UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21449
Nuveen Municipal High Income Opportunity Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
800)
257-8787
Date of fiscal year end:
October
 31
Date of reporting period:
October
 31, 2025

Item 1.	Reports to Stockholders.

Closed-End Funds	October 31, 2025
Nuveen Municipal
Closed-End
Funds

Nuveen AMT-Free Municipal Credit Income Fund	NVG

Nuveen Municipal Credit Income Fund	NZF

Nuveen Municipal High Income Opportunity Fund	NMZ

Nuveen Municipal Credit Opportunities Fund	NMCO

Nuveen Dynamic Municipal Opportunities Fund	NDMO

Annual
Report

Table
of Contents

Important Notices
NMZ – Fund merger:
On September 17, 2025, the Fund’s Board of Trustees approved a merger of Nuveen New Jersey Quality Municipal Income Fund (NXJ), Nuveen Pennsylvania Quality Municipal Income Fund (NQP) and Nuveen Missouri Quality Municipal Income Fund (NOM) into NMZ. The merger is pending shareholder approval and satisfying other closing conditions.
NMZ – Portfolio manager update:
Effective May 9, 2025, Steve Hlavin was added as a portfolio manager to the Nuveen Municipal High Income Opportunity Fund (NMZ).

Discussion of Fund Performance
Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal Credit Opportunities Fund (NMCO)
Nuveen Dynamic Municipal Opportunities Fund (NDMO)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen
AMT-Free
Municipal Credit Income Fund (NVG), Nuveen Municipal Credit Income Fund (NZF), Nuveen Municipal High Income Opportunity Fund (NMZ), Nuveen Municipal Credit Opportunities Fund (NMCO) and Nuveen Dynamic Municipal Opportunities Fund (NDMO).
The portfolio managers for NVG are Paul Brennan, CFA, and Steven Hlavin. The portfolio managers for NZF are Scott Romans, PhD, and Kristen DeJong, CFA. The portfolio managers for NMZ and NMCO are Daniel Close, CFA, Stephen Candido, CFA, and Steven Hlavin. The portfolio managers for NDMO are Timothy Ryan, CFA, Daniel Close, CFA, and Stephen Candido, CFA.
Below is a discussion of Fund performance and the factors that contributed and detracted during the
12-month
reporting period ended October 31, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen
AMT-Free
Municipal Credit Income Fund (NVG)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended October 31, 2025, NVG returned 2.23%. The Fund underperformed the returns of the NVG Blended Benchmark, which returned 3.75%. The NVG Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.
Top contributors to relative performance

•	Sector allocations, especially overweights to the housing, tax increment financing and hospital sectors, and an underweight to the industrial development revenue sector.

•	While overall credit quality positioning was detrimental to relative performance, an overweight to A-rated bonds was beneficial.
Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Duration and yield curve positioning, specifically an overweight to the longest-duration bonds (12 years and longer) and underweight to the shortest-duration bonds (four years and shorter).

•	Credit quality positioning, especially underweight allocations to AAA-rated and AA-rated bonds and overweight allocations to BBB-rated and below-investment-grade bonds.

•	Credit selection, especially in the tax-supported, tobacco and education sectors.
Nuveen Municipal Credit Income Fund (NZF)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended October 31, 2025, NZF returned 2.52%. The Fund underperformed the returns of the NZF Blended Benchmark, which returned 3.75%. The NZF Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index.
Top contributors to relative performance

•	Duration positioning, especially driven by an underweight to bonds with very short- to intermediate-duration characteristics.

•	Although the Fund’s overall credit allocations generally detracted from relative performance, an overweight to A-rated bonds contributed positively.
Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Credit ratings allocation, driven by underweights to bonds in the two highest credit categories (AAA and AA).

•	Sector allocation, primarily an underweight to dedicated tax bonds and local general obligation bonds.

•	Although duration positioning was broadly beneficial, it was partially offset by a negative impact from the allocation to bonds with effective durations between 10 and 12 years.
Nuveen Municipal High Income Opportunity Fund (NMZ)
What factors affected markets during the reporting period?

Discussion of Fund Performance
(continued)

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended October 31, 2025, NMZ returned 2.16%. The Fund underperformed the returns of the S&P Municipal Yield Index, which returned 3.19%.
Top contributors to relative performance

•	Underweight to bonds with durations in the two- to six-year range.

•	Underweight to the tobacco sector.

•	Overweight to incremental tax bonds.
Top detractors from relative performance

•	The Fund’s overall use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Overweight to bonds with durations of 12 years and longer.

•	Underweight to BBB-rated bonds.

•	Overweight to non-rated bonds.
Nuveen Municipal Credit Opportunities Fund (NMCO)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended October 31, 2025, NMCO returned 0.28%. The Fund underperformed the returns of the S&P Municipal Yield Index, which returned 3.19%.
Top contributors to relative performance

•	An overweight to land secured bonds and underweights to industrial development revenue and Puerto Rico bonds.

•
Credit selection, driven by
non-rated
bonds and senior living bonds, along with positions in Puerto Rico Electric Power Authority (PREPA), Georgia Proton and Georgia State Route 400 (held in a tender option bond trust).

Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Longer-duration positioning.

•	Credit ratings allocation, primarily the exposure to below-investment-grade and non-rated bonds.

•	Underweights to the hospital and housing sectors.

•	Positions in Brightline and American Dream.
Nuveen Dynamic Municipal Opportunities Fund (NDMO)
What factors affected markets during the reporting period?

•
Municipal bond yields rose across longer maturities and fell across shorter maturities, steepening the municipal yield curve over the reporting period. Yields saw elevated volatility during the period. This was in response to uncertainties about the Federal Reserve’s plan for monetary easing, U.S. fiscal and trade policy under the Trump administration, and the impacts to the economy, inflation and federal debt sustainability.

•
While credit fundamentals remained strong, unprecedented supply pressure weighed on the municipal market during the reporting period. Demand for municipal debt increased during the reporting period but was less robust when compared to the elevated level of supply.

What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s trading activity remained focused on pursuing its investment objectives. During the reporting period, the Fund continued to emphasize a long-term view of investing in longer-duration and lower-rated bonds, which offered incrementally higher yields to support the Fund’s income earnings capability.

•
The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended October 31, 2025, NDMO returned 2.48%. The Fund underperformed the returns of the S&P Municipal Bond Index, which returned 4.14%.
Top contributors to relative performance

•	Sector selection, most notably from an overweight to the tax increment sector and underweight to the tobacco sector.

•	Security selection, driven by outperformance from Puerto Rico Electric Power Authority (PREPA), two Colorado Metropolitan Districts and Southeast Energy Authority.

Discussion of Fund Performance
(continued)

Top detractors from relative performance

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares.

•	Long-duration and maturity positioning.

•	Overweight to below-investment-grade and lower-investment-grade securities.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions are current as of October 31, 2025. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ	NMCO	NDMO

November	$0.0790	$0.0795	$0.0655	$0.0685	$0.0620
December	0.0790	0.0795	0.0655	0.0685	0.0620
January	0.0790	0.0795	0.0655	0.0685	0.0620
February	0.0790	0.0795	0.0655	0.0685	0.0620
March	0.0790	0.0795	0.0655	0.0685	0.0620
April	0.0790	0.0795	0.0655	0.0685	0.0620
May	0.0790	0.0795	0.0655	0.0685	0.0620
June	0.0790	0.0795	0.0655	0.0685	0.0620
July	0.0790	0.0795	0.0655	0.0685	0.0620
August	0.0790	0.0795	0.0655	0.0685	0.0620
September	0.0790	0.0795	0.0655	0.0685	0.0620
October	0.0790	0.0795	0.0655	0.0685	0.0620
Total Distributions from Net Investment Income	$0.9480	$0.9540	$0.7860	$0.8220	$0.7440

Yields	NVG	NZF	NMZ	NMCO	NDMO
Market Yield	7.55%	7.55%	7.38%	7.52%	7.03%
Taxable-Equivalent Yield	12.75%	12.76%	12.46%	12.70%	11.86%

1
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax
basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’
1099-DIV
forms after the end of the year.
NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at
https://www.nuveen.com/resource-center-closed-end-funds,
along with other Nuveen
closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (
https://www.nuveen.com/subscriptions
).
COMMON SHARE EQUITY SHELF PROGRAMS
During the current reporting period, NVG, NMZ, NMCO and NDMO were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NVG, NMZ, NMCO and NDMO, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings are as shown in the accompanying table.

	NVG	NMZ	NMCO	NDMO
Maximum aggregate offering	Unlimited*	Unlimited	$70,100,000	$363,900,000
*	Represents additional authorized common shares for the period November 1, 2024 through November 18, 2024.
During the current reporting period, NMZ, NMCO and NDMO sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share in the accompanying table.

Common Share Information
(continued)

	NMZ	NMCO	NDMO

Common shares sold through shelf offering	5,710,888	376,132	68,571
Weighted average premium to NAV per common share sold	1.23%	0.41%	0.25%
Refer to Notes to Financial Statements, for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2025, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares repurchased and retired	202,500	67,500	0	0	0
Common shares authorized for repurchase	21,350,000	19,370,000	11,320,000	5,480,000	5,955,000

About the Funds’ Benchmarks
S&P Municipal Bond High Yield Index:
An index designed to measure the performance of
tax-exempt
high yield municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index
: An index designed to measure the performance of the
tax-exempt
U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Investment Grade Index:
An index designed to measure the performance of
tax-exempt
investment grade municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index:
An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than
10-years
of performance. For performance, current to the most recent
month-end
visit Nuveen.com or call (800)
257-8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NVG	Nuveen AMT-Free Municipal Credit Income Fund Fund Performance, Leverage and Holdings Summaries October 31, 2025

Performance*

		Total Returns as of October 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NVG at Common Share NAV	3/25/02	2.23%	0.32%	3.25%
NVG at Common Share Price	3/25/02	6.05%	1.53%	4.73%
S&P Municipal Bond Index	–	4.14%	1.34%	2.50%
NVG Blended Benchmark	–	3.75%	1.91%	3.18%
*   For purposes of Fund performance, relative results are measured against the NVG Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$12.94	$12.56	(2.94)%	(5.20)%
Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	41.30%
Regulatory Leverage	38.83%

Fund Allocation
(% of net assets)
Municipal Bonds	164.5%
Mortgage-Backed Securities	0.1%
Variable Rate Senior Loan Interests	0.0%
Short-Term Municipal Bonds	3.2%
Other Assets & Liabilities, Net	2.2%
Floating Rate Obligations	(6.6)%
MFP Shares, Net	(18.7)%
VRDP Shares, Net	(44.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	8.9%
AA	27.7%
A	22.6%
BBB	13.2%
BB or Lower	8.5%
N/R (not rated)	19.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.0%
Tax Obligation/General	13.5%
Health Care	13.3%
Housing/Single Family	11.2%
Utilities	9.6%
Education and Civic Organizations	9.6%
Transportation	8.5%
Other	16.2%
Mortgage-Backed Securities	0.1%
Variable Rate Senior Loan Interests	0.0%
Total	100%

NZF	Nuveen Municipal Credit Income Fund Fund Performance, Leverage and Holdings Summaries October 31, 2025

Performance*

		Total Returns as of October 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year

NZF at Common Share NAV	9/25/01	2.52%	1.02%	3.28%
NZF at Common Share Price	9/25/01	7.55%	2.68%	4.83%
S&P Municipal Bond Index	–	4.14%	1.34%	2.50%
NZF Blended Benchmark	–	3.75%	1.91%	3.18%
*   For purposes of Fund performance, relative results are measured against the NZF Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 60% S&P Municipal Bond Investment Grade Index and 2) 40% S&P Municipal Bond High Yield Index. The Fund’s performance was measured against the S&P Municipal Bond Index through April 10, 2016.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$12.86	$12.63	(1.79)%	(4.76)%
Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	40.24%
Regulatory Leverage	34.60%

Fund Allocation
(% of net assets)
Municipal Bonds	163.9%
Variable Rate Senior Loan Interests	0.0%
Other Assets & Liabilities, Net	3.8%
Borrowings	(0.5)%
Floating Rate Obligations	(14.4)%
MFP Shares, Net	(25.7)%
VRDP Shares, Net	(27.1)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	1.6%
AA	14.5%
A	35.2%
BBB	24.3%
BB or Lower	11.0%
N/R (not rated)	13.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	25.3%
Transportation	23.5%
Tax Obligation/Limited	19.6%
Utilities	8.8%
Tax Obligation/General	7.2%
Industrials	3.6%
Other	12.0%
Variable Rate Senior Loan Interests	0.0%
Total	100%

NMZ	Nuveen Municipal High Income Opportunity Fund Fund Performance, Leverage and Holdings Summaries October 31, 2025

Performance*

		Total Returns as of October 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
NMZ at Common Share NAV	11/19/03	2.16%	1.50%	3.37%
NMZ at Common Share Price	11/19/03	2.85%	1.72%	3.43%
S&P Municipal Yield Index	–	3.19%	2.65%	4.11%
*   For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$10.61	$10.65	0.38%	0.29%
Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	39.76%
Regulatory Leverage	22.26%

Fund Allocation
(% of net assets)
Municipal Bonds	158.9%
Exchange-Traded Funds	1.3%
Variable Rate Senior Loan Interests	0.0%
Common Stocks	0.0%
Other Assets & Liabilities, Net	4.9%
Floating Rate Obligations	(36.5)%
AMTP Shares, Net	(28.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	1.4%
AA	10.7%
A	18.1%
BBB	12.2%
BB or Lower	7.1%
N/R (not rated)	49.7%
N/A (not applicable)	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	32.7%
Transportation	18.8%
Education and Civic Organizations	11.2%
Health Care	10.1%
Housing/Multifamily	5.3%
Utilities	4.6%
Other	17.3%
Variable Rate Senior Loan Interests	0.0%
Common Stocks	0.0%
Total	100%

NMCO	Nuveen Municipal Credit Opportunities Fund Fund Performance, Leverage and Holdings Summaries October 31, 2025

Performance*

		Total Returns as of October 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception

NMCO at Common Share NAV	9/16/19	0.28%	2.60%	0.40%
NMCO at Common Share Price	9/16/19	6.30%	4.85%	0.69%
S&P Municipal Yield Index	–	3.19%	2.65%	2.73%
*   For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$10.92	$10.93	0.09%	(4.35)%
Growth of an Assumed $10,000 Investment as of October 31, 2025 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	42.24%
Regulatory Leverage	40.14%

Fund Allocation
(% of net assets)
Municipal Bonds	166.6%
Variable Rate Senior Loan Interests	0.0%
Other Assets & Liabilities, Net	8.2%
Borrowings	(1.7)%
Floating Rate Obligations	(6.1)%
MFP Shares, Net	(67.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AA	2.2%
A	5.0%
BBB	10.0%
BB or Lower	18.8%
N/R (not rated)	64.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.0%
Education and Civic Organizations	15.5%
Transportation	14.6%
Long-Term Care	7.7%
Health Care	7.2%
Consumer Staples	6.5%
Industrials	6.2%
Utilities	3.9%
Other	9.4%
Variable Rate Senior Loan Interests	0.0%
Total	100%

NDMO	Nuveen Dynamic Municipal Opportunities Fund Fund Performance, Leverage and Holdings Summaries October 31, 2025

Performance*

		Total Returns as of October 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception

NDMO at Common Share NAV	8/26/20	2.48%	(0.05)%	(0.05)%
NDMO at Common Share Price	8/26/20	6.20%	0.04%	0.14%
S&P Municipal Yield Index	–	3.19%	2.65%	2.58%
S&P Municipal Bond Index	–	4.14%	1.34%	1.25%
*   For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$10.60	$10.59	(0.09)%	(4.00)%

Leverage and Holdings

Leverage
Effective Leverage	29.66%
Regulatory Leverage	27.53%

Fund Allocation
(% of net assets)
Municipal Bonds	138.2%
Corporate Bonds	1.7%
Variable Rate Senior Loan Interests	0.0%
Other Assets & Liabilities, Net	2.2%
Floating Rate Obligations	(4.2)%
MFP Shares, Net	(37.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA	1.1%
AA	11.8%
A	17.5%
BBB	13.8%
BB or Lower	10.0%
N/R (not rated)	45.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	29.2%
Education and Civic Organizations	13.8%
Utilities	11.1%
Transportation	10.7%
Health Care	8.7%
Tax Obligation/General	7.8%
Industrials	6.3%
Other	11.2%
Corporate Bonds	1.2%
Variable Rate Senior Loan Interests	0.0%
Total	100%

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen
AMT-Free
Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund and Nuveen Dynamic Municipal Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen
AMT-Free
Municipal Credit Income Fund, Nuveen Municipal Credit Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Municipal Credit Opportunities Fund and Nuveen Dynamic Municipal Opportunities Fund (hereafter collectively referred to as the “Funds”) as of October 31, 2025, the related statements of operations, changes in net assets and cash flows, including the related notes, and the financial highlights for the year ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2025, and the results of each of their operations, the changes in each of their net assets, each of their cash flows and each of the financial highlights for the year ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2024 and the financial highlights for each of the periods ended on or prior to October 31, 2024 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 26, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
December 26, 2025
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments October 31, 2025
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LONG-TERM INVESTMENTS - 164.6% (98.1% of Total Investments)

		MORTGAGE-BACKED SECURITIES - 0.1% (0.1% of Total Investments)
$3,223,401	(a)	FRETE 2025-ML30 Trust, Series 2025 ML30	4.783%	07/25/42	$ 3,341,326
		TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,222,491)			3,341,326

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MUNICIPAL BONDS - 164.5% (98.0% of Total Investments)

		ALABAMA - 3.1% (1.8% of Total Investments)
1,830,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024B	4.700	10/01/49	1,859,099
1,415,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024B	4.800	10/01/54	1,439,596
1,470,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024C	4.625	10/01/49	1,465,511
1,975,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024D	4.500	10/01/49	1,950,410
1,975,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2024D	4.550	10/01/54	1,943,222
1,085,000		Alabama Housing Finance Authority, Collateralized Single Family Mortgage Revenue Bonds, Series 2025B	5.050	10/01/45	1,124,946
3,645,000	(b)	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A	6.000	09/01/45	3,600,254
850,000		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A	4.000	07/01/43	808,824
6,500,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Prepay BP PLC, Series 2024E, (Mandatory Put 5/01/35)	5.000	12/01/55	7,044,502
7,500,000	(a)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Prepay Morgan Stanley Series 2022C-1, (Mandatory Put 6/01/29)	5.250	02/01/53	7,998,247
4,000,000		Energy Southeast Cooperative District, Alabama, Energy Supply Revenue Bonds, Series 2025B	5.000	09/01/33	4,160,041
2,160,000		Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024	5.500	10/01/53	2,278,677
30,730,000		Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A	5.000	09/01/46	33,263,974
7,745,000		Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015	5.875	04/15/45	5,442,786
2,000,000		Southeast Energy Authority, Alabama, A Cooperative District Energy Supply Revenue Bonds Series 2024A	5.000	11/01/35	2,134,304
1,610,000		Southeast Energy Authority, Alabama, Revenue Bonds, A Cooperative District Energy Supply Series 2025D	5.000	09/01/35	1,785,073
1,000,000		The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A	5.250	08/01/30	1,006,122
1,300,000		The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A	5.500	08/01/35	1,309,271
4,220,000	(b)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	4,249,373
		TOTAL ALABAMA			84,864,232

		ALASKA - 0.5% (0.3% of Total Investments)
2,000,000		Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2024A-II	4.700	12/01/49	2,020,237
1,780,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1	4.000	06/01/39	1,693,736
2,490,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1	4.000	06/01/41	2,309,335
8,100,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1	4.000	06/01/50	6,789,466

24	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ALASKA (continued)
$455,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-1 Class 2	4.000%	06/01/50	$ 443,986
9,055,000		Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2 Class 2	0.000	06/01/66	1,025,698
		TOTAL ALASKA			14,282,458

		ARIZONA - 2.8% (1.7% of Total Investments)
1,475,000	(b)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D	5.000	07/01/47	1,407,729
6,290,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019	5.000	07/01/54	5,722,140
3,260,000	(b),(c)	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A	6.375	06/01/39	2,608,000
1,600,000		Arizona Industrial Development Authority, Single Family Mortgage Revenue Bonds, Series 2024A	4.700	10/01/51	1,603,829
1,000,000		Arizona Industrial Development Authority, Single Family Mortgage Revenue Bonds, Series 2024C	4.650	10/01/49	1,000,879
1,000,000		Arizona Industrial Development Authority, Single Family Mortgage Revenue Bonds, Series 2025A	5.100	10/01/50	1,031,581
1,000,000		Arizona Industrial Development Authority, Single Family Mortgage Revenue Bonds, Series 2025A	5.150	10/01/53	1,042,761
3,142,196	(b),(c)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A	7.000	07/01/41	2,199,537
865,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C	4.750	09/01/49	877,074
1,350,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A	4.000	07/01/56	1,081,678
1,730,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/49	1,672,297
1,975,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/54	1,884,807
800,000		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016	5.000	07/01/47	751,945
6,000,000		Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B - FGIC Insured	5.500	07/01/37	7,334,067
8,755,000		Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B - FGIC Insured	5.500	07/01/39	10,727,235
620,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/35	620,105
1,025,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/46	983,814
1,130,000	(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.250	07/01/36	904,000
1,850,000	(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.375	07/01/46	1,480,000
2,135,000	(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.500	07/01/51	1,708,000
2,920,000	(b),(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019	5.875	07/01/51	2,336,000

See Notes to Financial Statements	25

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ARIZONA (continued)
$3,050,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017	6.750%	02/01/50	$ 3,051,718
10,000,000		Pinal County, Arizona, Pledged Revenue Obligations, Series 2025 - BAM Insured	5.250	08/01/50	10,756,538
5,000,000		Pinal County, Arizona, Pledged Revenue Obligations, Series 2025 - BAM Insured	5.250	08/01/55	5,345,192
6,120,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/32	6,713,467
2,365,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/37	2,590,456
		TOTAL ARIZONA			77,434,849

		ARKANSAS - 0.8% (0.5% of Total Investments)
2,750,000	(b)	Arkansas Development Finance Authority, Charter School Revenue Bonds, Academy of Math and Science - Little Rock Project Series 2024A	7.000	07/01/59	2,509,682
990,000		Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2024A	4.600	07/01/49	985,385
2,500,000		Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2025B	5.000	07/01/50	2,541,222
2,635,000		Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006 - AMBAC Insured	0.000	07/01/36	1,712,057
20,480,000		Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006 - AMBAC Insured	0.000	07/01/46	7,300,547
625,000		Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2025	5.250	11/01/50	666,315
1,945,000		Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2025	5.250	11/01/55	2,065,749
2,445,000		Springdale, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Improvement Series 2023B - BAM Insured	4.125	08/01/50	2,343,167
480,000		Springdale, Arkansas, Water and Sewer Revenue Bonds, Series 2025	4.125	09/01/45	478,904
1,000,000		Springdale, Arkansas, Water and Sewer Revenue Bonds, Series 2025	4.125	09/01/46	989,046
		TOTAL ARKANSAS			21,592,074

		CALIFORNIA - 12.7% (7.6% of Total Investments)
6,135,000		Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B - AGC Insured	0.000	08/01/30	5,396,434
6,820,000	(d)	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured, (ETM)	0.000	09/01/35	5,125,692
5,795,000		Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C - AGM Insured	0.000	09/01/35	4,215,205
4,100,000		Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A	5.000	03/01/41	4,030,101
3,875,000		Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2022C - BAM Insured	2.500	11/01/46	2,756,831
5,650,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024B, (Mandatory Put 12/01/32)	5.000	01/01/55	6,004,240
5,000,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024D, (Mandatory Put 9/01/32)	5.000	02/01/55	5,472,331

26	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$2,215,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024H, (Mandatory Put 8/01/33)	5.000%	01/01/56	$ 2,472,015
4,000,000	(a)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2025D, (Mandatory Put 7/01/34)	5.000	10/01/55	4,270,434
3,325,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Fountains at Emerald Park, Senior Lien Series 2021A-1	3.000	08/01/56	2,234,623
2,000,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-1	3.000	02/01/57	1,365,749
75,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1	5.000	06/01/49	75,025
50,460,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2	0.000	06/01/55	9,599,404
1,500,000		California County Tobacco Securitization Agency, Tobacco Settlement Bonds, Gold Country Settlement Funding Corporation, Senior Series 2020A	4.000	06/01/49	1,299,201
5,000,000		California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2019V-1	5.000	05/01/49	5,742,713
12,940,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2019V-1, (UB)	5.000	05/01/49	14,862,141
10,000,000		California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2021V-2	5.000	04/01/51	11,460,957
8,550,000		California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2025A	5.000	10/01/55	9,127,134
8,300,000	(e)	California Educational Facilities Authority, Revenue Bonds, Stanford University, Refunding Series 2014U-6, (UB)	5.000	05/01/45	9,678,728
1,000,000		California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A	5.000	08/15/54	1,000,265
5,000,000	(f)	California Housing Finance Agency, Affordable Housing Revenue Bonds, Sustainability Green Series 2025B	4.350	02/01/43	5,018,413
3,065,000	(b)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/31	3,068,054
1,000,000	(b)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/36	998,431
555,000	(b)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/41	535,096
195,000	(b)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A	5.000	07/01/46	181,667
260,000		California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A	5.000	06/01/36	261,469
435,000		California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A	5.000	06/01/46	435,200
3,000,000	(b)	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A	6.000	10/01/50	2,977,481
5,425,000	(b)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019	5.000	11/21/45	5,497,199
2,050,000		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017	5.000	10/15/47	2,037,419
735,000	(b),(c)	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016	5.000	06/01/46	441,000
715,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A	5.000	06/01/36	715,113

See Notes to Financial Statements	27

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$570,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A	5.125%	06/01/47	$ 538,225
680,000		California State University, Systemwide Revenue Bonds, Series 2025A	4.625	11/01/56	697,164
80,000		California State, General Obligation Bonds, Series 2002 - NPFG Insured	5.000	10/01/32	80,119
5,000		California State, General Obligation Bonds, Series 2004 - AMBAC Insured	5.000	04/01/31	5,008
5,860,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	5,860,317
53,155,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	52,898,883
7,130,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	7,158,254
3,380,000	(a)	Central Valley Energy Authority, California, Commodity Supply Revenue Bonds, Series 2025, (Mandatory Put 8/01/35)	5.000	12/01/55	3,741,662
5,330,000	(b)	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1	3.000	08/01/56	3,689,620
4,000,000	(b)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33, Senior Series 2021A-1	3.000	12/01/56	2,645,615
3,410,000		Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C - AGM Insured	0.000	08/01/33	2,722,974
14,375,000		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C - AGM Insured	0.000	08/01/39	8,004,615
2,000,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1	3.600	05/01/47	1,652,422
5,000,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2	3.250	05/01/57	3,443,372
5,000,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Escondido Portfolio, Social Senior Lien Series 2021A-2	4.000	06/01/58	3,963,145
4,720,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1	3.400	10/01/46	3,738,783
15,985,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.125	07/01/56	10,456,394
5,000,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2	3.000	12/01/56	3,565,993
2,475,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien Series 2021A	3.250	10/01/58	1,753,960
12,500,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A-2	4.000	12/01/58	8,865,455
5,015,000		Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election of 2024 Series 2025	4.000	08/01/50	4,786,241
2,615,000		El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A - AGM Insured	6.900	08/01/31	2,924,423
3,600,000		El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A - AGM Insured	7.050	08/01/34	4,020,263

28	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$3,960,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A - AGM Insured	0.000%	01/15/34	$ 3,116,654
5,000,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A - AGM Insured	0.000	01/15/35	3,785,575
910,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A	6.850	01/15/42	1,042,337
4,595,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1	3.500	01/15/53	3,826,325
7,860,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	835,758
1,825,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1	5.000	06/01/51	1,814,262
5,795,000		Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006 - AGM Insured	0.000	11/01/25	5,795,000
6,250,000	(f)	Modesto, California, Wastewater Revenue Bonds, Series 2025	5.000	11/01/55	6,658,272
7,575,000	(g)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	0.000	08/01/43	7,650,919
3,310,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B	6.500	11/01/39	4,161,664
605,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	592,180
530,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	518,769
270,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	264,278
540,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/26	528,557
3,960,000		Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured	0.000	08/01/26	3,880,787
225,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/28	208,577
110,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/28	101,971
170,000	(d)	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured, (ETM)	0.000	08/01/28	157,592
1,715,000		Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A - AGC Insured	0.000	08/01/28	1,593,553
3,905,000		Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A	4.250	08/15/38	3,910,132
2,560,000		Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021	2.000	11/01/42	1,814,150
1,940,000		Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021	2.125	11/01/44	1,334,020
7,935,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A - AGC Insured	7.000	08/01/38	8,907,833
1,000,000		Pasadena Public Financing Authority, California, Lease Revenue Bonds, Rose Bowl Renovation Project, Refunding Series 2024	0.000	06/01/41	530,514

See Notes to Financial Statements	29

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$1,100,000		Pasadena Public Financing Authority, California, Lease Revenue Bonds, Rose Bowl Renovation Project, Refunding Series 2024	0.000%	06/01/44	$ 488,804
1,000,000		Pasadena Public Financing Authority, California, Lease Revenue Bonds, Rose Bowl Renovation Project, Refunding Series 2024	0.000	06/01/45	420,254
1,000,000		Pasadena Public Financing Authority, California, Lease Revenue Bonds, Rose Bowl Renovation Project, Refunding Series 2024	0.000	06/01/46	398,832
9,145,000		Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999 - AMBAC Insured	0.000	08/01/30	7,920,876
1,000,000		Pleasanton Unified School District, Alameda County, California, General Obligation Bonds, Election of 2022, Series 2025	4.500	08/01/52	1,022,792
660,000		San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2018 Ad Valorem Property Tax Series 2025I-3	4.125	07/01/50	647,342
1,000,000		San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2022 Ad Valorem Property Tax Series 2025C-3	5.000	07/01/50	1,071,067
3,400,000		San Mateo County Community College District, California, General Obligation Bonds, Series 2006C - NPFG Insured	0.000	09/01/30	3,019,225
4,340,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G - AGM Insured	0.000	08/01/34	3,241,848
3,410,000		Santa Barbara Community College District, California, General Obligation Bonds, Election of 2024 Series 2025A	6.000	08/01/55	3,988,258
605,000	(b)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017	6.250	09/01/47	622,193
		TOTAL CALIFORNIA			351,439,842

		COLORADO - 9.4% (5.6% of Total Investments)
1,165,000		Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2025	5.500	12/01/46	1,302,445
4,405,000		Adams County, Colorado, Certificates of Participation, Series 2024	4.000	12/01/54	4,041,345
4,300,000		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2021	4.375	12/01/52	3,621,335
1,400,000	(b)	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2024	5.500	12/01/44	1,414,765
850,000		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A	5.000	12/01/39	853,465
806,000		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A	5.500	12/01/36	806,582
1,175,000		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A	5.750	12/01/46	1,175,382
1,140,000	(b)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/37	1,140,369
5,465,000	(b)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/47	5,429,687
4,475,000		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2020A	5.000	12/01/51	4,415,412
930,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016	3.625	08/01/46	762,729
1,165,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A	5.000	12/01/38	1,165,676
3,675,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016	3.750	06/15/47	3,035,315
1,750,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016	3.250	06/01/46	1,332,684

30	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$7,625,000	(b)	Colorado Educational and Cultural Facilities Authority, Cultural Facilities Revenue Bonds, Stanley Project, Senior Lien Series 2025A-1	6.875%	02/01/59	$ 8,019,616
2,460,000	(d)	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, (Pre-refunded 6/01/27)	5.000	06/01/42	2,540,898
23,470,000	(d)	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, (Pre-refunded 6/01/27)	5.000	06/01/47	24,241,813
2,140,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	4.000	08/01/49	1,870,383
4,900,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2020A	4.000	12/01/50	4,092,613
1,000,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2025A	5.125	12/01/55	989,900
2,035,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A	5.250	05/15/47	2,041,179
13,610,000		Colorado Housing and Finance Authority, Multifamily Project Bonds, Class I Series 2020B	2.350	10/01/43	9,696,383
4,105,000		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018	5.875	12/01/46	4,108,185
1,480,000		Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A	5.250	12/01/47	1,442,455
1,233,000		Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B	5.250	12/01/47	1,198,637
500,000		Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016	5.250	12/01/40	500,225
11,855,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	7,529,146
10,000,000		Denver School District 1, Colorado, General Obligation Bonds, Series 2025C	5.500	12/01/46	11,179,492
1,975,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	1,983,309
385,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	386,419
11,700,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A	0.000	09/01/41	6,105,583
5,000,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B - NPFG Insured	0.000	09/01/26	4,882,057
10,005,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/32	8,180,933
43,090,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/33	33,948,245
16,525,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/27	15,709,100
1,180,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/28	1,089,613
7,000,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A - NPFG Insured	0.000	09/01/34	5,270,822
5,575,000	(b)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	5,629,766
590,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	580,815
3,215,000	(b)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	3,245,966

See Notes to Financial Statements	31

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$1,000,000		Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Special Revenue Refunding and Improvement Series 2024A	5.375%	12/01/54	$ 1,003,608
841,000		Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016	5.000	12/01/35	841,445
5,155,000		North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2016B	3.500	12/01/45	4,135,993
978,000		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A	5.625	12/01/37	978,137
1,000,000		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A	5.750	12/01/47	999,996
3,380,000	(c)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/39	3,088,424
6,900,000	(c)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/49	6,271,155
660,000		Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016	5.000	12/01/36	665,532
1,060,000		Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016	5.000	12/01/46	1,048,883
660,000		Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A	5.000	12/01/45	661,063
1,000,000	(b),(g)	Parkdale Community Authority, Erie County, Colorado, Limited Tax Supported Convertible Capital Appreciation Revenue Bonds, District 2, Series 2024A	0.000	12/01/53	857,146
1,335,000	(b)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/41	1,228,963
4,000,000	(g)	Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Convertible Capital Appreciation Bonds, Series 2022A-2	0.000	12/01/52	2,761,300
2,760,000	(b)	Prairie Center Metopolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A	5.000	12/15/41	2,766,389
1,500,000		Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021	4.000	12/01/41	1,361,238
1,310,000		Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018	5.375	12/01/37	1,324,219
3,265,000		Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018	5.500	12/01/47	3,283,868
4,200,000		Redtail Ridge Metropolitan District, City of Louisville, Boulder County, Colorado, General Obligation Limited Tax Capital Appreciation Turbo Bonds, Series 2025	0.000	12/01/32	2,613,629
5,050,000		Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A	3.000	07/15/37	4,579,615
1,320,000		Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue Bonds, Series 2022A	5.000	12/01/52	1,137,626
765,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Senior Series 2020A	4.250	12/01/50	781,058
511,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Special Improvement Revenue Bonds, Special District 1, Series 2024	5.625	12/01/43	524,775
2,765,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.125	12/01/50	2,663,740
2,530,000	(b),(g)	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Convertible Capital Appreciation Bonds, Series 2025	0.000	09/01/55	1,792,823

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$450,000		The Village at Dry Creek Metropolitan District No. 2, In the City of Thornton, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019	4.375%	12/01/44	$ 441,792
500,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2	5.500	12/01/51	405,516
900,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/51	706,786
3,410,000		Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2020 - AGM Insured	5.000	12/01/50	3,458,560
8,260,000		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022	6.750	12/01/52	8,322,764
3,250,000	(b)	West Globeville Metropolitan District 1, Denver, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024	5.750	12/01/44	3,224,397
		TOTAL COLORADO			260,891,184

		CONNECTICUT - 3.7% (2.2% of Total Investments)
2,800,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2016D - AGM Insured	5.000	08/15/41	2,819,889
1,470,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2017A	5.000	11/01/36	1,516,024
750,000		Bridgeport, Connecticut, General Obligation Bonds, Series 2017A	5.000	11/01/37	772,394
1,100,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A	5.000	08/01/44	1,069,060
590,000	(b)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A	5.000	09/01/46	567,016
2,540,000	(b)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A	5.000	09/01/53	2,370,145
3,000,000	(b)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1	5.000	10/01/54	2,361,156
1,915,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O	5.000	07/01/36	1,916,746
1,770,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/41	1,711,493
2,000,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/49	1,770,610
5,000,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L	4.125	07/01/41	5,000,188
1,745,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L	5.000	07/01/45	1,745,645
500,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M	5.000	07/01/34	503,950
1,250,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M	5.000	07/01/36	1,257,480
5,145,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1	5.000	07/01/42	5,223,807
4,025,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K	4.000	07/01/46	3,664,180
2,250,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1	5.000	07/01/38	2,276,732
1,775,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B	4.500	11/15/43	1,811,108
13,425,000	(e)	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2023B, (UB)	4.650	11/15/48	13,588,304
2,940,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2024A	4.450	11/15/44	2,970,952

See Notes to Financial Statements	33

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CONNECTICUT (continued)
$4,875,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2025A-1	4.650%	11/15/51	$ 4,951,692
1,250,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Sustainability Green Series 2024D-1	4.750	11/15/49	1,265,079
3,750,000		Connecticut State, General Obligation Bonds, Series 2017A	5.000	04/15/35	3,858,984
2,315,000		Connecticut State, General Obligation Bonds, Series 2018A	5.000	04/15/37	2,415,100
5,000,000		Connecticut State, General Obligation Bonds, Series 2018A	5.000	04/15/38	5,203,589
1,035,000		Connecticut State, General Obligation Bonds, Series 2018E	5.000	09/15/37	1,085,749
2,145,000		Connecticut State, General Obligation Bonds, Social Series 2024G	3.000	11/15/42	1,872,282
2,260,000		Connecticut State, General Obligation Bonds, Social Series 2024G	3.000	11/15/43	1,929,523
970,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A	5.000	08/01/33	971,517
5,300,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A	5.000	09/01/33	5,395,441
1,075,000		Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A	5.000	09/01/34	1,093,719
55,000		Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A - NPFG Insured	5.000	08/15/35	55,051
2,315,000	(b)	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017	5.000	04/01/39	2,348,707
2,285,000		Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2018	5.000	07/15/36	2,397,143
1,550,000		New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A - AGM Insured	5.000	08/15/35	1,571,773
1,045,000		New Haven, Connecticut, General Obligation Bonds, Series 2017A	5.000	08/01/35	1,071,657
1,425,000		New Haven, Connecticut, General Obligation Bonds, Series 2017A	5.000	08/01/36	1,458,674
1,300,000		Stamford Housing Authority, Connecticut, Revenue Bonds, Mozaic Concierge Living Project, Series 2025A	6.500	10/01/55	1,327,138
500,000		Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A	5.250	08/15/43	500,246
1,285,000		Steel Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Steelpointe Harbor Project, Series 2021	4.000	04/01/51	1,104,591
1,005,000		Town of Hamden, Connecticut, General Obligation Bonds, Refunding Series 2018A - BAM Insured	5.000	08/15/30	1,068,460
2,250,000		University of Connecticut, General Obligation Bonds, Series 2015A	5.000	03/15/31	2,264,544
445,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/30	445,771
390,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/31	390,672
610,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/32	611,040
445,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/33	445,735
445,000		Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015 - BAM Insured	5.000	08/01/34	445,709
		TOTAL CONNECTICUT			102,466,465

		DELAWARE - 0.6% (0.4% of Total Investments)
775,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B	4.650	07/01/49	775,834
930,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B	4.750	07/01/54	934,792
3,435,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024D	4.450	07/01/49	3,394,071
1,865,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024D	4.500	07/01/54	1,820,386

34	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		DELAWARE (continued)
$2,175,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2025A	4.650%	07/01/50	$ 2,168,599
1,515,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2025A	4.700	07/01/55	1,490,731
2,400,000		Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2025B	5.000	07/01/50	2,438,032
3,010,000		Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A	5.000	07/01/48	2,863,440
1,000,000		Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A	5.000	07/01/58	920,019
		TOTAL DELAWARE			16,805,904

		DISTRICT OF COLUMBIA - 3.9% (2.3% of Total Investments)
3,780,000		District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013	5.000	10/01/45	3,560,644
182,000,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	42,255,286
5,415,000		District of Columbia, General Obligation Bonds, Series 2024A	5.000	08/01/49	5,704,226
1,500,000		District of Columbia, Washington, D.C., Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A	5.000	07/01/42	1,491,959
5,320,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	4.000	10/01/52	4,798,852
17,595,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	2.750	10/01/53	11,446,311
22,015,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	3.000	10/01/53	15,642,732
11,000,000	(d)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, (Pre-refunded 10/01/26) - AGC Insured	6.500	10/01/41	11,367,214
10,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B	6.500	10/01/44	10,687,828
		TOTAL DISTRICT OF COLUMBIA			106,955,052

		FLORIDA - 4.7% (2.8% of Total Investments)
1,105,000	(b)	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2024 Project Series 2024	5.000	05/01/44	1,109,957
990,000		Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016	4.700	05/01/36	992,461
3,350,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020	5.000	12/15/50	2,967,941
1,290,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018	6.100	08/15/38	1,320,284
1,045,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018	6.200	08/15/48	1,047,868
1,290,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.000	08/15/51	987,278
1,065,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A	5.375	07/01/37	1,073,803
1,470,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A	5.500	07/01/47	1,470,923
6,050,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A	5.125	06/15/37	6,058,339
1,885,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A	5.250	06/15/47	1,766,145

See Notes to Financial Statements	35

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$880,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A	5.000%	10/15/37	$ 883,497
735,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A	5.000	10/15/49	684,878
4,670,000		City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015	5.000	09/01/41	4,674,517
275,000		Cityplace Community Development District, Florida, Special Assessement and Revenue Bonds, Refunding Series 2012	5.000	05/01/26	276,937
240,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.250	11/01/37	246,287
305,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.600	11/01/46	310,442
280,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.250	05/01/35	281,489
315,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.300	05/01/36	316,714
475,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/45	476,337
655,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/46	656,767
255,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A	6.000	06/15/37	256,480
665,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A	6.125	06/15/46	666,847
415,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A	6.000	06/15/37	417,408
2,375,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.650	07/01/37	2,414,815
3,735,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.750	07/01/47	3,714,180
2,075,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	4.750	07/15/36	2,048,525
1,335,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	5.000	07/15/46	1,230,884
3,330,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A	5.000	06/15/50	3,197,314
3,405,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Mater Academy Projects, Series 2020A	5.000	06/15/55	3,227,988
550,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A	6.125	06/15/44	550,112
4,380,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A	6.125	06/15/47	4,323,714
1,485,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.250	06/15/36	1,496,189
4,350,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.375	06/15/46	4,362,300
3,905,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2024-5	4.600	07/01/49	3,894,204

36	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$2,500,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2024-5	4.650%	07/01/54	$ 2,496,595
4,230,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2025-1	4.600	07/01/50	4,199,024
1,705,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2025-5	4.900	07/01/45	1,772,394
5,490,000		Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Social Series 2021-1	2.150	07/01/51	3,291,364
5,000,000	(f)	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2025D	4.250	07/01/55	4,789,917
1,435,000		Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016	4.750	05/01/36	1,438,497
2,215,000	(b)	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University Project, Series 2018B	5.000	06/01/53	1,856,194
625,000	(b)	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017	5.000	05/01/37	633,925
1,080,000	(b)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017	5.875	07/01/37	1,088,183
1,920,000	(b)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017	6.000	07/01/47	1,920,270
4,710,000		Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014	5.000	10/01/43	4,712,721
5,000,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A	5.000	07/01/39	4,999,690
8,000,000		Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2022	5.000	07/01/44	8,430,874
4,785,000		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015	5.350	08/01/35	4,832,848
5,070,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022	4.000	10/01/52	4,466,966
2,890,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1	5.000	10/01/49	2,914,648
3,345,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1	4.000	10/01/54	2,956,726
2,000,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022	5.000	11/01/47	2,022,770
825,000		Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016	5.000	11/01/46	826,887
1,000,000		Sarasota County Public Hospital District, Florida, Hospital Revenue Bonds, Sarasota Memorial Hospital Project, Series 2018	4.000	07/01/48	903,389
220,000	(b)	Seminole County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A	4.000	06/15/51	172,556
90,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	4.750	11/01/28	91,705
365,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	5.375	11/01/36	375,490
900,000		South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016	5.375	05/01/37	914,041
1,995,000	(b)	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2024	4.800	05/01/55	1,905,235
5,015,000		Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015	5.000	06/01/40	5,015,650
		TOTAL FLORIDA			128,432,383

See Notes to Financial Statements	37

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		GEORGIA - 3.5% (2.1% of Total Investments)
$1,890,000	(g)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000%	12/15/48	$ 1,686,228
17,085,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Transmission Corporation Vogtle Project, Series 2012	2.750	01/01/52	10,989,566
5,775,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C	4.125	11/01/45	5,314,131
11,280,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D	4.125	11/01/45	10,379,810
11,100,000	(e)	Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B, (UB)	5.125	04/01/48	11,541,757
2,680,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A	3.950	12/01/43	2,567,985
3,085,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A	4.000	12/01/48	2,940,138
2,215,000	(e)	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A, (UB)	4.350	12/01/43	2,245,920
3,000,000	(e)	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2023A, (UB)	4.550	12/01/48	3,014,421
4,470,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024A	4.600	12/01/49	4,456,292
635,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024A	4.700	12/01/54	636,891
5,000,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.550	12/01/49	5,006,142
1,000,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.600	12/01/54	993,377
880,000		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A	5.000	01/01/56	881,212
1,300,000	(b)	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017	5.750	06/15/37	1,320,906
10,000,000	(a),(b)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, (Mandatory Put 11/01/27)	4.000	08/01/52	10,058,744
5,000,000	(a)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2023E-1, (Mandatory Put 6/01/31)	5.000	12/01/53	5,387,078
2,000,000	(b)	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A	5.000	11/01/47	1,693,516
5,000,000		Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Green Series 2025A	5.250	07/01/50	5,422,872
4,985,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A	5.000	07/01/60	4,984,681
6,390,000		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015	5.000	10/01/40	6,394,655
		TOTAL GEORGIA			97,916,322

		GUAM - 0.2% (0.1% of Total Investments)
750,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	07/01/41	788,134
875,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	07/01/42	913,231
885,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	07/01/44	911,412
1,095,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2024A	5.000	01/01/46	1,119,012
1,665,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017	5.000	07/01/40	1,688,892
1,080,000		Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A	5.000	01/01/50	1,088,275
		TOTAL GUAM			6,508,956

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		HAWAII - 0.1% (0.0% of Total Investments)
$ 1,500,000	(b)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A	5.000%	01/01/45	$ 1,273,725
		TOTAL HAWAII			1,273,725

		IDAHO - 2.1% (1.3% of Total Investments)
3,300,000		Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014	4.375	07/01/34	3,301,984
12,495,000		Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014	4.750	07/01/44	12,497,722
1,250,000		Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016	5.000	09/01/37	1,252,334
5,650,000		Idaho Housing & Finance Association, Idaho, Sales Tax Revenue Bonds, Transportation Expansion & Congestion Mitigation Fund, Series 2025A	5.000	08/15/49	6,038,581
8,065,000		Idaho Housing & Finance Association, Idaho, Sales Tax Revenue Bonds, Transportation Expansion & Congestion Mitigation Fund, Series 2025A	4.000	08/15/50	7,707,523
500,000	(b)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A	5.000	07/01/40	449,660
1,415,000	(b)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A	5.250	07/01/55	1,175,842
11,445,000	(e)	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2023C, (UB)	4.800	07/01/53	11,618,641
2,355,000		Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A	4.600	01/01/49	2,340,034
10,364,000	(b)	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2021	3.750	09/01/51	9,887,157
2,500,000		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2024	6.250	09/01/53	2,566,598
		TOTAL IDAHO			58,836,076

		ILLINOIS - 17.1% (10.2% of Total Investments)
67,135,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000	04/01/46	67,858,298
1,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017	5.000	04/01/46	974,472
1,110,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.750	04/01/48	1,164,676
14,805,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	14,914,816
8,835,000	(b)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A	7.000	12/01/46	9,178,375
1,410,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/30	1,160,852
1,500,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A	5.000	12/01/55	1,511,406
5,000,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022B	5.250	01/01/56	5,161,060
6,000,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2024B	5.500	01/01/59	6,451,703
1,355,000		Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A	5.500	01/01/39	1,406,802
32,670,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - FGIC Insured	0.000	01/01/32	26,289,752
2,605,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/38	2,605,929
2,500,000		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT	4.450	11/01/36	2,543,736
3,400,000		Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002.RMKT	5.500	11/01/36	3,407,182
1,700,000	(b)	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A	5.750	12/01/35	1,701,099

See Notes to Financial Statements	39

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ILLINOIS (continued)
$115,000	(b)	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A	6.000%	12/01/45	$ 115,019
8,835,000		Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020	4.000	10/01/50	7,731,277
29,545,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	30,069,474
90,000		Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C	4.000	02/15/41	87,779
1,125,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	1,144,971
80,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health/ fkaPresence Health Network, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	81,420
1,755,000	(d)	Illinois Finance Authority, Revenue Bonds, Ascension Health/ fkaPresence Health Network, Series 2016C, (Pre-refunded 2/15/27)	4.000	02/15/41	1,786,154
500,000	(b)	Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A	5.625	08/01/53	512,744
4,000,000	(c)	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A	5.000	11/01/49	2,770,000
10,000,000	(e)	Illinois Finance Authority, Revenue Bonds, Northshore - Edward-Elmhurst Health Credit Group, Series 2022A, (UB)	5.000	08/15/47	10,237,718
12,000,000		Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A	5.000	11/15/45	12,003,671
1,000,000		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C	5.000	08/01/42	1,003,325
1,000,000		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C	5.000	08/01/46	997,194
1,000,000		Illinois Finance Authority, Revenue Bonds, Rosalind Franklin University Research Building Project, Series 2017C	5.000	08/01/47	992,540
10,000,000	(e)	Illinois Finance Authority, Revenue Bonds, University of Chicago Medicine, Series 2022A, (UB)	5.000	08/15/52	10,154,638
5,670,000		Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, Series 2021C	2.850	07/01/56	3,854,952
10,000,000		Illinois Housing Development Authority, Revenue Bonds, Social Series 2024I	4.625	04/01/50	9,961,352
3,665,000		Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014 - AGM Insured	5.250	06/15/31	3,671,475
11,800,000		Illinois State, General Obligation Bonds, December Series 2017A	5.000	12/01/38	12,066,163
1,330,000		Illinois State, General Obligation Bonds, December Series 2017A	5.000	12/01/39	1,356,774
5,200,000		Illinois State, General Obligation Bonds, January Series 2016	5.000	01/01/29	5,217,006
4,460,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	4,778,270
3,000,000		Illinois State, General Obligation Bonds, May Series 2024B	5.000	05/01/38	3,286,668
10,450,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/41	10,520,170
28,845,000		Illinois State, General Obligation Bonds, November Series 2017C	5.000	11/01/29	29,943,746
2,040,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/27	2,122,183
5,000,000		Illinois State, General Obligation Bonds, November Series 2019B	4.000	11/01/35	5,037,940
5,000,000		Illinois State, General Obligation Bonds, October Series 2016	5.000	02/01/29	5,120,909
20,000		Illinois State, General Obligation Bonds, Refunding October Series 2024	5.000	02/01/29	21,316
5,875,000		Illinois State, General Obligation Bonds, Refunding October Series 2024	5.000	02/01/38	6,458,024
19,920,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B	5.000	01/01/40	19,955,266
10,570,000		Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A	5.000	01/01/44	10,841,635

40	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE
	ILLINOIS (continued)
$1,615,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Series 2023A	5.250%	01/01/45	$ 1,723,323
540,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B	5.000	06/15/52	539,049
8,805,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	7,632,061
12,445,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	4.000	12/15/47	11,009,322
4,500,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	4.000	06/15/52	3,858,305
2,890,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	0.000	12/15/52	759,039
5,185,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	5.000	06/15/53	5,167,974
25,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/44	10,734,933
43,200,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/45	17,576,222
10,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/46	3,844,181
8,750,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B - NPFG Insured	0.000	06/15/28	8,024,619
20,045,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - AGM Insured	0.000	12/15/35	13,913,487
9,010,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/37	5,729,561
465,000	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019	5.000	01/01/39	464,743
1,842,000	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014 - AGM Insured	5.000	03/01/34	1,843,680
2,615,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A - NPFG Insured	6.500	07/01/30	2,903,436
3,000,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Refunding Second Lien Series 2024A	5.000	01/01/37	3,397,016
11,700,000	Southwestern Illinois Development Authority, Illinois, Local Government Revenue Bonds, Triad Community Unit School District 2 Project, Series 2025B - BAM Insured	5.500	04/01/48	12,591,760
	TOTAL ILLINOIS			471,944,642

	INDIANA - 2.3% (1.4% of Total Investments)
2,000,000	Carmel Redevelopment Authority, Indiana, Ad Valorem Property Tax Lease Rental Bonds, Series 2024B	1.125	01/15/44	1,115,781
1,000,000	Carmel, Indiana, Waterworks Revenue Bonds, Refunding, Series 2024C - BAM Insured	4.250	05/01/53	943,952
5,000,000	Hamilton County Public Building Corporation, Indiana, Lease Rental Revenue Bonds, Series 2024	4.000	01/10/50	4,591,382
11,845,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014	5.000	10/01/44	10,658,709
9,720,000	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2024B-1	4.750	07/01/49	9,843,675
10,000,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/26	9,917,746
20,000,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/28	18,597,106
5,015,000	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Social Series 2023	4.250	07/15/43	5,042,136

See Notes to Financial Statements	41

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		INDIANA (continued)
$1,485,000		Terre Haute Sanitary District, Indiana, Revenue Bonds, Refunding Series 2024 - BAM Insured	4.375%	01/01/49	$ 1,427,944
1,000,000		Westfield-Washington Multi-School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Series 2024A - BAM Insured	5.250	01/15/44	1,074,071
		TOTAL INDIANA			63,212,502

		IOWA - 1.5% (0.9% of Total Investments)
9,045,000	(d)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	10,424,777
10,860,000	(a),(d)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/42)	5.000	12/01/50	12,516,647
5,700,000		Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project, Series 2018	5.250	08/01/55	4,735,104
1,700,000		Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Series 2024A	4.750	07/01/49	1,714,140
10,000,000	(e)	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social Taxable Series 2023C, (UB)	4.850	07/01/43	10,244,588
10,460,000		Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2 Capital Appreciation Senior Lien Series 2021B-2	0.000	06/01/65	1,551,697
		TOTAL IOWA			41,186,953

		KANSAS - 0.3% (0.2% of Total Investments)
1,000,000		Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series 2017A	5.000	05/15/43	986,605
1,120,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.000	09/01/27	1,120,039
2,380,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.750	09/01/32	2,286,609
2,575,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	6.000	09/01/35	2,472,264
2,500,000	(b)	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022	5.750	09/01/39	2,608,821
		TOTAL KANSAS			9,474,338

		KENTUCKY - 2.9% (1.7% of Total Investments)
6,400,000		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016	5.500	02/01/44	6,408,008
10,140,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/37	10,248,292
4,345,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	07/01/37	4,348,196
15,620,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	01/01/45	15,624,072
245,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2023A	4.800	07/01/48	247,439
1,030,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024A	4.550	07/01/49	1,032,507
990,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024A	4.625	01/01/54	985,556
1,055,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.600	07/01/49	1,052,083
3,475,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.650	01/01/55	3,482,974
1,000,000		Kentucky Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2025A	4.625	07/01/49	1,000,309

42	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		KENTUCKY (continued)
$4,360,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.750%	07/01/43	$ 4,945,939
8,510,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.875	07/01/46	9,663,495
2,720,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/42	2,959,413
2,755,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/43	2,996,993
1,600,000		Kentucky State Property and Buildings Commission, Revenue Bonds, Project 131, Series 2024A	5.000	10/01/44	1,725,999
3,555,000		Louisville and Jefferson County Metropolitan Government, Kentucky, Hospital Revenue Bonds, UofL Health Project, Series 2022A	5.000	05/15/52	3,530,595
8,875,000	(a)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024B, (Mandatory Put 8/01/32)	5.000	01/01/55	9,645,937
1,000,000		University of Kentucky, Lease Purchase Obligations Bonds, University of Kentucky Parking Structure 7 & Johnson Center Expansion, Series 2025A	5.000	04/01/55	1,032,441
		TOTAL KENTUCKY			80,930,248

		LOUISIANA - 1.2% (0.7% of Total Investments)
5,000,000		Lafayette, Louisiana, Utilities Revenue Bonds, Electric Projects Series 2024	5.000	11/01/46	5,265,910
560,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Home Ownership Program, Series 2024A	4.650	12/01/54	559,763
450,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2025A	4.600	12/01/50	445,235
2,500,000		Louisiana Housing Corporation, Single Family Mortgage Revenue Bonds, Series 2025C	5.050	06/01/45	2,605,650
5,530,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2020A	4.000	05/15/49	5,055,722
7,295,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/46	7,355,083
1,065,000	(d)	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, (Pre-refunded 12/01/25)	4.250	05/15/40	1,064,969
4,390,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015	5.000	05/15/47	4,391,273
3,275,000	(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010A	6.350	10/01/40	3,565,956
2,000,000	(f)	Terrebonne Parish, Louisiana, Sales and Use Tax Revenue Bonds, Public Improvement Series 2025	4.250	03/01/50	1,952,187
		TOTAL LOUISIANA			32,261,748

		MAINE - 1.3% (0.8% of Total Investments)
5,505,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	4.000	07/01/41	4,665,328
10,265,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	4.000	07/01/46	8,264,639
4,500,000		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2021A	2.200	11/15/51	2,618,894
8,885,000		Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2022A	2.600	11/15/46	6,326,838
7,695,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D	2.800	11/15/45	5,957,644
1,300,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2021C	2.300	11/15/46	913,051
2,000,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2023A	4.600	11/15/48	2,006,375
1,560,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2023B-1	4.750	11/15/43	1,601,548

See Notes to Financial Statements	43

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MAINE (continued)
$1,055,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2024B	4.650%	11/15/49	$ 1,053,658
1,255,000		Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Social Series 2024C	4.750	11/15/49	1,273,506
		TOTAL MAINE			34,681,481

		MARYLAND - 2.6% (1.5% of Total Investments)
1,280,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/33	1,299,386
3,050,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/39	3,064,632
3,025,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/46	2,982,119
1,000,000	(b)	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A	4.375	02/15/39	987,424
6,600,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C	2.450	09/01/41	5,204,960
12,000,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2021C	2.550	09/01/44	9,099,471
4,660,000		Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Social Series 2025A	4.600	03/01/51	4,628,985
7,975,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist HealthCare Issue, Series 2021B	4.000	01/01/51	6,787,479
13,315,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A	5.500	01/01/46	13,467,429
3,430,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016	5.000	07/01/47	3,441,623
1,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Meritus Medical Center Inc Series 2025	5.000	07/01/55	1,033,107
3,335,000	(f)	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, TidalHealth Inc., Series 2025C	5.500	07/01/55	3,577,092
6,000,000		Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2020A	5.000	05/01/50	6,573,581
1,955,000	(b)	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016	4.750	07/01/36	1,956,578
2,300,000	(b)	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016	5.000	07/01/46	2,300,099
1,335,000		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B	4.250	11/01/37	1,257,218
1,250,000		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B	4.500	11/01/43	1,119,243
2,650,000		Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B	5.000	11/01/47	2,432,633
		TOTAL MARYLAND			71,213,059

		MASSACHUSETTS - 2.8% (1.7% of Total Investments)
2,245,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A	5.250	07/01/34	2,116,032
6,195,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A	5.500	07/01/44	5,629,125
8,200,000	(b)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	4.125	10/01/42	7,614,777
3,000,000	(b)	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017	5.000	10/01/57	2,901,717
475,000	(a)	Massachusetts Development Finance Agency, Revenue Bonds, Amherst College, Series 2025A, (Mandatory Put 11/01/35)	5.000	11/01/55	559,875
2,840,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2025W	4.250	07/01/55	2,729,553

44	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MASSACHUSETTS (continued)
$1,000,000		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015	4.500%	01/01/45	$ 921,676
4,280,000		Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A	4.000	10/01/46	3,491,902
900,000	(d)	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G, (Pre-refunded 7/15/30)	5.000	07/15/46	992,634
9,505,000		Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Issue Series 2025N-1	4.500	07/01/54	9,004,147
6,000,000		Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A - AMBAC Insured	5.750	01/01/42	7,023,557
7,405,000	(e)	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, (UB)	5.500	07/01/32	8,809,198
2,785,000		Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D	3.875	12/01/39	2,745,090
3,340,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1	2.375	12/01/46	2,278,357
3,600,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1	2.450	12/01/51	2,329,901
8,310,000		Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1	2.550	12/01/56	5,350,826
250,000		Massachusetts Housing Finance Agency, Multifamily Housing Bonds, Green Sustainability Series 2024A1	4.700	12/01/49	253,491
455,000		Massachusetts Housing Finance Agency, Multifamily Housing Bonds, Green Sustainability Series 2024A1	4.800	12/01/54	461,263
4,500,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2020-220	2.300	12/01/44	3,223,162
2,755,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023-227	4.900	12/01/48	2,802,250
1,145,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2024-234	4.700	12/01/49	1,152,934
3,440,000		Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2025-242	4.750	12/01/50	3,482,956
3,345,000		Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2021B	2.000	04/01/50	2,046,317
		TOTAL MASSACHUSETTS			77,920,740

		MICHIGAN - 2.1% (1.2% of Total Investments)
3,610,000	(e),(h)	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A - AGM Insured, (UB)	6.000	05/01/29	3,852,897
145,000	(d)	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, (Pre-refunded 6/01/26)	5.000	12/01/45	146,666
2,480,000		Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI	5.000	12/01/45	2,483,766
2,705,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts Senior Current Interest Series 2020A-2	5.000	06/01/40	2,759,538
1,000,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Senior Current Interest Series 2020A-CL-1	4.000	06/01/49	866,134
180,000		Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2024A	3.700	04/01/30	180,254
5,000,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2023B	4.800	12/01/43	5,124,606
21,675,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A	2.350	12/01/46	15,534,117
8,280,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2021A	2.500	06/01/52	5,720,437
6,000,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2020-I	2.625	10/15/56	3,870,880

See Notes to Financial Statements	45

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MICHIGAN (continued)
$5,080,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2023II	4.000%	10/15/47	$ 4,812,649
5,000,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2025I	5.250	10/15/50	5,397,527
3,550,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D	5.000	12/01/40	3,556,537
2,730,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D	5.000	12/01/45	2,735,027
		TOTAL MICHIGAN			57,041,035

		MINNESOTA - 1.7% (1.0% of Total Investments)
1,155,000		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A	4.000	08/01/36	1,077,175
440,000		Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A	4.000	08/01/41	381,405
1,720,000		Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A	5.500	07/01/50	1,720,007
7,020,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	4.250	02/15/43	6,839,118
23,200,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	4.250	02/15/48	21,702,243
340,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A	5.250	06/01/42	316,966
215,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A	5.500	06/01/57	190,433
1,400,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2022A	5.500	07/01/52	1,189,576
2,475,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E	2.700	07/01/44	1,924,296
2,320,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I	2.150	07/01/45	1,600,631
3,625,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020I	2.200	01/01/51	2,389,497
5,585,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2021H	2.550	01/01/46	3,998,808
1,365,000		Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Social Series 2025F	4.850	07/01/45	1,389,152
405,000		Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A	5.000	04/01/36	376,199
605,000		Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A	5.000	04/01/46	490,630
1,395,000		Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A	4.000	07/01/35	1,395,202
		TOTAL MINNESOTA			46,981,338

		MISSISSIPPI - 0.8% (0.5% of Total Investments)
3,900,000		Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc. Project, Refunding Series 2021	2.375	06/01/44	2,513,597
1,000,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2021A	2.125	12/01/44	688,871
13,000,000	(e)	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2023C, (UB)	4.650	12/01/48	13,077,583
1,760,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2024A	4.550	12/01/49	1,763,094
2,000,000		Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2024C	4.850	12/01/54	2,039,003
2,150,000		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project Refunding Series 2025C	5.000	05/15/55	2,215,495
		TOTAL MISSISSIPPI			22,297,643

46	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MISSOURI - 2.1% (1.2% of Total Investments)
$400,000	(b)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000%	04/01/36	$ 398,880
1,520,000	(b)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/46	1,383,291
15,000,000		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1 - AMBAC Insured	0.000	04/15/28	13,804,125
2,345,000		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A	5.250	05/15/50	2,075,218
1,575,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	5.750	06/01/35	1,573,471
1,055,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	6.000	06/01/46	1,032,413
5,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2025A	4.000	04/01/45	4,704,858
1,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023	5.000	12/01/52	1,040,210
2,515,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Home Ownership Loan Program Series 2024C	4.650	11/01/49	2,516,991
2,480,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Home Ownership Loan Program Series 2024G	4.450	11/01/49	2,441,397
1,225,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023C	4.950	11/01/48	1,263,245
3,315,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2023E	5.150	11/01/53	3,442,712
1,485,000		Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2024A	4.600	11/01/49	1,474,894
405,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A	5.875	09/01/43	405,147
1,650,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.000	12/01/35	1,646,198
455,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.125	12/01/45	414,167
4,125,000		Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005 - NPFG Insured	5.500	07/01/29	4,537,764
15,350,000		Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A - AMBAC Insured	0.000	06/01/30	12,416,399
		TOTAL MISSOURI			56,571,380

		MONTANA - 0.8% (0.5% of Total Investments)
1,175,000		Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A	5.250	05/15/37	1,182,344
375,000		Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A	5.250	05/15/47	349,797
2,880,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023A	4.550	12/01/48	2,884,497
2,235,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023A	4.700	06/01/53	2,240,583
1,565,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023B	4.875	12/01/48	1,611,246

See Notes to Financial Statements	47

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MONTANA (continued)
$2,200,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023C	4.600%	12/01/43	$ 2,233,889
855,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2023C	4.850	12/01/48	878,977
2,215,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024A	4.600	12/01/49	2,205,294
1,530,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024B	4.400	12/01/49	1,494,364
1,000,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2024B	4.450	12/01/53	973,112
1,750,000		Montana Board of Housing, Single Family Mortgage Bonds, Series 2025A	4.850	12/01/50	1,761,765
3,245,000		Montana Facility Finance Authority, Revenue Bonds, Benefis Health System Obligated Group, Series 2025A	5.500	02/15/55	3,442,896
		TOTAL MONTANA			21,258,764

		NEBRASKA - 1.1% (0.7% of Total Investments)
1,115,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	4.125	11/01/36	1,115,141
660,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	5.000	11/01/45	660,230
3,115,000		Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015	5.000	11/01/48	3,115,948
7,825,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2020A	2.700	09/01/43	6,101,487
5,000,000	(e)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2023A, (UB)	4.550	09/01/48	5,041,336
5,000,000	(e)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2023A, (UB)	4.600	09/01/53	4,945,430
3,250,000		Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2023C	4.650	09/01/48	3,276,696
6,800,000		Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A	5.250	02/01/37	6,574,009
		TOTAL NEBRASKA			30,830,277

		NEVADA - 1.9% (1.1% of Total Investments)
3,600,000		Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2025A	4.000	06/15/42	3,539,157
410,000	(b)	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A	5.000	12/15/38	409,989
710,000		Henderson, Nevada, Local Improvement Bonds, Local Improvement District T-21 Black Mountain Ranch, Series 2022	3.500	09/01/45	542,200
470,000		Henderson, Nevada, Local Improvement Bonds, Local Improvement District T-21 Black Mountain Ranch, Series 2022	4.000	09/01/51	396,311
19,305,000		Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B	4.000	07/01/49	17,886,333
2,150,000		Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2017B	4.000	07/01/36	2,166,946
1,115,000		Las Vegas, Nevada, Local Improvement Revenue Bonds, Special Improvement District 818 Summerlin Village 27, Series 2024	5.000	12/01/49	1,107,215
1,200,000		Las Vegas, Nevada, Local Improvement Revenue Bonds, Special Improvement District 818 Summerlin Village 27, Series 2024	5.000	12/01/54	1,174,317
620,000	(b)	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016	4.375	06/15/35	615,501
12,580,000		Nevada System of Higher Education, Certificates of Participation, Series 2025 - BAM Insured	4.250	07/01/50	12,005,754
5,800,000		Nevada System of Higher Education, Certificates of Participation, Series 2025 - BAM Insured	4.250	07/01/55	5,528,724

48	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEVADA (continued)
$500,000		Neveda State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A	5.000%	07/15/37	$ 500,068
3,450,000		Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018A	4.000	06/01/43	3,443,616
2,000,000	(b)	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C	0.000	07/01/58	325,517
3,210,000		Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds, Series 2020	5.000	07/01/51	3,202,955
		TOTAL NEVADA			52,844,603

		NEW HAMPSHIRE - 2.0% (1.2% of Total Investments)
8,950,000		National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint Elizabeth Medical Center, Inc., Series 2021A	4.000	05/01/51	8,248,038
11,561,179		National Finance Authority, New Hampshire, Municipal Certificates Series 2022-1 Class A	4.375	09/20/36	11,792,261
2,782,659		National Finance Authority, New Hampshire, Municipal Certificates Social Series 2024-2 Class A	3.625	08/20/39	2,664,339
2,974,186	(a)	National Finance Authority, New Hampshire, Municipal Certificates Social Series 2024-4 Class A	4.180	11/20/39	2,985,819
5,000,000	(b)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018B	4.625	11/01/42	4,467,464
5,630,000	(a),(b)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2020A, (Mandatory Put 7/02/40)	3.625	07/01/43	4,700,496
2,775,000	(b)	National Finance Authority, New Hampshire, Special Revenue Bonds, The Chambers Creek Project, Montgomery County, Texas Municipal Utility Districts, Capital Appreciation Series 2025	0.000	12/15/32	1,769,977
5,000,000		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2025	5.000	08/01/55	5,119,194
500,000		New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover, Series 2016	5.000	10/01/40	503,095
2,350,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2023D	5.125	07/01/53	2,433,800
4,000,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2024A	4.650	07/01/49	4,001,640
1,675,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2024C	4.625	07/01/48	1,683,161
4,920,000		New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Social Series 2025A	4.650	01/01/49	4,921,387
		TOTAL NEW HAMPSHIRE			55,290,671

		NEW JERSEY - 4.3% (2.6% of Total Investments)
34,310,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/29	35,398,066
2,110,000	(d)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/30	2,176,914
5,045,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1 - NPFG Insured	5.500	09/01/28	5,440,036
2,855,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Social Series 2025A	4.950	11/01/55	2,875,338
2,050,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/26	1,984,403
20,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/33	15,477,228
5,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA	5.250	06/15/43	5,192,194

See Notes to Financial Statements	49

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW JERSEY (continued)
$5,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024AA	5.250%	06/15/41	$ 5,608,687
8,185,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2024CC	4.125	06/15/55	7,587,638
29,330,000		New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1 - AGM Insured	5.250	01/01/26	29,445,871
1,420,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	1,406,848
1,580,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.250	06/01/46	1,584,455
2,795,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000	06/01/46	2,725,451
1,330,000		Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005 - AGM Insured	5.250	01/01/26	1,334,339
		TOTAL NEW JERSEY			118,237,468

		NEW MEXICO - 0.6% (0.3% of Total Investments)
3,345,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2021C	2.250	07/01/46	2,347,417
350,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2023C	4.650	09/01/48	352,261
3,950,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2024G	4.600	09/01/49	3,924,448
4,655,000		New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2024G	4.650	09/01/54	4,631,607
1,600,000	(a)	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Acquisition Series 2025, (Mandatory Put 11/01/30)	5.000	06/01/54	1,718,100
670,000		Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019A	5.000	05/15/44	651,493
1,200,000		Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019A	5.000	05/15/49	1,120,448
1,000,000	(b)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2022	4.250	05/01/40	944,711
		TOTAL NEW MEXICO			15,690,485

		NEW YORK - 11.3% (6.7% of Total Investments)
1,000,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	6.400	02/01/43	1,022,044
2,270,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	6.650	02/01/53	2,295,098
10,000,000		Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2023A	5.000	11/01/48	10,606,673
13,485,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015	5.500	09/01/45	13,328,801
1,350,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,406,842
9,320,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	8,192,899
7,390,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020B-1	5.000	06/01/55	6,009,449
14,215,000	(e)	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A, (UB)	4.250	05/01/52	13,299,066
7,000,000		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2024A	4.000	05/01/54	6,268,613
9,700,000		Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2017A	5.000	10/01/47	10,914,135
3,115,000		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A	5.000	07/01/45	3,058,469

50	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$2,700,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000%	12/01/40	$ 2,561,196
5,600,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015	5.000	12/01/45	5,061,770
9,050,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2024B	4.000	03/15/54	8,321,242
5,000,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2025A	4.250	03/15/48	4,878,212
3,750,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2025A	5.250	03/15/50	4,033,501
2,095,000		Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2022A	5.250	12/01/52	2,124,356
2,120,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Refunding Series 2020B	5.570	02/01/41	2,059,364
2,695,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A	6.240	02/01/47	2,675,825
2,965,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A	6.760	02/01/48	2,990,724
400,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.530	02/01/40	391,038
1,270,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.730	02/01/50	1,167,850
1,210,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.450	02/01/41	1,039,988
2,380,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.600	02/01/51	1,842,884
2,840,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.000	11/15/50	2,889,333
3,155,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	3,248,215
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-2	4.000	11/15/47	4,602,584
4,115,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3	4.000	11/15/49	3,754,075
3,500,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2025A	5.250	11/15/45	3,755,694
1,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2025A	4.625	11/15/50	1,002,587
1,585,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Climate Certified Series 2020E	4.000	11/15/45	1,462,733
3,585,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019	5.000	01/01/50	3,100,570
1,000,000		Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014	5.000	07/01/31	1,003,078
20,000,000		New York City Housing Development Corporation, New York, Sustainable Impact Revenue Bonds, Williamsburg Housing Preservation LP, Series 2020A	2.800	02/01/50	14,106,672

See Notes to Financial Statements	51

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$5,000,000		New York City Housing Development Corporation, New York, House Impact Revenue Bonds, Green Series 2023A	4.800%	02/01/53	$ 5,023,516
10,000,000	(e)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series DD, (UB)	4.125	06/15/46	9,755,338
5,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2025 Series BB	5.000	06/15/48	5,296,468
2,160,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series C-3	4.000	05/01/45	2,051,708
5,610,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025D	5.500	05/01/52	6,072,239
5,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025E	5.500	11/01/49	5,433,060
10,555,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2025I-1	5.000	05/01/50	11,041,353
5,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C	5.500	05/01/53	5,368,448
4,670,000		New York City, New York, General Obligation Bonds, Fiscal 2025 Series E	5.250	08/01/50	4,979,118
850,000		New York City, New York, General Obligation Bonds, Fiscal 2025 Series E	4.250	08/01/55	801,807
2,500,000		New York City, New York, General Obligation Bonds, Fiscal 2025 Series G-1	5.250	02/01/50	2,672,691
5,000		New York City, New York, General Obligation Bonds, Fiscal Series 2005M - FGIC Insured	5.000	04/01/26	5,009
28,615,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	28,614,625
20,790,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2	3.125	09/15/50	15,788,440
2,560,000		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3	2.800	09/15/69	2,392,220
13,545,000		New York State Dormitory Authority, Personal Income Tax Revenue Bonds, General Purpose Series 2025C	5.500	03/15/53	14,792,474
3,500,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P	3.050	11/01/49	2,791,615
5,100,000		New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Sustainability Green Series 2024C-1	4.500	11/01/49	5,072,325
6,500,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211	3.750	10/01/43	6,034,833
1,140,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 252	4.550	10/01/48	1,141,320
1,000,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 252	4.650	10/01/53	998,265
2,025,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 264	4.550	10/01/49	2,028,971
1,000,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 264	4.600	10/01/54	987,115
1,745,000		New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Social Series 266	4.700	10/01/52	1,755,780
1,000,000		Onondaga Civic Development Corporation, New York, Revenue Bonds, Syracuse University Project, Series 2025	4.500	12/01/50	993,734
5,000,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2024A-1	5.250	11/15/51	5,340,166
5,000,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2024A-1	4.000	11/15/54	4,610,729
7,110,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	6,246,936
		TOTAL NEW YORK			312,565,883

52	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NORTH CAROLINA - 0.5% (0.3% of Total Investments)
$3,585,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Series 54-A	4.700%	07/01/50	$ 3,615,204
1,075,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Series 54-A	4.800	01/01/55	1,089,028
2,065,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Social Series 53-A	4.375	07/01/44	2,081,982
4,155,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement Social Series 53-A	4.550	01/01/50	4,104,970
1,765,000		North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 52-A	4.900	07/01/43	1,822,250
2,150,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A	5.000	07/01/47	1,763,818
		TOTAL NORTH CAROLINA			14,477,252

		NORTH DAKOTA - 2.6% (1.6% of Total Investments)
9,950,000		Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2018B	4.250	02/15/48	9,320,685
4,525,000		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A	5.000	12/01/42	4,547,438
1,000,000		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021 - AGM Insured	3.000	12/01/46	768,375
5,000,000		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021 - AGM Insured	3.000	12/01/51	3,591,177
1,000,000		Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017	5.000	12/01/36	997,092
2,000,000		Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2023A,	5.000	05/01/48	2,011,237
715,000		Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2024C	4.750	05/01/44	712,367
3,000,000		Horace, Cass County, North Dakota, General Obligation Bonds, Refunding Improvement Series 2024C	5.000	05/01/50	3,004,784
3,820,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2020B	2.500	07/01/44	2,866,540
980,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2022F	4.250	01/01/47	947,533
1,000,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023A	4.700	07/01/47	1,003,836
1,500,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023D	4.500	07/01/43	1,528,764
555,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023D	4.550	07/01/48	556,120
2,750,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2023F	5.100	07/01/48	2,835,689
1,325,000		North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Social Series 2024A	4.750	01/01/52	1,345,900
8,300,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/38	8,305,650
1,700,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/43	1,659,743
28,050,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/53	26,289,773
1,669,890	(c)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013	7.750	09/01/38	63,623
		TOTAL NORTH DAKOTA			72,356,326

See Notes to Financial Statements	53

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OHIO - 7.6% (4.5% of Total Investments)
$1,000,000	(d)	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health Obligated Group, Refunding Series 2020, (Pre-refunded 11/15/30)	3.000%	11/15/40	$ 1,010,505
40,220,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	3,812,168
55,080,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	3.000	06/01/48	39,087,147
9,650,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	4.000	06/01/48	8,368,705
25,200,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	21,152,469
2,750,000		Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services, Refunding & Improvement Series 2017	5.250	11/01/37	2,779,091
3,200,000		Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services, Refunding & Improvement Series 2017	5.250	11/01/47	3,045,205
4,000,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A	5.250	11/15/48	3,941,003
1,165,000		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A	4.000	09/01/40	1,042,179
1,750,000		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A	4.000	09/01/45	1,452,570
2,000,000		Darke County, Ohio, Hospital Facilities Revenue Bonds, Wayne Healthcare Project, Series 2019A	5.000	09/01/49	1,904,326
4,590,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/51	4,401,072
4,065,000		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A	3.250	12/01/42	3,652,251
1,330,000		Kings Local School District, Warren County, Ohio, General Obligation Bonds, School Improvement Series 2025	5.500	12/01/50	1,419,549
4,380,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007 - AGM Insured	5.250	12/01/27	4,589,431
6,000,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007 - AGM Insured	5.250	12/01/31	6,676,375
12,000,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/48	11,407,951
25,880,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, (Mandatory Put 6/01/22)	4.750	06/01/33	27,211,777
490,000		Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020	5.000	01/15/50	493,388
4,025,000		Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A	4.650	09/01/54	4,024,780
1,270,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3	5.800	02/15/36	1,441,520
20,505,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A	4.750	06/01/33	21,560,181
20,480,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, (Mandatory Put 6/01/22)	4.750	06/01/33	21,533,895

54	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OHIO (continued)
$2,895,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A	5.000%	11/01/51	$ 2,885,927
1,330,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	6.000	03/01/45	1,296,559
9,495,000		Washington County, Ohio, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group, Series 2022	6.750	12/01/52	9,843,940
		TOTAL OHIO			210,033,964

		OKLAHOMA - 1.5% (0.9% of Total Investments)
2,605,000		Oklahoma Capitol Improvement Authority, State Highway Capital Improvement Revenue Bonds, Oklahoma Department of Transportation Project, Series 2025A	5.250	07/01/50	2,813,576
3,965,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	3,981,702
20,510,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	20,554,513
1,150,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/41	1,185,198
1,390,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/44	1,404,529
8,630,000		Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2025A	5.500	01/01/54	9,405,776
2,340,000		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017	5.250	11/15/45	2,340,391
		TOTAL OKLAHOMA			41,685,685

		OREGON - 0.5% (0.3% of Total Investments)
500,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.125	11/15/40	502,692
220,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.250	11/15/50	213,384
315,000		Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc., Series 2020A	5.375	11/15/55	309,627
3,000,000		Oregon Housing and Community Services Department, Single Family Mortgage Program Revenue Bonds, Series 2025A	5.000	07/01/45	3,109,359
9,400,000		University of Oregon, General Revenue Bonds, Series 2020A	5.000	04/01/50	9,624,600
		TOTAL OREGON			13,759,662

		PENNSYLVANIA - 4.7% (2.8% of Total Investments)
13,790,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A	4.000	04/01/44	12,852,705
1,980,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A	4.000	04/01/44	1,883,407
2,540,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	2,550,011
13,235,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750	01/01/35	14,002,750
9,365,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B	3.750	10/01/47	7,890,320
991,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	1,067,382
13,279,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	12,040,310
6,639,000	(g)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	4,582,360
2,078,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	2,070,139

See Notes to Financial Statements	55

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PENNSYLVANIA (continued)
$2,410,000		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016	5.125%	03/15/36	$ 2,434,684
6,420,000		Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016	5.125	03/15/46	6,263,999
1,000,000		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A	5.000	07/01/39	952,205
8,685,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018 - AGM Insured	4.000	06/01/39	8,629,204
295,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	5.000	01/01/29	295,170
1,500,000		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A	5.000	07/01/45	1,458,552
1,750,000		McCandless IDA, Pennsylvania, University Revenue Bonds Series A and B of 2022 La Roche University	6.750	12/01/46	1,602,566
265,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-1	4.250	11/01/51	245,275
3,500,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A	3.100	10/01/44	2,893,700
3,415,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A	2.500	10/01/50	2,433,567
4,490,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A	4.600	10/01/44	4,573,082
13,550,000		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A	5.250	12/01/44	14,044,042
11,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C - AGM Insured	6.250	06/01/33	11,213,071
15,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1	5.000	12/01/45	15,009,902
		TOTAL PENNSYLVANIA			130,988,403

		PUERTO RICO - 6.7% (4.0% of Total Investments)
4,933,765		Cofina Class 2 Trust Tax-Exempt Class 2047, Puerto Rico. Unit Exchanged From Cusip 74529JAN5	0.000	08/01/47	1,599,570
9,760,928		Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0	0.000	08/01/54	2,098,928
8,000,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	8,280,403
14,625,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	14,368,131
10,090,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/33	10,547,256
5,000,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	5,172,243
7,510,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/42	6,860,277
8,070,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/47	6,890,251
2,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/29	1,769,984
49,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/33	37,186
837,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500	07/01/34	837,228
4,729,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.550	07/01/40	4,696,657
65,036,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	22,751,876
2,734,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	678,852

56	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE
	PUERTO RICO (continued)
$11,131,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750%	07/01/53	$ 10,542,805
10,450,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	10,168,229
723,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019B-2	4.536	07/01/53	656,054
11,276,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	10,947,231
2,281,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.329	07/01/40	2,214,494
7,351,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	6,925,768
5,761,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/29	6,154,593
3,919,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.750	07/01/31	4,347,774
21,886,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	15,813,924
7,702,336	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/33	7,619,900
8,843,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/35	8,693,966
10,201,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/37	9,771,484
5,606,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	5,150,655
709,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	626,623
	TOTAL PUERTO RICO			186,222,342

	RHODE ISLAND - 2.0% (1.2% of Total Investments)
3,430,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71	3.100	10/01/44	2,858,827
11,005,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2022 Series 76A	2.550	10/01/42	8,571,393
295,135,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A	0.000	06/01/52	42,780,467
1,600,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2015B	4.500	06/01/45	1,584,238
	TOTAL RHODE ISLAND			55,794,925

	SOUTH CAROLINA - 2.4% (1.4% of Total Investments)
7,600,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AMBAC Insured	0.000	01/01/31	6,455,584
1,175,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2022B	4.350	07/01/47	1,176,221
965,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023A	4.900	07/01/48	988,421
960,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2024A	4.625	07/01/49	960,296
2,675,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2024B	4.600	07/01/49	2,667,604
1,910,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2024B	4.625	07/01/54	1,899,888
6,570,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2025A	4.650	07/01/50	6,569,689
7,920,000	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2025B	4.875	07/01/45	8,084,819
890,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	5.000	04/01/49	872,792

See Notes to Financial Statements	57

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		SOUTH CAROLINA (continued)
$1,165,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	4.000%	04/01/54	$ 947,392
1,630,000		South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Bishop Gadsden Episcopal Retirement Community, Series 2019A	5.000	04/01/54	1,575,748
395,000	(b)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/40	370,495
1,000,000	(b)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/55	830,465
1,000,000		South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Refunding Series 2017B	5.000	05/01/37	954,869
750,000		South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Refunding Series 2017B	5.000	05/01/42	672,611
11,965,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A	5.000	12/01/50	11,966,947
7,565,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2020A - BAM Insured	3.000	12/01/41	6,233,105
2,620,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A	4.000	12/01/52	2,358,547
9,545,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E	5.250	12/01/55	9,548,287
		TOTAL SOUTH CAROLINA			65,133,780

		SOUTH DAKOTA - 0.9% (0.5% of Total Investments)
3,765,000		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017	5.000	09/01/40	3,821,541
6,000,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2022B	2.500	11/01/42	4,737,512
5,000,000		South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2024C	4.700	11/01/49	5,082,947
6,250,000	(e)	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Social Series 2023A, (UB)	4.350	11/01/43	6,336,541
4,000,000	(e)	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Social Series 2023A, (UB)	4.550	05/01/48	4,023,071
		TOTAL SOUTH DAKOTA			24,001,612

		TENNESSEE - 0.9% (0.5% of Total Investments)
1,490,000		Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2019	4.000	11/15/48	1,324,396
2,645,000	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A	5.500	07/01/37	1,994,575
4,100,000	(a)	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A, (Mandatory Put 12/01/30)	5.500	10/01/53	4,447,892
830,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2020-3A	2.550	01/01/45	605,419
10,000,000	(e)	Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2023-3A, (UB)	5.350	07/01/48	10,464,229
1,000,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2024-2A	4.600	07/01/49	993,916
1,200,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2024-2A	4.650	07/01/54	1,193,981
550,000		Tennessee Housing Development Agency, Residential Finance Program Bonds, Social Series 2025-1A	5.000	07/01/50	559,069

58	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TENNESSEE (continued)
$1,500,000	(e)	Tennessee Housing Development Agency, Residential Finance Program Bonds, Tender Option Bond Trust Series 2023-XL0448, (UB)	4.550%	07/01/48	$ 1,503,885
2,000,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B	5.625	09/01/26	2,038,968
		TOTAL TENNESSEE			25,126,330

		TEXAS - 13.7% (8.2% of Total Investments)
2,340,000		Aldine Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2024A	3.000	02/15/42	2,008,162
5,480,000		Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A	5.000	11/15/45	5,481,351
2,500,000		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015	5.000	12/01/45	2,370,234
16,280,000	(e)	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2019B, (UB)	5.000	08/15/49	18,365,437
5,000,000		Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2020A	3.500	08/15/50	4,203,121
3,335,000		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2020E	5.000	01/01/45	3,420,683
5,390,000		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B	5.000	01/01/46	5,544,740
6,375,000		Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016	3.375	01/01/41	5,617,393
765,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A	4.350	12/01/42	725,620
685,000		Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A	4.400	12/01/47	621,347
235,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	5.750	09/01/28	238,885
675,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	6.500	09/01/46	681,953
14,385,000		Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building Series 2025	4.000	02/15/50	13,510,040
12,000,000	(e)	Denton Independent School District, Denton County, Texas, General Obligation Bonds, School Building Series 2023, (UB)	5.000	08/15/53	12,485,724
15,000,000	(e)	Dripping Springs Independent School District, Hays County, Texas, General Obligation Bonds, School Building Series 2025, (UB)	5.250	02/15/55	16,078,580
5,000,000		East Central Independent School District, Bexar County, Texas, General Obligation Bonds, School Building Series 2024	4.000	08/15/54	4,636,946
5,325,000		Ector County, Texas, Certificates of Obligation, Series 2024	4.000	02/15/47	5,077,832
1,260,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT	4.750	05/01/38	1,260,349
5,010,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	5,010,323
3,910,000		Grayson County Junior College District, Texas, General Obligation Bonds, Series 2024	4.000	02/15/49	3,642,000
1,000,000		Greater Texoma Utility Authority, Texas, Contract Revenue Bonds, City of Sherman Project Series 2023A - BAM Insured	4.375	10/01/53	975,405
1,210,000		Greater Texoma Utility Authority, Texas, Contract Revenue Bonds, City of Sherman Project Series 2024 - BAM Insured	4.250	10/01/54	1,153,491
4,375,000		Greenville, Texas, General Obligation Bonds, Series 2024 - AGM Insured	4.125	02/15/51	4,075,862
3,105,000		Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015	5.000	12/01/45	3,105,596
1,000,000		Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Improvement, Green Series 2023A	4.000	09/15/48	965,189

See Notes to Financial Statements	59

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$1,000,000		Harris County, Texas, General Obligation Bonds, Permanent Improvement Series 2024	4.000%	09/15/49	$ 953,430
4,080,000	(b),(h)	Harris County, Texas, General Obligtion Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074 - AGM Insured, (IF)	7.826	08/15/32	6,061,836
6,000,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A	0.000	11/15/48	1,935,801
5,750,000		Hays County, Texas, Certificates of Obligation, Combination Tax & Limited Pledge Revenue Series 2025	5.000	02/15/47	6,079,251
2,295,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/42	1,020,113
3,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/43	1,242,302
3,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/44	1,160,058
4,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/45	1,453,160
7,165,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/46	2,437,585
7,580,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/47	2,421,333
7,095,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/48	2,130,201
7,550,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/49	2,129,001
5,140,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/50	1,357,249
4,000,000		Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee Revenue Bonds, Senior Lien Series 2022A	0.000	12/01/51	993,825
5,000,000		Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015	4.000	08/15/44	4,767,371
15,325,000		Houston, Texas, General Obligation Bonds, Refunding Series 2024A	5.250	03/01/49	16,433,293
4,090,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/26	3,980,847
4,865,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AGM Insured	0.000	09/01/27	4,583,351
4,715,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015	5.000	09/01/40	4,717,805
17,000,000	(d)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A - AGM Insured, (ETM)	5.750	12/01/32	20,472,814
3,440,000		Humble Independent School District, Harris County, Texas, General Obligation Bonds, School Building Refunding Series 2025	4.000	02/15/52	3,229,453
5,090,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2024 - BAM Insured	4.125	08/01/49	4,896,759
940,000		Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015	5.000	08/15/30	942,063
1,000,000		Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School Building Series 2025	4.500	02/15/55	1,007,914

60	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$3,505,000		Mansfield Economic Development Corporation, Tarrant, Johnson and Ellis Counties, Texas, Sales Tax Revenue Bonds, Series 2025 - BAM Insured	4.000%	08/01/49	$ 3,247,244
13,050,000		Mansfield Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Tax-Exempt New Series 2025	4.000	08/01/54	11,747,041
3,095,000		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013	5.750	12/01/33	3,096,899
3,125,000		McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013	6.125	12/01/38	3,126,430
1,345,000		New Braunfels, Comal County, Texas, Utility System Revenue Bonds, Refunding Series 2024	4.000	07/01/55	1,247,575
645,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Bella Vida Forefront Living Project, Series 2025A	6.250	10/01/45	670,941
2,335,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016	5.000	11/01/46	1,879,523
6,015,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016	5.000	11/01/51	4,653,572
745,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014	5.500	01/01/43	745,064
210,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	211,907
4,530,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A - AGM Insured	4.100	04/01/34	4,530,884
820,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, L.L.C. - Texas A&M University - San Antonio Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	827,448
855,000		North Texas Municipal Water District, Texas, Regional Wastewater Revenue Bonds, Improvement and Refunding Series 2025	4.250	06/01/46	852,496
2,590,000	(d)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	7.000	09/01/43	3,128,106
3,910,000	(d)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	6.750	09/01/45	4,763,784
2,710,000	(f)	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Series 2025A	5.000	01/01/39	3,050,159
11,000,000		Northwest Independent School District, Denton, Tarrant and Wise Counties, Texas, General Obligation Bonds, School Building Series 2024A	5.000	02/15/49	11,497,708
610,000		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A	5.125	02/01/39	609,917
1,080,000		Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2016	4.000	06/01/41	945,736
5,000,000		San Angelo Independent School District, Tom Green County, Texas, General Obligation Bonds, School Building Series 2025	5.250	02/15/55	5,363,484
15,650,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Series 2022A	4.000	07/01/53	13,892,871
10,040,000		Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A	5.000	02/15/47	10,087,165

See Notes to Financial Statements	61

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$3,955,000		Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012	4.125%	12/01/45	$ 3,513,634
5,000,000		Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Refunding Series 2025B	4.900	07/01/45	5,184,757
2,295,000		Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Series 2024A	5.000	01/01/49	2,373,483
2,565,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A	4.250	09/01/43	2,576,141
7,155,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A	2.250	09/01/46	4,994,686
6,905,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2021A	2.350	09/01/51	4,602,197
2,415,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2023A	4.600	09/01/43	2,448,989
3,350,000		Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2023C	5.125	09/01/53	3,459,750
5,250,000	(a)	Texas Municipal Gas Acquisition and Supply Corporation V, Texas, Gas Supply Revenue Bonds, Series 2024, (Mandatory Put 1/01/34)	5.000	01/01/55	5,782,366
3,500,000		Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A	4.000	12/31/38	3,470,366
2,000,000		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A	4.000	06/30/38	1,976,680
2,115,000		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A	4.000	12/31/38	2,078,064
15,000,000		Texas Transportation Finance Corporation, Toll Revenue Bonds, SH 288 System TELA Toll Equity Loan Agreement Supported, Refunding Subordinate Tier Series 2025A	5.500	10/01/55	16,437,731
11,650,000		Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2024A	5.000	10/15/45	12,476,175
		TOTAL TEXAS			379,214,051

		UTAH - 0.8% (0.5% of Total Investments)
510,000	(b)	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds Series 2021A	3.750	03/01/41	452,936
1,095,000	(b)	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds Series 2021A	4.000	03/01/51	902,000
5,085,000	(b)	Downtown East Streetcar Sewer Public Infrastructure District, South Salt Lake, Salt Lake County, Utah, Limited Tax General Obligation Bonds, Series 2022A	6.000	03/01/53	5,101,451
500,000	(b)	Mida Cormont Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2025A-1	6.250	06/01/55	526,699
725,000	(b),(g)	Mida Cormont Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2025A-2	0.000	06/01/55	613,525
3,360,000	(b)	MIDA Military Installation Development Authority Golf and Equestrian Center Public Infrastructure District, Utah, Limited Tax and Tax Allocation Revenue Bonds, Series 2021	4.500	06/01/51	2,839,189
1,500,000	(b)	MIDA Mountain Village Public Infrastructure District, Utah, Subordinate Tax Allocation Revenue Bonds, Series 2024-1	5.125	06/15/54	1,494,803
500,000	(b)	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.375	02/01/51	395,744
2,185,000		Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024A	4.750	01/01/44	2,231,800
6,205,000		Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024E	4.700	01/01/50	6,256,564
		TOTAL UTAH			20,814,711

62	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VERMONT - 0.1% (0.1% of Total Investments)
$1,835,000		Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Series 2021A	4.000%	05/01/45	$ 1,526,595
1,059,000		Vermont Housing Finance Agency, Multiple Purpose Bonds, Social Series 2023E	4.800	11/01/43	1,085,084
		TOTAL VERMONT			2,611,679

		VIRGIN ISLANDS - 0.2% (0.1% of Total Investments)
1,450,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A - AGM Insured	5.000	10/01/32	1,454,273
4,715,000	(b)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022A	6.375	04/01/52	4,666,724
		TOTAL VIRGIN ISLANDS			6,120,997

		VIRGINIA - 2.1% (1.3% of Total Investments)
11,933,382	(b)	Federal Home Loan Mortgage Corporation, Virginia, Multifamily Variable Rate Certificates Relating to Municipal Securities Class A Green Series 2024M-027	4.759	08/25/41	12,315,471
2,599,140	(a)	Federal Home Loan Mortgage Corporation, Virginia, Multifamily Variable Rate Certificates Relating to Municipal Securities Series 2025ML-031	4.497	06/25/42	2,628,255
6,850,000		Isle Economic Development Authority, Wight County, Virginia, Health System Revenue Bonds, Riverside Health System Series 2023 - AGM Insured	4.750	07/01/53	6,929,248
1,115,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A	4.000	12/01/40	1,005,639
2,690,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Refunding Series 2021A	4.000	12/01/50	2,100,765
2,000,000	(b)	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018	5.000	09/01/45	1,983,287
10,000,000	(a)	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2025B, (Mandatory Put 11/07/25)	3.250	07/01/58	10,000,000
1,000,000	(b)	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B	5.250	07/01/35	873,401
1,000,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023C	4.700	07/01/43	1,026,411
985,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023C	4.950	01/01/54	1,005,468
3,005,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-4	4.625	07/01/50	2,991,025
790,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-5	4.625	07/01/50	787,095
575,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-I	4.600	10/01/54	570,366
1,000,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2024F-1	5.050	07/01/50	1,024,618
1,125,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2024F-1	5.100	07/01/55	1,148,761
1,035,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2024F-3	4.950	07/01/45	1,079,916
1,500,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2023D	4.700	08/01/48	1,515,818
1,350,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2024H	4.625	12/01/49	1,343,130
1,000,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2024H	4.700	12/01/54	1,005,149
2,100,000		Virginia Housing Development Authority, Rental Housing Bonds, Series 2025A	4.600	09/01/50	2,085,902
2,745,000		Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Bon Secours Mercy Health, Inc., Series 2020A	4.000	12/01/49	2,502,866

See Notes to Financial Statements	63

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VIRGINIA (continued)
$1,865,000	(b)	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A	8.375%	04/01/41	$ 1,862,184
		TOTAL VIRGINIA			57,784,775

		WASHINGTON - 1.9% (1.1% of Total Investments)
3,500,000		Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2025A	5.250	09/01/50	3,651,163
4,045,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C	5.000	10/01/44	4,047,118
5,450,000	(b)	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A	5.000	01/01/46	5,159,366
3,650,000	(b)	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Proejct, Refunding Series 2016A	5.000	01/01/51	3,354,031
7,572,000		Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2021-1 Class A	3.500	12/20/35	7,369,330
9,278,603	(a)	Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2024A-1	4.221	03/01/50	9,083,723
21,510,000		Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C - NPFG Insured	0.000	06/01/28	20,064,958
		TOTAL WASHINGTON			52,729,689

		WEST VIRGINIA - 0.6% (0.3% of Total Investments)
1,900,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	5.500	06/01/37	1,928,081
430,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2021A	4.125	06/01/43	379,772
1,415,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A	5.000	01/01/43	1,331,428
2,750,000	(e)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, (UB)	4.250	06/01/47	2,615,436
5,000,000	(e)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, (UB)	4.375	06/01/53	4,712,000
3,000,000		West Virginia Housing Development Fund, Housing Finance Revenue Bonds, Social Series 2023D	4.600	11/01/43	3,048,936
2,000,000		West Virginia Housing Development Fund, Housing Finance Revenue Bonds, Social Series 2024A	4.550	11/01/49	2,005,368
		TOTAL WEST VIRGINIA			16,021,021

		WISCONSIN - 5.8% (3.5% of Total Investments)
1,750,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A	5.000	02/01/36	1,753,175
305,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A	5.125	02/01/46	300,955
1,715,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A	5.000	06/15/49	1,423,030
500,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A	5.125	06/15/47	428,307
1,480,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A	5.125	05/01/36	1,469,257

64	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$1,000,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A	5.500%	06/15/37	$ 1,013,012
1,790,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A	5.625	06/15/47	1,790,741
1,500,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/53	1,452,410
420,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Mater Academy of Nevada, - East Las Vegas Campus Project, Series 2024A	5.000	12/15/44	398,131
245,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Mater Academy of Nevada, - East Las Vegas Campus Project, Series 2024A	5.000	12/15/54	224,228
13,690,000		Public Finance Authority of Wisconsin, Health Care System Revenue Bonds, Cone Health, Series 2022A	4.000	10/01/52	12,308,654
35,100,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	28,080,000
4,000,000	(b)	Public Finance Authority of Wisconsin, Revenue Anticipation Capital Appreciation Bonds, Texas Infrastructure Authority Program, Northspur Project, Series 2025	0.000	12/15/32	2,577,926
1,700,000	(b),(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A	7.000	10/01/47	170,000
455,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.000	12/01/27	460,808
1,815,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.200	12/01/37	1,860,616
75,000	(b),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, (Pre-refunded 4/01/30)	5.000	04/01/40	81,945
1,225,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020	5.000	04/01/40	1,227,218
245,000	(b),(d)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, (Pre-refunded 4/01/30)	5.000	04/01/50	267,687
4,520,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020	5.000	04/01/50	4,200,172
5,625,000	(b)	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A	5.000	06/15/48	5,489,153
4,300,000		Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2024A	5.000	06/15/64	4,121,687
2,500,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C	4.050	11/01/30	2,500,051
7,925,000		Sheboygan Area School District, Manitowoc and Sheboygan Counties, Wisconsin, General Obligation Bonds, Promissory Notes Series 2024	3.500	03/01/44	7,196,001
1,300,000		Sparta Area School District, Monroe County, Wisconsin, General Obligation Bonds, Promissory Notes Series 2024	3.000	03/01/40	1,150,217
1,000,000		Sparta Area School District, Monroe County, Wisconsin, General Obligation Bonds, Promissory Notes Series 2024	3.000	03/01/41	868,629
6,640,000		West Allis-West Milwaukee, et al School District, Wisconsin, General Obligation Bonds, Promissory Notes Series 2025	3.000	04/01/40	6,034,880
11,000,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/32	11,026,196
1,000,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/39	1,001,568
2,405,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021	4.000	10/01/51	1,761,415
3,845,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc. Project, Series 2021	4.000	10/01/61	2,628,098
1,450,000	(b)	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C	5.250	06/01/40	1,424,784

See Notes to Financial Statements	65

Portfolio of Investments October 31, 2025
(continued)
NVG

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$1,000,000	(c)	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017	5.000%	08/01/37	$ 679,449
1,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.375	10/01/44	998,847
1,500,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.500	10/01/49	1,481,214
3,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A	5.000	02/15/42	3,003,748
2,275,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021	4.000	01/01/57	1,768,414
1,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A	5.000	07/01/34	1,000,464
1,850,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A	5.000	11/01/54	1,647,817
10,520,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019	4.000	12/15/49	9,603,467
2,565,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014	5.000	12/01/44	2,268,209
1,775,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014	5.250	12/01/49	1,579,611
7,500,000	(e)	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Social Series 2024A, (UB)	4.750	09/01/50	7,584,938
18,235,000		Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Social Series 2024C	4.750	03/01/51	18,319,193
2,800,000		Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A	3.150	11/01/44	2,367,375
3,000,000		Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A	3.200	11/01/49	2,417,703
		TOTAL WISCONSIN			161,411,400

		WYOMING - 0.2% (0.1% of Total Investments)
2,600,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 1	4.400	12/01/43	2,634,737
3,585,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 3	4.700	12/01/43	3,652,875
		TOTAL WYOMING			6,287,612

		TOTAL MUNICIPAL BONDS (Cost $4,642,106,395)			4,544,710,996

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)
		CONSUMER DURABLES & APPAREL - 0.0% (0.0% of Total Investments)
359,835	(i)	Cahava Springs Advance	7.500	12/31/26	359,835
		TOTAL CONSUMER DURABLES & APPAREL			359,835

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $359,835)			359,835

		TOTAL LONG-TERM INVESTMENTS (Cost $4,645,688,721)			4,548,412,157

66	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		SHORT-TERM INVESTMENTS - 3.2%(1.9% of Total Investments)
		MUNICIPAL BONDS - 3.2% (1.9% of Total Investments)
		CALIFORNIA - 1.9% (1.1% of Total Investments)
$ 9,000,000	(a),(j)	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2024H	3.050%	04/01/59	$ 9,000,000
43,000,000	(a),(j)	California State, General Obligation Bonds, Variable Rate Weekly Rate Period, Series 2024C-1	2.470	05/01/46	43,000,000
		TOTAL CALIFORNIA			52,000,000

		NEW YORK - 0.5% (0.3% of Total Investments)
6,175,000	(a),(j)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2025 Series EE-1	4.000	06/15/55	6,175,000
8,000,000	(a),(j)	New York City, New York, General Obligation Bonds, Fiscal 2021 Series 3	3.900	04/01/42	8,000,000
		TOTAL NEW YORK			14,175,000

		TEXAS - 0.4% (0.3% of Total Investments)
11,145,000	(a),(j)	Texas State, General Obligation Bonds, Veterans Housing Assistance Program Fund II Series 2008B	3.250	12/01/38	11,145,000
		TOTAL TEXAS			11,145,000

		VIRGINIA - 0.4% (0.2% of Total Investments)
10,000,000	(a),(j)	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Refunding Series 2020C	3.950	07/01/52	10,000,000
		TOTAL VIRGINIA			10,000,000

		TOTAL MUNICIPAL BONDS (Cost $87,320,000)			87,320,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $87,320,000)			87,320,000

		TOTAL INVESTMENTS - 167.8% (Cost $4,733,008,721)			4,635,732,157

		FLOATING RATE OBLIGATIONS - (6.6)%			(181,610,000)

		MFP SHARES, NET - (18.7)%(k)			(516,132,990)

		VRDP SHARES, NET - (44.7)%(l)			(1,234,215,958)

		OTHER ASSETS & LIABILITIES, NET - 2.2%			59,219,882

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 2,762,993,091

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $540,349,396 or 11.7% of Total Investments.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	When-issued or delayed delivery security.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(h)	Inverse floating rate trust is a non recourse trust.
(i)	For fair value measurement disclosure purposes, investment classified as Level 3.

See Notes to Financial Statements	67

Portfolio of Investments October 31, 2025
(continued)
NVG

(j)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(k)	MFP Shares, Net as a percentage of Total Investments is 11.1%.
(l)	VRDP Shares, Net as a percentage of Total Investments is 26.6%.

68	See Notes to Financial Statements

Portfolio of Investments October 31, 2025
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LONG-TERM INVESTMENTS - 163.9% (100.0% of Total Investments)
		MUNICIPAL BONDS - 163.9% (100.0% of Total Investments)
		ALABAMA - 3.6% (2.2% of Total Investments)
$15,310,000	(a)	Alabama Corrections Institution Finance Authority, Revenue Bonds, Series 2022A, (UB)	5.250%	07/01/52	$ 15,997,947
8,585,000	(b)	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A	6.000	09/01/45	8,479,611
2,280,000	(a)	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016B	5.000	11/15/46	2,283,124
2,720,000		Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2016C	5.000	11/15/46	2,723,727
10,000,000	(c)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2025A, (Mandatory Put 5/01/32)	5.250	05/01/56	10,425,564
340,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, (AMT)	5.750	10/01/49	345,020
2,945,000	(a)	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024, (UB)	5.500	10/01/53	3,106,807
3,800,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024B, (AMT)	4.750	12/01/54	3,554,423
24,765,000	(c)	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Refunding Series 2024B, (Mandatory Put 5/01/32)	5.000	06/01/49	26,839,361
14,840,000	(c)	Southeast Energy Authority, Alabama, Revenue Bonds, Cooperative District Energy Supply Series 2025A, (Mandatory Put 6/01/35)	5.000	01/01/56	15,898,873
		TOTAL ALABAMA			89,654,457

		ARIZONA - 1.4% (0.8% of Total Investments)
2,131,023	(b),(d)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A	7.000	07/01/41	1,491,716
3,185,000	(b)	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015	5.000	07/15/39	3,184,857
3,705,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024B	4.800	09/01/49	3,745,114
1,500,000		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C	4.850	09/01/54	1,527,692
10,000,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, (AMT)	5.000	07/01/47	10,045,762
270,000		Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, (AMT)	5.000	07/01/27	270,120
950,000		Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, (AMT)	5.000	07/01/32	951,050
1,790,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.375	07/01/46	1,432,000
2,140,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.500	07/01/51	1,712,000
2,060,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017	6.750	02/01/50	2,061,160
35,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019	5.125	07/01/39	33,238
50,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000	12/01/32	54,849

See Notes to Financial Statements	69

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ARIZONA (continued)
$ 7,235,000		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.000%	12/01/37	$ 7,924,714
		TOTAL ARIZONA			34,434,272

		ARKANSAS - 1.2% (0.8% of Total Investments)
10,055,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	10,104,944
12,410,000		Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2023, (AMT)	5.700	05/01/53	12,675,465
6,000,000	(b)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, (AMT)	4.500	09/01/49	5,801,066
2,000,000	(b)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2020A, (AMT)	4.750	09/01/49	1,948,875
		TOTAL ARKANSAS			30,530,350

		CALIFORNIA - 18.5% (11.3% of Total Investments)
4,225,000		Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B - AGM Insured	0.000	08/01/28	3,936,455
535,000		Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A	5.000	03/01/41	525,879
1,900,000		Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015	5.000	05/01/38	1,901,543
165,000		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B	5.000	09/02/36	165,084
4,070,000		Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election of 2004 Series 2005B - FGIC Insured	0.000	08/01/32	3,315,802
6,410,000		Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election of 2004 Series 2005B - FGIC Insured	0.000	08/01/34	4,866,990
19,925,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024C, (Mandatory Put 10/01/32)	5.000	08/01/55	21,388,912
1,510,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	981,844
1,515,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A	5.000	08/01/49	1,399,831
1,095,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A	5.000	06/01/36	1,056,585
22,650,000	(a)	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, (UB)	5.000	11/15/49	22,783,458
3,500,000		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A	4.000	04/01/45	3,295,923
825,000	(b)	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015	5.375	07/01/45	784,493
34,780,000		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A - AGM Insured	4.000	02/01/51	32,004,233
2,000,000	(b)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019	5.000	07/01/39	2,056,447
2,000,000	(b),(d)	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016	5.000	06/01/51	1,200,000

70	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$2,500,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.250%	12/01/44	$ 2,500,148
16,712,000		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A	5.500	12/01/54	16,712,902
33,780,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	33,617,238
22,205,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	22,292,992
9,955,000		Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005 - FGIC Insured	0.000	09/01/31	8,262,936
14,085,000	(c)	Central Valley Energy Authority, California, Commodity Supply Revenue Bonds, Series 2025, (Mandatory Put 8/01/35)	5.000	12/01/55	15,592,103
3,795,000		Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C - FGIC Insured	0.000	02/01/37	2,577,976
6,215,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2	4.000	10/01/56	4,805,078
2,330,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.000	07/01/43	1,824,016
10,145,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1	3.125	07/01/56	6,636,229
3,005,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1	3.000	06/01/47	2,109,905
20,855,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2	3.125	06/01/57	12,626,933
15,120,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1	3.000	12/01/49	10,277,903
1,320,000		Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015	5.000	09/01/40	1,320,753
2,510,000		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B - NPFG Insured	0.000	10/01/28	2,332,483
3,360,000		Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A - NPFG Insured	0.000	07/01/27	3,215,559
3,725,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A - AGM Insured	0.000	01/15/34	2,931,701
3,000,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A	5.800	01/15/26	3,016,749
4,505,000		Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A - NPFG Insured	0.000	08/01/30	3,999,952
2,315,000		Gateway Unified School District, California, General Obligation Bonds, Series 2004B - FGIC Insured	0.000	08/01/32	1,908,712
3,170,000	(e)	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A - AGM Insured, (ETM)	0.000	06/01/26	3,121,868
3,190,000		Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B	0.000	09/01/27	3,050,838
5,000,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005 - NPFG Insured	0.000	08/01/31	4,271,941

See Notes to Financial Statements	71

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$2,500,000		Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007 - FGIC Insured	0.000%	08/01/32	$ 2,069,484
10,000,000	(a)	Irvine Facilities Financing Authority, California, Special Tax Revenue Bonds, Great Park Infrastructure Project Series 2023A - BAM Insured, (UB)	4.000	09/01/58	9,289,512
225,000	(c)	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B (TSFR3M*0.67% + 1.450%)	4.447	11/15/27	227,697
70,000	(e)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D, (Pre-refunded 11/15/31), (AMT)	4.000	05/15/46	72,972
1,000,000	(e)	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, (Pre-refunded 8/01/26) - AGM Insured	5.600	08/01/31	1,022,546
2,335,000	(b)	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A	5.000	10/01/42	2,363,692
1,030,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	5.875	08/01/28	1,115,226
2,320,000	(f)	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A	0.000	08/01/43	2,343,252
8,120,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	7.000	11/01/34	9,975,672
5,180,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C	6.500	11/01/39	6,512,815
4,180,000		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B - FGIC Insured	0.000	08/01/26	4,107,543
7,750,000		Oxnard Union High School District, Ventura County, California, General Obligation Bonds, Election 2018 Series 2022C	4.000	08/01/47	7,490,986
12,210,000		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A	6.750	08/01/40	13,045,187
5,000,000		Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A - AGC Insured	7.000	08/01/38	5,613,001
3,200,000		Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003 - AGM Insured	0.000	07/01/27	3,044,932
22,345,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, (AMT)	5.250	07/01/58	23,417,341
6,500,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2023A	5.000	07/01/58	6,832,307
2,750,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A, (AMT)	5.000	07/01/47	2,756,486
2,360,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021B, (AMT)	5.000	07/01/51	2,399,181
6,650,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, (AMT)	5.000	05/01/44	6,785,931
25,670,000		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT)	5.000	05/01/43	26,019,818
33,485,000	(a)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT), (UB)	5.000	05/01/48	33,771,970
5,000,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A	4.000	01/15/50	4,598,128
860,000		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B	5.250	01/15/44	860,391

72	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$37,555,000		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A	0.000%	06/01/47	$ 8,946,465
1,800,000		Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D - FGIC Insured	0.000	08/01/27	1,719,234
4,005,000	(f)	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B - AGM Insured	0.000	08/01/36	4,685,731
		TOTAL CALIFORNIA			461,757,894

		COLORADO - 8.2% (5.0% of Total Investments)
980,000		Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/51	913,467
1,101,000		Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A	5.500	12/01/36	1,101,796
2,000,000		Brighton, Colorado, Water Activity Enterprise Revenue Bonds, Water System Project, Series 2025	4.250	06/01/55	1,925,800
770,000	(b)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/37	770,249
2,210,000	(b)	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/47	2,195,720
851,000		Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A	5.000	06/01/37	851,297
5,500,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/34	5,837,050
1,105,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/37	1,159,491
1,105,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/38	1,156,017
5,035,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/39	5,250,247
30,270,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/44	30,795,445
820,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2	4.000	08/01/49	716,689
5,000,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A	5.500	11/01/47	5,273,737
8,300,000	(a)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2022A, (UB)	5.250	11/01/52	8,573,576
2,100,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012	4.000	12/01/42	1,981,693
2,105,000		Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018	5.875	12/01/46	2,106,633
7,580,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	4,814,081
35,500,000	(a)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.250	12/01/43	36,392,438
10,695,000	(a)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.000	12/01/48	10,778,805
13,965,000	(a)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.250	12/01/48	14,201,323
4,795,000		Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2025A	5.125	12/01/50	4,865,740
1,115,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	1,119,691
310,000	(b)	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopement Area, Series 2018A	5.250	12/01/39	311,143
10,000,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A	0.000	09/01/41	5,218,447

See Notes to Financial Statements	73

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$8,845,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B - NPFG Insured	0.000%	09/01/26	$ 8,636,358
7,550,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/29	6,785,013
11,100,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/31	9,386,829
10,000,000		E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B - NPFG Insured	0.000	09/01/32	8,176,844
4,000,000		E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B - NPFG Insured	0.000	09/01/39	2,011,576
982,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	5.750	12/01/30	981,973
1,000,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	984,432
825,000		North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A	5.750	12/01/47	824,997
4,945,000		Overlook Park Metropolitan District, Routt County, Colorado, General Obligation Bonds, Limited Tax Senior Series 2023A	7.250	12/01/53	5,020,751
4,310,000	(d)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/39	3,938,197
490,000	(e)	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, (Pre-refunded 12/01/26)	5.000	12/01/45	499,923
310,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008	6.250	11/15/28	322,121
4,060,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008	6.500	11/15/38	4,958,252
878,000		Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A	5.000	12/01/45	851,687
55,000		Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016	5.250	12/01/40	55,186
105,000		Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016	5.250	12/01/40	105,159
1,000,000	(b)	West Meadow Metropolitan District, Town of Fraser, Grand County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2023A	6.000	12/01/38	1,040,415
1,000,000	(b)	West Meadow Metropolitan District, Town of Fraser, Grand County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2023A	6.500	12/01/50	1,030,585
		TOTAL COLORADO			203,920,873

		CONNECTICUT - 0.2% (0.1% of Total Investments)
6,345,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2022U	4.000	07/01/52	5,727,182
		TOTAL CONNECTICUT			5,727,182

		DISTRICT OF COLUMBIA - 0.9% (0.6% of Total Investments)
12,230,000		District of Columbia Housing Finance Agency, Multifamily Development Program Revenue Bonds, Series 2024A-1	4.750	09/01/46	12,350,571
5,000,000		District of Columbia, Income Tax Secured Revenue Bonds, Series 2019A	4.000	03/01/39	5,077,390
10,000,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B - AGC Insured	0.000	10/01/37	6,218,394
		TOTAL DISTRICT OF COLUMBIA			23,646,355

		FLORIDA - 6.3% (3.8% of Total Investments)
1,005,000		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A	5.000	09/01/43	1,005,071
865,000		Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A	5.000	09/01/45	864,993
610,000		Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A	5.375	11/01/36	622,361

74	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$665,000		Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016	4.700%	05/01/36	$ 666,653
800,000		Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016	4.500	05/01/34	806,163
3,315,000		Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Health First Obligated Group, Series 2022A	5.000	04/01/41	3,484,874
3,000,000		Brevard County Health Facilities Authority, Florida, Hospital Revenue Bonds, Health First Obligated Group, Series 2022A	5.000	04/01/47	3,047,502
4,390,000		Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A	5.000	07/01/50	2,942,349
325,000	(b)	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A	5.000	06/15/39	314,908
150,000	(b)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, (AMT)	5.000	10/01/49	148,236
120,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.250	11/01/37	123,143
155,000		Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1	5.600	11/01/46	157,766
555,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.250	05/01/35	557,950
615,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.300	05/01/36	618,346
955,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/45	957,689
1,305,000		Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015	5.500	05/01/46	1,308,521
12,505,000		Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A	4.000	08/15/45	11,210,035
6,740,000		Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A	4.000	08/15/50	5,795,751
1,115,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.650	07/01/37	1,133,692
3,385,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C	5.750	07/01/47	3,366,131
1,420,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	4.750	07/15/36	1,401,882
1,465,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	5.000	07/15/46	1,350,746
1,000,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A	5.000	07/01/36	993,542
6,785,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A	5.125	07/01/46	6,071,782
120,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C	5.000	09/15/40	113,598
1,015,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.250	06/15/36	1,022,648
2,475,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation Inc. Projects, Series 2016A	6.375	06/15/46	2,481,998
5,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.000	07/01/41	4,175,000

See Notes to Financial Statements	75

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$4,120,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250%	07/01/47	$ 3,440,200
10,900,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/53	10,880,657
7,500,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	6,262,500
12,815,000	(b),(c)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	10.000	07/01/57	10,700,525
320,000		Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016	4.750	05/01/36	320,780
4,500,000		Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017A, (AMT)	5.000	10/01/42	4,550,063
12,410,000		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, (AMT)	5.000	10/01/48	12,532,493
7,665,000		Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, (AMT)	5.000	10/01/49	7,705,930
2,140,000		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015	5.350	08/01/35	2,161,399
6,495,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health Obligated Group, Inc., Series 2022	4.000	10/01/52	5,722,474
7,500,000		Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2019A	5.000	10/01/47	7,656,637
500,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022	5.000	11/01/52	489,721
5,225,000	(b)	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A	5.000	04/01/51	4,937,885
545,000		Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016	5.000	11/01/46	546,247
70,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	4.750	11/01/28	71,326
265,000		Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016	5.375	11/01/36	272,616
10,075,000		South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016A	4.000	05/01/44	9,416,882
85,000		South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2	4.350	05/01/26	85,156
100,000		South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2	4.875	05/01/35	100,389
1,000,000		Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Refunding Series 2015A	5.000	12/01/40	1,000,372
7,780,000	(a)	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Refunding Series 2015A, (UB)	5.000	12/01/44	7,779,900
2,600,000	(a)	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, (UB)	5.000	12/01/55	2,571,392
300,000		Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1	5.375	11/01/37	305,308
		TOTAL FLORIDA			156,254,182

76	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		GEORGIA - 1.9% (1.2% of Total Investments)
$285,000	(d)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	6.500%	01/01/29	$ 162,450
1,205,000		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A	4.500	11/01/35	1,018,207
725,000		Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014	5.000	07/01/41	725,232
4,245,000		Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of Atlanta, Inc. Project, Series 2019A	4.000	07/01/49	3,918,927
1,250,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C	4.125	11/01/45	1,150,245
1,250,000		Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D	4.125	11/01/45	1,150,245
1,925,000	(a)	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center Inc. Project, Series 2020	4.000	07/01/50	1,823,669
5,000		Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001 - AGM Insured	5.000	08/01/35	5,006
865,000		Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993 - NPFG Insured	5.625	10/01/26	882,870
8,200,000		Columbia County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar Health System, Inc. Project, Series 2023B	5.125	04/01/53	8,459,171
1,000,000		Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020	4.000	03/01/40	988,578
3,485,000		Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2014A	5.000	07/01/44	3,486,514
3,505,000		Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2024C	4.600	12/01/54	3,481,787
3,020,000		Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A - NPFG Insured	4.750	06/01/28	3,098,241
3,000,000		Georgia Ports Authority, Revenue Bonds, Series 2021	4.000	07/01/51	2,833,307
840,000	(b)	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017	5.875	06/15/47	844,320
260,000		Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A	5.500	09/15/26	264,394
1,070,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A	5.000	05/15/43	1,090,187
3,000,000	(b)	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A	5.000	11/01/47	2,540,274
3,325,000		Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020 - AGM Insured	4.000	12/01/45	3,192,843
3,700,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A	5.500	07/01/60	3,701,375
3,000,000		Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A	5.000	10/01/43	3,000,955
		TOTAL GEORGIA			47,818,797

		IDAHO - 0.0% (0.0% of Total Investments)
595,000		Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A	5.000	09/01/32	595,590
		TOTAL IDAHO			595,590

		ILLINOIS - 18.9% (11.5% of Total Investments)
55,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016	6.000	04/01/46	55,592,559
1,335,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	1,344,902
3,010,000	(b)	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A	7.000	12/01/46	3,126,985

See Notes to Financial Statements	77

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ILLINOIS (continued)
$450,000		Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A - NPFG Insured	0.000%	12/01/26	$ 432,303
1,715,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/26	1,647,556
1,000,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/27	924,728
1,765,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1 - NPFG Insured	0.000	12/01/30	1,453,123
2,585,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A - NPFG Insured	0.000	12/01/27	2,390,423
8,565,000		Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A - NPFG Insured	0.000	12/01/31	6,771,348
20,155,000	(a)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2017, (UB)	5.000	12/01/51	20,235,445
2,430,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2020A	5.000	12/01/45	2,500,906
6,000,000		Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A	5.000	12/01/57	6,099,870
25,110,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2024B	5.500	01/01/59	27,000,379
25,755,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - NPFG Insured	0.000	01/01/29	23,102,248
8,765,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - FGIC Insured	0.000	01/01/34	6,473,737
17,310,000		Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999 - FGIC Insured	0.000	01/01/37	10,977,180
350,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/29	350,700
765,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/35	765,808
1,610,000		Chicago, Illinois, General Obligation Bonds, Series 1999	0.000	01/01/30	1,406,388
10,125,000	(a)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.000	01/01/44	9,631,262
5,000,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.500	01/01/53	5,252,367
5,000,000		Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Project, Series 2023A - AGM Insured	5.500	01/01/62	5,283,682
12,190,000		Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A	4.125	05/15/47	11,475,503
800,000	(b)	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A	5.500	12/01/30	800,562
17,770,000		Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016	5.000	12/01/46	17,812,996
20,000,000	(a)	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, (UB)	5.000	12/01/46	20,048,392
9,145,000		Illinois Housing Development Authority, Revenue Bonds, Social Series 2024A	4.750	10/01/49	9,260,070
1,785,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	1,912,379
7,605,000	(a)	Illinois State, General Obligation Bonds, May Series 2023B, (UB)	5.500	05/01/47	8,007,991
3,100,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/35	3,148,292
3,000,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/37	3,038,267
2,400,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/40	2,419,112
5,795,000		Illinois State, General Obligation Bonds, November Series 2017C	5.000	11/01/29	6,015,740
3,800,000		Illinois State, General Obligation Bonds, November Series 2017D	5.000	11/01/27	3,953,085

78	See Notes to Financial Statements

PRINCIPAL	DESCRIPTION	RATE	MATURITY	VALUE
	ILLINOIS (continued)
$5,000,000	Illinois State, General Obligation Bonds, October Series 2016	5.000%	02/01/27	$ 5,123,015
5,350,000	Illinois State, General Obligation Bonds, Refunding April Series 2019B	5.125	09/01/26	5,446,725
5,000,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A	5.000	01/01/40	5,004,542
5,400,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B	5.000	06/15/52	5,390,494
10,000,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	8,667,872
13,000,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	5.000	06/15/50	13,027,563
8,000,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2012B - BAM Insured	0.000	12/15/51	2,299,223
64,110,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	0.000	12/15/52	16,838,055
2,455,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A	5.000	06/15/53	2,446,939
1,945,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A	5.000	06/15/57	1,941,384
45,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1 - AGM Insured	0.000	06/15/43	20,557,633
1,990,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A - NPFG Insured	5.500	06/15/29	2,087,164
8,400,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/30	7,073,809
7,940,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/33	6,094,133
450,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/34	323,863
12,500,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/35	8,784,534
10,620,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/35	7,284,134
11,505,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/36	7,506,900
65,000,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	12/15/38	38,177,633
38,040,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/40	20,466,969
3,720,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A - NPFG Insured	0.000	06/15/41	1,890,507
4,005,000	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	4,006,762
	TOTAL ILLINOIS			471,096,141

See Notes to Financial Statements	79

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		INDIANA - 0.6% (0.3% of Total Investments)
$2,000,000	(b)	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A	5.875%	06/01/55	$ 1,791,644
1,230,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	1,230,532
10,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E - AMBAC Insured	0.000	02/01/26	9,917,746
1,000,000		Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016	5.750	04/01/36	996,513
		TOTAL INDIANA			13,936,435

		IOWA - 1.2% (0.8% of Total Investments)
5,750,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	5,750,030
21,525,000	(e)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	24,808,548
		TOTAL IOWA			30,558,578

		KANSAS - 0.5% (0.3% of Total Investments)
2,085,000		Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019	5.000	03/01/44	2,089,760
3,565,000	(d)	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012	6.000	12/15/32	819,950
10,000,000		University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2017A	5.000	03/01/47	10,056,320
		TOTAL KANSAS			12,966,030

		KENTUCKY - 0.8% (0.5% of Total Investments)
5,000,000		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016	5.375	02/01/36	5,016,513
435,000		Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016	5.500	02/01/44	435,544
500,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015	5.750	11/15/45	420,904
2,250,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015	5.750	11/15/50	1,818,367
6,000,000		Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2	5.000	08/01/44	6,083,503
1,305,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	07/01/40	1,305,605
1,335,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.750	07/01/43	1,514,410
2,295,000		Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation First Tier Series 2013C	6.875	07/01/46	2,606,078
195,000		Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A	4.000	10/01/29	195,143
		TOTAL KENTUCKY			19,396,067

		LOUISIANA - 0.9% (0.6% of Total Investments)
500,000	(b)	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A	5.625	06/15/48	485,189
5,000,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017	5.000	05/15/42	5,046,263
3,730,000		Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017	5.000	05/15/46	3,750,572

80	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LOUISIANA (continued)
$2,000,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Loyola University of New Orleans Project, Refunding Series 2023A	5.250%	10/01/53	$ 2,000,906
1,775,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/36	1,895,094
3,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/46	3,024,709
7,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015	5.000	05/15/47	7,002,029
		TOTAL LOUISIANA			23,204,762

		MAINE - 0.2% (0.1% of Total Investments)
4,965,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	5.000	07/01/46	4,659,620
		TOTAL MAINE			4,659,620

		MARYLAND - 1.5% (0.9% of Total Investments)
2,795,000		Maryland Economic Development Corporation, Private Activity Revenue Bonds, Purple Line Light Rail Project, Green Series 2022B, (AMT)	5.000	12/31/41	2,848,429
2,000,000	(d)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A	5.000	12/01/31	1,340,000
4,590,000		Maryland Health and HIgher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical Systems, Series 2025A	5.250	07/01/52	4,839,232
7,145,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A	5.500	01/01/46	7,226,795
20,000,000		Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A	5.000	05/15/45	20,175,008
355,000	(b)	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016	5.000	07/01/46	355,015
		TOTAL MARYLAND			36,784,479

		MASSACHUSETTS - 0.1% (0.1% of Total Investments)
525,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D	5.000	07/01/44	517,891
1,525,000		Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015	4.500	01/01/45	1,405,555
		TOTAL MASSACHUSETTS			1,923,446

		MICHIGAN - 1.7% (1.0% of Total Investments)
590,000		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013	6.000	10/01/33	587,948
1,250,000		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013	6.000	10/01/43	1,151,336
9,895,000	(a),(g)	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A - AGM Insured, (UB)	6.000	05/01/29	10,560,779
5,000		Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A - NPFG Insured	4.500	07/01/35	5,005
1,985,000		Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B - NPFG Insured	5.500	07/01/29	2,059,787
5,000		Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B - FGIC Insured	5.000	07/01/36	5,009
10,000		Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A - NPFG Insured	5.000	07/01/34	10,018
10,000,000		Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Series 2016A	5.000	11/01/44	10,003,669
6,800,000		Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A	5.000	11/15/48	6,892,525
6,695,000		Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Social Series 2025A	5.000	12/01/55	6,760,561

See Notes to Financial Statements	81

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MICHIGAN (continued)
$ 5,000,000		Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I	4.000%	04/15/54	$ 4,592,231
		TOTAL MICHIGAN			42,628,868

		MINNESOTA - 1.8% (1.1% of Total Investments)
700,000		City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A	5.000	07/01/47	605,436
10,000,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/53	10,091,180
15,830,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.250	02/15/53	15,970,330
7,105,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	5.000	02/15/58	7,168,290
1,500,000		Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A	5.750	08/01/44	1,500,365
800,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2022A	5.500	07/01/52	679,758
750,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A	5.750	09/01/46	752,088
4,000,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A	6.000	09/01/51	4,012,129
3,410,000		Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1	5.000	08/01/36	3,412,408
		TOTAL MINNESOTA			44,191,984

		MISSISSIPPI - 1.3% (0.8% of Total Investments)
32,190,000		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project Refunding Series 2025C	5.000	05/15/55	33,170,601
		TOTAL MISSISSIPPI			33,170,601

		MISSOURI - 1.5% (0.9% of Total Investments)
750,000		Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A	6.000	03/01/33	757,495
55,000		Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A	5.000	03/01/36	56,033
10,090,000		Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, (AMT)	5.000	03/01/46	10,165,732
135,000	(b)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/46	122,858
12,005,000		Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Improvement Series 2004B-1 - AMBAC Insured	0.000	04/15/29	10,679,350
650,000	(b)	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B	5.000	02/01/40	652,527
3,810,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	5.750	06/01/35	3,806,302
3,695,000	(b)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A	6.000	06/01/46	3,615,890
1,590,000		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A	5.000	06/01/30	1,590,817
2,700,000		Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A	5.000	06/01/33	2,701,148

82	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MISSOURI (continued)
$2,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F	5.000%	11/15/45	$ 2,000,833
430,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A	5.875	09/01/43	430,156
450,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.000	12/01/35	448,963
130,000		Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A	5.125	12/01/45	118,333
760,000		Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B	6.000	03/01/37	766,691
		TOTAL MISSOURI			37,913,128

		NEBRASKA - 0.4% (0.2% of Total Investments)
5,835,000		Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A	5.000	09/01/42	6,237,297
3,435,000		Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017	5.000	11/15/47	3,464,801
		TOTAL NEBRASKA			9,702,098

		NEVADA - 0.2% (0.1% of Total Investments)
4,410,000		Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A	5.000	05/01/48	4,500,676
		TOTAL NEVADA			4,500,676

		NEW HAMPSHIRE - 0.3% (0.2% of Total Investments)
2,995,000	(b)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, (AMT)	4.875	11/01/42	2,696,618
6,060,000	(b)	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Group Series 2023	4.000	07/01/37	5,284,800
		TOTAL NEW HAMPSHIRE			7,981,418

		NEW JERSEY - 7.5% (4.6% of Total Investments)
1,100,000		New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013 - AGM Insured, (AMT)	5.125	07/01/42	1,101,152
17,580,000	(e)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, (Pre-refunded 12/15/26)	5.500	06/15/31	18,137,511
1,000,000	(e)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, (Pre-refunded 12/15/26)	5.000	06/15/36	1,026,247
10,000,000	(e)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, (Pre-refunded 12/15/26)	5.000	06/15/41	10,262,475
2,175,000	(e)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, (Pre-refunded 6/15/27)	5.000	06/15/42	2,258,737
16,000,000		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL	5.000	06/15/49	16,372,923
1,165,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, (AMT)	5.250	09/15/29	1,165,017
2,900,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB	4.000	06/15/41	2,894,404
19,650,000	(e)	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC, (Pre-refunded 12/15/32)	5.000	06/15/48	22,884,154
15,280,000	(a)	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023BB, (UB)	5.250	06/15/50	16,174,494
7,000,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2025AA	5.000	06/15/55	7,263,472
3,130,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/28	2,861,408
3,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/31	2,499,583

See Notes to Financial Statements	83

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW JERSEY (continued)
$12,715,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000%	12/15/33	$ 9,800,423
610,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/34	451,381
2,480,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A	0.000	12/15/40	1,341,624
10,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AGM Insured	0.000	12/15/33	7,738,614
20,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AMBAC Insured	0.000	12/15/36	13,425,352
19,175,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A	0.000	12/15/35	13,522,969
15,000,000		New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A	0.000	12/15/39	8,618,147
8,595,000	(a)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, (UB)	5.000	12/15/34	9,124,428
1,595,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A	5.000	06/01/46	1,580,227
17,010,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000	06/01/46	16,586,732
		TOTAL NEW JERSEY			187,091,474

		NEW YORK - 21.9% (13.4% of Total Investments)
3,400,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009	0.000	07/15/44	1,344,786
12,020,000		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009	0.000	07/15/46	4,176,313
450,000		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015	5.250	07/01/35	445,513
200,000	(d)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.000	11/01/39	140,000
455,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015	5.500	09/01/45	449,730
18,000,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center Series 2022-1A	4.000	07/01/51	16,590,803
5,525,000	(b),(e)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, (Pre-refunded 12/01/26)	5.500	12/01/46	5,688,866
9,745,000	(b)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A	5.500	12/01/46	8,341,971
5,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E	4.000	03/15/48	4,698,204
7,250,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/46	7,229,775
81,270,000	(b)	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C	0.000	06/01/50	10,123,666
6,280,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	6,465,544
4,210,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B	5.000	11/15/34	4,288,066
3,320,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B	5.000	11/15/37	3,367,281
5,000,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D	5.000	11/15/32	5,260,777
11,990,000		New York City Housing Development Corporation, New York, House Impact Revenue Bonds, Green Series 2023A	4.800	02/01/53	12,046,391

84	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$6,000,000		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Green Sustainable Development Series 2024F-1-A	4.550%	11/01/54	$ 5,912,955
5,630,000		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Green Sustainable Development Series 2024F-1-A	5.000	11/01/59	5,786,615
9,750,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1	4.000	06/15/49	9,080,973
5,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1	4.000	06/15/50	4,702,095
10,000,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series AA-1	4.000	06/15/51	9,368,245
2,500,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2025 Series BB	5.250	06/15/55	2,678,935
5,000,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1	5.000	02/01/43	5,069,195
10,000,000		New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B	5.000	04/01/52	10,360,805
5,750,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1	5.000	03/01/40	5,934,967
2,860,000		New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1	5.000	08/01/47	2,943,686
81,665,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	81,663,930
5,700,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014	5.150	11/15/34	5,705,422
7,525,000		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A	5.250	01/01/56	7,528,833
8,265,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C	5.000	03/15/47	8,514,550
14,650,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	14,609,131
68,360,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	68,359,228
48,060,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	49,126,451
565,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/26	565,141
28,700,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	28,706,567
6,220,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.250	08/01/31	6,508,778
10,835,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/60	11,070,706

See Notes to Financial Statements	85

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$3,945,000	(a)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT), (UB)	6.000%	06/30/54	$ 4,118,966
15,465,000	(a)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT), (UB)	5.375	06/30/60	15,548,828
5,350,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, (AMT)	5.000	01/01/31	5,523,178
2,100,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	5.000	10/01/40	2,133,439
13,750,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	14,445,494
3,000,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016	5.250	11/15/56	3,003,184
14,500,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2	0.000	06/01/66	1,292,243
10,000,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax Series 2023A	4.250	05/15/58	9,605,561
30,000,000	(a)	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax Series 2023A, (UB)	4.500	05/15/63	29,776,581
11,235,000		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2024A-1	4.125	05/15/64	10,329,917
2,150,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	1,889,017
9,411,581		Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A	5.000	11/01/44	9,051,119
3,640,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016	5.000	11/01/46	3,333,949
565,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	571,305
		TOTAL NEW YORK			545,477,675

		NORTH CAROLINA - 0.2% (0.1% of Total Investments)
5,000,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019	5.000	01/01/49	5,075,175
		TOTAL NORTH CAROLINA			5,075,175

		NORTH DAKOTA - 2.5% (1.5% of Total Investments)
4,925,000		Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2018B	5.250	02/15/58	4,954,938
1,075,000		Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2021	4.000	12/01/46	934,452
10,315,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/43	10,070,734
10,950,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/48	10,461,553
37,840,000		Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C	5.000	06/01/53	35,465,419
		TOTAL NORTH DAKOTA			61,887,096

86	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OHIO - 9.0% (5.5% of Total Investments)
$1,430,000		American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Green Series 2016A	5.000%	02/15/46	$ 1,429,844
28,980,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	2,746,808
9,495,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	7,969,948
3,250,000		Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017	5.000	12/01/37	3,312,982
7,200,000		Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017	5.000	12/01/47	7,230,902
2,500,000		Clark-Shawnee Local School District, Clark County, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2017	5.000	11/01/54	2,501,650
2,000,000		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2 - NPFG Insured	0.000	11/15/28	1,809,260
6,895,000		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2 - NPFG Insured	0.000	11/15/32	5,390,417
2,155,000		Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2 - NPFG Insured	0.000	11/15/34	1,539,147
165,000	(e)	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured, (ETM)	0.000	12/01/27	155,317
4,145,000		Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured	0.000	12/01/27	3,907,348
220,000	(e)	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured, (ETM)	0.000	12/01/28	201,340
5,615,000		Columbus City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Refunding Series 2006 - AGM Insured	0.000	12/01/28	5,141,865
570,000	(b)	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds, Easton Project, Series 2020	5.000	06/01/28	575,220
19,495,000		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017	5.500	02/15/52	19,507,147
20,650,000		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017	5.500	02/15/57	20,582,543
2,400,000		Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013	5.000	06/15/43	2,106,165
1,010,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/34	1,042,763
1,000,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/44	995,283
4,780,000		Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019	5.000	12/01/51	4,583,251
10,000,000		Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015	5.000	05/15/40	10,011,119
1,730,000		Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH	5.000	12/01/46	1,741,547
2,500,000		Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018	5.000	06/01/43	2,565,122
8,020,000		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group Project, Series 2017A	5.000	08/15/47	8,091,668
5,565,000		Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B - AGM Insured	0.000	12/01/28	5,049,936

See Notes to Financial Statements	87

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OHIO (continued)
$1,000,000		Mahoning County, Ohio, Sewer System Revenue Bonds, Refunding and Improvement Series 2022	5.000%	12/01/42	$ 1,048,720
4,500,000		Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007 - AGM Insured	5.250	12/01/31	5,007,281
6,105,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/44	5,931,482
1,600,000		Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017	4.000	11/15/43	1,553,821
2,845,000		Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, (Mandatory Put 9/15/21)	3.375	08/01/29	2,792,545
1,250,000		Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, John Carroll University 2022 Project, Series 2022	4.000	10/01/42	1,089,647
1,250,000		Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, John Carroll University 2022 Project, Series 2022	4.000	10/01/47	1,035,650
950,000		Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project - Joint Venture 5, Series 2001 - NPFG Insured	0.000	02/15/29	852,515
365,000	(e)	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2019B, (Pre-refunded 1/01/29)	4.000	01/01/46	380,081
6,135,000		Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2019B	4.000	01/01/46	5,742,764
5,000,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2	0.000	02/15/37	3,384,940
11,260,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2	0.000	02/15/38	7,265,079
5,000,000		Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-2	0.000	02/15/40	2,877,536
27,880,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A	4.750	06/01/33	29,314,696
22,820,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, (Mandatory Put 6/01/22)	4.750	06/01/33	23,994,310
1,515,000		Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2021	5.000	06/01/46	1,594,395
4,250,000		Pickerington Local School District, Fairfield and Franklin Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement, Series 2023	5.250	12/01/59	4,456,595
1,845,000		Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A - AGM Insured	4.250	12/01/36	1,846,020
480,000	(b)	Port of Greater Cincinnati Development Authority, Ohio, Public Improvement TOT Revenue Bonds, Series 2021	4.250	12/01/50	453,584
385,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A	6.000	12/01/50	386,983
970,000		Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A	5.000	11/01/51	966,960
1,500,000		Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007	5.250	12/01/32	1,702,796

88	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OHIO (continued)
$ 1,000,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	6.000%	03/01/45	$ 974,856
		TOTAL OHIO			224,841,848

		OKLAHOMA - 2.9% (1.7% of Total Investments)
12,690,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.250	08/15/43	12,781,319
9,715,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.250	08/15/48	9,731,092
18,235,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	18,311,813
16,570,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	16,605,962
1,550,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/41	1,597,440
7,700,000		Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2025A	5.500	01/01/54	8,392,175
2,200,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 2025, (AMT)	6.250	12/01/35	2,539,175
1,000,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 2025, (AMT)	6.250	12/01/40	1,122,391
		TOTAL OKLAHOMA			71,081,367

		OREGON - 0.3% (0.2% of Total Investments)
7,330,000		Port of Portland, Oregon, International Airport Revenue Bonds, Series 2020-27A, (AMT)	5.000	07/01/45	7,479,873
		TOTAL OREGON			7,479,873

		PENNSYLVANIA - 9.8% (6.0% of Total Investments)
380,000		Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	380,167
7,355,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	7,383,989
11,700,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, (Mandatory Put 7/01/33)	4.750	01/01/35	12,378,706
2,030,000		Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B	3.750	10/01/47	1,710,342
1,236,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	1,331,266
16,570,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	15,024,319
8,280,000	(f)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	5,715,008
2,594,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Taxable Series 2024A-1	8.000	06/30/34	2,584,186
2,405,000		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018	5.000	06/01/34	2,516,306
700,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015	5.000	01/01/38	700,216
8,710,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A	4.000	04/01/39	8,671,791
5,085,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A	4.000	04/01/50	4,604,499
5,000,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A	5.000	04/01/50	5,081,379

See Notes to Financial Statements	89

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PENNSYLVANIA (continued)
$15,220,000	(a)	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2019A, (UB)	5.000%	07/01/44	$ 15,560,356
20,235,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B	5.000	05/01/52	20,575,065
9,400,000		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B	5.000	05/01/57	9,471,771
2,205,724	(d)	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2	2.200	06/30/27	970,519
1,214,992	(d)	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, (cash 5.000%, PIK 5.000%)	5.000	06/30/27	218,699
4,135,000		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, (AMT)	5.500	11/01/44	4,137,695
19,250,000		Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022, (AMT)	5.750	06/30/48	20,082,368
24,890,000	(a)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022 - AGM Insured, (AMT), (UB)	5.000	12/31/57	25,275,242
5,275,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-1	4.250	11/01/48	4,977,372
24,005,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-2	4.375	11/01/54	22,094,356
4,870,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2024B-2	4.375	11/01/54	4,539,456
4,660,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019	4.000	08/15/49	4,242,835
4,400,000		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Trustees, Series 2025A	5.000	02/15/55	4,639,828
30,355,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-146A	4.750	04/01/53	30,501,126
3,000,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E	6.000	12/01/30	3,188,257
4,000,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Sciences in Philadelphia, Series 2017	5.000	11/01/47	3,928,604
525,000		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A	5.000	11/15/28	525,283
		TOTAL PENNSYLVANIA			243,011,006

		PUERTO RICO - 7.0% (4.3% of Total Investments)
75,000,000		Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A	0.000	05/15/57	3,554,063
1,804,623		Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0	0.000	08/01/54	388,055
1,595,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Forward Delivery Series 2022A	5.000	07/01/37	1,658,362
16,000,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	16,560,806
5,255,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/47	5,162,703
8,180,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/33	8,550,699
2,745,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	2,839,561

90	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PUERTO RICO (continued)
$6,055,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.500%	07/01/34	$ 6,056,650
13,379,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	4,680,444
46,230,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	11,478,909
2,260,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.750	07/01/53	2,140,575
104,074,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	101,267,779
1,780,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A	4.550	07/01/40	1,767,826
493,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.536	07/01/53	447,351
529,318		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	357,951
8,007,861		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	7,357,426
		TOTAL PUERTO RICO			174,269,160

		RHODE ISLAND - 0.1% (0.1% of Total Investments)
21,570,000		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A	0.000	06/01/52	3,126,619
		TOTAL RHODE ISLAND			3,126,619

		SOUTH CAROLINA - 4.5% (2.7% of Total Investments)
21,570,000		Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2 - AMBAC Insured	0.000	01/01/30	18,934,933
7,220,000		South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2023B	4.850	07/01/48	7,387,167
32,615,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	4.250	11/01/47	31,411,494
10,545,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	4.500	11/01/54	10,391,147
9,985,000	(a)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/43	10,180,321
8,560,000	(a)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/48	8,651,997
2,150,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A	5.000	12/01/50	2,150,350
2,155,000	(a)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, (UB)	5.000	12/01/50	2,155,350
7,500,000	(a)	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016B, (UB)	5.000	12/01/46	7,537,079
10,295,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2022A	5.000	12/01/55	10,507,665
2,585,000		South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E	5.250	12/01/55	2,585,890
		TOTAL SOUTH CAROLINA			111,893,393

		SOUTH DAKOTA - 0.1% (0.1% of Total Investments)
2,505,000		South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015	5.000	11/01/45	2,510,639
		TOTAL SOUTH DAKOTA			2,510,639

See Notes to Financial Statements	91

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TENNESSEE - 1.3% (0.8% of Total Investments)
$1,000,000	(b)	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A	5.125%	12/01/42	$ 948,159
4,000,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1	4.000	08/01/44	3,614,421
21,500,000	(a)	Metropolitan Government of Nashville and Davidson County Sports Authority, Tennessee, Revenue Bonds, Stadium Project, Subordinate Senior Series 2023A - AGM Insured, (UB)	5.250	07/01/53	22,572,308
5,000,000		Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate Series 2019B, (AMT)	5.000	07/01/54	5,044,840
		TOTAL TENNESSEE			32,179,728

		TEXAS - 11.2% (6.8% of Total Investments)
3,135,000		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015	5.250	12/01/35	3,136,487
3,340,000		Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015	5.000	12/01/40	3,334,322
9,000,000	(a)	Carrollton-Farmers Branch Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2023	4.000	02/15/53	8,343,627
480,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	6.250	09/01/35	488,140
455,000		Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016	6.500	09/01/46	459,687
21,000,000		Crowley Independent School District, Tarrant and Johnson Counties, Texas, General Obligation Bonds, School Building Series 2023	4.250	02/01/53	20,455,331
1,000,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT	4.750	05/01/38	1,000,277
150,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	150,010
5,000,000		Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series 2024	4.250	02/15/50	4,865,957
10,000,000		Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, (AMT)	8.000	04/01/28	10,012,373
295,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/41	141,135
590,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/42	267,458
1,000,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/43	429,215
2,000,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/44	805,917
2,600,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/45	988,267
4,180,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A - AGM Insured	0.000	11/15/53	1,035,066
605,000	(e)	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, (Pre-refunded 11/15/31) - NPFG Insured	0.000	11/15/37	348,817
1,315,000		Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H - NPFG Insured	0.000	11/15/37	705,606

92	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$40,500,000		Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A - NPFG Insured	0.000%	11/15/40	$ 17,567,037
2,000,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, (AMT)	5.000	07/15/35	2,000,030
190,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, (AMT)	5.000	07/01/29	190,003
3,105,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal Improvements Project, Series 2024B, (AMT)	5.500	07/15/37	3,394,649
28,305,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/28	25,732,497
5,000,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/30	4,235,873
5,765,000		Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B - AMBAC Insured	0.000	09/01/31	4,702,212
6,000,000	(e)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B - NPFG Insured, (ETM)	5.500	12/01/29	6,364,766
7,500,000	(e)	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A - AGM Insured, (ETM)	5.750	12/01/32	9,032,124
3,500,000		Hutto, Texas, Certificates of Obligation Bonds, Combination Tax & Waterworks & Sewer System Revenue Series 2024 - BAM Insured	4.250	08/01/54	3,369,529
2,605,000		Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, Refunding Series 2024	4.000	02/15/45	2,544,529
720,000		Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015	5.000	08/15/35	721,740
2,505,000		Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997 - AMBAC Insured, (AMT)	5.125	11/01/28	2,623,908
8,055,000	(b)	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, (AMT)	4.625	10/01/31	8,083,853
3,040,000		Montgomery Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building Series 2024B	4.000	02/15/54	2,814,203
825,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/47	777,597
2,000,000		North Texas Municipal Water District, Texas, Regional Wastewater Revenue Bonds, Improvement and Refunding Series 2025	4.500	06/01/55	2,008,993
6,330,000	(e)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	7.000	09/01/43	7,645,138
9,130,000	(e)	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, (Pre-refunded 9/01/31)	6.750	09/01/45	11,123,619
10,000,000		North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D - AGC Insured	0.000	01/01/28	9,364,915
1,570,000		Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A	5.000	02/01/34	1,570,098
1,000,000	(d)	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012	3.000	12/15/47	470,000
595,000		Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D	6.250	12/15/26	605,311

See Notes to Financial Statements	93

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$1,800,000		Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2023, (AMT)	5.500%	12/31/58	$ 1,874,066
300,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.500	06/30/42	313,227
1,660,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.500	06/30/43	1,722,952
90,930,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, (AMT)	5.000	06/30/58	90,612,663
		TOTAL TEXAS			278,433,224

		UTAH - 0.1% (0.0% of Total Investments)
1,945,000	(b),(d)	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, (AMT)	8.000	12/01/39	1,879,152
		TOTAL UTAH			1,879,152

		VIRGINIA - 3.2% (2.0% of Total Investments)
12,000,000		Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016	5.000	07/01/51	12,015,302
22,405,000	(a)	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, (UB)	5.000	07/01/51	22,433,571
1,250,000		Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023E-5	4.650	07/01/55	1,253,336
8,995,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/49	8,898,307
16,520,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/52	16,273,462
20,000,000		Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, (AMT)	5.000	12/31/56	19,500,938
		TOTAL VIRGINIA			80,374,916

		WASHINGTON - 3.1% (1.9% of Total Investments)
590,000		Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999 - FGIC Insured	4.750	02/01/28	590,547
105,000		Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013	5.750	04/01/43	104,639
6,065,000		Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015	4.000	07/01/36	6,065,042
10,420,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2015A, (UB)	5.000	08/15/45	10,421,617
10,500,000		Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B	4.000	08/15/41	10,118,144
10,785,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, (UB)	5.000	10/01/44	10,790,647
21,320,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, (UB)	5.000	10/01/38	21,343,497
2,000,000		Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020	4.000	09/01/45	1,872,130
14,875,000	(a)	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020, (UB)	5.000	09/01/55	15,135,598
		TOTAL WASHINGTON			76,441,861

		WEST VIRGINIA - 0.3% (0.2% of Total Investments)
6,000,000		West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Refunding & Improvement Series 2023B	6.000	09/01/48	6,566,258
		TOTAL WEST VIRGINIA			6,566,258

94	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN - 4.6% (2.8% of Total Investments)
$25,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A	5.000%	06/15/37	$ 23,727
1,000,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A	5.125	05/01/36	992,741
1,855,000	(b),(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, (Pre-refunded 6/15/26)	5.000	06/15/36	1,872,600
3,690,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/36	3,399,621
1,485,000	(b),(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, (Pre-refunded 6/15/26)	5.000	06/15/46	1,499,090
2,945,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/46	2,340,253
79,862	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/47	2,534
69,810	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/48	2,081
68,693	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/49	1,918
66,459	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/50	1,713
65,342	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/51	1,586
84,889	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/52	1,907
83,772	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/53	1,774
80,979	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/54	1,606
79,304	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/55	1,480
77,628	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/56	1,372
86,006	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/57	1,426
83,772	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/58	1,309
81,538	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/59	1,206
79,862	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/60	1,106
78,745	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/61	1,024

See Notes to Financial Statements	95

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$76,511	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000%	01/01/62	$ 939
74,836	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/63	869
73,161	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/64	806
72,044	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/65	744
77,628	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/66	741
934,897	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/67	8,070
2,580,000	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2025	6.150	01/01/55	2,587,309
7,570,000	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2025	6.250	01/01/65	7,592,020
69,385	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/46	2,392
68,408	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/47	2,171
67,919	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/48	2,025
67,431	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/49	1,882
66,454	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/50	1,713
72,806	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/51	1,767
1,841,855	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	3.750	07/01/51	1,266,258
72,317	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/52	1,625
71,340	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/53	1,511
70,851	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/54	1,405
69,874	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/55	1,304
68,897	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/56	1,218
68,408	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/57	1,134

96	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$67,431	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000%	01/01/58	$ 1,054
66,942	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/59	990
66,454	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/60	920
65,476	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/61	852
64,988	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/62	797
64,010	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/63	743
63,522	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/64	700
63,033	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/65	651
62,056	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/66	592
808,203	(b),(d)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/67	6,976
500,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/48	492,081
1,200,000		Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, (AMT)	4.000	08/01/35	1,168,300
1,690,000	(b),(d)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.250	08/01/27	1,352,000
1,350,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	1,080,000
160,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.200	12/01/37	164,021
2,905,000		Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western California University Project, Series 2015A	5.000	07/01/35	2,906,195
1,000,000		Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C	4.300	11/01/30	1,000,504
37,710,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	06/30/60	38,972,742
30,715,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	12/31/65	31,837,514
5,000,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	6.500	12/31/65	5,495,608
1,000,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A	0.000	12/15/31	824,210
2,105,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/32	2,110,013
2,500,000		Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012	5.000	06/01/39	2,503,920
2,650,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A	5.000	11/15/39	2,661,788

See Notes to Financial Statements	97

Portfolio of Investments October 31, 2025
(continued)
NZF

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$ 1,120,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014	5.250%	10/01/39	$ 1,120,272
		TOTAL WISCONSIN			115,333,420

		WYOMING - 0.2% (0.1% of Total Investments)
4,660,000		Wyoming Community Development Authority, Housing Revenue Bonds, 2024 Series 1	4.700	12/01/49	4,704,177
		TOTAL WYOMING			4,704,177

		TOTAL MUNICIPAL BONDS (Cost $3,997,905,583)			4,082,612,344

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)
		CONSUMER DURABLES & APPAREL - 0.0% (0.0% of Total Investments)
243,974	(h)	Cahava Springs Advance	7.500	12/31/26	243,974
		TOTAL CONSUMER DURABLES & APPAREL			243,974

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $243,974)			243,974

		TOTAL LONG-TERM INVESTMENTS (Cost $3,998,149,557)			4,082,856,318

		BORROWINGS - (0.5)% (i)			(12,600,000)

		FLOATING RATE OBLIGATIONS - (14.4)%			(359,000,000)

		MFP SHARES, NET - (25.7)%(j)			(640,192,593)

		VRDP SHARES, NET - (27.1)%(k)			(673,968,847)

		OTHER ASSETS & LIABILITIES, NET - 3.8%			93,901,057

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 2,490,995,935

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TSFR3M	CME Term Secured Overnight Financing Rate 3 Month
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $375,971,969 or 9.2% of Total Investments.

(c)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(g)	Inverse floating rate trust is a non recourse trust.
(h)	For fair value measurement disclosure purposes, investment classified as Level 3.
(i)	Borrowings as a percentage of Total Investments is 0.3%.
(j)	MFP Shares, Net as a percentage of Total Investments is 15.7%.
(k)	VRDP Shares, Net as a percentage of Total Investments is 16.5%.

98	See Notes to Financial Statements

Portfolio of Investments October 31, 2025
NMZ

SHARES		DESCRIPTION			VALUE
		LONG-TERM INVESTMENTS - 160.2% (100.0% of Total Investments)
		COMMON STOCKS - 0.0% (0.0% of Total Investments)
		MATERIALS - 0.0% (0.0% of Total Investments)
39	(a),(b)	PALOUSE FIBER HOLDINGS			$ 0
		TOTAL MATERIALS			0

		TOTAL COMMON STOCKS (Cost $5,850)			0

SHARES		DESCRIPTION			VALUE
		EXCHANGE-TRADED FUNDS - 1.3% (0.8% of Total Investments)
675,000	(c)	Nuveen High Yield Municipal Bond ETF			16,871,355
		TOTAL EXCHANGE-TRADED FUNDS (Cost $16,995,750)			16,871,355

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MUNICIPAL BONDS - 158.9% (99.2% of Total Investments)
		ALABAMA - 3.9% (2.4% of Total Investments)
$182,352	(d),(e)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C	0.000%	09/01/37	2
1,000,000	(d),(e)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A	6.750	09/01/37	700,000
212,352	(d),(e)	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B	6.750	09/01/37	148,646
2,000,000	(e)	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A	6.000	09/01/45	1,975,448
1,500,000		Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A	5.000	07/01/48	1,513,200
10,000,000	(f),(g)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2025A, (Mandatory Put 5/01/32), (UB)	5.250	05/01/56	10,425,564
785,000	(g)	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, (AMT), (Mandatory Put 11/01/30)	6.375	11/01/50	866,369
13,765,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, (AMT)	5.750	10/01/49	13,968,255
6,430,000	(f)	Jefferson County, Alabama, Sewer Revenue Warrants, Series 2024, (UB)	5.250	10/01/49	6,710,682
1,200,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	1,166,618
1,740,000	(e)	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020	4.000	11/01/45	1,542,326
1,000,000	(g)	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Refunding Series 2024B, (Mandatory Put 5/01/32)	5.000	06/01/49	1,083,762
3,905,000	(f),(g)	Southeast Energy Authority, Alabama, Revenue Bonds, Cooperative District Energy Supply Series 2025A, (Mandatory Put 6/01/35), (UB)	5.000	01/01/56	4,183,632
4,450,000	(e)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	4,480,974
		TOTAL ALABAMA			48,765,478

See Notes to Financial Statements	99

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ALASKA - 1.3% (0.8% of Total Investments)
$5,000,000	(f)	Anchorage, Alaska, Port Revenue Bonds, Series 2024A, (AMT), (UB)	4.500%	02/01/60	$ 4,739,559
12,500,000	(f)	Anchorage, Alaska, Port Revenue Bonds, Series 2024A, (AMT), (UB)	4.375	02/01/65	11,857,036
		TOTAL ALASKA			16,596,595

		ARIZONA - 3.3% (2.0% of Total Investments)
400,000	(e)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Christian University Project, Series 2019A	5.500	10/01/40	379,479
800,000	(e)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Christian University Project, Series 2019A	5.625	10/01/49	716,902
10,100,000	(e)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B	5.000	07/01/51	8,708,642
10,000,000	(e)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021A	5.000	07/01/51	8,622,418
700,000	(e)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021C	6.000	07/01/29	696,368
2,765,000	(e)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1	4.150	12/01/57	1,801,847
2,590,000	(e)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Subordinate Series 2022B	5.750	12/15/57	1,857,823
1,000,000	(d),(e)	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A	6.500	06/01/50	800,000
985,000	(e)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A	5.750	01/01/50	837,019
3,000,000	(d),(e)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020	5.000	07/01/49	2,400,000
245,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.250	07/01/36	196,000
400,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.375	07/01/46	320,000
475,000	(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016	5.500	07/01/51	380,000
1,000,000	(d),(e)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019	5.875	07/01/51	800,000
270,000	(e)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020	5.000	06/15/35	270,391
100,000		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019	5.125	07/01/39	94,967
7,500,000	(e)	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007	5.500	12/01/37	8,129,383
2,000,000	(e)	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A	5.375	10/01/56	1,648,920
1,940,000	(e)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, AmeriSchools Academy Project, Series 2022	6.000	06/15/57	1,947,041
		TOTAL ARIZONA			40,607,200

100	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ARKANSAS - 0.4% (0.3% of Total Investments)
$1,750,000	(e)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450%	09/01/52	$ 1,758,692
3,500,000	(e)	Arkansas Development Finance Authority, Charter School Revenue Bonds, Academy of Math and Science - Little Rock Project Series 2024A	7.000	07/01/59	3,194,141
		TOTAL ARKANSAS			4,952,833

		CALIFORNIA - 12.9% (8.0% of Total Investments)
18,390,000	(h)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2022C - AGM Insured	0.000	10/01/52	10,525,562
4,000,000	(h)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/47	2,328,596
18,905,000	(h)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/48	10,951,714
4,585,000	(h)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/49	2,638,110
3,055,000	(h)	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2022B	0.000	10/01/50	1,753,600
1,000,000	(e)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Senior Series 2021A-1	4.000	02/01/56	827,076
1,000,000	(e)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	650,228
200,000	(e)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-1	3.000	02/01/57	136,575
2,000,000	(e)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2	4.000	02/01/50	1,522,438
9,155,000	(e)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	7,420,382
500,000	(e)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science & Language Academy Project, Series 2021	4.000	07/01/61	367,271
2,195,000	(e)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020	6.250	07/01/58	2,236,249
10,450,000	(f)	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health System, Series 2021A	4.000	08/15/48	9,866,258
1,635,000	(e),(g)	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Green Bond Series 2025A, (AMT), (Mandatory Put 1/01/35)	9.500	01/01/65	1,308,000
220,000	(e)	California Municipal Finance Authority, Revenue Bonds, American Musical and Dramatic Academy Inc. AMDA Inc Project, Taxable Series 2023B	9.500	07/01/30	224,535
500,000	(e)	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A	5.000	11/01/36	502,337
2,165,000		California Municipal Finance Authority, Special Tax Revenue Bonds, Community Facilities District 2020-6, County of Placer- PV400, Series 2022	5.250	09/01/52	2,224,593
1,130,000		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A	5.250	11/01/52	1,165,209
1,000,000	(e)	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A	5.125	07/01/55	859,904
3,260,000		California Public Finance Authority, Senior Living Revenue Bonds, The James, Senior Series 2024A	6.375	06/01/59	3,068,855
1,000,000	(e)	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A	6.000	06/01/59	910,405

See Notes to Financial Statements	101

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$1,000,000	(e)	California School Finance Authority, California, Charter School Revenue Bonds, Girls Athletic Leadership School Los Angeles Project, Series 2021A	4.000%	06/01/61	$ 681,166
1,355,000	(e)	California School Finance Authority, California, Charter School Revenue Bonds, Hayward Twin Oaks Montessori Charter School Project, Series 2024A	6.000	06/15/54	1,254,522
1,000,000	(e)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/40	918,848
5,185,000	(e)	California School Finance Authority, Charter School Revenue Bonds, Russell Westbrook Why Not Academy Obligated Group, Series 2021A	4.000	06/01/61	3,655,051
1,000,000	(e)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A	5.000	06/01/60	845,790
1,600,000	(e)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2023A	6.000	06/01/63	1,566,853
5,445,000	(e)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	5,418,764
500,000	(e)	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A	5.000	06/01/46	481,637
720,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A	8.000	09/02/41	720,006
1,300,000	(e)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Subordinate Series 2021B	8.000	04/01/56	1,031,898
1,750,000	(e)	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1	3.000	08/01/56	1,211,414
300,000		Corona, California, Special Tax Bonds, Community Facilities District 2018-2 Sierra Bella, Series 2022A	5.000	09/01/42	312,391
21,800,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2	4.000	10/01/56	16,854,498
2,000,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Dublin Mezzanine Lien Series 2021B	4.000	02/01/57	1,496,711
2,000,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Escondido Portfolio, Social Senior Lien Series 2021A-2	4.000	06/01/58	1,585,258
1,000,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2	4.000	10/01/56	767,094
2,000,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Series 2021B	4.000	07/01/58	1,283,540
4,250,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B	4.000	12/01/56	3,263,278
2,000,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Mezzanine Lien Series 2021B	4.000	06/01/57	595,787
535,000	(e)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2	3.125	06/01/57	323,923
5,000,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021A-2	4.000	12/01/58	3,546,182
2,145,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien Series 2021B	4.000	12/01/59	1,187,698

102	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$3,430,000		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1	3.000%	12/01/49	$ 2,331,561
1,625,000		Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C	6.500	12/15/47	1,625,228
2,000,000		Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A	5.000	12/15/37	2,002,147
8,855,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	941,557
7,000,000		Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-1. Turbo Capital Appreciation	0.000	06/01/36	3,401,619
1,000,000		Los Angeles County Community Facilities District 2021-01, California, Special Tax Bond, Valencia-Facilities Improvement Area 1, Series 2022	5.000	09/01/52	1,021,286
7,000,000	(f)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Green Series 2025A, (AMT), (UB)	5.000	05/15/55	7,218,693
535,000		Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 6, Series 2021	4.000	09/01/50	480,365
2,140,000		Oroville, California, Revenue Bonds, Oroville Hospital Series 2019	5.250	04/01/54	1,583,627
750,000	(e),(f)	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100 - AMBAC Insured, (IF)	9.773	12/01/30	1,073,800
2,015,000	(e),(f)	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100 - AMBAC Insured, (IF)	9.880	12/01/33	3,509,414
7,090,000	(f)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A, (AMT), (UB)	5.000	05/01/49	7,176,637
10,000,000	(f)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, (AMT), (UB)	5.000	05/01/43	10,136,275
1,055,000	(e)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017	6.250	09/01/47	1,084,982
6,000,000		Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B	0.000	06/01/46	1,468,003
5,000,000	(f)	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P, (UB)	4.000	05/15/53	4,677,115
		TOTAL CALIFORNIA			160,222,515

		COLORADO - 17.9% (11.1% of Total Investments)
6,000,000	(e)	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2024	5.750	12/01/54	6,064,818
1,220,000		Andrews Farm Metropolitan District 1, Hudson, Colorado, General Obligation Bonds, Limited Tax Series 2025A	6.375	12/01/55	1,251,836
703,000		Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Junior Lien Series Series 2021B	5.500	12/15/37	685,928
1,089,000		Aspen Street Metropolitan District, Broomfield County and City, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3	5.125	12/01/50	929,324
12,000,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A	5.750	12/01/51	11,604,096
500,000		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B	7.750	12/15/48	501,490

See Notes to Financial Statements	103

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$1,500,000		Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A	5.500%	12/01/50	$ 1,361,406
1,000,000		Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A	5.000	12/01/51	863,950
4,820,000		Berthoud-Heritage Metropolitan District 10, Larimer County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2022A	4.750	12/01/52	4,079,151
2,000,000		Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3	4.750	12/01/51	1,592,246
1,000,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.000	12/01/49	782,235
500,000		Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Improvement Bonds, Series 2022	6.500	12/01/53	524,858
460,000		Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B	8.000	06/15/37	461,060
506,000		Clear Creek Transit Metropolitan District 2, Adams County, Colorado, Revenue Supported Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/41	408,641
500,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008	6.250	07/01/28	500,829
100,000	(e)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/51	73,817
1,225,000	(e)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/61	851,154
3,800,000	(e)	Colorado Educational and Cultural Facilities Authority, Cultural Facilities Revenue Bonds, Stanley Project, Senior Lien Series 2025A-1	6.875	02/01/59	3,996,661
720,000	(e)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020	5.000	12/01/55	627,296
3,000,000	(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013	8.000	08/01/43	1,906,796
1,000,000	(d),(e)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016	6.125	02/01/46	676,928
3,144,000		Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020	6.500	12/01/50	3,169,104
1,625,000		Conestoga Metropolitan District 2, Ault, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2021A-3	5.250	12/01/51	1,463,688
500,000		Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B	5.500	12/15/36	495,902
3,000,000	(e),(h)	Cottonwood Creek Metropolitan District 5, Arapahoe County Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2025	0.000	12/01/55	2,282,064
2,500,000	(e)	Dawson Trails Metropolitan District 1, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2025B	9.250	12/15/55	2,415,544
4,050,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	2,572,167
3,400,000		DC Metropolitan District, Denver County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2024A	5.875	12/01/54	3,326,860

104	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$5,000,000	(f)	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, (AMT), (UB)	5.250%	12/01/48	$ 5,084,612
1,500,000		Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A	5.625	12/01/48	1,456,552
1,030,000		E-86 Metropolitan District, Elizabeth, Elbert County, Colorado, General Obligation Limited Tax Cash Flow Bonds, Series 2021A-3	5.125	12/01/51	902,509
1,000,000	(e)	Elbert and Highway 86 Commercial Metropolitan District, Elbert County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2021A	5.000	12/01/51	938,690
960,000		Erie Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Series 2021	4.000	12/01/38	835,509
4,150,000	(e)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	4,190,768
3,080,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	3,032,050
1,500,000		Four Corners Business Improvement District, Erie, Boulder County, Colorado, Limited Tax Supported Revenue Bonds, Series 2022	6.000	12/01/52	1,515,940
8,380,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.500	12/01/42	8,474,498
1,000,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.750	12/01/52	1,006,727
2,260,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Subordinate Series 2022B	8.125	12/15/52	2,264,458
2,988,000		Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation Bonds Series 2022A and Subordinate Limited Tax General Obligation Bonds Series 2022B	6.000	12/01/52	2,393,509
1,000,000		Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General Obligation Bonds Series 2022A and Subordinate Limited Tax General Obligation Bonds Series 2022B	8.500	12/15/52	839,384
2,995,000	(e)	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.500	06/01/50	2,254,187
500,000	(e)	Glen Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.250	12/01/51	410,807
500,000		Grand Junction Dos Rios General Improvement District, Grand Junction, Mesa County, Colorado, Special Revenue Bonds, Series 2021	4.500	12/01/41	422,658
500,000		Grand Junction Dos Rios General Improvement District, Grand Junction, Mesa County, Colorado, Special Revenue Bonds, Series 2021	4.750	12/01/51	394,283
1,250,000		Grandview Reserve Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Senior Bonds, Series 2022A and Limited Tax General Obligation Subordinate Bonds, Series 2022B(3)	6.250	12/01/52	1,244,659
1,250,000		Grandview Reserve Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Senior Bonds, Series 2022A and Limited Tax General Obligation Subordinate Bonds, Series 2022B(3)	9.000	12/15/52	1,251,072
1,480,000	(e)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	1,494,255
540,000		Highlands Metropolitan District 1, Broomfield City and County, colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021	5.000	12/01/41	508,986
810,000		Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B	5.750	12/15/50	811,862

See Notes to Financial Statements	105

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$1,700,000	(h)	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A	0.000%	12/01/50	$ 1,654,847
2,000,000	(e)	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 2025A	5.750	12/01/55	2,029,367
1,000,000	(e)	Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Refunding and Improvement Series 2025B	8.250	12/15/55	987,515
1,000,000	(e)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.625	12/01/56	983,579
1,000,000		Lakota Pointe Metropolitan District 1, Winter Park, Colorado, Limited Tax General Obligation Bonds, Series 2025A	6.000	12/01/55	1,023,665
500,000		Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3	4.500	12/01/50	388,336
978,000		Larkridge Metropolitan District No. 2, In the City of Thornton, Adams County, Colorado, General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding Series 2019	5.250	12/01/48	959,456
5,000,000	(e)	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022	7.375	11/01/52	5,268,059
4,000,000	(h)	Legato Community Authority, Colorado, Commerce City Colorado Limited Tax Supported Revenue Bonds District 12 3 & 7 Convertible Capital Appreciation Series 2021A-2	0.000	12/01/51	3,185,920
1,000,000		Legato Community Authority, Colorado, Commerce City Limited Tax Supported Revenue Bonds District 12 3 & 7 Series 2021B	8.250	12/15/51	1,004,237
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	12/01/41	478,979
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	04/15/51	447,692
2,000,000	(e)	Mayberry Springs Community Authority, El Paso County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2025	7.125	12/01/45	2,019,051
1,000,000		Meadowbrook Heights Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A(3)	4.875	12/01/51	888,954
1,100,000		Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2025B	6.125	12/15/49	1,096,175
500,000		Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado), General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited Tax Bonds, Series 2022B(3)	6.000	12/01/52	476,086
500,000		North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2021B - AGM Insured	4.625	12/15/51	443,560
4,000,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.250	12/01/50	4,018,667
1,535,000	(d)	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020	5.125	12/01/49	1,311,217
1,000,000		Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	892,152
1,500,000		Overlook Park Metropolitan District, Routt County, Colorado, General Obligation Bonds, Limited Tax Senior Series 2023A	7.250	12/01/53	1,522,978
6,555,000	(d)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/49	5,957,598
500,000	(e),(h)	Parkdale Community Authority, Erie County, Colorado, Limited Tax Supported Convertible Capital Appreciation Revenue Bonds, District 2, Series 2024A	0.000	12/01/53	428,573
2,050,000	(e)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/51	1,752,029

106	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$9,300,000	(h)	Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Convertible Capital Appreciation Bonds, Series 2022A-2	0.000%	12/01/52	$ 6,420,022
4,640,000		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022	6.500	12/01/34	4,535,301
500,000	(e)	Prairie Center Metopolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A	5.000	12/15/41	501,157
870,000		Prairie Center Metropolitan District No. 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported District Improvements Revenue Bonds, Refunding Series 2024B	5.875	12/15/46	917,508
1,000,000	(e)	Prairie Song Metropolitan District 4, Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2021	6.000	12/01/51	996,946
985,000	(e)	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project, Series 2021A	4.750	12/01/45	938,056
1,000,000		Raindance Metropolitan District 1, Acting by and through its Water Activity Enterprise In the Town of Windsor, Weld County, Colorado, Non-Potable Water Enterprise Revenue Bonds, Series 2020	5.250	12/01/50	975,086
1,900,000	(e)	Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado, General Obligation Bonds, Limited Tax & Special Revenue, Series 2025	6.125	12/01/54	1,900,184
2,000,000		Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado, General Obligation Bonds, Limited Tax Series 2021-3	5.375	12/01/51	1,795,551
2,900,000		Redtail Ridge Metropolitan District, City of Louisville, Boulder County, Colorado, General Obligation Limited Tax Capital Appreciation Turbo Bonds, Series 2025	0.000	12/01/32	1,804,649
998,000		Remuda Ranch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	839,585
703,067		Reunion Metropolitan District, Acting By and Through its Water Activity Enterprise, Adams County, Colorado, Special Revenue Bonds, Series 2021	3.625	12/01/44	518,835
953,000	(e)	Ridge at Johnstown Metropolitan District 8, Larimer County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024	5.875	12/01/44	910,535
1,000,000		Riverpark Metropolitan District, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2024	6.375	12/01/54	1,017,720
570,000		Riverview Metropolitan District, Steamboat Springs, Routt County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Refunding Series 2021	5.000	12/01/51	507,477
1,000,000		Riverwalk Metropolitan District 2, Glendale, Arapahoe County, Colorado, Special Revenue Bonds, Series 2022A	5.000	12/01/52	861,838
1,000,000		Rock Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2025A	5.625	12/01/54	1,001,852
2,000,000		RRC Metropolitan District 2, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2021	5.250	12/01/51	1,789,485
2,000,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2022A	6.750	12/01/52	2,075,723
1,205,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2024	8.000	12/15/54	1,208,996
1,740,000		Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax Bonds, Series 2021	3.750	12/01/41	1,401,020
1,440,000		Siena Lake Metropolitan District, Gypsum, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.000	12/01/51	1,059,265
1,025,000		Silver Leaf Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3	5.250	12/01/50	929,809

See Notes to Financial Statements	107

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$5,000,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 3, Series 2022	6.750%	12/01/53	$ 5,274,881
1,250,000	(e)	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 4 Subdistrict B, Refunding & Improvement Series 2024A	5.750	12/01/54	1,260,596
1,000,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 4, Series 2024A	6.500	12/01/54	1,039,852
2,790,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.125	12/01/50	2,687,824
2,025,000	(e),(h)	Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Convertible Capital Appreciation Bonds, Series 2025	0.000	09/01/55	1,434,967
3,000,000	(d)	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007	7.250	12/01/31	90,000
685,000		Three Springs Metropolitan District 1, Durango, La Plata County, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2020B	7.125	12/15/50	684,852
1,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/41	867,533
3,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/51	2,355,955
1,000,000	(e)	Tree Farm Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2021	4.750	12/01/50	862,935
1,500,000	(e)	Vail Home Partners Corporation, Colorado, Housing Facilities Revenue Bonds, Series 2025	6.000	10/01/64	1,534,373
1,000,000		Velocity Metropolitan District 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019	5.375	12/01/39	996,468
1,500,000	(h)	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2	0.000	12/01/50	1,291,448
1,570,000		Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1	5.375	12/01/50	1,493,688
1,000,000		Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021	5.000	12/01/51	889,087
500,000		Village East Community Metropolitan District, Frederick, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.250	12/01/50	462,453
1,100,000		Village Metropolitan District In the Town of Avon, Eagle County, Colorado, Special Revenue and Limited Property Tax Bonds, Refunding & Improvement Series 2020	5.000	12/01/40	1,109,336
3,000,000		Villages at Johnstown Metropolitan District 7, Johnstown, Colorado, Limited Tax General Obligation Bonds, Series 2022A(3)	6.250	12/01/52	2,960,289
1,000,000		Waterfront at Foster Lake Metropolitan District 2, Weld County, Colorado, Special Revenue Bonds, Series 2022	4.625	12/01/28	911,000
1,000,000		Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A	5.000	12/01/41	1,004,797
1,230,000		Waterview II Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A	5.000	12/01/51	1,196,322
1,750,000	(e)	Waterview North Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2024A	5.750	12/01/54	1,715,433
1,500,000		West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2022	6.750	12/01/52	1,511,398
3,500,000	(e),(h)	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2024A-2	0.000	12/01/54	2,275,385

108	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$1,100,000	(e)	West Globeville Metropolitan District 1, Denver, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024	5.750%	12/01/44	$ 1,091,334
1,135,000		West Valley Metropolitan District 3, Colorado, General Obligation Bonds, Limited Tax Windsor Series 2024A	5.250	12/01/54	1,124,524
1,000,000		Westgate Metropolitan District, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2022	5.125	12/01/51	871,997
1,000,000	(e)	Westwood Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Senior Series 2021A	4.000	12/01/51	920,426
4,390,000	(e),(h)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Convertible Capital Appreciation Series 2021A-2	0.000	12/01/51	3,144,884
7,500,000	(e)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125	12/01/51	5,878,235
705,000		Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019	5.000	12/01/49	637,334
1,000,000	(e)	Winsome Metropolitan District No. 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A	5.125	12/01/50	893,455
778,000		Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1	6.250	12/15/40	774,732
		TOTAL COLORADO			222,570,909

		CONNECTICUT - 0.4% (0.3% of Total Investments)
2,000,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Forward Delivery Series 2022M	4.000	07/01/41	1,918,448
3,570,000	(f)	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Social Series 2024A, (UB)	4.600	11/15/49	3,560,293
		TOTAL CONNECTICUT			5,478,741

		DISTRICT OF COLUMBIA - 1.4% (0.8% of Total Investments)
5,000,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	1,160,859
1,971,000	(e)	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A	5.250	05/15/55	1,643,205
5,100,000	(f)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B - AGM Insured, (UB)	4.000	10/01/53	4,592,333
4,750,000		Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured	4.000	10/01/52	4,284,689
5,640,000	(f)	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2022A - AGM Insured, (UB)	4.000	10/01/52	5,087,505
		TOTAL DISTRICT OF COLUMBIA			16,768,591

		FLORIDA - 16.7% (10.4% of Total Investments)
350,000		Abbott Square Community Development District, Zephyrhills, Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022	5.500	06/15/52	354,466
1,645,000	(e)	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Refunding Series 2022A	5.000	11/15/61	1,212,674
1,680,000		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, 2015 Assessment Project, Series 2015	5.375	05/01/45	1,680,453

See Notes to Financial Statements	109

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$2,000,000	(e)	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Phase 3 Master Improvements Project, Series 2021	4.000%	05/01/52	$ 1,632,925
1,000,000	(e)	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Phase 4 Master Improvement Project, Series 2023	5.500	05/01/53	1,010,588
1,955,000		Avenir Community Development District, Palm Beach Gardens, Florida, Special Assessment Bonds, Area 3 - Master Infrastructure Project, Series 2023	5.625	05/01/54	1,994,277
1,020,000	(e)	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2021 Project Series 2021	4.000	05/01/52	845,442
1,100,000		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2022 Project Series 2022	5.000	05/01/53	1,065,388
500,000	(e)	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, 2024 Project Series 2024	5.250	05/01/55	503,473
995,000		Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015	5.250	11/01/46	995,177
950,000		Balm Grove Community Development District, Florida, Special Assessment Bonds, 2022 Project, Series 2022	4.125	11/01/51	803,914
335,000		Belmond Reserve Community Development District, Florida, Hillsborough County Special Assessment Revenue Bonds 2020 Project Series 2020	4.000	05/01/51	292,642
860,000		Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A	6.125	11/01/33	932,693
1,445,000		Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013	5.125	05/01/43	1,445,121
600,000		Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016	4.750	05/01/46	587,721
500,000	(e)	Buckhead Trails Community Development District, Manatee County Florida, Special Assessment Bonds, 2022 Project Series 2022	5.750	05/01/52	511,970
1,625,000		Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, PRG - UnionWest Properties LLC Project, Senior Series 2024A-1	5.000	06/01/54	1,529,132
285,000	(e)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter Schools, Series 2021A	4.000	07/01/41	247,538
1,070,000	(e)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, AcadeMir Charter Schools, Series 2021A	4.000	07/01/51	817,384
2,483,703	(e)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A	6.000	06/15/55	2,203,602
500,000	(e)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.000	08/15/51	382,666
1,000,000	(e)	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2021	4.250	08/15/61	760,993
1,000,000	(d),(e)	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm Coast Project, Series 2017A	7.000	10/01/49	680,000
1,000,000	(e)	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017	5.875	08/01/52	837,507
1,500,000	(e)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	6.000	08/15/63	1,424,649
1,400,000		Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2025	7.250	06/15/55	1,434,098
955,000	(d)	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014	5.125	05/01/45	764,000
1,000,000	(e)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, (AMT)	5.000	10/01/49	988,241

110	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$1,000,000	(e)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2021A, (AMT)	4.000%	10/01/41	$ 935,037
210,000	(e)	Coddington Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2022	5.750	05/01/42	221,575
995,000	(e)	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018	5.375	11/01/50	1,010,477
1,570,000	(e)	Crossings Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2024	5.600	05/01/54	1,580,280
1,000,000	(e)	Crosswinds East Community Development District, Polk County, Florida, Special Assessment Revenue Bonds, Assessment Area One Series 2024	5.750	05/01/54	1,017,687
1,440,000		Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2024	5.800	05/01/54	1,424,816
1,485,000		Cypress Mill Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020	4.000	06/15/40	1,401,634
1,395,000	(e)	Del Webb Sunchase Community Development District, Manatee County, Florida, Special Assessment Bonds, Series 2025	5.625	05/01/55	1,420,509
1,605,000		East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Wildlight Village Phase 3 Series 2024	5.500	05/01/55	1,605,371
1,000,000	(e)	East Palm Drive Community Development District, Florida, Special Assessment Bonds, Assessment Area 1, Series 2024	5.375	06/15/54	1,008,335
700,000		Edgewater East Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 3 Series 2025	6.300	05/01/55	722,166
820,000	(e)	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 4, Series 2024	5.600	05/01/55	822,495
1,190,000		Epperson Ranch II Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2020	4.375	05/01/51	1,059,689
1,215,000		Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-1	4.125	11/01/50	1,053,164
1,000,000	(e)	Everlands II Community Development District, Palm Bay, Florida, Special Assessment Revenue Bonds, Series 2024	5.450	06/15/54	1,007,946
1,245,000	(e)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative Inspiration Journey School of St. Cloud, Series 2021A	5.000	06/15/51	1,065,146
1,850,000		Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A	6.500	07/01/44	1,851,028
1,000,000	(e)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A	5.750	07/01/44	1,000,308
2,000,000	(e)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Dreamers Academy Project, Series 2022A	6.000	01/15/57	1,795,701
565,000	(e)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A	5.000	07/15/46	520,936
655,000	(e)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A	5.000	01/01/50	537,186
120,000	(e)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2020C	5.000	09/15/50	104,078
1,000,000	(e)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc. Project, Series 2019, (AMT)	5.000	05/01/29	1,010,175

See Notes to Financial Statements	111

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$15,610,000	(e)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000%	07/15/32	$ 5,721,443
3,495,000	(f)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT), (UB)	5.250	07/01/47	3,482,933
4,090,000	(f)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (UB)	5.250	07/01/53	4,082,742
5,000,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	4,175,000
16,745,000	(e),(g)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	10.000	07/01/57	13,982,075
2,500,000	(e)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024A-1	5.250	06/01/59	2,400,404
3,075,000	(e)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024B	6.500	06/01/59	3,084,513
625,000	(e)	Florida Local Government Finance Commission, Senior Living Revenue Bonds, Fleet Landing at Nocatee Project Series 2025A	6.750	11/15/55	650,309
1,260,000	(e)	GIR East Community Development District, Osceola County, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2025	5.500	05/01/55	1,244,326
2,170,000	(e)	Gracewater Sarasota Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2021	4.000	05/01/52	1,753,223
1,000,000		Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2	6.500	05/01/39	1,001,584
1,840,000		Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014	5.250	05/01/32	1,840,244
1,000,000		Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 4, Series 2023	5.500	05/01/53	1,019,867
2,015,000	(e)	Hickory Tree Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 1 Series 2024	5.450	05/01/55	1,995,581
2,000,000	(e)	Higher Educational Facilities Financing Authority, Florida, Revenue Bonds, Keiser University Project, Series 2025	6.000	07/01/45	1,980,238
1,500,000		Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2018A, (AMT)	5.000	10/01/48	1,505,890
5,000,000	(f)	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2018A, (AMT), (UB)	5.000	10/01/48	5,019,634
560,000		Hobe-Saint Lucie Conservancy District, Florida, Special Assessment Revenue Bonds, Improvement Unit 1A, Series 2024	5.875	05/01/55	574,231
1,000,000	(e)	K-Bar Ranch III Community Development District, Tampa, Florida, Special Assessment Bonds, Series 2025	6.125	05/01/55	1,046,269
1,000,000	(e)	Keys Edge Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Assessment Area One Project Series 2024	5.375	05/01/55	992,462
1,000,000	(e)	Kingston One Community Development District, Lee County, Florida, Special assessment Bonds, Assessment Area 1 2025 Project, Series 2025	5.750	05/01/45	1,031,803

112	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$610,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015	4.875%	05/01/45	$ 597,206
1,160,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Southeast Project, Series 2025	6.000	05/01/56	1,202,325
2,000,000		Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A	5.375	06/15/37	2,000,197
1,630,000	(e)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.750	12/01/52	1,193,658
2,820,000		LTC Rance Residential Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2021A	4.000	05/01/52	2,330,345
1,715,000		LTC Ranch Residential Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Assessment Area 3 Project, Series 2024AA3	6.050	05/01/54	1,747,268
1,990,000		Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019	4.375	05/01/40	1,897,755
2,980,000		Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019	4.500	05/01/51	2,636,798
750,000	(e)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2025	6.375	06/01/65	761,000
750,000	(e)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017	6.000	07/01/47	750,106
1,085,000		Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017	5.250	11/01/49	1,093,003
5,000,000		Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A	5.000	07/01/39	4,999,690
1,750,000	(e)	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A	6.000	09/15/45	1,750,128
1,000,000		Miami-Dade County Industrual Development Authority, Florida, Revenue Bonds, Doral Academy, Seres 2018	5.000	01/15/48	994,339
5,100,000	(f)	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2017B, (AMT), (UB)	5.000	10/01/40	5,161,290
7,715,000	(f)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, (AMT), (UB)	5.000	10/01/47	7,835,021
3,535,000	(f)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, (AMT), (UB)	5.250	10/01/52	3,614,771
930,000	(e)	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 3 Series 2024	6.000	05/01/55	944,419
280,000	(e)	Mirada II Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2022	5.750	05/01/53	287,670
990,000	(e)	Normandy Community Development District, Florida, Capital Improvement Revenue Bonds, Jacksonville Assessment Area One Series 2024	5.550	05/01/54	960,162
355,000		North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019	4.750	05/01/50	339,924
930,000		Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015	5.500	08/01/46	934,187
9,305,000	(f)	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2019, (UB)	4.000	08/15/49	8,372,618
250,000		Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Jupiter Medical Center, Series 2022	5.000	11/01/52	244,860

See Notes to Financial Statements	113

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$1,355,000	(e)	Palm Beach County, Florida, Revenue Bonds, Provident Group - LU Properties LLC Lynn University Housing Project, Series 2021A	5.000%	06/01/57	$ 1,177,481
1,120,000		Palm Beach County, Florida, Revenue Bonds, Provident Group - LU Properties LLC Lynn University Housing Project, Series 2024A	6.250	06/01/59	1,102,705
500,000	(e)	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A	5.000	04/01/51	472,525
1,000,000		Pasadena Ridge Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2025	5.700	05/01/55	1,000,260
1,560,000		Pasadena Ridge Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2024	5.375	05/01/55	1,543,712
905,000	(e)	Peace Creek Village Community Development District, Florida, Special Assessment Revenue Bonds, Winter Haven Series 2024	5.750	05/01/54	915,496
500,000		Portico Community Development District, Lee County, Florida, Special Assessment, Improvement Series 2020-2	4.000	05/01/50	426,418
905,000	(e)	Rivers Edge III Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2021	4.000	05/01/51	740,270
2,490,000		Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016	6.000	11/01/47	2,539,711
1,725,000		Rustic Oaks Community Development District, Florida, Capital Improvement Revenue Bonds Series 2022	4.000	05/01/52	1,427,632
979,396	(e),(g)	Saint Johns County Housing Authority, Florida, Multifamily Mortgage Revenue Bonds, Victoria Crossing, Series 2021A, (Mandatory Put 4/01/39)	3.920	04/01/59	815,190
700,000		Sawgrass Village Community Development District, Manatee County, Florida, Special Assessment Bonds, Assessment Area 2 Series 2023	6.375	11/01/53	736,336
990,000		Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2015	5.400	11/01/45	990,331
15,000,000	(f)	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Refunding Series 2017, (UB)	5.000	08/15/47	15,144,291
460,000	(e)	Summit View Community Development District, Dade City, Florida, Special Assessment Area Two Revenue Bonds, Series 2024	6.000	05/01/54	471,158
350,000	(e)	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B	4.625	05/01/36	350,003
1,230,000		Touchstone Community Development District, Hillsborough County, Florida, Special Assessment Bonds, 2019 Project, Series 2019	4.000	12/15/40	1,133,065
1,265,000		Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017	4.500	10/01/47	1,164,939
1,000,000		Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2	5.000	05/01/37	1,020,516
1,480,000		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1	6.375	11/01/47	1,555,650
2,565,000		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2	6.375	11/01/47	2,698,790
500,000		Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019	4.000	12/15/49	421,602
1,000,000		Two Rivers West Community Development District, Pasco County, Florida, Special Assessment Bonds, 2023 Project, Series 2023	6.125	11/01/53	1,044,471

114	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$1,000,000		Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013	6.500%	11/01/43	$ 1,058,683
500,000		Verano 3 Community Development District, Florida, Special Assessment Bonds, Phase 2 Assessment Area, Series 2022	6.625	11/01/52	531,946
750,000	(e)	Waterford Community Development District, Hernando County, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2024	5.450	05/01/54	741,795
1,000,000		West Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2025	5.500	06/15/55	997,359
395,000	(e)	Westside Haines City Community Development District, Polk County, Florida, Special Assessment Bonds, Area 2 Project, Series 2024	6.000	05/01/54	404,849
120,000	(e)	Willowbrook Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project Series 2024	5.900	05/01/55	121,063
1,000,000	(e)	Windsor at Westside Community Development District, Lake County, Florida, Special Assessment Bonds, Area 1 Project, Series 2024	5.750	05/01/54	1,047,397
720,000	(e)	Woodland Ranch Estates Community Development District, Dundee, Florida, Special Assessment Bonds, Series 2025	5.750	05/01/55	725,942
		TOTAL FLORIDA			207,869,570

		GEORGIA - 1.7% (1.1% of Total Investments)
4,730,000	(h)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	4,220,030
1,000,000	(e)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	1,028,363
870,000		Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A	5.000	11/01/48	663,424
10,000,000	(f)	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, (AMT), (UB)	5.000	07/01/44	10,212,849
1,610,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A	5.000	07/01/60	1,609,897
2,215,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2023A - AGM Insured	5.000	07/01/64	2,254,678
500,000		Savannah-Georgia Convention Center Authority, Convention Center Hotel First Tier Revenue Bonds, Series 2025A	5.250	06/01/61	499,063
1,150,000	(e)	Savannah-Georgia Convention Center Authority, Convention Center Hotel Second Tier Revenue Bonds, Series 2025B	6.250	06/01/61	1,155,564
		TOTAL GEORGIA			21,643,868

		HAWAII - 0.2% (0.2% of Total Investments)
2,000,000	(e)	Hawaii County, Hawaii, Special Tax Revenue Bonds, Community Facilities District 1-2021, Kaloko Heights Project, Series 2023	7.250	05/15/52	2,031,485
1,000,000	(e)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University Project, Refunding Series 2024	5.125	07/01/43	944,599
		TOTAL HAWAII			2,976,084

		IDAHO - 0.4% (0.2% of Total Investments)
1,000,000	(e)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Doral Academy of Idaho, Series 2021A	5.000	07/15/56	764,868
565,000	(e)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian North LLC, Series 2020A	5.250	07/01/55	469,506
1,000,000	(e)	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Gem Prep Meridian South Charter School Project, Series 2021	4.000	05/01/56	694,962
1,500,000	(e)	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Assessment Area Two, Series 2025	6.250	09/01/54	1,546,602
1,050,000		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2024	6.250	09/01/53	1,077,971
		TOTAL IDAHO			4,553,909

See Notes to Financial Statements	115

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ILLINOIS - 12.1% (7.5% of Total Investments)
$23,530	(d)	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005	6.250%	01/01/26	$ 23,529
10,670,000	(f)	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, (UB)	6.000	04/01/46	10,784,957
2,025,000		Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B	6.500	12/01/46	2,040,020
10,000,000	(f)	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien Series 2022A - BAM Insured, (UB)	5.000	12/01/46	10,432,944
1,548,387		Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopoment Project, Series 2012	6.100	01/15/29	1,548,427
1,318,549	(d)	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006	7.460	02/15/26	777,944
8,065,000		Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2022A	5.000	01/01/48	8,178,789
4,000,000	(f)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2016D, (UB)	5.000	01/01/52	4,014,873
5,200,000	(f)	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2024B, (UB)	5.500	01/01/59	5,591,476
4,000,000	(f)	Chicago, Illinois, General Obligation Bonds, Chicago Works Series 2023A, (UB)	5.500	01/01/43	4,041,542
9,400,000	(f)	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, (UB)	6.000	01/01/38	9,596,952
130,000		Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C	5.000	01/01/38	130,046
4,900,000	(f)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.000	01/01/44	4,661,055
6,100,000	(f)	Chicago, Illinois, General Obligation Bonds, Series 2019A - BAM Insured, (UB)	5.000	01/01/44	6,054,170
5,000,000	(e)	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A	6.375	11/01/46	4,047,128
1,000,000	(e)	Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion AIM Project, Series 2021A	5.000	07/01/51	712,158
1,000,000	(e)	Illinois Finance Authority, Charter School Revenue Bonds, Art in Motion AIM Project, Series 2021A	5.000	07/01/56	692,413
1,000,000	(e)	Illinois Finance Authority, Revenue Bonds, DePaul College Prep Foundation, Series 2023A	5.625	08/01/53	1,025,488
550,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/36	563,177
600,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/38	603,981
700,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/40	685,527
1,000,000	(e)	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2025A	5.875	09/01/46	1,002,080
2,000,000	(e)	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B	6.125	04/01/58	1,973,120
1,000,000	(e),(g)	Illinois Finance Authority, Solid Waste Revenue Bonds, LRS Holdings LLC Project, Series 2023B, (Mandatory Put 9/01/33)	7.375	09/01/42	1,138,682
7,955,000	(f)	Illinois State, General Obligation Bonds, June Series 2022A, (UB)	5.500	03/01/47	8,370,185
1,715,000		Illinois State, General Obligation Bonds, May Series 2020	5.750	05/01/45	1,808,549
1,000,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/35	1,015,578
1,000,000		Illinois State, General Obligation Bonds, November Series 2016	5.000	11/01/37	1,012,756
5,000,000		Illinois State, General Obligation Bonds, October Series 2020C	4.250	10/01/45	4,737,331
10,000,000	(f)	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A, (UB)	4.000	01/01/46	9,285,290
1,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	4.000	06/15/50	866,787
7,075,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A - BAM Insured	4.000	06/15/50	6,280,190

116	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ILLINOIS (continued)
$12,215,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A	5.000%	06/15/50	$ 12,240,898
5,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A	5.000	06/15/57	4,990,704
35,635,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B	0.000	12/15/54	8,432,752
5,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B - BAM Insured	0.000	12/15/54	1,234,734
1,000,000		Palos Heights, Illinois, Revenue Bonds, Trinity Christian College Association, Series 2024A	7.000	01/01/50	882,748
7,750,000	(f)	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Series 2018A, (UB)	5.000	01/01/48	7,807,512
1,000,000	(e)	Schaumburg Village, Cook and DuPage Counties, Illinois, Tax Increment Revenue Note Certificates of Participation, North Schaumburg Redevelopment Project Area, Series 2025	6.125	12/30/38	1,004,234
895,000	(d)	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007	4.800	01/01/26	313,250
		TOTAL ILLINOIS			150,603,976

		INDIANA - 1.8% (1.1% of Total Investments)
1,000,000	(e),(f)	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019 - AMBAC Insured, (IF)	9.003	04/01/30	1,338,458
1,000,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A	7.250	12/01/45	1,000,871
850,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, Series 2021A	5.000	06/01/41	782,704
550,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Seven Oaks Classical School Project, Series 2021A	5.000	06/01/56	454,060
7,725,000	(f)	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Evansville Project, Series 2022A, (UB)	5.250	09/01/57	7,479,148
2,955,000	(e)	Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory College Prep Project, Series 2021A	4.500	12/01/55	2,319,983
2,000,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750	08/01/42	2,000,864
5,000,000	(f)	Indiana Finance Authority, Indiana, Health Facilities Project Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017A, (UB)	5.000	08/15/51	5,046,712
1,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.125	03/01/57	1,052,483
705,000		Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A	7.500	07/01/35	707,229
500,000	(e)	Valparaiso, Indiana, Revenue Bonds, Valparaiso University Project, Series 2025A	6.250	10/01/50	508,149
		TOTAL INDIANA			22,690,661

		IOWA - 2.0% (1.3% of Total Investments)
1,000,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	1,000,005
2,500,000	(g),(i)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (Mandatory Put 12/01/42)	5.000	12/01/50	2,881,364
17,940,000	(f),(i)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32), (UB)	5.000	12/01/50	20,676,672
600,000		Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Series 2025	6.000	10/01/55	633,853
		TOTAL IOWA			25,191,894

See Notes to Financial Statements	117

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		KANSAS - 0.1% (0.1% of Total Investments)
$ 1,000,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.750%	09/01/32	$ 960,760
		TOTAL KANSAS			960,760

		KENTUCKY - 3.0% (1.9% of Total Investments)
1,290,000		Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s Ridge Project, Series 2020	6.000	12/01/40	1,306,828
5,450,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/41	5,475,065
11,675,000	(f)	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, (UB)	5.000	06/01/41	11,728,695
5,525,000		Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A	5.000	06/01/45	5,533,297
980,000		Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Christian Care Communities, Inc. Obligated Group, Series 2021	5.125	07/01/55	816,145
1,000,000		Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A	5.000	07/01/30	1,001,115
3,000,000		Louisville and Jefferson County Metropolitan Government, Kentucky, Hospital Revenue Bonds, UofL Health Project, Series 2022A	5.000	05/15/52	2,979,405
995,000		Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B	5.500	12/01/60	843,575
5,200,000	(f),(g)	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Refunding Series 2024A-1, (Mandatory Put 2/01/32), (UB)	5.250	04/01/54	5,736,707
1,000,000	(e)	Union Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022B	5.500	12/01/52	936,905
1,000,000	(e)	Union, Kentucky, Special Obligation Revenue Bonds, Union Promenade Project, Series 2022D	5.750	12/01/52	938,453
		TOTAL KENTUCKY			37,296,190

		LOUISIANA - 0.8% (0.5% of Total Investments)
1,480,000	(e)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Mentorship STEAM Academy, Series 2021A	5.000	06/01/56	1,178,265
4,465,000	(e)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A	5.000	04/01/57	3,748,213
500,000	(e)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Jefferson Rise Charter School Project, Series 2022A	6.250	06/01/52	498,841
1,000,000	(e)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Jefferson Rise Charter School Project, Series 2022A	6.375	06/01/62	1,000,099
200,000	(e)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2022A	6.500	06/01/62	181,025
2,000,000		Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017	5.250	10/01/33	2,179,968
2,000,000	(d),(e)	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, (AMT)	7.000	07/01/26	20
1,000,000	(e)	Plaquemines Port, Louisiana, Harbor and Terminal District Facilities Revenue Bonds NOLA Terminal LLC Project Dock and Wharf Series 2024A	9.000	12/01/44	870,057
540,000	(e)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010	6.350	07/01/40	588,010
		TOTAL LOUISIANA			10,244,498

		MAINE - 0.2% (0.1% of Total Investments)
1,000,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	5.000	07/01/41	968,104
1,000,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	5.000	07/01/46	938,494
		TOTAL MAINE			1,906,598

118	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MARYLAND - 0.8% (0.5% of Total Investments)
$1,595,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000%	09/01/42	$ 1,595,959
4,000,000	(d)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A	5.000	12/01/31	2,680,000
2,500,000	(d)	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B	5.250	12/01/31	1,675,000
5,000,000		Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2021	2.750	06/01/51	3,462,341
		TOTAL MARYLAND			9,413,300

		MASSACHUSETTS - 1.1% (0.7% of Total Investments)
7,080,000	(f)	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2, (UB)	5.000	07/01/53	7,156,502
5,535,000	(f)	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, (AMT), (UB)	4.250	07/01/46	5,022,749
1,200,000		Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue M, Subordinate Series 2021C, (AMT)	3.000	07/01/51	830,087
		TOTAL MASSACHUSETTS			13,009,338

		MICHIGAN - 3.3% (2.0% of Total Investments)
811,068	(d)	Detroit City & General Retirement System Service Corporation, Michigan, Certificates of Participation, Taxable Series 2005A - FGIC Insured	4.813	06/15/26	876,968
2,269,786	(d)	Detroit City & General Retirement System Service Corporation, Michigan, Certificates of Participation, Taxable Series 2005A - FGIC Insured	3.000	06/15/27	2,471,229
1,740,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Social Series 2021A	5.000	04/01/46	1,761,782
5,750,000	(f)	Grand Rapids, Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2025, (UB)	5.000	04/01/55	6,044,328
3,500,000		Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Aquinas College Project, Refunding Series 2021	5.000	05/01/46	2,642,024
3,675,000		Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A	5.000	11/15/48	3,725,004
6,480,000	(f)	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, (UB)	5.000	11/15/48	6,568,171
830,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019	5.000	02/01/33	853,535
905,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2021	4.000	12/01/41	765,277
1,000,000		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2021	4.000	12/01/51	765,842
130,000	(e)	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Refunding Series 2021	4.400	04/01/31	118,851
315,000	(e)	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Refunding Series 2021	4.900	04/01/41	247,165
1,180,000	(e)	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017	5.900	07/15/46	940,176
28,335,000		Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco Receipts, Taxable Series 2020B	0.000	06/01/45	7,888,645
1,295,000		Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007	6.500	12/01/37	1,295,617
1,000,000		Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008	6.500	11/01/35	1,000,747

See Notes to Financial Statements	119

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MICHIGAN (continued)
$100,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C	0.000%	06/01/58	$ 2,536,270
		TOTAL MICHIGAN			40,501,631

		MINNESOTA - 1.3% (0.8% of Total Investments)
2,000,000		Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up Academy, Series 2021A	5.000	06/15/56	1,426,567
1,000,000		Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A	6.000	07/01/45	937,896
620,000		Coon Rapids, Minnesota Charter School Lease Revenue Bonds Athlos Leadership Academy Brooklyn Park, Refunding Series 2025	6.500	06/15/65	624,282
505,000		Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A	5.000	07/01/47	424,542
5,000,000	(e)	Independence, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2021A	5.000	07/01/56	3,871,818
1,190,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy Project, Series 2022A	5.500	06/01/57	1,054,024
1,505,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A	5.000	07/01/55	1,114,725
1,125,000		Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A	5.000	09/01/44	982,295
2,000,000	(e)	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023	5.500	03/01/58	1,963,823
3,000,000	(e)	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, (AMT)	4.500	10/01/37	2,938,207
1,125,000		Spring Lake Park, Minnesota, Charter School Lease Revenue Bonds, Excell Academy for Higher Learning Inc., Series 2019A	5.000	06/15/49	1,025,054
		TOTAL MINNESOTA			16,363,233

		MISSISSIPPI - 0.1% (0.0% of Total Investments)
335,000	(d),(e)	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Taxable Refunding Series 2019A, (Mandatory Put 6/15/25)	6.000	10/15/49	318,250
434,241		Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, (AMT)	6.125	09/01/34	400,349
		TOTAL MISSISSIPPI			718,599

		MISSOURI - 3.4% (2.1% of Total Investments)
5,000,000	(f)	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B, (AMT), (UB)	5.000	03/01/55	5,014,624
655,000	(e)	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016	5.000	04/01/46	596,089
9,740,000	(f)	Kansas City, Missouri, Special Obligation Bonds, Main Streetcar Expansion Project, Refunding & Improvement Series 2022C, (UB)	4.000	09/01/46	9,181,135
2,000,000	(e)	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B	8.500	06/15/46	1,964,785
500,000	(e)	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Missouri Baptist University, Series 2025	6.250	10/01/55	504,017
2,000,000		Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023	5.000	12/01/52	2,080,420
3,510,000	(f)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2023, (UB)	5.000	12/01/52	3,651,136
1,000,000		Missouri Southern State University, Auxiliary Enterprise System Revenue Bonds, Series 2021	4.000	10/01/44	848,621

120	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MISSOURI (continued)
$468,398	(e)	North Outer Forty Transportation Development District, Chesterfield, Missouri, Transportation Development Revenue Notes, Refunding Series 2021A	4.000%	12/01/46	$ 382,644
8,050,000	(f)	Saint Louis County, Missouri, Special Obligation Bonds, Community Center Projects, Series 2022A, (UB)	4.000	12/01/40	8,113,646
8,970,000	(f)	Saint Louis County, Missouri, Special Obligation Bonds, Community Center Projects, Series 2022A, (UB)	4.000	12/01/41	9,017,682
1,351,000		Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A	6.300	08/22/26	283,710
732,000	(d)	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A	2.100	12/31/26	21,960
1,230,000		Universal City Industrial Development Authority, Missouri, Revenue Bonds, Tax Increment and Special District Markets at Olive Project Series 2023A	5.500	06/15/42	1,244,299
		TOTAL MISSOURI			42,904,768

		NEBRASKA - 1.1% (0.7% of Total Investments)
5,495,000	(f)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2023E, (UB)	4.750	09/01/48	5,561,175
8,415,000	(f)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2024A, (UB)	4.800	09/01/54	8,497,356
		TOTAL NEBRASKA			14,058,531

		NEVADA - 0.1% (0.0% of Total Investments)
1,832,350	(d),(e)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020	6.750	02/15/38	19
780,952	(d),(e)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, (AMT)	6.250	12/15/37	8
1,829,755	(d),(e)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, (AMT)	5.750	02/15/38	18
810,000		Henderson, Nevada, Local Improvement District No. T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018	5.375	09/01/48	781,770
		TOTAL NEVADA			781,815

		NEW HAMPSHIRE - 0.4% (0.3% of Total Investments)
1,000,000	(e)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, (AMT)	4.875	11/01/42	900,374
4,135,000	(e)	National Finance Authority, New Hampshire, Special Revenue Bonds, Bridgeland Water & Utility Districts 418,489,492,493,157 & 159, Series 2025	5.875	12/15/33	4,165,899
650,000	(e)	National Finance Authority, New Hampshire, Special Revenue Bonds, Wildflower Project, Denton County, Texas, Capital Appreciation Series 2025	0.000	12/15/33	403,711
		TOTAL NEW HAMPSHIRE			5,469,984

		NEW JERSEY - 4.1% (2.6% of Total Investments)
2,500,000	(f)	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Portal North Bridge Project Series 2022A, (UB)	5.000	11/01/52	2,576,702
9,500,000	(f),(i)	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, (Pre-refunded 6/15/27), (UB)	5.000	06/15/42	9,865,748
2,080,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, (AMT)	5.625	11/15/30	2,080,030
5,325,000	(f)	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2020AA, (UB)	5.000	06/15/50	5,446,612
1,465,000	(f),(i)	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2020AA, (Pre-refunded 12/15/30), (UB)	5.000	06/15/50	1,643,133
40,000,000	(f)	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C - AMBAC Insured, (UB)	0.000	12/15/35	28,209,584

See Notes to Financial Statements	121

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW JERSEY (continued)
$1,805,000		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B	5.000%	06/01/46	$ 1,760,085
		TOTAL NEW JERSEY			51,581,894

		NEW MEXICO - 0.4% (0.3% of Total Investments)
265,000		Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D	0.000	03/01/32	150,286
30,000		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A	5.900	09/01/32	30,001
135,000		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B	5.900	09/01/32	135,005
240,000		Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C	5.900	09/01/32	240,009
1,210,000		Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013	7.250	10/01/43	1,212,260
545,000		New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group - La Vida Llena Expansion Project, Series 2019A	5.000	07/01/32	549,438
600,000		New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group - La Vida Llena Expansion Project, Series 2019A	5.000	07/01/49	535,832
1,170,000	(e)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2022	4.250	05/01/40	1,105,312
1,484,000	(e)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020	8.000	05/01/40	1,485,140
		TOTAL NEW MEXICO			5,443,283

		NEW YORK - 14.5% (9.1% of Total Investments)
1,095,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	6.650	02/01/53	1,107,107
1,935,000	(e)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015	5.500	09/01/45	1,912,587
1,000,000	(e)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,042,105
5,000,000	(e)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.250	06/01/40	4,825,184
2,000,000	(e)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	1,758,133
2,905,000	(e)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/40	2,731,742
3,000,000	(e)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/55	2,442,937
5,780,000	(e)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	5,908,930
9,000,000	(f)	Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A - AGM Insured, (UB)	4.250	05/01/52	8,557,838
200,000	(e)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017	5.000	12/01/36	197,596
650,000		Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2021	5.000	07/01/51	569,089
2,000,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E	4.000	03/15/49	1,873,101
1,500,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	1,364,883
1,000,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.730	02/01/50	919,566

122	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$2,260,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.050%	02/01/31	$ 2,188,597
1,000,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2021A	4.600	02/01/51	774,321
1,000,000	(d)	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A	5.500	09/01/26	440,000
10,000,000	(f)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, (UB)	5.000	11/15/50	10,173,708
1,000,000	(f)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-1, (UB)	5.000	11/15/43	1,031,962
1,000,000	(f)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020D-3, (UB)	4.000	11/15/49	912,291
11,850,000	(f)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Green Series 2018K, (UB)	4.125	11/01/53	11,089,710
300,000	(e)	New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	309,457
1,500,000	(d)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.300	10/01/37	960,000
5,000,000	(d)	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007	2.350	10/01/46	3,200,000
1,500,000	(e)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	1,499,980
2,250,000	(e)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014	5.150	11/15/34	2,252,140
7,000,000	(e)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014	7.250	11/15/44	7,005,064
2,900,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Green Series 2023A	5.000	03/15/58	3,012,263
2,000,000		New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series 2021A	3.000	03/15/50	1,494,132
1,000,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/46	997,210
1,000,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	999,989
15,990,000	(f)	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT), (UB)	5.250	01/01/50	15,989,819
2,040,000	(f)	New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT), (UB)	4.500	12/31/54	1,946,972
10,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	10,002,288
3,070,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	3,207,386

See Notes to Financial Statements	123

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$8,485,000	(f)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT), (UB)	5.000%	06/30/49	$ 8,577,378
5,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT)	5.250	06/30/60	5,093,847
5,000,000	(f)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport Terminal One Project, Green Series 2025, (AMT), (UB)	6.000	06/30/55	5,412,735
4,340,000	(f)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport Terminal One Project, Green Series 2025, (AMT), (UB)	5.500	06/30/59	4,527,422
2,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport Terminal One Project, Green Series 2025, (AMT)	6.000	06/30/59	2,128,682
3,895,000	(f)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT), (UB)	5.000	06/30/49	3,921,971
2,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000	06/30/54	2,088,196
1,000,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	4.375	10/01/45	936,101
5,000,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	5,252,907
1,000,000		Niagara Area Development Corporation, New York, Revenue Bonds; Catholic Health System, Inc, Series 2022	4.500	07/01/52	817,958
9,000,000	(f)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty Two Series 2022, (AMT), (UB)	4.625	08/01/52	8,955,988
10,620,000	(f)	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Four Series 2022, (AMT), (UB)	5.250	08/01/47	11,100,008
855,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2	0.000	06/01/66	76,198
2,000,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000	06/01/48	1,757,225
2,500,000	(e)	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series 2021A	4.500	07/01/56	2,026,991
1,025,000	(e)	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, Accd Inv Series 2021A	5.000	07/01/56	903,860
2,475,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016	5.000	11/01/46	2,266,902
420,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	424,686
250,000	(e)	Western Regional Off-Track Betting Corporation, New York, Tax Exempt Revenue Bonds, Additional Secured General Obligation Series 2021	4.125	12/01/41	226,689
		TOTAL NEW YORK			181,193,831

124	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NORTH CAROLINA - 0.5% (0.3% of Total Investments)
$10,000,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019	0.000%	01/01/48	$ 3,524,071
3,000,000		North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2024A - AGM Insured	5.000	01/01/58	3,078,353
		TOTAL NORTH CAROLINA			6,602,424

		NORTH DAKOTA - 0.0% (0.0% of Total Investments)
1,317,468	(d)	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013	7.750	09/01/38	50,196
		TOTAL NORTH DAKOTA			50,196

		OHIO - 3.9% (2.4% of Total Investments)
94,335,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	8,941,345
11,140,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	9,350,734
900,000	(e)	Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment Financing Revenue Bonds, Flats East Bank Project, Refunding Senior Series 2021A	4.000	12/01/55	725,974
2,125,000	(e)	Columbus-Franklin County Finance Authority, Ohio, Revenue Bonds, Bridge Park G Block Project, Public Infrastructure Series 2022	5.000	12/01/45	2,134,804
2,400,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A	5.250	11/15/48	2,364,601
340,000		Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020	4.000	12/01/46	273,376
1,000,000		Greater Cincinnati Port Development Authority, Ohio, Tax Increment Revenue Bonds, RBM Phase 3 Garage Project Series 2024	5.125	12/01/55	976,512
3,890,000	(e),(g)	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2023, (AMT), (Mandatory Put 12/01/28)	5.000	12/01/53	3,990,552
5,000,000	(e)	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, (AMT)	5.000	07/01/49	4,603,431
1,560,000	(e)	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Ashford At The Enclave Project, Series 2025A	6.500	01/01/45	1,599,003
1,230,000		Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Green Oaks of Holland Project, Series 2025A	6.300	01/01/45	1,243,309
1,000,000	(e)	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Silver Birch of Cuyahoga Falls, Series 2025A	6.250	01/01/45	1,024,539
1,760,000	(f)	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A, (UB)	4.550	09/01/49	1,765,292
6,300,000		Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, (Mandatory Put 6/01/22)	4.750	06/01/33	6,624,196
1,215,000	(f)	Port of Greater Cincinnati Development Authority, Ohio, Duke Energy Convention Center Project, TOT First Subordinate Development Revenue Bonds, Refunding Series 2024B - AGM Insured, (UB)	4.375	12/01/58	1,178,492
2,000,000		Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015	6.000	03/01/45	1,949,713
		TOTAL OHIO			48,745,873

		OKLAHOMA - 1.8% (1.1% of Total Investments)
1,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	1,004,213
1,000,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	1,002,170
1,200,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Taxable Series 2022	5.500	08/15/44	1,212,543

See Notes to Financial Statements	125

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OKLAHOMA (continued)
$15,000,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, (AMT)	5.500%	06/01/35	$ 15,005,057
2,600,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, (AMT)	5.500	12/01/35	2,600,876
1,340,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 2025, (AMT)	6.250	12/01/35	1,546,588
		TOTAL OKLAHOMA			22,371,447

		PENNSYLVANIA - 2.5% (1.6% of Total Investments)
2,280,000	(e)	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Arts Academy Charter Middle School Foundation Project, Series 2022A	5.000	06/15/57	1,915,919
870,000	(e)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	910,348
1,250,000	(e)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018	5.125	05/01/32	1,278,928
490,000		Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Waterfront-30 E Allen Street Project, Subordinate Series 2024B	6.000	05/01/42	495,728
1,000,000	(e)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017	5.125	10/15/41	706,782
1,500,000	(e)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020	6.250	10/15/53	1,085,796
1,245,000		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2021A	4.000	11/01/51	979,402
2,000,000		Lehigh County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds Seven Generations Charter School Series 2021A	4.000	05/01/51	1,538,873
3,250,000	(e)	Lehigh County Industrial Development Authority, Pennsylvania, Revenue Bonds, Provident Group -Lehigh Valley International Airport Hotel Project First Tier Series 2025A-2	5.750	01/01/65	3,174,859
1,065,000	(e)	Lehigh County Industrial Development Authority, Pennsylvania, Revenue Bonds, Provident Group -Lehigh Valley International Airport Hotel Project Second Tier Series 2025C	6.750	01/01/65	1,041,730
1,000,000		Montgomery County Redevelopment Authority, Pennsylvania, Special Obligation Revenue Bonds, River Pointe Project Series 2023	6.500	09/01/43	1,019,810
1,720,000	(a),(d),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1	10.000	12/01/40	172
1,720,000	(a),(d),(e)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, (AMT)	10.000	12/01/40	172
2,970,000	(a),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A	10.000	12/01/31	297
500,000	(g)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, PPL Energy Supply, LLC Project, Refunding Series 2009C, (Mandatory Put 6/01/27)	5.250	12/01/37	504,524
7,730,000	(f)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022 - AGM Insured, (AMT), (UB)	5.000	12/31/57	7,849,643
1,650,000		Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A	5.000	07/01/49	1,503,049
1,000,000	(e)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A	5.375	06/15/50	929,959

126	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PENNSYLVANIA (continued)
$1,000,000	(e)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Taxable Series 2020B	5.125%	12/15/44	$ 935,603
5,325,000	(f)	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, (AMT), (UB)	5.000	07/01/47	5,332,510
75,000		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A	5.000	11/15/28	75,040
		TOTAL PENNSYLVANIA			31,279,144

		PUERTO RICO - 9.5% (5.9% of Total Investments)
2,000,000	(e)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A	5.000	07/01/35	2,070,101
8,625,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY	6.125	07/01/40	5,038,061
2,000,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN	5.500	01/01/26	1,171,475
5,690,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	01/01/26	3,392,769
1,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	595
1,185,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	705,698
890,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/29	530,018
3,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	1,787
655,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	390,069
4,000,000	(d)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ	5.250	01/01/26	2,480,620
1,025,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/37	610,788
360,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	212,915
710,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	419,916
375,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.250	07/01/33	220,890
405,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010CCC	5.000	07/01/28	239,978
1,350,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010XX	5.250	07/01/40	811,882
3,000,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010ZZ	5.250	07/01/25	1,737,070
1,000,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	6.750	07/01/36	579,302
4,835,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	5.000	07/01/42	2,896,368
5,500,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Taxable Series 2010EEE	6.050	07/01/32	3,214,900
682,134		Puerto Rico Highway and Transportation Authority Highway Revenue Bonds Series 2022	5.250	07/01/38	682,284
39,500,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	13,818,486
158,530,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	39,362,999
5,750,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	5,594,959
14,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	13,190,145
4,507,235		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	3,048,018

See Notes to Financial Statements	127

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PUERTO RICO (continued)
$91		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625%	07/01/27	$ 94
4,201,027		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	3,035,489
4,000,000		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	3,535,250
14,486,516		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022	0.000	11/01/43	9,271,370
		TOTAL PUERTO RICO			118,264,296

		RHODE ISLAND - 0.1% (0.1% of Total Investments)
10,260,000		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A	0.000	06/01/52	1,487,210
		TOTAL RHODE ISLAND			1,487,210

		SOUTH CAROLINA - 2.0% (1.3% of Total Investments)
100,000	(e)	Hardeeville, South Carolina, Special Assessment Revenue Bonds, East Argent Improvement District, Series 2021	4.000	05/01/52	76,157
4,420,000		Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Capital Appreciation Series 2007-A&B	0.000	11/01/39	1,157,581
4,545,000		Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Capital Appreciation Series 2007-A&B	0.000	11/01/39	1,402,626
400,000	(e)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/55	332,186
905,000	(e)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014	7.750	11/15/45	924,973
2,960,000	(h)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Patriots Place Apartments Project, Series 2022A-1	0.000	06/01/52	2,207,504
3,000,000	(e)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Horse Creek Academy Project, Series 2021A	5.000	11/15/55	2,602,736
1,500,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Mountain View Preparatory Project, Series 2025A	7.125	06/01/60	1,517,456
1,585,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Riverwalk Academy Project Series 2023A	7.250	06/15/58	1,607,778
235,000	(e)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Virtus Academy Project, Series 2023A	7.125	06/15/58	237,278
2,980,000	(f)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/38	3,088,695
9,895,000	(f)	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, (UB)	5.000	05/01/48	10,001,345
		TOTAL SOUTH CAROLINA			25,156,315

		TENNESSEE - 1.0% (0.7% of Total Investments)
5,875,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/54	6,123,885
1,000,000	(d)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A	5.625	01/01/46	684,293
6,045,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B	5.625	09/01/26	6,162,780
		TOTAL TENNESSEE			12,970,958

128	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS - 7.5% (4.6% of Total Investments)
$1,000,000		Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, First-Lien Series 2021A	4.000%	10/01/50	$ 794,578
2,750,000		Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Legacy Traditional Schools - Texas Project, Refunding Series 2021A	4.500	02/15/56	1,985,656
9,780,000	(f)	Aubrey, Denton County, Texas, Combination Tax and Revenue Certificates of Obligation, Series 2025, (UB)	5.000	02/15/50	10,146,352
500,000	(e)	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Duck Point Public Improvement District, Series 2025	5.625	12/31/55	500,478
520,000		Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013	6.000	11/01/28	520,334
300,000	(e)	Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds, Backyard Public Improvement District Project, Series 2021	5.250	09/01/51	288,567
750,000	(e)	Blue Ridge, Collin County, Texas, Special Assessment Revenue Binds, Blue Ridge Crossing Public Improvement District Project, Series 2025	5.875	09/15/55	769,622
500,000	(e)	Buda, Texas, Special Assessment Revenue Bonds, Persimmon Public improvement District Major Improvement Area Project, Series 2025	6.750	09/01/55	496,773
500,000	(e)	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019	4.250	09/01/49	435,930
750,000	(e)	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 8-9 Project, Series 2025	5.625	09/01/55	752,682
625,000	(e)	Celina, Texas, Special Assessment Revenue Bonds, Mosaic Public Improvement District Improvement Area 2 Project Series 2024	5.500	09/01/54	631,323
1,000,000	(e)	Celina, Texas, Special Assessment Revenue Bonds, North Sky Public Improvement District Major Improvements Area Project, Series 2023	6.125	09/01/52	1,018,230
2,935,000	(e)	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 5 Project, Series 2022	4.000	09/01/51	2,325,249
1,000,000	(e)	Celina, Texas, Special Assessment Revenue Bonds, The Parks at Wilson Creek Public Improvement District Initial Major Improvement Project, Series 2021	4.250	09/01/41	904,728
900,000	(e)	Decatur, Texas, Special Assessment Revenue Bonds, Paloma Trails Public Improvement District Major Improvement Area Project, Series 2025	6.375	09/15/55	898,096
500,000	(e)	Denton County, Texas, Special Assessment Revenue Bonds, Green Meadows Public Improvement District, Improvement Area 1 Project, Series 2025	5.625	12/31/55	516,909
2,000,000	(e)	East Waller County Management District, Texas, Special Assessment Revenue Bonds, Sofi Lakes Sections 1 and 2 Project, Series 2025	6.250	09/15/55	2,056,104
165,000	(e)	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019	4.250	08/15/49	143,898
1,500,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT	4.750	05/01/38	1,500,416
1,045,000		Friendswood, Harris and Galveston Counties, Texas, Special Assessment Revenue Bonds, City Center Public Improvement District, Initial Major Improvements Project Series 2024	7.000	09/15/54	1,053,767
1,000,000		Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, (AMT)	8.000	04/01/28	1,001,237
125,000	(e)	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019	4.375	09/01/49	110,636
630,000		Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A	6.000	02/15/36	630,182

See Notes to Financial Statements	129

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$1,000,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. - Terminal Improvement Project, Refunding Series 2011, (AMT)	6.625%	07/15/38	$ 1,000,028
500,000	(e)	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public Improvement Area 1 Project Series 2021	4.000	09/01/56	391,587
1,075,000	(e)	Hutto, Williams County Texas, Special Assessment Revenue Bonds, Emory Crossing, Public Improvement Area 2 Project Series 2023	5.625	09/01/58	1,090,005
500,000	(e)	Lowry Crossing, Collin County, Texas, Special Assessment Revenue Bond, Simpson Road Public Improvement District Projects, Series 2025	6.000	09/15/55	514,139
1,500,000	(e)	Manor, Texas, Special Assessment Revenue Bonds, Manor Heights Public Improvement District Major Improvement Area Project, Series 2021	4.375	09/15/51	1,239,900
1,170,000	(e)	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019	4.250	09/15/39	1,121,995
300,000	(e)	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019	5.750	09/15/39	312,028
500,000	(e)	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019	6.000	09/15/49	508,838
820,000	(e)	Mission Economic Development Corporation, Texas, Utility Revenue Bonds, Permian Basin Water Resources Project, Series 2025A, (AMT)	7.000	08/15/60	849,143
1,125,000		Missouri City Management District 1, Fort Bend County, Texas, General Obligation Bonds, Road Series 2021	3.000	09/01/46	826,251
825,000	(e)	Montgomery County, Texas, Special Assessment Revenue Bonds, Meadow Park Public Improvement District, Improvement Area 1, Series 2025	5.375	09/15/54	829,919
2,500,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1	5.500	01/01/57	2,305,032
1,000,000	(i)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, L.L.C. - Texas A&M University - San Antonio Project, Series 2016A, (Pre-refunded 4/01/26)	5.000	04/01/48	1,009,083
1,000,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/30	984,768
3,250,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/35	3,197,608
3,445,000	(d)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/47	3,247,055
1,070,000	(e)	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Oak Point Public Imporvement District 2 Project, Series 2020	4.000	09/01/50	875,850
1,007,000	(e),(j)	Paris, Lamar County, Texas, Special Assessment Revenue Bonds, Forestbrook Public Improvement District 1 Improvement Area 1, Series 2025	6.125	09/01/55	1,006,236
250,000	(e)	Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public Improvement District Zone A Improvement Area 1 Project, Series 2022	5.625	09/15/52	250,327
2,425,000	(e)	Plano, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, Collin Creek East Public Improvement District Project, Series 2021	4.375	09/15/51	1,990,290

130	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$1,000,000	(e)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, (AMT)	4.000%	01/01/50	$ 771,550
7,000,000	(e)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021A, (AMT)	3.000	01/01/50	4,737,855
2,000,000	(e)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2024A, (AMT)	5.125	01/01/44	1,965,105
1,650,000		Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2019A, (AMT)	4.000	06/01/38	1,635,492
1,620,000		Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2019A, (AMT)	4.000	06/01/39	1,579,843
1,020,000	(e)	Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Southridge Public Improvement District Improvement Area 3 Project, Series 2025	6.000	09/01/55	1,046,140
1,000,000		Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Winchester Public Improvement District 2 Project, Series 2022	5.250	09/01/52	1,000,344
600,000	(e)	Princeton, Collins County, Texas, Special Assessment Revenue Bonds, Windmore Public Improvement District Improvement Area 1 Project, Series 2022	5.500	09/01/54	597,377
205,000	(e)	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019	4.750	09/01/49	194,259
1,000,000	(e)	Red Oak, Ellis County, Texas, Special Assessment Revenue Bonds, Red Oak Public Improvement District 1 Improvement Area 1 Project, Series 2021	4.000	09/15/51	806,128
2,000,000	(d)	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012	3.000	12/15/32	940,000
145,000		Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016	5.750	09/15/36	145,458
400,000	(e)	Royse City, Rockwall, Collin and Hunt Counties, Texas, Special Assessment Revenue Bonds, Liberty Crossing Public Improvement District Improvement Area 2 Project, Series 2024	5.625	09/15/54	400,300
1,500,000	(f)	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Series 2022A, (UB)	5.000	07/01/53	1,534,713
5,000,000	(f)	Tarrant County Cultural Education Facilities, Texas, Finance Corporation Revenue Bonds, Christus Health, Refunding Series 2018B, (UB)	5.000	07/01/48	5,072,071
1,250,000		Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2023, (AMT)	5.500	12/31/58	1,301,435
10,000,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, (AMT)	5.000	06/30/58	9,965,101
5,000,000	(f)	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2024A, (UB)	4.375	10/15/59	4,839,732
1,250,000	(e)	Wharton, Wharton County, Texas, Special Assessment Revenue Bonds, Wharton Public Improvement District 2 Phase 1 Project & Phase 2 Project, Series 2025	6.000	09/15/55	1,282,145
		TOTAL TEXAS			92,846,877

		UTAH - 1.7% (1.1% of Total Investments)
1,000,000	(e)	Black Desert Public Infrastructure District, Utah, Limited Tax General Obligation Bonds Subordinate Series 2021B	7.375	09/15/51	923,192
4,115,000	(e)	Black Desert Public Infrastructure District, Washington County, Utah, Special Assessment Bonds, Black Desert Assessment Area 1, Series 2024	5.625	12/01/53	4,160,368
1,255,000	(e)	Courtyards at Shurtz Canyon Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2025A-1	7.000	03/01/55	1,298,099

See Notes to Financial Statements	131

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		UTAH (continued)
$500,000	(e),(h)	Mida Cormont Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2025A-2	0.000%	06/01/55	$ 423,120
1,010,000	(e)	MIDA Mountain Village Public Infrastructure District, Utah, Subordinate Tax Allocation Revenue Bonds, Series 2024-2	6.000	06/15/54	1,040,544
1,000,000		Military Installation Development Authority, Utah, Tax Allocation and Hotel Tax Revenue Bonds Series 2021A-1	4.000	06/01/52	833,518
2,250,000	(e)	Nordic Village Public Infrastructure District 1, Weber County, Utah, Limited Tax General Obligation and Special Revenue Bonds, Series 2025	6.500	03/01/55	2,308,417
2,000,000	(e)	ROAM Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.250	03/01/51	1,648,439
1,000,000	(e)	Sage Creek Infrastructure Financing District, Utah, Special Assessment Revenue Bonds, Sage Creek Assessment Area Series 2024	5.750	12/01/53	1,001,524
1,000,000	(e)	Sun Stone Infrastructure Financing District, Utah, Special Assessment Bonds, Assessment Area 1, Series 2024	6.750	06/01/54	1,009,005
1,810,000	(e)	Trails at Shurtz Canyon Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2025A-1	6.750	03/01/55	1,872,825
2,830,000	(h)	TV Public Infrastructure District, Utah, Limited Tax and Tax Differential Convertible Capital Appreciation Bonds, Series 2025	0.000	03/01/56	1,890,604
830,000	(e)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A	5.000	06/15/49	713,901
940,000	(e)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A	5.125	07/15/51	787,088
1,000,000	(e)	Wakara Ridge Public Infrastructure District, Utah, Special Assessment Bonds, Wakara Ridge Assessment Area, Series 2025	5.625	12/01/54	1,024,256
		TOTAL UTAH			20,934,900

		VIRGIN ISLANDS - 1.2% (0.8% of Total Investments)
895,000	(e)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C	5.000	10/01/30	895,230
5,000,000	(e)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C	5.000	10/01/39	4,999,751
2,280,000	(e)	Virgin Islands Public Finance Authority, Revenue Bonds, Frenchman’s Reef Hotel Development Hotel Occupancy Series 2024A	6.000	04/01/53	2,342,547
2,380,000	(e)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Senior Series 2021A	6.750	07/01/26	2,381,812
3,085,000	(e)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Series 2024A	8.000	07/01/26	3,111,830
215,000	(e)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2024B	10.250	07/01/26	215,126
1,480,000	(e)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022B, (AMT)	6.250	10/01/42	1,487,049
		TOTAL VIRGIN ISLANDS			15,433,345

		VIRGINIA - 3.3% (2.0% of Total Investments)
762,000	(d)	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B	4.125	03/01/26	472,440
1,500,000	(e)	Cutalong II Community Development Authority, Louisa County, Virginia, Special Assessment Revenue Bonds, Cutalong II Project, Series 2022	4.500	03/01/55	1,254,289
5,000,000	(e)	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A	5.000	07/01/46	4,973,329
11,495,000	(f)	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2021, (UB)	4.000	01/01/55	9,847,726
1,000,000		Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1	5.000	06/01/47	839,237

132	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VIRGINIA (continued)
$2,340,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000%	09/01/59	$ 2,563,756
4,500,000	(f)	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2023A, (UB)	5.000	11/01/38	4,796,453
7,000,000	(e)	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A	5.500	07/01/54	5,508,164
9,211,411	(e)	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, (cash 7.500%, PIK 7.500%)	7.500	07/01/52	5,526,847
4,665,000	(e)	Virginia Small Business Financing Authority, Sports and Entertainment Facilities Revenue Bonds, P3 VB Holdings LLC, Senior Series 2023A	8.500	12/01/52	4,496,455
550,000	(e)	West Falls Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2022A	5.375	09/01/52	561,446
		TOTAL VIRGINIA			40,840,142

		WASHINGTON - 1.8% (1.2% of Total Investments)
1,000,000		King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A	6.250	12/01/45	1,002,545
1,000,000		Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, (AMT)	5.600	06/01/37	962,366
1,300,000		Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, (AMT)	5.000	04/01/30	1,300,273
2,500,000		Seattle Housing Authority, Washington, Revenue Bonds, Lam Bow Apartments Project, Series 2021	2.500	06/01/54	1,598,016
150,000		Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013	5.750	04/01/43	149,485
13,915,000	(f)	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Cancer Center Alliance, Series 2020, (UB)	5.000	09/01/55	14,158,780
3,675,000	(e)	Washington State Housing Finance Commission, Nonprofit Revenue Bonds, Provident Group SH II Properties LLC, Blakeley & Laurel Villages Portfolio, Series 2025A	5.750	07/01/60	3,761,801
		TOTAL WASHINGTON			22,933,266

		WEST VIRGINIA - 0.7% (0.4% of Total Investments)
1,214,000		Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010	5.750	12/01/44	1,165,298
1,125,000	(e)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	5.750	06/01/43	1,137,901
925,000	(e)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2021A	4.125	06/01/43	816,952
915,000	(d),(e)	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020	0.000	12/01/40	464,811
1,400,000	(e),(g)	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Core Natural Resources, INC Project, AMT Series 2025, (AMT), (Mandatory Put 3/27/35)	5.450	01/01/55	1,503,685
4,000,000	(f)	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A, (UB)	4.375	06/01/53	3,769,600
		TOTAL WEST VIRGINIA			8,858,247

See Notes to Financial Statements	133

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN - 9.9% (6.2% of Total Investments)
$2,395,000	(d),(e)	Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable Natural Gas Production Plant Project, Series 2021A	5.500%	12/01/32	$ 1,856,763
1,675,000		Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017	6.750	06/01/32	1,684,390
3,475,000		Public Finance Authority of Wisconsin, Capital Appreciation Bonds, Texas Infrastructure Program, Capital Creek Ranch Project, Revenue Anticipation Series 2025	0.000	12/15/39	1,298,578
1,000,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Alamance Community School, Series 2021A	5.000	06/15/51	862,457
1,255,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Ascend Leadership Academy Project, Series 2021A	5.000	06/15/51	1,037,237
1,000,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Ascend Leadership Academy Project, Series 2021A	5.000	06/15/56	810,537
150,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Founders Academy of Las Vegas, Series 2020A	5.000	07/01/55	128,982
1,905,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Guilford Preparatory Academy, North Carolina, Taxable Series 2022A	5.000	04/01/57	1,585,481
1,280,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, High Desert Montessori Charter School, Series 2021A	5.000	06/01/61	944,354
1,675,000	(e),(i)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, (Pre-refunded 6/15/26)	5.000	06/15/46	1,690,892
3,310,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/46	2,630,302
500,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Point College Preparatory, Series 2020A	5.000	06/15/55	386,512
1,155,000	(e)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Vegas Vista Academy, Series 2024A	7.000	06/01/59	1,060,592
12,606	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/47	400
11,020	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/48	329
10,843	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/49	303
10,491	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/50	270
10,314	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/51	250
13,400	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/52	301
13,224	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/53	280
12,783	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/54	253
12,518	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/55	234
12,254	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/56	217
13,576	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/57	225

134	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$13,224	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000%	01/01/58	$ 207
12,871	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/59	190
12,606	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/60	175
12,430	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/61	162
12,077	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/62	148
11,813	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/63	137
11,548	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/64	127
11,372	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/65	117
12,254	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/66	117
147,580	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1	0.000	01/01/67	1,274
3,150,000	(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2025	6.250	01/01/65	3,159,163
24,119	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/46	832
23,780	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/47	755
23,609	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/48	704
23,439	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/49	654
23,100	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/50	596
25,308	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/51	614
640,263	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	3.750	07/01/51	440,175
25,138	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/52	565
24,798	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/53	525
24,628	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/54	488

See Notes to Financial Statements	135

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$24,289	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000%	01/01/55	$ 454
23,949	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/56	423
23,780	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/57	394
23,439	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/58	366
23,270	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/59	344
23,100	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/60	320
22,761	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/61	296
22,590	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/62	277
22,250	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/63	258
22,081	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/64	243
21,911	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/65	226
21,571	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/66	206
280,946	(d),(e)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B	0.000	01/01/67	2,425
4,700,000	(e)	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017	7.000	03/01/47	4,783,589
4,000,000	(e)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Casa Esperanza Montessori, Series 2021A	4.500	06/01/56	3,006,151
1,000,000	(e)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/53	968,273
1,500,000	(e)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Pioneer Springs Community School, Series 2020A	6.250	06/15/40	1,464,972
1,000,000	(e)	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2021A	5.000	06/01/56	818,620
500,000		Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Cincinnati Classical Academy, Series 2024A	6.000	06/15/64	494,661
2,000,000	(d),(e)	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A	5.875	10/01/54	1,237,410
1,875,000	(e)	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lindenwood Education system, Series 2025A	5.500	06/01/40	1,961,621
1,000,000	(e)	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Dreamhouse Refunding Series 2025A	7.375	06/15/60	989,213
1,550,000	(e)	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2021	5.000	08/01/51	1,105,813
335,000		Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, (AMT)	4.000	08/01/35	326,150

136	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$5,000,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A	5.000%	02/01/62	$ 4,990,107
6,665,000	(e)	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B	6.000	02/01/62	6,855,658
1,665,000	(d),(e)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.250	08/01/27	1,332,000
1,000,000	(d),(e)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.750	08/01/31	770,000
3,000,000	(e)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	6.750	12/01/42	2,400,000
20,835,000	(e)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	16,668,000
3,500,000	(d),(e)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A	6.500	09/01/48	2,100,000
500,000	(d),(e)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A	7.000	10/01/47	50,000
4,415,000	(d),(e)	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A	6.950	07/01/38	3,090,500
6,585,000	(d),(e)	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A	7.000	07/01/48	4,609,500
1,060,000		Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015	5.875	04/01/45	1,059,977
1,000,000		Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community, Series 2023A	5.000	06/01/37	1,017,169
4,000,000		Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community, Series 2023A	5.000	06/01/52	3,574,995
1,000,000	(d),(e)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.125	01/01/33	450,000
2,000,000	(d),(e)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.250	01/01/38	900,000
3,500,000	(d),(e)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.375	01/01/48	1,575,000
285,000	(a),(d)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B	15.000	12/31/25	29
1,130,000	(e)	Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy Charter School, Series 2021	5.000	10/15/51	984,805
815,000	(e)	Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy Charter School, Series 2021	5.000	10/15/56	697,755
1,000,000	(e)	Public Finance Authority, Wisconsin, Revenue Bonds, Two Step Project, Series 2024	0.000	12/15/34	582,182
4,215,000	(e)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	4,287,013
1,000,000	(e)	Public Finance Authority, Wisconsin, Tax Increment Revenue Subordinate Bonds, World Center Project Series 2024B	8.000	06/15/42	1,015,773
8,500,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	06/30/60	8,784,628
1,000,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	6.500	06/30/60	1,103,120
5,575,000	(f)	Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025, (UB)	5.750	12/31/65	5,778,744
3,000,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	6.500	12/31/65	3,297,365
1,000,000	(e)	Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding Senior Series 2021	5.000	09/30/41	913,765
970,000	(i)	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D, (Pre-refunded 12/15/30)	0.000	12/15/60	252,507

See Notes to Financial Statements	137

Portfolio of Investments October 31, 2025
(continued)
NMZ

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$4,030,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000%	12/15/60	$ 766,780
7,250,000	(f)	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2017C, (UB)	5.000	02/15/47	7,274,802
		TOTAL WISCONSIN			123,932,743

		WYOMING - 0.4% (0.3% of Total Investments)
5,000,000	(f)	Wyoming Community Development Authority, Housing Revenue Bonds, 2023 Series 3, (UB)	4.950	12/01/53	5,117,389
		TOTAL WYOMING			5,117,389

		TOTAL MUNICIPAL BONDS (Cost $2,068,514,610)			1,981,165,849

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)
		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
450,366	(a),(d),(k)	KDC Agribusiness Fairless Hills LLC	12.000	09/17/26	45
		TOTAL CAPITAL GOODS			45

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0% (0.0% of Total Investments)
60,377	(a)	Tuscan Gardens of Palm Coast	15.000	10/12/26	60,377
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			60,377

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $510,744)			60,422

		TOTAL LONG-TERM INVESTMENTS (Cost $2,086,026,954)			1,998,097,626

		FLOATING RATE OBLIGATIONS - (36.5)%			(454,899,000)

		AMTP SHARES, NET - (28.6)%(l)			(356,658,593)

		OTHER ASSETS & LIABILITIES, NET - 4.9%			60,455,984

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$ 1,246,996,017

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
ETF	Exchange-Traded Fund
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.
(a)	For fair value measurement disclosure purposes, investment classified as Level 3.
(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Affiliated holding
(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $570,662,157 or 28.6% of Total Investments.

(f)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(g)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(h)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(i)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(j)	When-issued or delayed delivery security.

138	See Notes to Financial Statements

(k)
Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A, Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(l)	AMTP Shares, Net as a percentage of Total Investments is 17.8%.

See Notes to Financial Statements	139

Portfolio of Investments October 31, 2025
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LONG-TERM INVESTMENTS - 166.6% (100.0% of Total Investments)
		MUNICIPAL BONDS - 166.6% (100.0% of Total Investments)
		ALABAMA - 4.8% (2.9% of Total Investments)
$395,000	(a)	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, (AMT), (Mandatory Put 11/01/30)	6.375%	11/01/50	$ 435,943
20,925,000		Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Series 2019, (AMT)	5.750	10/01/49	21,233,981
3,100,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	3,013,764
4,000,000	(b)	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A	5.250	05/01/44	4,027,842
		TOTAL ALABAMA			28,711,530

		ALASKA - 1.3% (0.8% of Total Investments)
7,765,000		Anchorage, Alaska, Port Revenue Bonds, Series 2020A, (AMT)	5.000	12/01/50	7,909,712
		TOTAL ALASKA			7,909,712

		ARIZONA - 2.8% (1.7% of Total Investments)
2,000,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B	5.000	07/01/51	1,724,483
1,000,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021A	5.000	07/01/51	862,242
340,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A	4.000	07/15/40	308,542
2,000,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, San Tab Charter Schools Project, Series 2025	6.875	02/01/53	2,018,566
985,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A	5.750	01/01/50	837,019
1,100,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/39	1,118,626
4,025,000	(b)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B	5.000	07/01/54	3,841,190
315,000	(b)	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020	5.500	10/01/51	245,511
600,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A	5.000	07/01/35	600,102
280,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A	5.000	09/01/55	229,678
1,000,000	(b),(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019	5.875	07/01/51	800,000
50,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019	5.000	07/01/49	45,547
380,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020	5.250	06/15/50	342,727
1,000,000	(b)	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A	5.375	10/01/56	824,460

140	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ARIZONA (continued)
$2,205,000	(b)	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A	6.000%	10/01/37	$ 1,669,730
2,350,000	(b)	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A	6.125	10/01/52	1,522,884
		TOTAL ARIZONA			16,991,307

		ARKANSAS - 2.3% (1.4% of Total Investments)
14,085,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	14,154,962
		TOTAL ARKANSAS			14,154,962

		CALIFORNIA - 9.1% (5.4% of Total Investments)
3,000,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, K Street Flats, Series 2021A-2	4.000	08/01/50	2,363,680
4,500,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A	5.000	02/01/50	2,926,024
8,000,000	(b)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A	5.000	04/01/49	6,484,222
1,555,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-2	0.000	06/01/55	295,820
1,500,000	(b)	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020	6.250	07/01/58	1,528,188
1,305,000	(a),(b)	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Green Bond Series 2025A, (AMT), (Mandatory Put 1/01/35)	9.500	01/01/65	1,044,000
275,000	(b)	California Municipal Finance Authority, Revenue Bonds, American Musical and Dramatic Academy Inc. AMDA Inc Project, Taxable Series 2023B	9.500	07/01/30	280,669
1,350,000		California Municipal Finance Authority, Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	1,380,113
4,000,000	(b)	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A	6.000	10/01/50	3,969,975
1,385,000	(b)	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A	5.125	07/01/55	1,190,968
320,000	(b)	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village, Refunding Green Series 2021A	5.000	11/15/51	286,128
4,850,000		California Public Finance Authority, Senior Living Revenue Bonds, The James, Senior Series 2024A	6.200	06/01/44	4,735,368
1,410,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/50	1,192,087
1,200,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A	5.000	06/01/59	975,890
1,000,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A	5.000	06/01/60	845,790
4,000,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	3,980,727
3,000,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A	5.500	12/01/58	3,011,888
15,000,000		California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A	0.000	06/01/46	3,781,170
1,000,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	913,636

See Notes to Financial Statements	141

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$2,500,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien Series 2021A	3.250%	10/01/58	$ 1,771,677
23,500,000		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2	0.000	06/01/66	2,498,767
10,000,000		Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-1. Turbo Capital Appreciation	0.000	06/01/36	4,859,456
615,000	(d)	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A, (AMT)	5.000	05/15/39	656,036
15,000,000		Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B	0.000	06/01/46	3,670,008
		TOTAL CALIFORNIA			54,642,287

		COLORADO - 25.5% (15.3% of Total Investments)
3,225,000	(b)	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2024	5.750	12/01/54	3,259,840
1,940,000		Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding and Improvement Series 2023B	8.250	12/15/39	1,961,593
3,000,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A	5.750	12/01/51	2,901,024
2,000,000		Bradley Heights Metropolitan District 2, Colorado Springs, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2021A-3	4.750	12/01/51	1,592,246
949,000		Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.000	12/01/35	868,616
3,000,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.000	12/01/49	2,346,705
1,000,000		Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series 2019B	7.500	12/01/49	716,147
3,985,000		Broadway Station Metropolitan District 3, Denver County, Colorado, Tax Increment Supported Revenue Bonds, Series 2023A	7.000	12/15/32	3,985,528
500,000		Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017	5.375	10/01/37	458,182
2,000,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Axis International Academy Project, Series 2025A	6.000	07/01/55	2,027,879
3,145,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2022A	5.250	03/15/52	2,995,934
500,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016	5.000	07/01/36	502,699
9,275,000	(b)	Colorado Educational and Cultural Facilities Authority, Cultural Facilities Revenue Bonds, Stanley Project, Senior Lien Series 2025A-1	6.875	02/01/59	9,755,008
3,520,000	(b)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019	5.000	10/01/49	3,245,449
6,650,000	(b)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019	5.000	10/01/59	5,916,853

142	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$7,000,000	(b),(e)	Cottonwood Creek Metropolitan District 5, Arapahoe County Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2025	0.000%	12/01/55	$ 5,324,817
1,658,000		Crossroads Metropolitan District 1, El Paso County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2022	6.500	12/01/51	1,642,976
5,000,000	(b)	Dawson Trails Metropolitan District 1, Castle Rock, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2025B	9.250	12/15/55	4,831,089
2,695,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	1,711,603
1,000,000		DC Metropolitan District, Denver County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2024A	5.875	12/01/54	978,488
1,750,000		Green Valley Ranch East Metropolitan District 6, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.875	12/01/50	1,775,828
980,000	(b)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	989,439
14,000,000		Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2	5.750	12/01/49	13,126,729
500,000		Johnstown North Metropolitan District 2, Johnstown, Colorado, General Obligation Bonds, Refunding & Improvement Series 2022A	7.000	08/15/52	512,588
1,000,000		Lanterns Metropolitan District 2, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2021A-3	4.500	12/01/50	776,673
2,000,000	(b)	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022	7.375	11/01/52	2,107,224
500,000		Ledge Rock Center Residential Metropolitan District 1, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2024A	6.375	12/01/54	503,768
352,000		Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016	4.000	12/01/26	351,323
1,000,000		Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe County, Colorado), General Obligation Limited Tax Bonds, Series 2022A and Subordinate General Obligation Limited Tax Bonds, Series 2022B(3)	6.000	12/01/52	952,173
2,320,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.250	12/01/50	2,330,827
515,000	(c)	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020	5.125	12/01/49	439,920
10,180,000	(c)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/49	9,252,226
1,000,000		Parterre Metropolitan District 5, Thornton, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2025A	5.875	12/01/45	1,046,703
5,110,000		Parterre Metropolitan District 5, Thornton, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2025A	6.125	12/01/55	5,379,340
4,398,000		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022	6.500	12/01/34	4,298,761
1,000,000		Redtail Ridge Metropolitan District, City of Louisville, Boulder County, Colorado, General Obligation Limited Tax Capital Appreciation Turbo Bonds, Series 2025	0.000	12/01/32	622,293
1,500,000		RM Mead Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.250	12/01/50	1,505,636
5,000,000		Sagebrush Farm Metropolitan District 1, Aurora, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2022A	6.750	12/01/52	5,189,308

See Notes to Financial Statements	143

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$8,900,000	(b)	Sky Ranch Community Authority Board (Arapahoe County, Colorado), Limited Tax Supported District No. 3 Senior Bonds (Tax-Exempt Fixed Rate), Series 2022A and Subordinate Bonds (Tax-Exempt Fixed Rate), Series 2022B(3)	5.750%	12/01/52	$ 9,029,116
7,375,000		South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Refunding Improvement Series 2025	6.750	12/01/55	7,572,444
6,500,000		STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding First Lien Series 2025A-1	5.000	12/01/55	6,601,564
1,000,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Special District 3, Series 2022	6.750	12/01/53	1,054,976
860,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Refunding & Improvement Subordinate Series 2025A - BAM Insured	6.875	12/15/55	868,945
760,000	(c)	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A	5.250	12/01/51	552,723
2,200,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/41	1,908,574
1,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/51	785,318
4,750,000	(b)	Vail Home Partners Corporation, Colorado, Housing Facilities Revenue Bonds, Series 2025	6.000	10/01/64	4,858,847
2,000,000		Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021	5.000	12/01/51	1,778,174
8,000,000	(b),(e)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Convertible Capital Appreciation Series 2021A-2	0.000	12/01/51	5,730,996
2,000,000	(b)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.000	12/01/36	1,818,008
3,500,000	(b)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125	12/01/51	2,743,177
		TOTAL COLORADO			153,486,297

		CONNECTICUT - 0.4% (0.2% of Total Investments)
3,200,000	(b)	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1	5.000	10/01/54	2,518,566
		TOTAL CONNECTICUT			2,518,566

		DISTRICT OF COLUMBIA - 3.8% (2.3% of Total Investments)
89,500,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/15/46	20,779,385
3,335,000		District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006C	0.000	06/15/55	325,775
1,971,000	(b)	District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc., Series 2019A	5.250	05/15/55	1,643,205
		TOTAL DISTRICT OF COLUMBIA			22,748,365

		FLORIDA - 14.1% (8.5% of Total Investments)
140,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020	5.000	12/15/35	140,081
100,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020	5.000	12/15/50	88,595
100,000	(b)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O’Lakes Project, Series 2020A	5.000	12/15/49	85,840
2,483,703	(b)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, LLT Academy South Bay Project, Series 2020A	6.000	06/15/55	2,203,602
1,950,000	(b)	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A	5.125	07/01/39	1,900,684
1,490,000	(b)	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017	5.625	08/01/37	1,401,711

144	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$3,735,000	(b)	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017	5.875%	08/01/52	$ 3,128,091
1,230,000	(b)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	5.750	08/15/54	1,149,833
2,030,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Creative Inspiration Journey School of St. Cloud, Series 2021A	5.000	06/15/51	1,736,744
2,315,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A	5.000	01/01/40	2,077,405
500,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A	5.000	01/01/50	410,066
1,600,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A	6.000	06/15/37	1,613,292
14,005,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000	07/15/32	4,872,436
1,500,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT)	5.000	07/01/44	1,495,771
7,515,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/47	6,275,025
7,475,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.250	07/01/53	7,461,735
8,150,000		Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT)	5.500	07/01/53	6,805,250
3,000,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024A, (AMT), (Mandatory Put 7/15/28)	10.000	07/15/59	1,410,000
15,700,000	(a),(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	10.000	07/01/57	13,109,500
595,000	(b)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024A-1	5.250	06/01/54	577,208
1,500,000	(b)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024B	6.500	06/01/59	1,504,641
2,000,000	(b)	Florida Local Government Finance Commission, Senior Living Revenue Bonds, Fleet Landing at Nocatee Project Series 2025A	6.875	11/15/64	2,084,291
1,650,000	(b)	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A	5.000	01/15/49	1,376,534
140,000	(b)	Lake Hideaway Community Development District, Hernando County, Florida, Capital Improvement Revenue Bonds, Assessment Area One, Series 2024	5.900	05/01/54	141,426
515,000		Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A	5.250	06/15/27	515,194
1,000,000	(b)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.375	12/01/32	806,154
1,100,000	(b)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.625	12/01/37	863,452
1,300,000	(b)	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A	5.750	12/01/52	951,997

See Notes to Financial Statements	145

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$750,000		Leomas Landing Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2021	4.000%	05/01/52	$ 616,973
690,000		LT Ranch Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2019	4.000	05/01/40	664,006
975,000	(b)	Mandarin Grove Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2022 Project Series 2022	6.625	05/01/53	1,133,922
750,000	(b)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2025	6.375	06/01/65	761,000
2,390,000	(b)	Middleton Community Development District A, Florida, Special Assessment Revenue Bonds, Series 2022	6.200	05/01/53	2,503,906
710,000	(b)	North AR-1 of Pasco Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 4, Series 2024	5.750	05/01/54	716,324
2,130,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/48	635,092
500,000		Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2	0.000	10/01/54	105,893
900,000	(b)	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties II LLC - Palm Beach Atlantic University Housing Project, Subordinate Series 2025B	6.500	10/01/45	920,904
1,000,000	(b)	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties II LLC - Palm Beach Atlantic University Housing Project, Subordinate Series 2025B	6.750	10/01/55	1,031,936
835,000		Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2023	5.400	05/01/43	856,651
100,000		Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refudning Series 2020	3.875	05/01/40	87,620
6,410,000		Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A	5.750	11/15/54	6,054,864
1,480,000		Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1	6.375	11/01/47	1,555,650
1,000,000	(b)	Woodland Crossing Community Development District, Sumter County, Florida, Special Assessment Bonds, Series 2025	5.875	05/01/45	1,030,034
		TOTAL FLORIDA			84,861,333

		GEORGIA - 6.0% (3.6% of Total Investments)
3,920,000	(e)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	3,497,361
500,000	(b)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	514,182
1,250,000	(c)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	6.500	01/01/29	712,500
7,030,000	(c)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	6.750	01/01/35	4,007,100
18,430,000	(c)	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1	7.000	01/01/40	10,505,100
10,000,000		Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A	5.000	05/15/43	10,188,664
2,500,000		Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A	5.000	01/01/49	2,506,172
3,800,000		Urban Residential Finance Authority, Georgia, Multifamily Tax-Exempt Mortgage-Backed Bonds, Series 2024-A	4.370	05/01/44	3,703,720

146	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		GEORGIA (continued)
$ 850,000		White County Development Authority, Georgia, Revenue Bonds Truett McConnell University, Series 2019	5.125%	10/01/39	$ 734,895
		TOTAL GEORGIA			36,369,694

		HAWAII - 0.2% (0.1% of Total Investments)
1,150,000	(b)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A	5.000	01/01/45	976,522
		TOTAL HAWAII			976,522

		IDAHO - 1.5% (0.9% of Total Investments)
9,655,000	(b)	Idaho Falls Auditorium District, Idaho, Certifications of Participation, Annual Appropriation Series 2021	5.250	05/15/51	9,233,705
		TOTAL IDAHO			9,233,705

		ILLINOIS - 7.3% (4.4% of Total Investments)
2,750,000		Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019	5.250	03/01/41	2,775,059
2,800,000	(d)	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, (UB)	5.000	01/01/38	2,800,999
5,000,000	(d)	Chicago, Illinois, General Obligation Bonds, Series 2019A, (UB)	5.500	01/01/49	4,924,708
10,850,000		Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017	5.250	05/15/54	8,178,964
3,000,000	(b)	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B	6.125	04/01/58	2,959,680
3,500,000	(a),(b)	Illinois Finance Authority, Solid Waste Revenue Bonds, LRS Holdings LLC Project, Series 2023B, (Mandatory Put 9/01/33)	7.375	09/01/42	3,985,387
890,000		Illinois State, General Obligation Bonds, May Series 2020	5.500	05/01/39	953,511
10,000,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2012B - AGM Insured	0.000	12/15/50	3,029,916
2,980,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A	5.000	06/15/57	2,974,460
29,815,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B - BAM Insured	0.000	12/15/54	7,362,719
425,000		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021 - BAM Insured	4.000	10/01/39	420,494
800,000		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021 - BAM Insured	4.000	10/01/40	787,845
700,000		Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021 - BAM Insured	4.000	10/01/41	686,855
150,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A	4.000	01/01/38	149,626
120,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A	4.000	01/01/39	118,382
1,000,000	(c)	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007	4.800	01/01/26	350,000
708,143	(c)	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007	6.000	01/01/26	708,143
575,000		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007	5.750	03/01/28	575,102
		TOTAL ILLINOIS			43,741,850

		INDIANA - 1.6% (1.0% of Total Investments)
140,000	(b)	Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee at the Wigwam Project, Series 2020A	5.375	01/01/40	126,377
3,105,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Earlham College, Refunding Series 2013A	5.000	10/01/32	3,105,009
500,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, (AMT)	6.750	05/01/39	560,320
1,005,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.000	03/01/53	1,051,204
1,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.125	03/01/57	1,052,483

See Notes to Financial Statements	147

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		INDIANA (continued)
$1,000,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Subordinate Series 2023F-1	7.750%	03/01/67	$ 1,107,317
2,505,000	(b)	Valparaiso, Indiana, Revenue Bonds, Valparaiso University Project, Series 2025A	6.250	10/01/50	2,545,828
		TOTAL INDIANA			9,548,538

		IOWA - 0.2% (0.1% of Total Investments)
1,100,000	(f)	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2022, (Pre-refunded 12/01/32)	5.000	12/01/50	1,267,800
		TOTAL IOWA			1,267,800

		KANSAS - 1.1% (0.6% of Total Investments)
865,000		Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015	5.750	09/01/32	831,057
5,475,000	(b)	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5, Series 2022	5.750	03/01/41	5,677,491
		TOTAL KANSAS			6,508,548

		KENTUCKY - 0.1% (0.0% of Total Investments)
500,000		Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2022A, (AMT)	4.700	01/01/52	473,786
		TOTAL KENTUCKY			473,786

		LOUISIANA - 2.0% (1.2% of Total Investments)
845,000	(b)	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019	4.000	11/01/44	756,205
260,000	(b)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A	5.000	06/01/58	229,644
1,800,000	(b)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A	5.000	04/01/49	1,546,291
2,000,000	(b)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A	5.000	04/01/57	1,678,931
1,185,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Loyola University of New Orleans Project, Refunding Series 2023A	5.250	10/01/48	1,189,841
2,500,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Loyola University of New Orleans Project, Refunding Series 2023A	5.250	10/01/53	2,501,132
235,000	(f)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A, (Pre-refunded 4/01/30)	4.000	04/01/50	246,565
15,000		Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane University, Refunding Series 2020A	4.000	04/01/50	13,721
500,000	(b)	Plaquemines Port, Louisiana, Harbor and Terminal District Facilities Revenue Bonds NOLA Terminal LLC Project Dock and Wharf Series 2024A	9.000	12/01/44	435,029
200,000	(a),(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2008, (Mandatory Put 6/01/30)	6.100	06/01/38	219,986
1,235,000	(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010	6.350	07/01/40	1,344,800
800,000	(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010A	6.350	10/01/40	871,073
695,000	(a),(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010B, (Mandatory Put 6/01/30)	6.100	12/01/40	764,649
		TOTAL LOUISIANA			11,797,867

148	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MARYLAND - 1.0% (0.6% of Total Investments)
$1,000,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000%	09/01/36	$ 1,009,998
1,000,000		Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017	5.000	09/01/39	1,004,797
1,850,000	(b)	Frederick County, Maryland, Special Tax Limited Obligation Bonds, Jefferson Technology Park Project, Refunding Series 2020A	5.000	07/01/43	1,860,997
2,000,000	(b)	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018	5.250	07/01/48	2,005,577
		TOTAL MARYLAND			5,881,369

		MASSACHUSETTS - 0.9% (0.5% of Total Investments)
3,900,000		Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2017	5.000	07/01/47	3,249,655
2,000,000	(b)	Massachusetts Development Finance Agency, Massachusetts, Senior Living Revenue Bonds, Care Communities, LLC Issue, Series 2025A-1	6.500	07/15/60	2,000,970
		TOTAL MASSACHUSETTS			5,250,625

		MICHIGAN - 0.9% (0.5% of Total Investments)
1,845,000		Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019	5.000	11/01/44	1,738,548
74,130,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C	0.000	06/01/58	1,880,137
1,810,000	(b)	Warren Academy, Macomb County, Michigan, Revenue Bonds, Public School Academy, Refunding Series 2020A	5.500	05/01/50	1,629,580
		TOTAL MICHIGAN			5,248,265

		MINNESOTA - 1.2% (0.7% of Total Investments)
500,000		Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A	5.000	07/01/53	395,764
2,440,000		Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A	5.000	07/01/54	1,803,282
1,210,000		Coon Rapids, Minnesota Charter School Lease Revenue Bonds Athlos Leadership Academy Brooklyn Park, Refunding Series 2025	6.500	06/15/65	1,218,356
130,000	(b)	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A	5.250	12/01/52	89,472
30,000		Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A	5.000	07/01/40	25,672
2,040,000	(b),(c)	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Athlos Academy, Series 2022A	5.875	06/01/57	1,479,000
1,000,000		Scanlon, Minnesota, Health Care Facilities Revenue Bonds, Duluth Health Services Project, Refunding Series 2020	3.950	03/01/50	665,080
1,885,000	(b)	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy, Refunding Series 2025	5.500	06/01/55	1,778,154
		TOTAL MINNESOTA			7,454,780

		MISSISSIPPI - 0.4% (0.2% of Total Investments)
2,285,000		Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A	5.000	09/01/46	2,285,367
		TOTAL MISSISSIPPI			2,285,367

		MISSOURI - 1.0% (0.6% of Total Investments)
2,900,000		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A	5.250	05/15/42	2,767,573
1,750,000		Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A	5.250	05/15/50	1,548,670
2,000,000	(b)	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B	5.000	02/01/50	1,976,098
		TOTAL MISSOURI			6,292,341

See Notes to Financial Statements	149

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEVADA - 0.7% (0.4% of Total Investments)
$8,407,601	(b),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, (AMT)	6.950%	02/15/38	$ 84
1,832,349	(b),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020	6.750	02/15/38	18
1,289,739	(b),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, (AMT)	5.875	12/15/27	13
265,524	(b),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017, (AMT)	6.250	12/15/37	3
2,515,914	(b),(c)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, (AMT)	5.750	02/15/38	25
1,000,000	(a),(b)	Director of Nevada State Department of Business and Industry, Revenue Bonds, Brightline West Passenger Rail Project, Series 2025A, (AMT), (Mandatory Put 1/01/33)	9.500	01/01/65	800,000
19,500,000	(b)	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C	0.000	07/01/58	3,173,789
		TOTAL NEVADA			3,973,932

		NEW JERSEY - 1.6% (1.0% of Total Investments)
4,000,000	(b)	New Jersey Economic Development Authority Revenue Bonds, Black Horse EHT Urban Renewal LLC Project, Series 2019A	5.000	10/01/39	3,142,235
1,500,000		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014	5.000	01/01/34	1,500,222
5,382,155	(b)	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020	5.000	01/01/40	3,815,772
665,000		New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, (AMT)	5.750	09/15/27	665,010
500,000		South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B, (AMT)	5.000	01/01/42	506,620
		TOTAL NEW JERSEY			9,629,859

		NEW MEXICO - 0.1% (0.1% of Total Investments)
816,000	(b)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020	8.000	05/01/40	816,627
		TOTAL NEW MEXICO			816,627

		NEW YORK - 16.6% (10.0% of Total Investments)
250,000		Babylon Local Development Corporation II, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2023A	5.750	02/01/33	263,291
950,000	(c)	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014	5.250	11/01/34	665,000
2,910,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	2,558,083
1,590,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/55	1,294,757
1,220,000	(b)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A	7.250	07/01/53	1,247,214
36,150,000	(b)	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A	0.000	06/01/60	1,473,579
4,760,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B	0.000	01/01/45	1,373,254
18,500,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	16,833,561

150	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$650,000		Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2020A	5.730%	02/01/50	$ 597,718
1,570,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1	5.250	11/15/55	1,616,386
380,000	(b)	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Academy of Health Sciences Charter School Project, Social Impact Series 2022	5.875	07/01/52	377,264
625,000		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B	5.000	06/01/45	547,688
5,000,000	(b)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014	5.000	11/15/44	4,999,935
1,740,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.250	01/01/50	1,739,980
4,500,000		New York Transportation Development Corporation, New York, Special Facilities Revenue Bonds, Terminal 6 John F Kennedy International Airport Redevelopment Project, Senior Green Series 2024A, (AMT)	5.500	12/31/60	4,599,855
3,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, (AMT)	5.000	08/01/31	3,000,687
875,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	914,157
5,000,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT)	5.000	06/30/49	5,054,436
4,500,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/54	4,603,583
12,235,000	(d)	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024 - AGM Insured, (AMT), (UB)	5.250	06/30/60	12,464,643
310,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/60	316,744
3,710,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport Terminal One Project, Green Series 2025, (AMT)	6.000	06/30/59	3,948,705
4,900,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	5,147,849
10,000,000		Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2021B-2	0.000	06/01/66	891,202
2,950,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/32	2,296,655
4,000,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/33	3,086,451
3,320,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/35	2,528,886
2,775,000		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A, (AMT)	5.000	01/01/36	2,103,629

See Notes to Financial Statements	151

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$ 15,700,000		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006	5.000%	06/01/48	$ 13,794,219
		TOTAL NEW YORK			100,339,411

		OHIO - 5.9% (3.6% of Total Investments)
31,735,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2	0.000	06/01/57	3,007,935
195,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1	3.000	06/01/48	138,380
8,500,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	7,134,762
2,610,000		Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc. Project, Series 1998, (AMT)	5.375	09/15/27	2,610,038
6,575,000		County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2018A	5.250	11/15/48	6,478,023
2,865,000		Cuyahoga County, Ohio, Hospital Revenue Bonds, MetroHealth System, Series 2017	5.500	02/15/57	2,855,641
140,000		Evans Farm New Communty Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020	4.000	12/01/46	112,567
500,000		Greater Cincinnati Port Development Authority, Ohio, Tax Increment Revenue Bonds, RBM Phase 3 Garage Project Series 2024	5.125	12/01/55	488,256
850,000	(b)	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue Bonds, Hickory Chase Project, Senior Series 2019A	5.000	12/01/40	863,451
2,000,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/44	1,943,155
3,000,000		Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013	5.000	02/15/48	2,851,988
7,450,000	(b)	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, (AMT)	5.000	07/01/49	6,859,112
500,000		Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Green Oaks of Canal Winchester Project, Series 2025A	6.300	01/01/45	505,410
		TOTAL OHIO			35,848,718

		OKLAHOMA - 1.6% (0.9% of Total Investments)
975,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.000	08/15/38	989,548
4,915,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	4,925,667
1,000,000		Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017	5.250	11/15/45	1,000,167
2,475,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, (AMT)	5.500	06/01/35	2,475,834
		TOTAL OKLAHOMA			9,391,216

		OREGON - 0.5% (0.3% of Total Investments)
1,355,000	(b)	Oregon Facilities Authority Charter School Revenue Bonds, Oregon, Portland Village School Project, Series 2024	6.750	12/15/54	1,275,838
2,000,000	(b)	Oregon Facilities Authority Charter School Revenue Bonds, Oregon, Portland Village School Project, Series 2024	7.000	12/15/60	1,914,155
100,000	(b)	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A	5.000	06/15/49	88,627
		TOTAL OREGON			3,278,620

152	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PENNSYLVANIA - 4.4% (2.7% of Total Investments)
$1,125,000		Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, (AMT)	5.750%	08/01/42	$ 1,125,495
315,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	329,609
2,565,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020	5.000	10/01/49	2,162,573
162,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-2	6.000	06/30/34	174,486
4,170,000		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024A-3	5.000	06/30/39	3,781,014
4,084,000	(e)	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2024B-1	0.000	06/30/44	2,818,852
4,430,000		Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A	5.000	07/01/39	4,218,267
1,000,000		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A	5.000	12/01/30	942,747
2,350,000		Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014	5.000	05/01/37	2,343,718
3,555,000	(b)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020	6.250	10/15/53	2,573,337
1,720,000	(b),(c),(g)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1	10.000	12/01/40	172
1,720,000	(b),(c),(g)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, (AMT)	10.000	12/01/40	172
1,260,000	(c),(g)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A	10.000	12/01/31	126
1,000,000		Pennsylvania Economic Development Financing Authority, Pennsylvania, Private Activity Revenue Bonds, The PennDOT Major Bridges Package One Project, Series 2022, (AMT)	6.000	06/30/61	1,058,156
545,000	(b)	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A	5.375	06/15/50	506,827
4,500,000	(b)	Quakertown General Authority, Pennsylvania, Special Assessment Obligation Bonds, Milford Village Project, Series 2025	6.500	03/01/55	4,637,455
		TOTAL PENNSYLVANIA			26,673,006

		PUERTO RICO - 8.9% (5.3% of Total Investments)
130,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT	5.000	01/01/26	79,530
4,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	2,396
1,120,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/28	670,733
3,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/29	1,787
465,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/29	276,919
1,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	596
345,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA	5.250	07/01/31	205,456
500,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC	5.250	07/01/28	296,012
100,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX	5.250	07/01/27	59,269

See Notes to Financial Statements	153

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PUERTO RICO (continued)
$400,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ	5.250%	07/01/26	$ 235,810
1,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	5.050	01/01/26	594,710
1,000,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	10.000	01/01/26	525,762
2,070,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A	5.000	07/01/29	1,240,862
3,000	(c)	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW	5.375	01/01/26	1,774
3,750,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/26	2,232,679
310,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/32	187,820
1,860,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2007TT	5.000	07/01/37	1,125,245
190,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	112,372
370,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.375	01/01/26	218,829
25,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2008WW	5.250	07/01/33	14,801
2,995,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010CCC	5.000	07/01/28	1,783,166
4,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010XX	5.250	07/01/35	2,368,100
5,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	7.000	07/01/33	2,842,667
10,000,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	6.750	07/01/36	5,718,893
3,170,000	(c)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2013A	5.000	07/01/42	1,924,969
11,202,046		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/46	3,918,869
7,550,338		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	0.000	07/01/51	1,874,749
9,029,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	5.000	07/01/58	8,785,545
3		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.625	07/01/27	3
239,593		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	5.750	07/01/31	265,807
18,533,027		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	13,391,203
378		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/37	362
182,567		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	167,738
11,639		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/46	10,287
3,908,084		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022	0.000	11/01/43	2,501,174
		TOTAL PUERTO RICO			53,636,894

		SOUTH CAROLINA - 1.7% (1.0% of Total Investments)
600,000	(b)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020	5.000	01/01/55	498,279
1,450,000	(b)	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A	5.125	08/15/35	1,408,102
2,135,000	(b)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Libertas Woodruff Project, Series 2025A	7.150	08/15/55	2,129,607

154	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		SOUTH CAROLINA (continued)
$ 6,000,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Mountain View Preparatory Project, Series 2025A	7.125%	06/01/60	$ 6,069,823
		TOTAL SOUTH CAROLINA			10,105,811

		TENNESSEE - 1.4% (0.8% of Total Investments)
1,000,000	(b)	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B	0.000	12/01/31	717,506
5,000,000	(b)	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A	5.125	12/01/42	4,740,796
1,000,000	(c)	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A	5.625	01/01/46	684,293
2,000,000		The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B	5.625	09/01/26	2,038,968
		TOTAL TENNESSEE			8,181,563

		TEXAS - 7.6% (4.6% of Total Investments)
2,120,000		Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, First-Lien Series 2021A	4.000	10/01/50	1,684,506
4,785,000	(b)	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B	5.000	10/01/50	4,137,885
3,000,000	(b)	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Legacy Traditional Schools - Texas Project, Series 2022A	6.375	02/15/52	2,896,115
500,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A	5.000	01/01/31	504,389
500,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A	5.000	01/01/32	504,235
475,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B	5.000	01/01/29	478,065
850,000		Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B	5.000	01/01/34	854,042
1,150,000		Conroe Local Government Corporation, Texas, Hotel Revenue Bonds, Conroe Convention Center Hotel, First-Lien Series 2021A	4.000	10/01/50	900,733
2,065,000		Conroe Local Government Corporation, Texas, Hotel Revenue Bonds, Conroe Convention Center Hotel, Second-Lien Series 2021B	5.000	10/01/50	1,661,817
1,350,000	(b)	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Monterra Public Improvement District Improvement Area 2, Series 2024	5.750	08/15/54	1,361,951
1,000,000	(b)	Lowry Crossing, Collin County, Texas, Special Assessment Revenue Bond, Simpson Road Public Improvement District Projects, Series 2025	5.750	09/15/45	1,027,313
1,645,000	(b)	Mission Economic Development Corporation, Texas, Utility Revenue Bonds, Permian Basin Water Resources Project, Series 2025A, (AMT)	7.000	08/15/60	1,703,464
520,000	(b)	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A	5.000	08/15/49	472,116
70,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-1	7.500	11/15/37	55,862
445,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021A-2	7.500	11/15/36	369,735
4,210,046	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2021B	5.625	11/15/61	1,108,497
9,140,000		New Hope Cultural Education Facilities Finance Corporation, Texas, Senior Living Revenue Bonds, Sanctuary LTC LLC Project, Series 2021A-1	5.500	01/01/57	8,427,197

See Notes to Financial Statements	155

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$125,000	(f)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, (Pre-refunded 4/01/26)	5.000%	04/01/48	$ 126,135
5,000,000	(c)	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A	5.000	07/01/35	4,919,397
110,000	(b)	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019	5.375	09/01/50	110,128
1,000,000	(b)	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2024A, (AMT)	5.250	01/01/54	962,476
1,970,000	(b)	Rockdale, Milam County, Texas, Special Assessment Revenue Bonds, Cornerstone Public Improvement District Improvement Area 1, Series 2023	7.500	09/15/54	2,044,183
1,000,000	(c)	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A	6.375	02/15/41	790,000
4,575,000	(c)	Tarrant County Cultural Education Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2016A	6.375	02/15/52	3,614,250
5,000,000		Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, (AMT)	5.000	06/30/58	4,982,551
		TOTAL TEXAS			45,697,042

		UTAH - 4.6% (2.8% of Total Investments)
6,000,000	(b)	Black Desert Public Infrastructure District, Washington County, Utah, Special Assessment Bonds, Black Desert Assessment Area 1, Series 2024	5.625	12/01/53	6,066,151
2,880,000	(b)	Nordic Village Public Infrastructure District 1, Weber County, Utah, Limited Tax General Obligation and Special Revenue Bonds, Series 2025	6.500	03/01/55	2,954,774
13,925,000	(d)	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, (AMT), (UB)	5.000	07/01/42	14,057,807
7,065,000	(e)	TV Public Infrastructure District, Utah, Limited Tax and Tax Differential Convertible Capital Appreciation Bonds, Series 2025	0.000	03/01/56	4,719,828
		TOTAL UTAH			27,798,560

		VIRGIN ISLANDS - 2.1% (1.3% of Total Investments)
575,000		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A	5.000	10/01/32	575,120
8,630,000	(b)	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C	5.000	10/01/30	8,632,220
500,000	(b)	Virgin Islands Public Finance Authority, Revenue Bonds, Frenchman’s Reef Hotel Development Hotel Occupancy Series 2024A	6.000	04/01/53	513,716
1,590,000	(b)	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Senior Series 2021A	6.750	07/01/26	1,591,210
1,400,000	(b)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022A	6.375	04/01/52	1,385,666
		TOTAL VIRGIN ISLANDS			12,697,932

156	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VIRGINIA - 1.1% (0.7% of Total Investments)
$440,000		James City County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Williamsburg Landing Inc., Series 2024A	6.750%	12/01/53	$ 475,044
4,880,000	(a)	Roanoke County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Refunding Friendship Richfield Living LLC Series 2024, (Mandatory Put 9/01/35)	5.500	09/01/58	4,857,644
1,000,000		Virginia Beach Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2023A	7.000	09/01/53	1,100,653
657,954	(b)	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, (cash 7.500%, PIK 7.500%)	7.500	07/01/52	394,772
		TOTAL VIRGINIA			6,828,113

		WASHINGTON - 0.1% (0.1% of Total Investments)
1,000,000	(b)	Washington State Housing Finance Commission, Nonprofit Housing Revenue Bonds, Rockwood Retirement Communities Project, Series 2020A	5.000	01/01/51	892,962
		TOTAL WASHINGTON			892,962

		WEST VIRGINIA - 0.7% (0.4% of Total Investments)
625,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A	5.750	06/01/43	632,167
2,580,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Subordinate Improvement and Refunding Series 2023B	8.000	06/01/53	576,211
2,195,000	(b)	Monongalia County, West Virginia, Tax Increment Revenue Bonds, University Town Centre Development District 4, Senior Refunding and Improvement Series 2023A	6.000	06/01/53	2,312,483
500,000		Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, The Highlands Project, Refunding & Improvement Series 2024	5.250	06/01/53	502,318
		TOTAL WEST VIRGINIA			4,023,179

		WISCONSIN - 17.5% (10.5% of Total Investments)
10,000,000	(d)	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019	0.000	06/01/54	2,437,180
750,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public Academy Project, Series 2020A	5.000	06/01/40	685,005
1,340,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, 21st Century Public Academy Project, Series 2020A	5.000	06/01/49	1,119,318
365,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A	5.000	06/15/49	302,861
4,420,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc., Series 2020A	5.000	01/01/42	4,101,949
2,000,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/36	1,842,613
1,425,000	(b),(f)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, (Pre-refunded 6/15/26)	5.000	06/15/46	1,438,521
2,815,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A	5.000	06/15/46	2,236,948
3,315,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2022A	5.000	06/15/52	3,072,360
1,570,000	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2025	6.250	01/01/65	1,574,567

See Notes to Financial Statements	157

Portfolio of Investments October 31, 2025
(continued)
NMCO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$1,250,000	(b)	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017	7.000%	03/01/47	$ 1,272,231
500,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Corvian Community School, North Carolina Series 2023A	6.250	06/15/48	492,081
825,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Mater Academy of Nevada, - East Las Vegas Campus Project, Series 2024A	5.000	12/15/54	755,055
2,000,000	(b),(c)	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A	5.875	10/01/54	1,237,410
16,070,000	(b),(c)	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A	6.250	08/01/27	12,856,000
2,500,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	6.500	12/01/37	2,000,000
2,555,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	6.750	12/01/42	2,044,000
20,415,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	16,332,000
2,000,000	(b)	Public Finance Authority of Wisconsin, Multifamily Housing Revenue Bonds, Promenade Apartments Project, Series 2024	6.250	02/01/39	2,039,493
1,000,000	(b),(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B	8.500	10/01/47	10
1,765,000		Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A	5.200	12/01/37	1,809,360
2,000,000	(b),(c)	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A	7.000	07/01/48	1,400,000
35,000	(b),(f)	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, (Pre-refunded 4/01/30)	5.000	04/01/50	38,241
1,400,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Viticus Group Project, Series 2025A	6.500	12/01/55	1,422,771
5,885,000	(b),(c)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.125	01/01/33	2,648,250
250,000	(b),(c)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.250	01/01/38	112,500
8,735,000	(b),(c)	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1	6.375	01/01/48	3,930,750
210,000	(c),(g)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B	15.000	12/31/25	21
2,000,000	(b)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	2,034,170
4,500,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	06/30/60	4,650,685
4,500,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	12/31/65	4,664,457
13,015,000	(d)	Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025, (UB)	5.750	12/31/65	13,490,648
5,725,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000	12/15/45	2,303,490
5,190,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000	12/15/50	1,623,491
875,000	(f)	Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D, (Pre-refunded 12/15/30)	0.000	12/15/60	227,777

158	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$3,625,000		Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by State Moral Obligation Junior Series 2020D - AGM Insured	0.000%	12/15/60	$ 689,722
500,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Phase 2 Project, Series 2024	6.000	10/01/54	515,949
3,165,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A	5.000	02/15/42	3,168,954
3,000,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A	5.000	11/01/46	2,778,876
		TOTAL WISCONSIN			105,349,714

		TOTAL MUNICIPAL BONDS (Cost $1,089,346,662)			1,003,518,575

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)

		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
321,690	(c),(g),(h)	KDC Agribusiness Fairless Hills LLC	12.000	09/17/26	32
		TOTAL CAPITAL GOODS			32

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $321,690)			32

		TOTAL LONG-TERM INVESTMENTS (Cost $1,089,668,352)			1,003,518,607

		BORROWINGS - (1.7)% (i)			(10,400,000)

		FLOATING RATE OBLIGATIONS - (6.1)%			(36,535,000)

		MFP SHARES, NET - (67.0)%(j)			(403,403,150)

		OTHER ASSETS & LIABILITIES, NET - 8.2%			49,238,605

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$ 602,419,062

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

AMT	Alternative Minimum Tax
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $395,554,553 or 39.4% of Total Investments.

(c)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)	For fair value measurement disclosure purposes, investment classified as Level 3.
(h)
Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40, 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(i)	Borrowings as a percentage of Total Investments is 1.0%.
(j)	MFP Shares, Net as a percentage of Total Investments is 40.2%.

See Notes to Financial Statements	159

Portfolio of Investments October 31, 2025
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LONG-TERM INVESTMENTS - 139.9% (100.0% of Total Investments)
		CORPORATE BONDS - 1.7% (1.2% of Total Investments)
		HEALTH CARE EQUIPMENT & SERVICES - 1.6% (1.1% of Total Investments)
$2,750,000		Care New England Health System	5.500%	09/01/26	$ 2,732,812
4,363,000		Toledo Hospital/The	5.325	11/15/28	4,459,112
3,000,000		Toledo Hospital/The	6.015	11/15/48	2,893,200
		TOTAL HEALTH CARE EQUIPMENT & SERVICES			10,085,124

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1% (0.1% of Total Investments)
477,476	(a),(b)	Benloch Ranch Improvement Association No 12022 2022	9.750	12/01/39	419,783
		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			419,783

		TOTAL CORPORATE BONDS (Cost $9,097,077)			10,504,907

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MUNICIPAL BONDS - 138.2% (98.8% of Total Investments)
		ALABAMA - 7.8% (5.6% of Total Investments)
500,000		Alabama State University, General Tuition and Fee Revenue Bonds, Series 2025	5.500	09/01/45	543,605
550,000		Alabama State University, General Tuition and Fee Revenue Bonds, Series 2025	5.750	09/01/50	599,271
560,000	(b),(c)	Baldwin County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, Novelis Corporation Project, Series 2025B, (AMT), (Mandatory Put 6/01/32)	4.625	06/01/55	566,327
5,000,000	(c)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2023A, (Mandatory Put 10/01/30)	5.250	01/01/54	5,387,785
1,000,000	(c)	Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds, Series 2025A, (Mandatory Put 5/01/32)	5.250	05/01/56	1,042,556
2,360,000	(c)	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Proejcet, Green Series 2020, (AMT), (Mandatory Put 11/01/30)	6.375	11/01/50	2,604,624
4,500,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024A, (AMT)	5.000	06/01/54	4,374,819
1,650,000		Mobile County Industrial Development Authority, Alabama, Solid Waste Disposal Revenue Bonds, AM/NS Calvert LLC Project, Series 2024B, (AMT)	4.750	12/01/54	1,543,368
4,335,000	(b)	Mobile County, Alabama, Limited Obligation Warrants, Gomesa Projects, Series 2020	4.000	11/01/45	3,842,518
7,000,000		Southeast Energy Authority, Alabama, A Cooperative District Energy Supply Revenue Bonds Series 2024A	5.000	11/01/35	7,470,063
20,000,000	(c)	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 4, Series 2022B-1, (Mandatory Put 8/01/28)	5.000	05/01/53	20,825,640
500,000		UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2017B-2	5.000	09/01/41	506,768
		TOTAL ALABAMA			49,307,344

		ARIZONA - 5.6% (4.0% of Total Investments)
1,240,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Series 2021B	5.000	07/01/51	1,069,180
7,650,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable Series 2021A	5.000	07/01/51	6,596,150
1,500,000	(b)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020	5.000	07/01/55	1,299,075
4,500,000	(b)	Arizona Industrial Development Authority, Arizona, Hotel Revenue Bonds, Provident Group Falcon Properties LLC, Project, Senior Series 2022A-1	4.000	12/01/51	3,019,846

160	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ARIZONA (continued)
$1,625,000	(b)	Arizona Industrial Development Authority, Development First Lien Revenue Bonds, Montanero Project, Alternative Minimum Tax Series 2025, (AMT)	6.750%	12/01/55	$ 1,669,451
730,000		Arizona Industrial Development Authority, Senior National Charter School Revolving Loan Fund Revenue Bonds, Social Series 2023A	5.250	11/01/53	748,373
1,200,000	(c)	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, (AMT), (Mandatory Put 6/15/28)	4.100	12/01/37	1,202,702
815,000	(c)	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, (AMT), (Mandatory Put 6/01/29)	4.000	06/01/49	831,204
1,090,000	(b)	Coconino County Industrial Development Authority, Arizona, Education Revenue Bonds, Flagstaff Arts & Leadership Academy Project, Refunding Series 2020	5.500	07/01/40	996,109
1,000,000	(b)	Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Ottawa University Projects, Series 2020	5.250	10/01/40	848,955
1,000,000		Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company Palo Verde Project, Refunding Series 2012A	4.500	08/01/42	999,950
3,405,000	(b)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A	5.000	09/01/55	2,793,050
5,265,000	(b),(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020	5.000	07/01/35	4,212,000
6,800,000	(b),(d)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2020	5.000	07/01/40	5,440,000
4,545,000	(b)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020-1	5.000	06/15/50	3,949,040
		TOTAL ARIZONA			35,675,085

		ARKANSAS - 1.7% (1.2% of Total Investments)
4,500,000	(b)	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue Bonds, United States Steel Corporation, Green Series 2022, (AMT)	5.450	09/01/52	4,522,352
6,500,000	(b)	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, (AMT)	4.500	09/01/49	6,284,488
		TOTAL ARKANSAS			10,806,840

		CALIFORNIA - 14.3% (10.2% of Total Investments)
80,000		Alameda County Fire Department, California, General Obligation Bonds, Series 2025	5.000	06/01/43	88,751
95,000		Alameda County Fire Department, California, General Obligation Bonds, Series 2025	5.000	06/01/44	104,616
1,215,000		Alameda County Fire Department, California, General Obligation Bonds, Series 2025	5.000	06/01/50	1,306,745
1,460,000		Anaheim Housing and Public Improvements Authority, California, Revenue Bonds, Electric Utility Distribution System Refunding Series 2025B	5.000	10/01/44	1,527,586
1,960,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023C, (Mandatory Put 10/01/31)	5.250	01/01/54	2,102,922
6,770,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, (Mandatory Put 4/01/30)	5.250	11/01/54	7,275,984
3,000,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024B, (Mandatory Put 12/01/32)	5.000	01/01/55	3,188,092

See Notes to Financial Statements	161

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$1,455,000	(c)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024G, (Mandatory Put 8/01/32)	5.000%	11/01/55	$ 1,555,144
3,815,000	(b)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A	4.000	02/01/56	2,555,147
2,280,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2025A	5.000	12/01/32	2,520,403
310,000		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2025A	5.000	12/01/35	351,207
3,380,000	(b),(c)	California Infrastructure and Economic Development Bank, Revenue Bonds, Brightline West Passenger Rail Project, Green Bond Series 2025A, (AMT), (Mandatory Put 1/01/35)	9.500	01/01/65	2,704,000
400,000	(b)	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Refunding Series 2025A	5.125	11/01/40	415,139
6,290,000	(b)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, (AMT)	5.000	07/01/30	6,302,752
5,000,000	(b)	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A	5.125	07/01/55	4,299,522
465,000	(b)	California Public Finance Authority, Senior Living Revenue Bonds, Enso Village, Refunding Green Series 2021A	5.000	11/15/46	426,841
2,000,000		California Public Finance Authority, Senior Living Revenue Bonds, The James, Senior Series 2024A	6.500	06/01/54	1,947,385
1,000,000		California Public Finance Authority, Senior Living Revenue Bonds, The James, Senior Series 2024A	6.375	06/01/59	941,367
2,000,000	(b)	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A	5.000	06/01/60	1,691,580
515,000	(e)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2025C	5.000	11/01/45	561,616
700,000	(e)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2025C	5.000	11/01/46	758,295
1,675,000	(e)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2025C	5.000	11/01/47	1,803,750
1,310,000	(e)	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2025C	5.000	11/01/50	1,400,185
835,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2025	5.000	08/01/45	914,687
710,000		California State, General Obligation Bonds, Various Purpose Series 2025	5.000	08/01/39	822,602
1,165,000		California State, General Obligation Bonds, Various Purpose Series 2025	5.000	08/01/41	1,320,351
1,165,000		California State, General Obligation Bonds, Various Purpose Series 2025	5.000	08/01/42	1,306,678
1,070,000		California State, General Obligation Bonds, Various Purpose Series 2025	5.000	08/01/43	1,187,784
1,085,000		California State, General Obligation Bonds, Various Purpose Series 2025	5.000	08/01/44	1,194,521
1,000,000		California State, General Obligation Bonds, Various Purpose Series 2025	5.000	08/01/45	1,095,434
1,220,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.000	12/01/41	1,222,970
1,175,000	(b)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A	5.250	12/01/56	1,169,339
6,180,000	(b)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A	5.000	01/01/54	5,646,270
1,000,000		Fontana Public Facilities Financing Authority, California, Lease Revenue Bonds, Series 2025A	5.000	11/01/50	1,061,311
1,110,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2025J	5.000	12/01/40	1,276,200

162	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$1,000,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2025J	5.000%	12/01/42	$ 1,120,604
445,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2025J	5.000	12/01/43	493,801
445,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2025J	5.000	12/01/45	485,949
1,500,000		Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2024QRR	5.250	07/01/49	1,630,885
535,000	(e)	Modesto, California, Wastewater Revenue Bonds, Series 2025	5.000	11/01/50	574,481
500,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2024, Series 2025A	5.000	08/01/44	550,470
500,000		Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2024, Series 2025A	5.000	08/01/46	544,571
985,432	(d)	Northstar Community Services District, California, California Special Tax Bonds Community Facilities District 1 Series 2006	1.750	09/01/37	266,067
2,500,000		Peralta Community College District, Alameda County, California, General Obligation, Election of 2018 , Series 2025C-1	5.000	08/01/50	2,678,897
1,100,000		Peralta Community College District, Alameda County, California, General Obligation, Election of 2018 , Series 2025C-1	5.000	08/01/54	1,175,017
460,000		Ravenswood City School District, San Diego County, California, General Obligation Bonds, Election 2022 Series 2025B	0.000	08/01/41	236,634
465,000		Ravenswood City School District, San Diego County, California, General Obligation Bonds, Election 2022 Series 2025B	0.000	08/01/42	223,469
850,000		Ravenswood City School District, San Diego County, California, General Obligation Bonds, Election 2022 Series 2025B	0.000	08/01/48	286,811
760,000		Ravenswood City School District, San Diego County, California, General Obligation Bonds, Election 2022 Series 2025B	0.000	08/01/50	228,893
1,070,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1 - AGM Insured	5.000	09/01/42	1,147,752
1,070,000		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Subordinate Series 2022B-2	5.000	09/01/42	1,098,262
1,645,000	(e)	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2020 Measure H Series 2025C	5.000	08/01/50	1,739,383
2,540,000	(e)	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2024 Measure D Series 2025A	5.000	08/01/50	2,685,734
2,200,000		San Francisco City and County Public Utilities Commission, California, Wastewater Revenue Bonds, Series 2013B	4.000	10/01/42	2,145,844
1,025,000		San Francisco City and County, California, Multifamily Housing Revenue Bonds, Sunnydale Hope SF Block 9, Series 2025B-1	5.000	02/01/46	1,075,368
1,075,000	(c)	San Francisco City and County, California, Multifamily Housing Revenue Bonds, Sunnydale Hope SF Block 9, Series 2025B-2, (Mandatory Put 8/01/28)	3.350	08/01/29	1,086,146
750,000		San Francisco Community College District, California, General Obligation Bonds, Taxable Election 2020 Series 2020A-1	3.165	06/15/41	609,147
500,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, 2020 Election Measure T, Series 2025C - BAM Insured	5.000	08/01/47	540,296
1,000,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, 2020 Election Measure U, Series 2025C - BAM Insured	5.000	08/01/47	1,080,592
1,500,000		San Ysidro School District, San Diego County, California, General Obligation Bonds, 2020 Election Measure U, Series 2025C - BAM Insured	5.000	08/01/48	1,615,489

See Notes to Financial Statements	163

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		CALIFORNIA (continued)
$1,000,000		Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, 2022 Election, Series 2025A - BAM Insured	5.000%	08/01/49	$ 1,067,724
		TOTAL CALIFORNIA			90,435,462
		COLORADO - 21.3% (15.3% of Total Investments)
2,370,000		64th Avenue ARI Authority, Adams County, Colorado, Special Revenue Bonds, Series 2020	6.500	12/01/43	2,391,257
1,000,000	(b)	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2024	5.500	12/01/44	1,010,546
750,000	(b)	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2024	5.750	12/01/54	758,102
1,060,000		Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/50	1,044,644
2,285,000		Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B	7.750	12/15/50	2,292,883
5,220,000		Aurora Highlands Community Authority Board, Adams County, Colorado, Special Tax Revenue Bonds, Refunding & Improvement Series 2021A	5.750	12/01/51	5,047,782
499,000		Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A	4.000	12/01/29	497,882
1,725,000		Belford North Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2020A	5.500	12/01/50	1,565,617
1,000,000		Bennett Ranch Metropolitan District 1, Adams County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2021A	5.000	12/01/51	863,950
500,000	(b)	Broadway Park North Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2020	5.000	12/01/40	500,273
1,000,000		Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A	5.125	12/01/48	814,803
1,415,000		Citadel on Colfax Business Improvement District, Aurora, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2020A	5.350	12/01/50	1,352,400
835,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2025A	5.250	12/01/50	892,597
1,145,000		Colorado Bridge and Tunnel Enterprise, Colorado, Senior Infrastructure Revenue Bonds, Series 2025A	5.250	12/01/54	1,219,664
100,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/41	83,729
100,000	(b)	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Summit Charter Academy Project, Series 2021A	4.000	07/01/51	73,817
6,680,000	(b)	Colorado Educational and Cultural Facilities Authority, Cultural Facilities Revenue Bonds, Stanley Project, Senior Lien Series 2025A-1	6.875	02/01/59	7,025,709
2,500,000	(b)	Colorado Educational and Cultural Facilities Authority, Cultural Facilities Revenue Bonds, Stanley Project, Taxable Senior Lien Series 2025A-2	10.000	02/01/45	2,578,156
1,000,000	(b)	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Global Village Academy - Northglenn Project, Series 2020	5.000	12/01/50	889,744
500,000	(b),(d)	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Cappella of Grand Junction Project, Series 2019	5.000	12/01/54	352,500
475,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2025A	5.125	12/01/45	482,484
955,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2025A	5.125	12/01/50	954,160
765,000		Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living Communities & Services, Series 2025A	5.125	12/01/55	757,273

164	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$16,000,000		Colorado International Center Metropolitan District 8, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020	6.500%	12/01/50	$ 16,127,754
500,000		Crowfoot Valley Ranch Metropolitan District No. 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Subordinate Series 2024B	6.125	12/15/54	489,477
2,280,000		Dawson Trails Metropolitan District 1, Colorado, In The Town of Castle Rock, Limited Tax General Obligation Capital Appreciation Turbo Bonds, Series 2024	0.000	12/01/31	1,448,035
4,000,000	(b)	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue Bonds, Series 2022A	6.750	12/01/34	4,039,294
1,000,000		Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014	6.000	12/01/38	984,432
1,378,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.250	12/01/32	1,398,156
1,200,000		Fourth North Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Refunding & Improvement Senior Series 2022A	5.750	12/01/52	1,208,072
1,990,000	(b)	Future Legends Sports Park Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.500	06/01/50	1,497,773
370,000		Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024A-2	6.500	12/01/43	379,074
825,000	(b)	Hess Ranch Metropolitan District 5, Parker, Colorado, Special Assessment Revenue Bonds, Special Improvement District 2, Series 2024	5.500	12/01/44	832,946
1,360,000	(b)	Hogback Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2021A	5.000	12/01/51	1,291,129
500,000		Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Refunding and Improvement Series 2024	5.125	12/01/33	519,032
5,250,000		Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Special Revenue Bonds, Subordinate Series 2020B	5.750	12/15/50	5,262,067
2,000,000	(f)	Jones District Community Authority Board, Centennial, Colorado, Special Revenue Convertible Capital Appreciaiton Bonds, Series 2020A	0.000	12/01/50	1,946,879
1,000,000		Kinston Metropolitan District 5, Loveland, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.125	12/01/50	1,030,473
1,500,000	(b)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.125	12/01/44	1,451,162
1,200,000	(b)	Kremmling Memorial Hospital District, Colorado, Certificates of Participation, Series 2024	6.625	12/01/56	1,180,296
1,030,000	(f)	Lanterns Metropolitan District 3, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2023A-2	0.000	12/01/53	853,597
560,000		Lanterns Metropolitan District 3, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2023A-1	7.250	12/01/53	582,973
3,000,000	(b)	Ledge Rock Center Commercial Metropolitan District (In the Town of Johnstown, Weld County, Colorado), Limited Tax General Obligation Bonds, Series 2022	7.375	11/01/52	3,160,835
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	12/01/41	478,979
500,000		Mayberry Community Authority, Colorado Springs, El Paso County, Colorado, Special Revenue Bonds, Series 2021A	5.000	04/15/51	447,692
480,000		Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000	12/01/49	459,882
2,000,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.000	12/01/40	2,016,405
1,000,000		North Range Metropolitan District 3, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2020A-3	5.250	12/01/50	1,004,667

See Notes to Financial Statements	165

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$1,810,000		Northfield Metropolitan District 2, Fort Collins, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2020A	5.000%	12/01/50	$ 1,614,796
500,000	(d)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	4.000	12/01/29	459,869
1,250,000	(d)	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019	5.000	12/01/39	1,142,169
285,000	(b)	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2021A	5.000	12/01/51	243,575
1,100,000		Peak Metropolitan District 3, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2022A-1	7.500	12/01/52	1,116,408
855,000		Pinon Pines Metropolitan District No. 3, El Paso County, Colorado, General Obligation Limited Tax Convertible Capital Appreciation Bonds, Series 2025	5.875	12/01/54	771,473
6,965,000		Pioneer Community Authority Board (Weld County, Colorado), Special Revenue Bonds, Series 2022	6.500	12/01/34	6,807,838
3,665,000		Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017	5.000	12/01/42	3,699,178
2,000,000		Rampart Range Metropolitan District 5, Lone Tree, Douglas County, Colorado, Limited Tax Supported and Special Revenue Bonds, Series 2021	4.000	12/01/41	1,814,984
1,000,000	(b)	Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado, General Obligation Bonds, Limited Tax & Special Revenue, Series 2025	6.125	12/01/54	1,000,097
1,000,000		Redtail Ridge Metropolitan District, City of Louisville, Boulder County, Colorado, General Obligation Limited Tax Capital Appreciation Turbo Bonds, Series 2025	0.000	12/01/32	622,293
996,000	(b)	Ridge at Johnstown Metropolitan District 8, Larimer County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024	5.875	12/01/44	951,619
2,320,000		Silverstone Metropolitan District 3, Weld County, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2023	7.750	12/01/45	2,369,987
1,215,000		SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016	5.000	12/01/30	1,215,999
500,000	(b),(f)	St. Vrain Lakes Metropolitan District 4, Weld County, Colorado, General Obligation Bonds, Firestone Convertible Capital Appreciation Limited Tax Series 2024A	0.000	09/20/54	351,066
510,000	(b)	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Second Lien Series 2025A-2	6.250	12/01/55	518,838
502,000		Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported District 2, Subordinate Series 2020B	7.125	12/15/50	514,319
2,350,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.000	12/01/40	2,351,945
2,300,000		Sterling Ranch Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2020	5.125	12/01/50	2,215,769
1,000,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Convertible Capital Appreciation Series 2021A-2	5.500	12/01/51	811,033
1,270,000		Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado, General Obligation Limited Bonds, Series 2021A-1	5.000	12/01/41	1,101,768
5,000,000	(f)	Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2	0.000	12/01/50	4,304,826
10,000,000		Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1	5.375	12/01/50	9,513,934
1,500,000		Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021	5.000	12/01/51	1,333,630

166	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COLORADO (continued)
$2,200,000	(b),(f)	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited Tax Bonds, Series 2024A-2	0.000%	12/01/54	$ 1,430,242
630,000	(b)	West Globeville Metropolitan District 1, Denver, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2024	5.750	12/01/44	625,037
2,000,000	(b)	Windler Public Improvement Authority, Aurora, Colorado, Limited Tax Supported Revenue Bonds, Series 2021A-1	4.125	12/01/51	1,567,529
937,000		Woodmen Heights Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Taxable Converting to Tax-Exempt Refunding Subordinate Series 2020B-1	6.250	12/15/40	933,064
		TOTAL COLORADO			134,944,338

		CONNECTICUT - 0.6% (0.4% of Total Investments)
1,325,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/34	1,348,701
1,250,000		Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A	4.000	07/01/36	1,263,750
1,255,000		Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2016B-1	2.950	11/15/31	1,237,771
		TOTAL CONNECTICUT			3,850,222

		DELAWARE - 0.9% (0.6% of Total Investments)
500,000	(b)	Bridgeville, Delaware, Special Obligation Bonds, Heritage Shores Special Development District, Series 2024	5.625	07/01/53	509,399
2,945,000	(c)	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, NRG Energy Project, Refunding Series 2020A, (Mandatory Put 10/01/35)	4.000	10/01/45	2,976,825
500,000	(g)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B, (UB)	4.600	07/01/44	509,530
500,000	(g)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B, (UB)	4.650	07/01/49	500,538
955,000	(g)	Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, Series 2024B, (UB)	4.750	07/01/54	959,921
		TOTAL DELAWARE			5,456,213

		DISTRICT OF COLUMBIA - 0.0% (0.0% of Total Investments)
325,000		District of Columbia Revenue Bonds, Rocketship Education DC Public Charter School Inc., Obligated Group -Issue 3, Series 2024A	5.750	06/01/54	326,096
		TOTAL DISTRICT OF COLUMBIA			326,096

		FLORIDA - 10.4% (7.5% of Total Investments)
1,565,000		Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Ave Maria National Project, Series 2021	3.750	05/01/41	1,400,411
1,195,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A	5.000	06/15/40	1,173,200
1,260,000	(b)	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, South Tech Schools Project, Series 2020A	5.000	06/15/55	1,113,606
1,010,000	(b)	Capital Trust Authority, Florida, Educational Facilities Revenue Bonds, Babcock Neighborhood School Inc Project, Series 2024	5.750	08/15/54	944,172
650,000	(b)	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2025, (AMT)	6.125	10/01/55	676,980
2,950,000	(b)	Currents Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2020B	4.250	05/01/41	2,745,273
240,000		Edgewater West Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area One Series 2024	5.500	05/01/54	235,041
10,000,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Discovery High School Project, Series 2020A	5.000	06/01/55	6,642,188
835,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.000	06/15/33	916,636

See Notes to Financial Statements	167

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$1,000,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.500%	06/15/38	$ 1,074,608
1,000,000	(b)	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2023A	6.625	06/15/43	1,064,832
2,450,000	(b),(c)	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc. Project, Series 2023, (AMT), (Mandatory Put 7/01/26)	6.125	07/01/32	2,470,699
4,240,000	(b)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (Mandatory Put 7/15/28)	12.000	07/15/32	1,554,063
1,300,000	(g)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024 - AGM Insured, (AMT), (UB)	5.000	07/01/44	1,296,335
1,760,000	(g)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Brightline Trains Florida LLC Issue, Series 2024, (AMT), (UB)	5.250	07/01/53	1,756,877
16,155,000	(b),(c)	Florida Development Finance Corporation, Revenue Bonds, Brightline Florida Passenger Rail Expansion Project, Series 2025B, (AMT), (Mandatory Put 6/15/26)	10.000	07/01/57	13,489,425
420,000	(b)	Florida Development Finance Corporation, Student Housing Revenue Bonds, SPP - Tampa I - LLC The Henry Project, Series 2024A-1	5.250	06/01/54	407,441
1,095,000		Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020	4.250	05/01/40	1,055,545
1,500,000		Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020	4.500	05/01/52	1,366,611
2,500,000		Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, (AMT)	5.000	11/15/36	2,500,251
1,000,000		Hammock Reserve Community Development District, Haines City, Florida, Special Assessment Revenue Bonds, Area1 Project, Series 2020	4.000	05/01/51	838,853
415,000		Hobe-Saint Lucie Conservancy District, Florida, Special Assessment Revenue Bonds, Improvement Unit 1A, Series 2024	4.750	05/01/31	431,516
1,240,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Southeast Project, Series 2025	5.000	05/01/35	1,292,304
1,000,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Southeast Project, Series 2025	5.500	05/01/40	1,054,968
445,000		Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Southeast Project, Series 2025	5.800	05/01/45	462,600
340,000		Langley South Community Development District, Florida, Special Assessment Revenue Bonds, Mascotte Assessment Area One Series 2024	5.125	05/01/44	340,121
1,275,000		Langley South Community Development District, Florida, Special Assessment Revenue Bonds, Mascotte Assessment Area One Series 2024	5.400	05/01/55	1,266,340
500,000		Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Refunding Series 2025	5.000	02/01/42	533,725
1,060,000		Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Refunding Series 2025	5.000	02/01/43	1,117,124
465,000		Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Refunding Series 2025	5.000	02/01/44	487,670

168	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		FLORIDA (continued)
$1,225,000	(b)	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Miami Community Charter School Inc Project, Series 2020A	5.000%	06/01/47	$ 1,095,229
880,000		Miami, Florida, Limited Ad Valorem Tax Bonds, Forever Infrastructure Programs Series 2024A	5.500	01/01/49	963,624
870,000	(g)	Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series 2022A, (AMT), (UB)	5.250	10/01/52	889,633
1,360,000		Miami-Dade County, Florida, Special Obligation Bonds, Subordinate Series 2009 - BAM Insured	0.000	10/01/37	886,176
95,000	(b)	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 3 Series 2024	4.750	05/01/31	96,468
235,000	(b)	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 3 Series 2024	5.625	05/01/44	237,445
205,000	(b)	North AR-1 of Pasco Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 5, Series 2024	5.750	05/01/44	210,676
585,000		Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Camping World Stadium, Series 2025	5.250	11/01/41	641,641
720,000		Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Camping World Stadium, Series 2025	5.250	11/01/42	781,517
740,000		Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Camping World Stadium, Series 2025	5.250	11/01/43	795,572
580,000		Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Camping World Stadium, Series 2025	5.250	11/01/44	618,896
900,000		Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Camping World Stadium, Series 2025	5.250	11/01/45	956,288
1,000,000		Sarasota County Public Hospital District, Florida, Hospital Revenue Bonds, Sarasota Memorial Hospital Project, Series 2018	5.000	07/01/41	1,022,837
1,145,000		South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016A	4.000	05/01/44	1,070,206
975,000		Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2025A	5.000	03/01/38	1,072,282
530,000		Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2025A	5.000	03/01/39	579,848
455,000		Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2025A	5.250	03/01/41	498,830
175,000	(b)	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, South Assessment Area Series 2021B	4.625	05/01/36	175,001
425,000		Tradition Community Development District 9, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2021	2.700	05/01/31	399,444
250,000		Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2024	5.000	05/01/44	255,679
250,000	(b)	V-Dana Community Development District, Lee County, Florida, Special Assessment Bonds, Area 2 - 2025 Project, Series 2025	5.375	05/01/45	252,400
805,000	(b)	Village Community Development District 15, Florida, Special Assessment Revenue Bonds, Series 2024	4.800	05/01/55	768,779
		TOTAL FLORIDA			65,977,886

		GEORGIA - 1.7% (1.2% of Total Investments)
1,700,000	(f)	Atlanta Development Authority, Georgia, Economic Development Certificates, Gulch Enterprise Zone Project, Convertible Capital Appreciation Series 2024A-1 Class A	0.000	12/15/48	1,516,713
1,000,000	(b)	Atlanta Development Authority, Georgia, Revenue Bonds, Westside Gulch Area Project, Senior Series 2024A-2	5.500	04/01/39	1,028,363
505,000		Fayette County Development Authority, Georgia, Revenue Bonds, United States Soccer Federation, Inc. Project Series 2024	5.000	10/01/42	531,126
555,000		Fayette County Development Authority, Georgia, Revenue Bonds, United States Soccer Federation, Inc. Project Series 2024	5.000	10/01/43	578,605

See Notes to Financial Statements	169

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		GEORGIA (continued)
$750,000	(b)	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Canterbury Court Project, Series 2019A	5.000%	04/01/47	$ 718,030
500,000		Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2021A - BAM Insured	3.000	02/15/51	369,164
1,000,000		Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc., Series 2017A	4.000	04/01/42	963,879
2,750,000	(b),(c)	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2022C, (Mandatory Put 11/01/27)	4.000	08/01/52	2,766,155
1,365,000	(b)	Savannah-Georgia Convention Center Authority, Convention Center Hotel Second Tier Revenue Bonds, Series 2025B	6.000	06/01/50	1,360,225
750,000	(b)	Savannah-Georgia Convention Center Authority, Convention Center Hotel Second Tier Revenue Bonds, Series 2025B	6.250	06/01/61	753,629
		TOTAL GEORGIA			10,585,889

		HAWAII - 0.1% (0.1% of Total Investments)
500,000	(b)	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University Project, Refunding Series 2024	5.000	07/01/39	490,361
		TOTAL HAWAII			490,361

		IDAHO - 0.3% (0.2% of Total Investments)
535,000	(g)	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2024A, (UB)	4.650	01/01/54	531,502
500,000	(b)	Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Assessment Area Two, Series 2025	6.250	09/01/54	515,534
630,000		Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special Assessment Bonds, Series 2024	6.250	09/01/53	646,783
		TOTAL IDAHO			1,693,819

		ILLINOIS - 4.6% (3.3% of Total Investments)
1,000,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.250	04/01/34	1,104,056
1,055,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.000	04/01/41	1,085,800
1,275,000		Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2023	5.500	04/01/43	1,340,589
120,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/29	126,816
190,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/30	203,785
1,800,000		Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Senior Lien Series 2023A - BAM Insured	5.000	01/01/31	1,959,438
200,000		Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2023B - AGM Insured	5.000	11/01/37	217,801
240,000		Illinois Finance Authority, Revenue Bonds, Dominican University, Refunding Series 2022	5.000	03/01/34	248,211
1,900,000	(b)	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2025A	5.875	09/01/46	1,903,951
875,000	(d)	Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services, Series 2019A	5.000	11/01/49	605,938
815,000		Illinois Finance Authority, Revenue Bonds, Northshore - Edward-Elmhurst Health Credit Group, Series 2022A	5.000	08/15/47	834,374
920,000		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2025A	5.000	08/15/40	1,007,895
805,000		Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2025A	5.000	08/15/41	870,036
2,000,000		Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2018A	5.000	10/01/48	2,015,849
2,500,000		Illinois State, General Obligation Bonds, December Series 2023C	5.000	12/01/47	2,558,948
3,210,000		Illinois State, General Obligation Bonds, May Series 2020	5.750	05/01/45	3,385,098
1,300,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/42	1,399,555
1,205,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/44	1,275,497

170	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		ILLINOIS (continued)
$930,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250%	05/01/45	$ 978,851
930,000		Illinois State, General Obligation Bonds, May Series 2024B	5.250	05/01/49	966,134
3,000,000		Illinois State, General Obligation Bonds, September Series 2025F	5.250	09/01/48	3,122,024
1,800,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	0.000	06/15/39	1,027,981
1,500,000		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2022A	0.000	06/15/40	807,057
		TOTAL ILLINOIS			29,045,684

		INDIANA - 2.5% (1.8% of Total Investments)
1,415,000	(b)	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A	5.875	06/01/55	1,267,588
1,190,000		Indiana Finance Authority, Educational Facilities Revenue Bonds, Depauw University Project, Series 2019	5.000	07/01/37	1,226,413
3,125,000		Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2020, (AMT)	6.750	05/01/39	3,501,999
730,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	5.750	03/01/43	771,944
680,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Senior Series 2023E	6.000	03/01/53	711,263
4,060,000		Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Convention Center Hotel Subordinate Series 2023F-1	7.750	03/01/67	4,495,706
3,770,000	(c)	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, (AMT), (Mandatory Put 6/10/31)	4.400	11/01/45	3,988,357
		TOTAL INDIANA			15,963,270

		IOWA - 0.8% (0.6% of Total Investments)
1,500,000		Iowa Finance Authority, Healthcare Revenue Bonds, Pella Regional Health Center, Series 2025	5.750	12/01/55	1,573,436
2,500,000		Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012	4.750	08/01/42	2,500,013
60,000		Iowa Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Series 2024A	5.000	05/15/39	61,540
75,000		Iowa Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Series 2024A	5.000	05/15/44	73,364
1,250,000		Iowa Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Series 2024A	5.125	05/15/59	1,172,865
		TOTAL IOWA			5,381,218

		KANSAS - 0.1% (0.1% of Total Investments)
305,000	(b)	Garden City, Kansas, Sales Tax Special Obligation Revenue Bonds, Sports of the World Star Bond Project Phase II, Series 2025	4.000	06/01/29	302,262
500,000		Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2024VIII	5.750	05/15/45	487,521
		TOTAL KANSAS			789,783

		KENTUCKY - 1.3% (0.9% of Total Investments)
2,805,000		Bell County, Kentucky, Special Assessment Industrial Building Revenue Bonds, Boone’s Ridge Project, Series 2020	6.000	12/01/40	2,841,592
2,175,000		Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, (AMT)	2.125	10/01/34	1,830,312
1,545,000	(e)	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 133, Series 2025A	5.000	09/01/44	1,672,689
720,000	(e)	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 133, Series 2025A	5.000	09/01/45	773,791
990,000		Newport, Kentucky, Special Obligation Revenue Bonds, Newport Clifton Project, Series 2020B	5.500	12/01/60	839,335
		TOTAL KENTUCKY			7,957,719

See Notes to Financial Statements	171

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		LOUISIANA - 1.4% (1.0% of Total Investments)
$1,150,000	(b)	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A	5.250%	06/01/51	$ 892,448
450,000	(b)	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Refunding Series 2024A	5.000	12/15/43	429,320
925,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.500	09/01/59	943,622
2,380,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.750	09/01/64	2,469,582
1,505,000		Louisiana Publics Facilities Authority, Louisiana, Revenue Bonds, I-10 Calcasieu River Bridge Public-Private Partnership Project, Senior Lien Series 2024, (AMT)	5.000	09/01/66	1,446,397
500,000	(b)	Plaquemines Port, Louisiana, Harbor and Terminal District Facilities Revenue Bonds NOLA Terminal LLC Project Dock and Wharf Series 2024A	9.000	12/01/44	435,029
2,000,000	(b)	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P. Project, Series 2010	6.350	07/01/40	2,177,813
		TOTAL LOUISIANA			8,794,211

		MAINE - 0.3% (0.2% of Total Investments)
215,000	(b),(c)	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2024, (AMT), (Mandatory Put 6/01/35)	4.625	12/01/47	217,329
2,000,000		Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A	5.000	07/01/46	1,876,987
		TOTAL MAINE			2,094,316

		MARYLAND - 0.1% (0.1% of Total Investments)
185,000	(b)	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2022	4.500	06/01/33	189,251
305,000	(b),(c)	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, Core Natural Resources Inc. Project, Refunding Series 2025, (Mandatory Put 3/27/35)	5.000	07/01/48	322,172
		TOTAL MARYLAND			511,423

		MASSACHUSETTS - 0.2% (0.2% of Total Investments)
425,000		Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D	5.000	07/01/44	419,245
980,000		Massachusetts Development Finance Agency, Revenue Bonds, Smith College, Series 2025	4.000	07/01/45	959,567
		TOTAL MASSACHUSETTS			1,378,812

		MICHIGAN - 4.0% (2.8% of Total Investments)
2,884,160	(d)	Detroit City & General Retirement System Service Corporation, Michigan, Certificates of Participation, Taxable Series 2005A - FGIC Insured	4.813	06/15/26	3,118,498
1,295,000		Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Refunding Series 2024	5.000	07/01/48	1,349,235
830,000		Detroit Regional Convention Authority, Michigan, Special Tax Revenue Bonds, Refunding Series 2024C	5.000	10/01/37	915,449
4,971,590	(c)	Detroit, Wayne County, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1	4.000	04/01/44	3,967,516
510,000		Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Second Lien Series 2025C	5.500	07/01/50	555,914
1,275,000		Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Second Lien Series 2025C	5.500	07/01/55	1,381,583
870,000		Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Second Lien Series 2025D	5.500	07/01/50	948,324
860,000		Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Second Lien Series 2025D	5.500	07/01/55	931,891
1,100,000		Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series 2025C	5.250	07/01/50	1,188,674

172	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		MICHIGAN (continued)
$665,000		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Public Lighting Authority Refunding Local Project, Refunding Series 2025A - BAM Insured	5.000%	07/01/41	$ 726,924
690,000		Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Public Lighting Authority Refunding Local Project, Refunding Series 2025A - BAM Insured	5.000	07/01/42	747,260
1,100,000		Michigan Hospital Finance Authority, Hospital Revenue Bonds, Corewell Health, Series 2025A	5.000	08/15/43	1,178,912
1,500,000		Michigan Hospital Finance Authority, Hospital Revenue Bonds, Corewell Health, Series 2025A	5.000	08/15/46	1,582,717
2,230,000	(g)	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2023A, (UB)	5.100	10/01/53	2,284,546
1,720,000		Michigan Strategic Fund, Limited Obligation Revenue Bonds, I-75 Improvement Project, Series 2018, (AMT)	5.000	12/31/43	1,722,526
1,150,000		Southfield Public Schools, County Of Oakland, State Of Michigan, General Obligation Bonds, School Building and Site Series 2025	5.250	05/01/55	1,219,564
1,070,000		Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2023B - AGM Insured, (AMT)	5.250	12/01/37	1,192,222
		TOTAL MICHIGAN			25,011,755

		MINNESOTA - 1.0% (0.7% of Total Investments)
1,000,000		Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A	4.250	02/15/48	935,441
3,745,000	(b)	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2023	5.500	03/01/53	3,705,484
1,140,000		Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hope Community Academy Project, Series 2020A	5.000	12/01/55	830,769
675,000	(b)	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Refunding Series 2025A	5.500	06/01/63	627,514
535,000	(b)	Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy, Refunding Series 2025	5.500	06/01/55	504,675
		TOTAL MINNESOTA			6,603,883

		MISSISSIPPI - 0.5% (0.3% of Total Investments)
1,190,000	(g)	Warren County, Mississippi, Certificates of Participation, Lease Purchase Jail Project Series 2023 - BAM Insured, (UB)	6.000	09/01/48	1,313,017
1,580,000	(g)	Warren County, Mississippi, Certificates of Participation, Lease Purchase Jail Project Series 2023 - BAM Insured, (UB)	6.000	09/01/53	1,732,425
		TOTAL MISSISSIPPI			3,045,442

		MISSOURI - 0.7% (0.5% of Total Investments)
550,000	(b)	Kansas City Industrial Development Authority, Missouri, Economic Activity Tax Revenue Bonds, Historic Northeast Redevelopment Plan Series 2024A-1	5.000	06/01/54	520,609
500,000	(b)	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Truman Medical Center, Inc., Pass-Through Certificate Series 2017	4.250	12/01/42	456,796
1,000,000		Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020 - AGM Insured	5.000	10/01/40	1,055,263
2,625,000		Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Expansion & Improvement Projects Series 2020 - AGM Insured	5.000	10/01/45	2,705,323
		TOTAL MISSOURI			4,737,991

		NEBRASKA - 1.4% (1.0% of Total Investments)
3,750,000	(c)	Central Plains Energy Project, Nebraska, Gas Project Revenue Bonds, Project 5, Series 2022-1, (Mandatory Put 10/01/29)	5.000	05/01/53	3,956,475
4,665,000	(g)	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Social Series 2024C, (UB)	4.700	09/01/49	4,744,824
		TOTAL NEBRASKA			8,701,299

See Notes to Financial Statements	173

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEVADA - 0.4% (0.3% of Total Investments)
$1,832,349	(b),(d)	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2020	6.750%	02/15/38	$ 18
2,400,000	(b),(c)	Director of Nevada State Department of Business and Industry, Revenue Bonds, Brightline West Passenger Rail Project, Series 2025A, (AMT), (Mandatory Put 1/01/33)	9.500	01/01/65	1,920,000
425,000		Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 611 Sunstone Phase I and II, Series 2020	4.000	06/01/40	386,145
		TOTAL NEVADA			2,306,163

		NEW HAMPSHIRE - 1.9% (1.4% of Total Investments)
500,000	(b)	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018B	4.625	11/01/42	446,746
6,200,000	(b)	National Finance Authority, New Hampshire, Special Revenue Bonds, Bridgeland Water & Utility Districts 418,489,492,493,157 & 159, Series 2025	5.875	12/15/33	6,246,330
393,000	(b)	National Finance Authority, New Hampshire, Special Revenue Bonds, Mill Creek Project, Montgomery County, Texas Series 2025	5.950	12/01/31	394,739
1,855,000	(b)	National Finance Authority, New Hampshire, Special Revenue Bonds, The Chambers Creek Project, Montgomery County, Texas Municipal Utility Districts, Capital Appreciation Series 2025	0.000	12/15/32	1,183,174
365,000	(b)	National Finance Authority, New Hampshire, Special Revenue Bonds, Wildflower Project, Denton County, Texas, Capital Appreciation Series 2025	0.000	12/15/33	226,699
4,000,000	(b)	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Group Series 2023	4.000	07/01/37	3,488,317
		TOTAL NEW HAMPSHIRE			11,986,005

		NEW JERSEY - 1.3% (0.9% of Total Investments)
1,285,000	(b)	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A	7.000	06/15/30	1,285,551
650,000	(b)	New Jersey Economic Development Authority, New Jersey, Dock and Wharf Facility Revenue Bonds, Repauno Port & Rail Terminal Project, Series 2025, (AMT)	6.375	01/01/35	675,543
750,000		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A	3.375	07/01/30	741,453
2,935,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2025AA	5.000	06/15/50	3,067,406
1,655,000		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2025AA	5.250	06/15/50	1,770,978
490,000		Passaic County Improvement Authority, New Jersey, Charter School Revenue Bonds, Paterson Charter School for Science and Technology, Inc. Project, Series 2025	4.500	07/01/40	493,264
		TOTAL NEW JERSEY			8,034,195

		NEW MEXICO - 1.1% (0.8% of Total Investments)
6,927,000	(b)	Winrock Town Center Tax Increment Development District 1, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Subordinate Lien Series 2020	8.000	05/01/40	6,932,320
		TOTAL NEW MEXICO			6,932,320

		NEW YORK - 9.7% (6.9% of Total Investments)
1,240,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023	7.250	06/01/55	1,292,210
5,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1	5.500	06/01/55	4,395,332
1,270,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/40	1,194,255
3,000,000	(b)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1	5.000	06/01/55	2,442,937
955,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.250	11/01/42	1,014,423

174	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$770,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.250%	11/01/43	$ 810,763
150,000		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Medical Center, Series 2024	5.500	11/01/47	157,414
450,000		Dormitory Authority of the State of New York, Revenue Bonds, White Plains Hospital, Series 2024	5.250	10/01/49	458,727
7,630,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/32	7,714,710
1,095,000		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B	5.000	07/01/35	1,105,397
750,000		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C	5.625	01/01/55	682,442
1,000,000	(g)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024A-1, (UB)	4.650	11/01/49	1,008,514
1,720,000	(g)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024A-1, (UB)	4.750	11/01/54	1,726,523
975,000	(g)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024B-1-A, (UB)	4.750	11/01/54	978,698
410,000	(b)	New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Class F Series 2024	5.250	12/15/31	422,925
140,000		New York City Housing Development Corporation, New York, Multi-Family Mortgage Revenue Bonds, 8 Spruce Street, Taxable Class E Series 2024	4.375	12/15/31	143,261
450,000		New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing Sustainability Green Series 2024C	4.000	12/15/39	453,322
630,000		New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing Sustainability Green Series 2024C	4.300	12/15/44	622,911
2,500,000		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, (AMT)	5.000	07/01/41	2,500,164
8,055,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.250	08/01/31	8,428,973
3,400,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, (AMT)	5.375	08/01/36	3,552,154
4,295,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, (AMT)	5.500	06/30/54	4,393,864
395,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.500	06/30/39	421,184
165,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.500	06/30/40	174,622
215,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT)	5.500	06/30/43	226,313
240,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023 - AGM Insured, (AMT)	5.500	06/30/44	251,454

See Notes to Financial Statements	175

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		NEW YORK (continued)
$845,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	6.000%	06/30/54	$ 882,263
3,315,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023, (AMT)	5.375	06/30/60	3,332,969
3,000,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, (AMT)	5.000	10/01/40	3,047,770
1,600,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	6.000	04/01/35	1,767,140
2,805,000		New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, (AMT)	5.625	04/01/40	2,946,881
1,370,000	(g)	Triborough Bridge and Tunnel Authority, New York, Real Estate Transfer Tax Revenue Bonds, MTA Bridges and Tunnels, TBTA Capital Lockbox Fund, Series 2025A, (UB)	5.250	12/01/54	1,452,304
1,280,000		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023	6.250	11/01/52	1,294,283
		TOTAL NEW YORK			61,297,102

		NORTH CAROLINA - 0.1% (0.1% of Total Investments)
370,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2021	4.000	09/01/46	310,130
230,000		North Carolina Medical Care Commission, Retirement Facility Revenue Bonds, Penick Village Project First Mortgage Series 2024A	5.500	09/01/54	229,323
		TOTAL NORTH CAROLINA			539,453

		NORTH DAKOTA - 0.2% (0.2% of Total Investments)
1,500,000		North Dakota Housing Finance Agency, Home Mortgage Program Revenue Bonds, Social Series 2024D	4.500	07/01/44	1,519,214
		TOTAL NORTH DAKOTA			1,519,214

		OHIO - 1.8% (1.3% of Total Investments)
1,995,000		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2	5.000	06/01/55	1,674,571
550,000		Dayton-Montgomery County Port Authority, Ohio, Development Revenue Bonds, Dayton Regional Stem Schools Inc. Project, Series 2024	5.000	12/01/44	558,067
400,000		Dayton-Montgomery County Port Authority, Ohio, Development Revenue Bonds, Dayton Regional Stem Schools Inc. Project, Series 2024	5.000	12/01/60	397,270
675,000		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2025A	5.500	08/01/42	719,790
1,270,000		Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2025A	5.500	08/01/43	1,341,795
3,450,000	(b),(c)	Jefferson County Port Authority, Ohio, Economic Development Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2023, (AMT), (Mandatory Put 12/01/28)	5.000	12/01/53	3,539,178
400,000		Montgomery County, Ohio, Health Care Facilities Revenue Bonds, Solvita Project Refunding and Improvement Series 2024	5.250	09/01/49	413,172
500,000		Montgomery County, Ohio, Health Care Facilities Revenue Bonds, Solvita Project Refunding and Improvement Series 2024	5.250	09/01/54	513,773
250,000	(b)	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Silver Birch of Mansfield Project, Series 2024	6.000	01/01/45	250,433
620,000	(g)	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Social Series 2024A, (UB)	4.650	09/01/54	619,966

176	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		OHIO (continued)
$ 1,010,000		University of Cincinnati, Ohio, General Receipts Bonds, Series 2025A	5.250%	06/01/43	$ 1,095,368
		TOTAL OHIO			11,123,383

		OKLAHOMA - 0.4% (0.3% of Total Investments)
300,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/52	301,264
1,280,000		Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B	5.500	08/15/57	1,282,778
1,000,000		Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 2025, (AMT)	6.250	12/01/35	1,154,170
		TOTAL OKLAHOMA			2,738,212

		OREGON - 0.2% (0.1% of Total Investments)
1,165,000		Astoria Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Columbia Memorial Hospital Project, Series 2024	5.250	08/01/49	1,179,892
		TOTAL OREGON			1,179,892

		PENNSYLVANIA - 5.6% (4.0% of Total Investments)
700,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A - AGM Insured, (AMT)	5.250	01/01/39	761,549
700,000		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A - AGM Insured, (AMT)	5.500	01/01/43	751,844
1,000,000		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A	4.000	07/15/37	1,011,911
870,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021	6.000	05/01/42	910,348
3,000,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017	5.000	05/01/42	3,011,824
1,625,000	(b)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023	6.250	05/01/42	1,636,229
1,000,000	(b)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2017	5.125	10/15/41	706,782
2,000,000	(b)	Dauphin County General Authority, Pennsylvania, Revenue Bonds, Harrisburg University of Science & Technology Project, Series 2020	6.250	10/15/53	1,447,728
9,000,000		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-2	5.000	02/15/39	9,126,603
1,000,000	(b)	Lehigh County Industrial Development Authority, Pennsylvania, Revenue Bonds, Provident Group -Lehigh Valley International Airport Hotel Project First Tier Series 2025A-2	5.750	01/01/65	976,880
1,065,000	(b)	Lehigh County Industrial Development Authority, Pennsylvania, Revenue Bonds, Provident Group -Lehigh Valley International Airport Hotel Project Second Tier Series 2025C	6.750	01/01/65	1,041,730
1,300,000	(a),(d)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A	10.000	12/01/31	130
300,000	(c)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, PPL Energy Supply, LLC Project, Refunding Series 2009C, (Mandatory Put 6/01/27)	5.250	12/01/37	302,714
2,960,000		Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B - BAM Insured	0.000	01/01/45	1,195,662
2,040,000		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2017A	4.000	11/15/42	1,903,574
3,000,000	(g)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2023-143A, (UB)	5.450	04/01/51	3,147,023

See Notes to Financial Statements	177

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		PENNSYLVANIA (continued)
$340,000	(g)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-144A, (UB)	4.450%	10/01/44	$ 342,906
1,850,000	(g)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-144A, (UB)	4.600	10/01/49	1,837,715
2,545,000	(g)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2024-145A, (UB)	4.750	10/01/49	2,558,288
2,545,000	(g)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2025-148A, (UB)	4.800	10/01/55	2,565,324
		TOTAL PENNSYLVANIA			35,236,764

		PUERTO RICO - 6.9% (4.9% of Total Investments)
5,950,000		Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A	0.000	05/15/57	281,956
3,500,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	5.000	07/01/37	3,620,571
6,500,000	(b)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B	4.000	07/01/42	5,937,656
8,000,000	(d)	Puerto Rico Electric Power Authority, Revenue Bonds, Series 2010XX	5.250	07/01/40	4,992,772
409,281		Puerto Rico Highway and Transportation Authority Highway Revenue Bonds Series 2022	5.250	07/01/38	409,371
2,150,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1	4.550	07/01/40	2,135,296
1,000,000		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2	4.784	07/01/58	942,153
10,450,945		Puerto Rico, GDB Debt Recovery Authority Commonwealth Bonds, Taxable Series 2018	7.500	08/20/40	10,184,369
9,014,471		Puerto Rico, General Obligation Bonds, Clawback Highway Transportation Authority Claims Taxable Series 2022	0.000	11/01/51	6,096,036
4,570,000		Puerto Rico, General Obligation Bonds, Commonwealth Clawback CVIS Taxable Series 2022	0.000	11/01/51	1,548,088
4,128,207		Puerto Rico, General Obligation Bonds, Commonwealth Clawback CVIS Taxable Series 2022	0.000	11/01/51	1,997,020
1,029,483		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	0.000	07/01/33	743,862
64		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/35	63
1,117,147		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/37	1,070,109
85		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1	4.000	07/01/41	78
5,657,155		Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable Series 2022	0.000	11/01/43	3,620,579
		TOTAL PUERTO RICO			43,579,979

		SOUTH CAROLINA - 0.7% (0.5% of Total Investments)
1,000,000		South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Columbia College, Refunding Series 2020A	5.625	10/01/40	967,561
1,000,000	(b)	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Horse Creek Academy Project, Series 2021A	5.000	11/15/55	867,579
2,170,000		South Carolina Jobs-Economic Development Authority, Health Care Facilities Revenue Bonds, Novant Health Group, Series 2024A	5.500	11/01/49	2,320,627
250,000		South Carolina Jobs-Economic Development Authority, Healthcare Revenue Bonds, Beaufort Memorial Hospital & South of Broad Healthcare Project, Series 2024	5.500	11/15/44	255,475
		TOTAL SOUTH CAROLINA			4,411,242

178	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TENNESSEE - 2.1% (1.5% of Total Investments)
$410,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250%	12/01/40	$ 458,023
485,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/41	535,653
1,395,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/42	1,524,826
1,195,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/43	1,292,977
2,205,000		Chattanooga Health, Educational and Housing Facility Board, Tennessee, Health System Revenue Bonds, Erlanger Health Series 2024	5.250	12/01/44	2,368,116
650,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University, Series 2023	5.000	05/01/40	700,755
2,705,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2023A	5.000	07/01/28	2,846,284
2,905,000		Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2023A	5.000	07/01/33	3,287,763
		TOTAL TENNESSEE			13,014,397

		TEXAS - 7.6% (5.4% of Total Investments)
500,000	(b)	Abilene Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Second-Lien Series 2021B	5.000	10/01/50	432,381
1,190,000		Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks Academies, Series 2021A	4.000	06/15/31	1,127,099
500,000		Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Brooks Academies, Series 2021A	5.000	06/15/51	411,072
1,835,000		Austin, Texas, Certificates of Obligation, Series 2025	5.000	09/01/40	2,061,196
725,000		Austin, Texas, General Obligation Bonds, Refunding & Public Improvement Series 2025	5.000	09/01/43	790,360
325,000	(b)	Buda, Texas, Special Assessment Revenue Bonds, Persimmon Public improvement District Improvement Area 1 Project, Series 2025	5.875	09/01/45	325,408
500,000	(b)	Buda, Texas, Special Assessment Revenue Bonds, Persimmon Public improvement District Major Improvement Area Project, Series 2025	6.750	09/01/55	496,772
2,370,000		Chambers County Justice Center Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2024	5.500	06/01/49	2,535,222
3,720,000		Chambers County Justice Center Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2024	5.500	06/01/55	3,956,132
225,000	(b)	City of Midlothian, Texas, Westside Preserve Public Improvement District Improvement Area #1 Project Special Assessment Revenue Bonds Series 2022	4.750	09/15/32	230,385
225,000	(b)	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Valor Education Foundation, Series 2024A	6.000	06/15/54	209,406
325,000	(b)	Denton County, Texas, Special Assessment Revenue Bonds, Green Meadows Public Improvement District Major Improvement Area Project, Series 2025	6.125	12/31/55	336,743
215,000	(b)	Denton County, Texas, Special Assessment Revenue Bonds, Green Meadows Public Improvement District, Improvement Area 1 Project, Series 2025	5.375	12/31/45	222,591
1,280,000		Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B	4.750	11/01/42	1,280,083
570,000		Galveston, Texas, Wharves and Terminal First Lien Revenue Bonds, Series 2023, (AMT)	6.000	08/01/43	621,691
1,000,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal Improvements Project, Series 2024B, (AMT)	5.500	07/15/36	1,100,089

See Notes to Financial Statements	179

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		TEXAS (continued)
$1,000,000		Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal Improvements Project, Series 2024B, (AMT)	5.500%	07/15/38	$ 1,086,562
5,610,000		Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Refunding Series 2021 - AGM Insured, (AMT)	4.000	11/01/38	5,611,759
500,000	(b)	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Thunder Rock Public Improvement District Improvement Area 1 Project, Series 2021	4.125	09/01/41	446,150
1,500,000		Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1	4.000	06/01/30	1,500,585
625,000	(b)	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 3 Project, Series 2021	3.625	09/15/41	530,832
500,000	(b)	Mesquite, Texas, Special Assessment Revenue Bonds, Solterra Public Improvement District Improvement Area A-1 Projects, Series 2023	5.500	09/01/43	514,192
270,000	(c)	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Graphic Packaging International, LLC Project, Green Series 2025, (AMT), (Mandatory Put 6/01/30)	5.000	12/01/64	281,053
375,000	(b)	Mission Economic Development Corporation, Texas, Utility Revenue Bonds, Permian Basin Water Resources Project, Series 2025A, (AMT)	6.750	08/15/45	386,752
1,025,000	(b)	Mission Economic Development Corporation, Texas, Utility Revenue Bonds, Permian Basin Water Resources Project, Series 2025A, (AMT)	7.000	08/15/60	1,061,429
4,175,000	(b)	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Southwest Preparatory School, Series 2020A	5.000	08/15/50	3,731,349
3,360,000		Pflugerville, Travis and Williamson Counties, Texas, Certificates of Obligation, Combination Tax and Revenue Limited Series 2023	5.250	08/01/55	3,573,003
450,000	(b)	Pilot Point, Denton, Grayson, and Cooke Counties, Texas, Special Assessment Revenue Bonds, Bryson Ranch Public Improvement District Zone A Improvement Area 1 Project, Series 2025	6.125	09/15/45	466,326
185,000	(b)	Pilot Point, Denton, Grayson, and Cooke Counties, Texas, Special Assessment Revenue Bonds, Bryson Ranch Public Improvement District Zone A Improvement Area 1 Project, Series 2025	7.125	09/15/55	191,261
8,845,000	(b)	Port Beaumont Industrial Development Authority, Texas, Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021B	4.100	01/01/28	7,976,676
155,000	(b)	Princeton, Texas, Special Assessment Revenue Bonds, Winchester Crossing Public Improvement District 3 Project, Series 2024	5.125	09/01/44	150,425
1,900,000	(b)	Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement District 1 Major Improvement Area Project, Series 2020	5.375	09/15/40	1,955,898
555,000		Spring Independent School District, Hardin County, Texas, General Obligation Bonds, School Building and Refunding Series 2025	5.250	08/15/45	610,806
475,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.375	06/30/38	502,640
465,000		Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Refunding Series 2023, (AMT)	5.500	06/30/41	488,643
700,000		Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH- 635 Managed Lanes Project, Refunding Series 2020A	4.000	06/30/40	670,991
		TOTAL TEXAS			47,873,962

180	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		UTAH - 2.4% (1.7% of Total Investments)
$205,000	(b)	Black Desert Public Infrastructure District, Washington County, Utah, Special Assessment Bonds, Black Desert Assessment Area 1, Series 2024	5.625%	12/01/53	$ 207,260
500,000	(b),(f)	Mida Cormont Public Infrastructure District, Utah, Limited Tax General Obligation Bonds, Series 2025A-2	0.000	06/01/55	423,120
5,000,000	(b)	Nordic Village Public Infrastructure District 1, Weber County, Utah, Limited Tax General Obligation and Special Revenue Bonds, Series 2025	6.500	03/01/55	5,129,816
500,000	(b)	Red Bridge Public Infrastructure District 1, Utah, Limited Tax General Obligation Bonds, Series 2021A	4.125	02/01/41	427,534
1,000,000	(b)	Ridges Estates Infrastructure Financing District, Utah, Special Assessment Bonds, Alpine Hollow Assessment Area, Series 2025	6.250	12/01/53	1,035,356
1,400,000	(b)	Tech Ridge Public Infrastructure District, St. George, Washington County, Utah, Special Assessment and Tax Increment Bonds, Tech Ridge Assessment Area, Series 2025	6.250	12/01/54	1,442,226
935,000	(b)	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School Project, Series 2020A	5.125	07/15/51	782,901
1,150,000	(g)	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2024C, (UB)	4.650	01/01/49	1,150,303
1,685,000	(b)	Verk Industrial Regional Public Infrastructure District, Utah, Tax Differential Revenue Bonds, Series 2025	6.625	09/01/47	1,768,940
500,000	(b)	Wakara Ridge Public Infrastructure District, Utah, Special Assessment Bonds, Wakara Ridge Assessment Area, Series 2025	5.625	12/01/54	512,128
2,540,000	(b)	Wohali Public Infrastructure District 1, Utah, Special Assessment Revenue Bonds, Assessment Area 1 Series 2023	7.000	12/01/42	2,080,683
		TOTAL UTAH			14,960,267

		VIRGIN ISLANDS - 0.9% (0.6% of Total Investments)
2,365,000		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A	5.000	10/01/32	2,466,042
1,250,000	(b)	Virgin Islands Public Finance Authority, Revenue Bonds, Frenchman’s Reef Hotel Development Hotel Occupancy Series 2024A	6.000	04/01/53	1,284,291
750,000		Virgin Islands Transportation & Infrastructure Corporation, Virgin Islands, Grant Anticipation Revenue Bonds, Federal Highway Grant Anticipation Revenue Loan Note, Series 2025	5.000	09/01/42	802,566
1,000,000	(b)	West Indian Company Limited, Virgin Islands, Port Facilities Revenue Bonds WICO Financing Series 2022A	6.125	10/01/42	974,910
		TOTAL VIRGIN ISLANDS			5,527,809

		VIRGINIA - 0.7% (0.5% of Total Investments)
1,640,000	(b)	Cherry Hill Community Development Authority, Virginia, Special Assesment Bonds, Potomac Shores Project, Series 2015	5.400	03/01/45	1,641,073
1,600,000		Virginia Small Business Financing Authority, Revenue Bonds, Elizabeth River Crossing OPCO, LLC Project, Refunding Senior Lien Series 2022, (AMT)	4.000	01/01/40	1,545,153
985,000	(b)	Virginia Small Business Financing Authority, Tourism Development Financing Program Revenue Bonds, Virginia Beach Oceanfront South Hotel Project, Senior Series 2020A-1	8.000	10/01/43	987,098
		TOTAL VIRGINIA			4,173,324

		WASHINGTON - 2.7% (1.9% of Total Investments)
1,370,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/43	1,442,535
1,390,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/44	1,455,768
1,600,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/45	1,670,854
940,000		Port of Seattle, Washington, General Obligation Bonds, Limited Tax Series, Refunding 2024A, (AMT)	5.000	06/01/46	981,341
550,000		Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2025A	5.000	09/01/45	573,981
2,000,000		Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2025A	5.250	09/01/50	2,086,379

See Notes to Financial Statements	181

Portfolio of Investments October 31, 2025
(continued)
NDMO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WASHINGTON (continued)
$1,770,000		Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D	5.000%	10/01/41	$ 1,771,411
1,915,000	(c)	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2021B, (Mandatory Put 10/01/30)	4.000	10/01/42	1,974,847
5,575,414		Washington State Housing Finance Commission, Social Municipal Certificates Multifamily Revenue Bonds, Series 2023-1 Class A	3.375	04/20/37	5,272,324
		TOTAL WASHINGTON			17,229,440

		WEST VIRGINIA - 0.7% (0.5% of Total Investments)
100,000	(b)	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue Bonds, University Town Centre Economic Opportunity Development District, Subordinate Improvement Series 2023A	7.000	06/01/43	104,842
700,000		Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, The Highlands Project, Refunding & Improvement Series 2024	5.250	06/01/53	703,245
3,660,000	(b),(d)	West Virginia Economic Development Authority, Dock and Wharf Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project, Series 2020	0.000	12/01/40	1,859,245
200,000	(b),(c)	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Core Natural Resources, INC Project, AMT Series 2025, (AMT), (Mandatory Put 3/27/35)	5.450	01/01/55	214,812
700,000	(b),(c)	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Core Natural Resources, INC Project, AMT Series 2025, (AMT), (Mandatory Put 5/15/32)	4.625	04/15/55	711,740
1,035,000		West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System, Improvement Series 2023A	5.000	06/01/41	1,105,860
		TOTAL WEST VIRGINIA			4,699,744

		WISCONSIN - 7.2% (5.2% of Total Investments)
2,870,000	(b),(d)	Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub North LLC Renewable Natural Gas Production Plant Project, Series 2021A	5.500	12/01/32	2,225,015
6,350,000	(b)	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Freedom Classical Academy Inc., Series 2020A	5.000	01/01/56	5,306,734
390,000		Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North East Carolina Preparatory School Project, Refunding Series 2024A	5.000	06/15/44	389,843
1,360,000	(b)	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2025	6.150	01/01/55	1,363,852
2,265,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, Bonnie Cone Classical Academy, Series 2024	5.500	06/15/49	1,889,151
175,000		Public Finance Authority of Wisconsin, Education Revenue Bonds, Shining Rock Classical Academy, Series 2022A	6.125	06/15/57	155,363
1,000,000	(b)	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2021A	5.000	06/01/56	818,620
455,000		Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cornerstone Charter Academy Series 2024	5.000	02/01/54	448,092
1,000,000	(b)	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2021	5.000	08/01/51	713,428
2,000,000		Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A	5.000	02/01/52	2,002,588
1,670,000	(b)	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B	5.625	02/01/46	1,709,654
2,000,000	(b)	Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series 2022B	6.000	02/01/62	2,057,212
5,000,000	(b)	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017	7.000	12/01/50	4,000,000

182	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		WISCONSIN (continued)
$3,000,000	(b)	Public Finance Authority of Wisconsin, Multifamily Housing Revenue Bonds, Promenade Apartments Project, Series 2024	6.250%	02/01/39	$ 3,059,240
1,000,000	(c)	Public Finance Authority of Wisconsin, Pollution Control Revenue Bonds, Duke Energy Progress Project, Refunding Series 2022B, (Mandatory Put 10/01/30)	4.000	10/01/46	1,024,861
1,025,000	(b)	Public Finance Authority of Wisconsin, Revenue Bonds, Revolution Academy, Refunding Series 2023A	6.250	10/01/58	1,042,035
1,500,000		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, (AMT)	4.000	07/01/41	1,365,517
500,000		Public Finance Authority of Wisconsin, Revenue Bonds, Sky Harbour LLC Obligated Group Aviation Facilities Project, Series 2021, (AMT)	4.250	07/01/54	415,879
865,000		Public Finance Authority of Wisconsin, Revenue Bonds, Triad Educational Services, Inc. Math & Science Academy, Series 2025	5.500	06/15/55	869,572
750,000		Public Finance Authority of Wisconsin, Revenue Bonds, Triad Educational Services, Inc. Math & Science Academy, Series 2025	5.250	06/15/65	717,344
510,000		Public Finance Authority of Wisconsin, Revenue Bonds, Triad Educational Services, Inc. Math & Science Academy, Series 2025	5.400	06/15/65	500,047
100,000	(a),(d)	Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC Agribusiness LLC Project, Series 2022B	15.000	12/31/25	10
1,000,000		Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2024A	5.000	06/15/64	958,532
500,000	(b)	Public Finance Authority, Wisconsin, Revenue Bonds, Two Step Project, Series 2024	0.000	12/15/34	291,091
1,000,000	(b)	Public Finance Authority, Wisconsin, Tax Increment Revenue Senior Bonds, World Center Project Series 2024A	5.000	06/01/41	1,017,085
500,000	(b)	Public Finance Authority, Wisconsin, Tax Increment Revenue Subordinate Bonds, World Center Project Series 2024B	8.000	06/15/42	507,887
4,460,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	06/30/60	4,609,346
3,320,000		Public Finance Authority, Wisconsin, Toll Revenue Bonds, Georgia SR 400 Express Lanes Project, Senior Lien Series 2025	5.750	12/31/65	3,441,333
150,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Phase 2 Project, Series 2024	5.450	10/01/39	157,776
2,500,000		Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A	4.000	04/01/39	2,483,915
		TOTAL WISCONSIN			45,541,022

		TOTAL MUNICIPAL BONDS (Cost $900,717,086)			873,470,250

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (0.0% of Total Investments)

		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
128,676	(a),(d),(h)	KDC Agribusiness Fairless Hills LLC	12.000	09/17/26	13
		TOTAL CAPITAL GOODS			13

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $128,676)			13

		TOTAL LONG-TERM INVESTMENTS (Cost $909,942,839)			883,975,170

		FLOATING RATE OBLIGATIONS - (4.2)%			(26,490,000)

		MFP SHARES, NET - (37.9)%(i)			(239,699,941)

		OTHER ASSETS & LIABILITIES, NET - 2.2%			14,092,657

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$631,877,886

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

See Notes to Financial Statements	183

Portfolio of Investments October 31, 2025
(continued)
NDMO

AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

(a)	For fair value measurement disclosure purposes, investment classified as Level 3.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $290,326,945 or 32.8% of Total Investments.

(c)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	When-issued or delayed delivery security.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the fiscal period.
(g)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(h)
Senior loan received as part of the bondholder funding agreement during June 2023 for Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2021A, 10.000%, 12/01/31.

(i)	MFP Shares, Net as a percentage of Total Investments is 27.1%.

184	See Notes to Financial Statements

Statement of Assets and Liabilities

October 31, 2025	NVG	NZF	NMZ	NMCO	NDMO
ASSETS

Long-term investments, at value †	$4,548,412,157	$4,082,856,318	$1,981,226,271	$1,003,518,607	$883,975,170
Affiliated investments, at value ++	-	-	16,871,355	-	-
Short-term investments, at value à	87,320,000	-	-	-	-
Cash	1,677,322	-	917,781	1,282,061	4,074,322
Receivables:
Interest	61,010,899	59,393,942	45,216,571	21,930,938	21,839,947
Investments sold	17,685,212	5,675,270	5,004,158	129,000	4,365,900
Reimbursement from Adviser	-	-	414,568	380,348	78,400
Shares sold	-	-	-	12,361	-
Sale of Vistra Vision interest #(1)	24,277,951	54,297,066	26,953,000	30,840,243	-
Deferred offering costs	-	-	88,024	138,418	106,399
Other	1,229,134	424,016	78,841	102,164	24,616

Total assets	4,741,612,675	4,202,646,612	2,076,770,569	1,058,334,140	914,464,754
LIABILITIES
Cash overdraft	-	3,022,744	-	-	-
Borrowings	-	12,600,000	-	10,400,000	-
Floating rate obligations	181,610,000	359,000,000	454,899,000	36,535,000	26,490,000
AMTP Shares, Net *	-	-	356,658,593	-	-
MFP Shares, Net **	516,132,990	640,192,593	-	403,403,150	239,699,941
VRDP Shares, Net ***	1,234,215,958	673,968,847	-	-	-
Payables:
Management fees	2,379,865	2,115,648	1,078,334	777,192	632,508
Dividends	15,941,976	14,602,513	7,488,658	3,525,968	3,441,993
Interest	1,831,367	4,132,705	4,103,914	343,204	177,519
Investments purchased - regular settlement	-	-	3,590,488	-	-
Investments purchased - when-issued/delayed-delivery settlement	25,003,393	-	1,007,000	-	11,939,982
Offering costs	-	-	2,705	-	-
Vistra Vision sale transactions costs (1)	587,186	1,313,228	651,882	745,902	-
Accrued expenses:
Custodian fees	319,833	256,580	151,505	86,450	87,598
Investor relations fees	28,863	14,791	912	3,851	3,298
Trustees fees	458,860	338,447	90,559	38,705	34,241
Professional fees	33,290	30,150	12,614	24,189	34,586
Shareholder reporting expenses	42,841	40,147	19,665	14,965	12,973
Shareholder servicing agent fees	16,163	10,472	4,117	7,898	7,900
Other	16,999	11,812	14,606	8,604	24,329

Total liabilities	1,978,619,584	1,711,650,677	829,774,552	455,915,078	282,586,868

Commitments and contingencies (2)

Net assets applicable to common shares	$2,762,993,091	$2,490,995,935	$1,246,996,017	$602,419,062	$631,877,886

Common shares outstanding	213,522,362	193,729,050	117,500,107	55,178,022	59,630,783

Net asset value (“NAV”) per common share outstanding	$12.94	$12.86	$10.61	$10.92	$10.60

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$2,135,224	$1,937,291	$1,175,001	$551,780	$596,308
Paid-in capital	2,960,814,243	2,669,806,231	1,499,969,597	804,934,373	806,492,540
Total distributable earnings (loss)	(199,956,376)	(180,747,587)	(254,148,581)	(203,067,091)	(175,210,962)

Net assets applicable to common shares	$2,762,993,091	$2,490,995,935	$1,246,996,017	$602,419,062	$631,877,886
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
† Long-term investments, cost	$4,645,688,721	$3,998,149,557	$2,069,031,204	$1,089,668,352	$909,942,839
++ Affiliated investments, cost	$-	$-	$16,995,750	$-	$-
à Short-term investments, cost	$87,320,000	$-	$-	$-	$-
* AMTP Shares, liquidation preference	$-	$-	$357,000,000	$-	$-
** MFP Shares, liquidation preference	$517,400,000	$641,000,000	$-	$404,000,000	$240,000,000
*** VRDP Shares, liquidation preference	$1,236,600,000	$677,000,000	$-	$-	$-
# Net of discount of	$941,007	$2,104,539	$1,044,558	$1,195,359	$-

See Notes to Financial Statements

Statement of Assets and Liabilities
(continued)

(1)	Refer to Note 4 of the Notes to Financial Statements for more information.
(2)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended October 31, 2025	NVG	NZF	NMZ	NMCO	NDMO

INVESTMENT INCOME
Dividends from affiliated investments	$—	$—	$430,568	$—	$—
Interest	225,016,461	209,296,210	110,745,150	62,530,309	47,515,137
Total investment income	225,016,461	209,296,210	111,175,718	62,530,309	47,515,137

EXPENSES
Management fees	28,134,456	25,051,299	12,621,476	9,286,702	7,524,982
Shareholder servicing agent fees	130,206	77,655	23,674	13,957	14,001
Interest expense and amortization of offering costs	58,467,322	61,949,158	29,042,832	16,565,194	9,837,028
Trustees fees	162,357	137,466	57,297	36,815	31,452
Custodian expenses, net	314,242	247,809	180,118	97,774	84,804
Excise tax liability expense	34,261	48,102	68,095	101,635	143,075
Investor relations expenses	528,503	482,936	186,211	97,981	114,649
Liquidity fees	9,311,542	1,206,130	—	758,217	—
Professional fees	188,745	219,080	236,115	367,841	98,680
Remarketing fees	2,604,469	73,811	—	101,389	—
Shareholder reporting expenses	123,448	119,393	55,649	31,018	33,286
Stock exchange listing fees	67,525	61,263	39,928	17,331	—
Other	306,700	111,836	61,303	67,306	39,449
Total expenses	100,373,776	89,785,938	42,572,698	27,543,160	17,921,406

Net investment income (loss)	124,642,685	119,510,272	68,603,020	34,987,149	29,593,731

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(9,876,529)	(2,837,363)	(14,866,811)	(9,782,612)	(3,687,417)
Futures contracts	—	—	—	—	(1,339,615)
Net realized gain (loss)	(9,876,529)	(2,837,363)	(14,866,811)	(9,782,612)	(5,027,032)

Change in unrealized appreciation (depreciation) on:
Investments	(57,736,584)	(57,994,260)	(27,377,135)	(24,070,137)	(9,726,465)
Affiliated investments	—	—	(124,395)	—	—
Net change in unrealized appreciation (depreciation)	(57,736,584)	(57,994,260)	(27,501,530)	(24,070,137)	(9,726,465)

Net realized and unrealized gain (loss)	(67,613,113)	(60,831,623)	(42,368,341)	(33,852,749)	(14,753,497)

Net increase (decrease) in net assets applicable to common shares from operations	$57,029,572	$58,678,649	$26,234,679	$1,134,400	$14,840,234

See Notes to Financial Statements

Statement of Changes in Net Assets

	NVG		NZF
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/25	Year Ended 10/31/24
OPERATIONS
Net investment income (loss)	$124,642,685	$111,107,092	$119,510,272	$106,735,265
Net realized gain (loss)	(9,876,529)	21,670,247	(2,837,363)	49,594,574
Net change in unrealized appreciation (depreciation)	(57,736,584)	422,871,895	(57,994,260)	294,425,217

Net increase (decrease) in net assets applicable to common shares from operations	57,029,572	555,649,234	58,678,649	450,755,056

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(122,977,337)	(117,345,621)	(118,362,035)	(118,816,675)
Return of Capital	(79,441,863)	(46,959,837)	(66,455,480)	(31,517,069)

Total distributions	(202,419,200)	(164,305,458)	(184,817,515)	(150,333,744)
Net increase (decrease) in net assets applicable to common shares	(145,389,628)	391,343,776	(126,138,866)	300,421,312
Net assets applicable to common shares at the beginning of period	2,908,382,719	2,517,038,943	2,617,134,801	2,316,713,489

Net assets applicable to common shares at the end of period	$2,762,993,091	$2,908,382,719	$2,490,995,935	$2,617,134,801

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	NMZ		NMCO
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/25	Year Ended 10/31/24
OPERATIONS
Net investment income (loss)	$68,603,020	$61,997,848	$34,987,149	$30,489,604
Net realized gain (loss)	(14,866,811)	(17,293,455)	(9,782,612)	30,457,604
Net change in unrealized appreciation (depreciation)	(27,501,530)	214,081,537	(24,070,137)	67,087,425

Net increase (decrease) in net assets applicable to common shares from operations	26,234,679	258,785,930	1,134,400	128,034,633

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(68,404,140)	(63,599,238)	(33,258,896)	(29,926,147)
Return of Capital	(21,476,872)	(7,214,783)	(11,823,212)	(7,037,728)

Total distributions	(89,881,012)	(70,814,021)	(45,082,108)	(36,963,875)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	60,242,804	12,444,070	4,021,801	(8,194)
Reinvestments of distributions	1,674,728	160,070	—	—

Net increase (decrease) applicable to common shares from capital share transactions	61,917,532	12,604,140	4,021,801	(8,194)
Net increase (decrease) in net assets applicable to common shares	(1,728,801)	200,576,049	(39,925,907)	91,062,564
Net assets applicable to common shares at the beginning of period	1,248,724,818	1,048,148,769	642,344,969	551,282,405

Net assets applicable to common shares at the end of period	$1,246,996,017	$1,248,724,818	$602,419,062	$642,344,969

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	NDMO
	Year Ended 10/31/25	Year Ended 10/31/24
OPERATIONS
Net investment income (loss)	$29,593,731	$26,801,898
Net realized gain (loss)	(5,027,032)	6,500,180
Net change in unrealized appreciation (depreciation)	(9,726,465)	88,144,732

Net increase (decrease) in net assets applicable to common shares from operations	14,840,234	121,446,810

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(28,003,274)	(25,873,142)
Return of Capital	(16,314,091)	(18,441,144)

Total distributions	(44,317,365)	(44,314,286)

CAPITAL SHARE TRANSACTIONS

Common shares:

Proceeds from shelf offering, net of offering costs	723,849	(5,522)

Net increase (decrease) applicable to common shares from capital share transactions	723,849	(5,522)
Net increase (decrease) in net assets applicable to common shares	(28,753,282)	77,127,002
Net assets applicable to common shares at the beginning of period	660,631,168	583,504,166

Net assets applicable to common shares at the end of period	$631,877,886	$660,631,168

See Notes to Financial Statements

Statement of Cash Flows

Year Ended October 31, 2025	NVG	NZF	NMZ	NMCO	NDMO

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$57,029,572	$58,678,649	$26,234,679	$1,134,400	$14,840,234
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,113,488,612)	(600,871,853)	(442,225,845)	(342,219,103)	(458,791,298)
Proceeds from sale and maturities of investments	1,259,108,331	652,739,364	388,147,965	351,471,827	473,152,115
Proceeds from (Purchase of) short-term investments, net	(87,320,000)	—	8,660,000	—	9,000,000
Taxes paid	—	—	—	—	(5,400)
Amortization (Accretion) of premiums and discounts, net	(22,398,462)	(27,330,833)	(9,794,564)	(9,739,625)	(345,801)
Amortization of deferred offering costs	438,888	246,720	72,094	164,413	70,478
(Increase) Decrease in:
Receivable for interest	2,870,950	(671,819)	(3,530,664)	(2,608,256)	(1,776,400)
Receivable for investments sold	49,704,487	1,946,358	(1,773,061)	13,394,047	6,099,100
Receivable for reimbursement from Adviser	—	—	(414,568)	(380,348)	(78,400)
Receivable for sale of Vistra Vision	17,199,330	38,465,899	19,094,209	21,848,283	—
Other assets	53,784	42,239	7,539	(483)	8,879
Increase (Decrease) in:
Payable for interest	(967,910)	(1,319,025)	(1,966,669)	115,831	(44,417)
Payable for investments purchased - regular settlement	(162,915)	—	3,590,488	—	(8,432,224)
Payable for investments purchased - when-issued/delayed-delivery settlement	(4,305,043)	(63,426,060)	(4,219,810)	(16,402,872)	6,096,528
Payable for management fees	(112,980)	(95,065)	(53,515)	(37,657)	(27,919)
Payable for Vistra Vision sale transactions costs	(410,039)	(917,042)	(455,216)	(520,871)	—
Accrued custodian fees	11,122	22,483	20,302	3,816	5,756
Accrued investor relations fees	24,955	12,761	(8,560)	(3,508)	2,490
Accrued Trustees fees	(27,642)	(9,283)	5,653	3,011	1,139
Accrued professional fees	(2,711)	(2,642)	(3,467)	21,484	23,970
Accrued shareholder reporting expenses	(29,852)	(22,377)	(17,730)	(13,683)	(12,660)
Accrued shareholder servicing agent fees	5,201	3,449	428	5,649	5,649
Accrued shelf offering costs	—	—	—	(28,614)	(29,592)
Accrued other expenses	(970)	10,437	13,324	(19,936)	10,494
Net realized (gain) loss from investments	9,876,529	2,837,363	14,866,811	9,782,612	3,687,417
Net realized (gain) loss from paydowns	(21,130)	451,290	(184,114)	(444,011)	(515,960)
Net change in unrealized (appreciation) depreciation of investments	57,736,584	57,994,260	27,377,135	24,070,137	9,726,465
Net change in unrealized (appreciation) depreciation of affiliated investments	—	—	124,395	—	—
Net cash provided by (used in) operating activities	224,811,467	118,785,273	23,567,239	49,596,543	52,670,643
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	37,106,768	44,900,000	9,100,156	43,567,170	24,147,587
(Repayments) of borrowings	(37,106,768)	(32,300,000)	(9,100,156)	(33,167,170)	(24,147,587)
Proceeds from floating rate obligations	12,565,000	—	118,449,000	19,545,000	7,310,000
(Repayments of) floating rate obligations	(37,895,000)	(15,120,000)	(116,625,000)	(18,970,000)	(8,955,000)
(Repayments for) MFP Shares redeemed, at liquidation preference	—	—	—	(11,000,000)	—
(Payments for) deferred offering costs	—	—	(3,705)	(43,418)	(26,600)
Increase (Decrease) in:
Cash overdraft	—	3,022,744	—	(7,206,408)	(3,363,472)
Cash distributions paid to common shareholders	(202,399,364)	(184,811,363)	(87,848,434)	(45,061,457)	(44,285,098)
Proceeds from shelf offering, net of offering costs	—	—	60,242,804	4,021,801	723,849

Net cash provided by (used in) financing activities	(227,729,364)	(184,308,619)	(25,785,335)	(48,314,482)	(48,596,321)
Net increase (decrease) in cash	(2,917,897)	(65,523,346)	(2,218,096)	1,282,061	4,074,322
Cash at the beginning of period	4,595,219	65,523,346	3,135,877	—	—

Cash at the end of period	$1,677,322	$—	$917,781	$1,282,061	$4,074,322

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NVG	NZF	NMZ	NMCO	NDMO
Cash paid for interest	$58,921,039	$62,885,163	$30,850,185	$16,147,350	$9,812,469

Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	1,674,728	—	—

See Notes to Financial Statements

Financial Highlights
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period
NVG
10/31/25	$13.62	$0.58	$(0.31)	$0.27	$(0.58)	$—	$(0.37)	$(0.95)	$—	$12.94	$12.56
10/31/24	11.79	0.52	2.08	2.60	(0.55)	—	(0.22)	(0.77)	—	13.62	12.79
10/31/23	12.19	0.53	(0.40)	0.13	(0.53)	—	—	(0.53)	—	11.79	10.03
10/31/22	17.28	0.73	(5.01)	(4.28)	(0.78)	(0.03)	—	(0.81)	—	12.19	11.03
10/31/21	16.76	0.82	0.60	1.42	(0.81)	(0.09)	—	(0.90)	—	17.28	17.29
NZF
10/31/25	13.51	0.62	(0.32)	0.30	(0.61)	—	(0.34)	(0.95)	—	12.86	12.63
10/31/24	11.96	0.55	1.78	2.33	(0.62)	—	(0.16)	(0.78)	—	13.51	12.69
10/31/23	12.24	0.55	(0.30)	0.25	(0.53)	—	—	(0.53)	— (d)	11.96	10.10
10/31/22	16.98	0.71	(4.72)	(4.01)	(0.73)	—	—	(0.73)	—	12.24	10.83
10/31/21	15.96	0.78	1.03	1.81	(0.79)	—	—	(0.79)	—	16.98	16.73

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

192

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

2.23%	6.05%	$2,762,993	3.64%	4.53%	24%
22.15	35.73	2,908,383	3.97	3.80	25
0.70	(4.77)	2,517,039	3.85	4.00	17
(25.56)	(32.54)	2,603,767	2.16	4.83	19
8.54	16.65	3,687,336	1.52	4.70	12

2.52	7.55	2,490,996	3.61	4.81	15
19.50	33.80	2,617,135	3.88	4.03	16
1.62	(2.35)	2,316,713	3.87	4.14	26
(24.20)	(31.77)	2,025,136	2.20	4.78	61
11.45	19.05	2,414,104	1.61	4.60	15

(c)
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

		Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NVG

	10/31/25	2.56%
	10/31/24	2.89
	10/31/23	2.78
	10/31/22	1.10
	10/31/21	0.52

	NZF

	10/31/25	2.55
	10/31/24	2.82
	10/31/23	2.79
	10/31/22	1.14
	10/31/21	0.62

(d)	Value rounded to zero.

See Notes to Financial Statements 193

Financial Highlights (continued)
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs		Premium per Share Sold through Shelf Offering		Net Asset Value, End of Period	Share Price, End of Period
NMZ
10/31/25	$11.19	$0.60	$(0.39)	$0.21	$(0.60)	$—	$(0.19)	$(0.79)	$—	(d)	$—	(d)	$10.61	$10.65
10/31/24	9.48	0.56	1.79	2.35	(0.57)	—	(0.07)	(0.64)	—	(d)	—	(d)	11.19	11.15
10/31/23	9.97	0.51	(0.44)	0.07	(0.55)	—	(0.01)	(0.56)	—		—	(d)	9.48	8.37
10/31/22	14.53	0.70	(4.53)	(3.83)	(0.75)	—	—	(0.75)	—	(d)	0.02		9.97	9.85
10/31/21	13.22	0.72	1.30	2.02	(0.77)	—	—	(0.77)	—	(d)	0.06		14.53	14.71
NMCO
10/31/25	11.72	0.64	(0.62)	0.02	(0.60)	—	(0.22)	(0.82)	—	(d)	—	(d)	10.92	10.93
10/31/24	10.06	0.56	1.77	2.33	(0.54)	—	(0.13)	(0.67)	—	(d)	—		11.72	11.10
10/31/23	11.15	0.46	(0.93)	(0.47)	(0.61)	—	(0.01)	(0.62)	—	(d)	—	(d)	10.06	8.67
10/31/22	15.47	0.78	(4.36)	(3.58)	(0.74)	—	—	(0.74)	—	(d)	—	(d)	11.15	10.39
10/31/21	12.81	0.82	2.58	3.40	(0.74)	—	—	(0.74)	—		—	(d)	15.47	15.04

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

194

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

2.16%	2.85%	$1,246,996	3.50%	5.65%	20%
24.79	41.44	1,248,725	3.81	5.01	25
0.13	(10.28)	1,048,149	3.75	4.74	27
(27.13)	(28.88)	1,092,984	2.05	5.61	30
15.80	17.32	1,404,752	1.43	5.13	6

0.28	6.30	602,419	4.50	5.72	34
23.33	36.29	642,345	4.74	4.76	38
(4.85)	(11.69)	551,282	4.78	3.96	34
(23.88)	(26.91)	610,501	2.74	5.69	30
26.91	35.55	824,271	2.18	5.52	12

(c)
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

		Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NMZ

	10/31/25	2.39%
	10/31/24	2.65
	10/31/23	2.59
	10/31/22	0.93
	10/31/21	0.36

	NMCO

	10/31/25	2.85
	10/31/24	3.11
	10/31/23	3.12
	10/31/22	1.21
	10/31/21	0.72

(d)	Value rounded to zero.

See Notes to Financial Statements 195

Financial Highlights (continuted)
The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Shelf Offering Costs	Premium per Share Sold through Shelf Offering	Net Asset Value, End of Period	Share Price, End of Period
NDMO
10/31/25	$11.09	$0.50	$(0.25)	$0.25	$(0.47)	$—	$(0.27)	$(0.74)	$— (d)	$— (d)	$10.60	$10.59
10/31/24	9.80	0.45	1.58	2.03	(0.43)	—	(0.31)	(0.74)	— (d)	—	11.09	10.72
10/31/23	10.34	0.43	(0.17)	0.26	(0.41)	—	(0.39)	(0.80)	—	—	9.80	9.12
10/31/22	15.60	0.51	(4.85)	(4.34)	(0.50)	—	(0.42)	(0.92)	—	—	10.34	9.43
10/31/21	14.92	0.49	1.10	1.59	(0.50)	(0.31)	(0.11)	(0.92)	—	0.01	15.60	15.64

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not it’s NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

196

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

2.48%	6.20%	$631,878	2.83%	4.67%	51%
20.99	26.01	660,631	2.99	4.08	81
1.96	4.45	583,504	2.76	3.97	79
(28.77)	(35.09)	615,154	2.07	3.78	61
10.77	10.47	913,547	1.55	3.02	63

(c)
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

		Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
	NDMO

	10/31/25	1.55%
	10/31/24	1.68
	10/31/23	1.54
	10/31/22	0.75
	10/31/21	0.33

(d)	Value rounded to zero.

See Notes to Financial Statements 197

Financial Highlights (continuted)
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		MFP Shares		VRDP Shares
	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (b)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (b),(c)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (b)	Asset Coverage Per $1 Liquidation Preference (d)
NVG
10/31/25	$—	$—	$517,400	$257,525	$1,236,600	$257,525	$2.58
10/31/24	—	—	517,400	265,814	1,236,600	265,814	2.66
10/31/23	—	—	517,400	243,503	1,236,600	243,503	2.44
10/31/22	—	—	610,900	240,935	1,236,600	240,935	2.41
10/31/21	112,000	291,153	405,400	291,153	1,411,600	291,153	2.91
NZF
10/31/25	—	—	641,000	288,998	677,000	288,998	2.89
10/31/24	—	—	641,000	298,569	677,000	298,569	2.99
10/31/23	—	—	641,000	275,775	677,000	275,775	2.76
10/31/22	—	—	641,000	243,831	727,000	243,831	2.44
10/31/21	—	—	641,000	276,470	727,000	276,470	2.76

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)
NVG’s Series B and Series C MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NVG’s Series B and Series C MFP Shares were as follows:

NVG	Asset Coverage Per $1,000 Share (e)
Series B
10/31/25	$2,575
10/31/24	2,658
10/31/23	2,435
10/31/22	2,409
10/31/21	2,912
Series C
10/31/25	$2,575
10/31/24	2,658
10/31/23	2,435
10/31/22	2,409
10/31/21	—

(d)	Includes all preferred shares presented for the Fund.

(e)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

198

Financial Highlights (continued)
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		AMTP Shares		MFP Shares		VMTP Shares
	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $1,000 (b)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (c)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (c)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $100,000 (c)
NMZ
10/31/25	$—	$—	$357,000	$449,299	$—	$—	$—	$—
10/31/24	—	—	357,000	449,783	—	—	—	—
10/31/23	—	—	357,000	393,599	—	—	—	—
10/31/22	—	—	357,000	406,158	—	—	—	—
10/31/21	—	—	257,000	646,596	—	—	—	—
NMCO
10/31/25	—	—	—	—	404,000	249,114	—	—
10/31/24	—	—	—	—	415,000	254,782	—	—
10/31/23	—	—	—	—	430,000	228,205	—	—
10/31/22	—	—	—	—	450,000	237,489	—	—
10/31/21	—	—	—	—	450,000	283,171	—	—
NDMO
10/31/25	—	—	—	—	240,000	363,282	—	—
10/31/24	—	—	—	—	240,000	375,263	—	—
10/31/23	—	—	—	—	240,000	343,127	—	—
10/31/22	—	—	—	—	240,000	356,314	—	—
10/31/21	191,900	5,761	—	—	—	—	—	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

199

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)

•	Nuveen Municipal Credit Income Fund (NZF)

•	Nuveen Municipal High Income Opportunity Fund (NMZ)

•	Nuveen Municipal Credit Opportunities Fund (NMCO)

•	Nuveen Dynamic Municipal Opportunities Fund (NDMO)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NVG, NZF, NMZ, NMCO and NDMO were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001, October 8, 2003, April 18, 2019 and November 4, 2019, respectively.
Current Fiscal Period
: The end of the reporting period for the Funds is October 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2025 (the “current fiscal period”).
Investment Adviser and Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
NMZ - Fund Merger:
On September 17, 2025, the Fund’s Board of Trustees (the “Board”) approved a merger of Nuveen New Jersey Quality Municipal Income Fund (NXJ), Nuveen Pennsylvania Quality Municipal Income Fund (NQP) and Nuveen Missouri Quality Municipal Income Fund (NOM) into NMZ. The merger is pending shareholder approval and satisfying other closing conditions.

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit:
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current fiscal period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NVG	$82,394

NZF	64,081

NMZ	11,831

NMCO	8,198

NDMO	21,693

200

Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Dividend income is recorded on the ex-dividend
date.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.
Segment Reporting:
In November 2023, the FASB issued Accounting Standard Update (“ASU”)
No. 2023-07,
Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU
2023-07”).
The amendments in ASU
2023-07
improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU
2023-07
also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU
2023-07
and all existing segment disclosures in Topic 280. The amendments in ASU
2023-07
are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Funds adopted ASU
2023-07
during the current fiscal period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial positions or the results of their operations.
Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”). The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement:
In December 2023, the FASB issued ASU
No. 2023-09,
Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU
2023-09”).
The primary purpose of the amendments within ASU
2023-09
is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU
2023-09
are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

201

Notes to Financial Statements
(continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

NVG	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Mortgage-Backed Securities	$–	$3,341,326	$–	$3,341,326
Municipal Bonds	–	4,544,710,996	–	4,544,710,996
Variable Rate Senior Loan Interests	–	–	359,835	359,835
Short-Term Investments:
Municipal Bonds	–	87,320,000	–	87,320,000

Total	$–	$4,635,372,322	$359,835	$4,635,732,157

NZF	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$4,082,612,344	$–	$4,082,612,344
Variable Rate Senior Loan Interests	–	–	243,974	243,974

Total	$–	$4,082,612,344	$243,974	$4,082,856,318

NMZ	Level 1	Level 2	Level 3		Total

Long-Term Investments:
Common Stocks	$–	$–	$–	*	$–
Exchange-Traded Funds	16,871,355	–	–		16,871,355
Municipal Bonds	–	1,981,165,179	670		1,981,165,849
Variable Rate Senior Loan Interests	–	–	60,422		60,422

Total	$16,871,355	$1,981,165,179	$61,092		$1,998,097,626

202

NMCO	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$–	$1,003,518,084	$491	$1,003,518,575
Variable Rate Senior Loan Interests	–	–	32	32

Total	$–	$1,003,518,084	$523	$1,003,518,607

NDMO	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Corporate Bonds	$–	$10,085,124	$419,783	$10,504,907
Municipal Bonds	–	873,470,110	140	873,470,250
Variable Rate Senior Loan Interests	–	–	13	13

Total	$–	$883,555,234	$419,936	$883,975,170

* Value equals zero as of the end of the reporting period.
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described later in these Notes to Financial Statements. The fair value of the liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements. The Funds, where applicable, have a receivable for the sale of their interest in Vistra Vision, which is not reflected in the tables above. The carrying value of this receivable approximates fair value. The “Receivable for sale of Vistra Vision interest” is generally classified as Level 2 and further described in these Notes to Financial Statements.

4.	Portfolio Securities
Inverse Floating Rate Securities:
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt
interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the fiscal period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related

203

Notes to Financial Statements
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borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the fiscal period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total
NVG	$181,610,000	$8,160,000	$189,770,000

NZF	359,000,000	–	359,000,000

NMZ	454,899,000	11,290,000	466,189,000

NMCO	36,535,000	–	36,535,000

NDMO	26,490,000	–	26,490,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NVG	$189,499,562	3.22%

NZF	368,067,767	3.31

NMZ	456,212,016	3.28

NMCO	34,791,740	3.38

NDMO	30,712,411	3.22
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the fiscal period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds’ maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

204

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NVG	$179,805,000	$–	$179,805,000

NZF	354,050,000	–	354,050,000

NMZ	454,899,000	11,290,000	466,189,000

NMCO	36,535,000	–	36,535,000

NDMO	26,490,000	–	26,490,000

Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales

NVG	$1,110,259,752	$3,228,860	$1,259,108,331	$–

NZF	600,871,853	–	652,739,364	–

NMZ	442,225,845	–	388,147,965	–

NMCO	342,219,103	–	351,471,827	–

NDMO	453,823,590	4,967,709	468,175,755	4,976,361

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities. During the current fiscal period, NMZ, NMCO and NDMO were invested in an unfunded commitment, in which, each Fund assumed the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, each Fund’s maximum amount of loss was the unrealized appreciation of the unsettled transaction. Any unrealized appreciation (depreciation) for an unfunded commitment is separately presented on the Statement of Assets and Liabilities. An unfunded commitment is priced at its fair value and any unrealized appreciation (depreciation) is separately presented on the Statement of Assets and Liabilities. As of the end of the reporting period, NMZ, NMCO and NDMO were no longer invested in an unfunded commitment.
Puerto Rico Electric Power Authority Bonds:
On March 28, 2025, the Financial Oversight and Management Board for Puerto Rico (the “FOMB”) filed the Fifth Amended Plan of Adjustment (the “Fifth Amended Plan”) that would reduce PREPA debt from approximately $10 billion to the equivalent of $2.6 billion of Base Consideration for creditors in cash or bonds, reflecting the projections and findings of a new PREPA fiscal plan that was certified by the FOMB on February 6, 2025.
The Fund’s holdings in Puerto Rico Electric Power Authority bonds experienced notable developments during the reporting period related to the utility’s bankruptcy proceedings. Specifically, the federal government’s decision in August 2025 to remove several FOMB members. This action created additional uncertainty regarding the composition of the FOMB as well as the proposed plan’s viability.
In response to these evolving circumstances, the Funds, along with other bondholders, chose to allow their Bond Purchase Agreement with the FOMB to expire on October 1, 2025. Instead, the Funds joined the amended and restated cooperation agreement with other non-settling
bondholders and insurers. This coalition now represents nearly 90% of PREPA’s outstanding revenue bonds. This unified creditor group seeks more favorable debt recovery terms and equitable treatment for all bondholders. As the bankruptcy court awaits appointment of new FOMB members and potential mediation proceedings the ultimate resolution timeline and terms remain subject to court approval and continued negotiation among stakeholders.
Management is monitoring the bankruptcy proceedings and ongoing developments on the valuation of the unfunded commitment and the existing PREPA bonds held by the Fund.
Sale of Vistra Vision interests:
On September 18, 2024, Vistra Corp. (“Vistra”) and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its interest in Vistra Vision, the Funds will receive proceeds from the sale over a series of payments from Vistra through December 31, 2026. The resulting receivables have been discounted using an effective interest rate of 6.18%. The receivable, net of discount, and related transaction costs are recognized as “Receivable for sale of Vistra Vision interest” and “Payable for Vistra Vision sale transactions costs,” respectively, on the Statement of Assets and Liabilities.

205

Notes to Financial Statements
(continued)

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Futures Contracts:
During the current fiscal period, NDMO managed the duration of its portfolio by shorting interest rate futures contracts.
A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by
“marking-to-market”
on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding*
NDMO	$11,786,214
During the current fiscal period, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NDMO
Futures contracts	Interest rate	$(1,339,615)	$–
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
Common Shares Equity Shelf Programs and Offering Costs:
The following Funds have filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

206

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NVG			NMZ
	Year Ended 10/31/25		Year Ended 10/31/24	Year Ended 10/31/25	Year Ended 10/31/24
Maximum aggregate offering	Unlimited	*	Unlimited	Unlimited	Unlimited
Common shares sold	–		–	5,710,888	1,078,509
Offering proceeds, net of offering costs	$–		$–	$60,242,804	$12,444,070

	NMCO		NDMO
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/25	Year Ended 10/31/24
Maximum aggregate offering	70,100,000	70,100,000**	363,900,000	363,900,000***
Common shares sold	376,132	–	68,571	–
Offering proceeds, net of offering costs	$4,021,801	$(8,194)	$723,849	$(5,522)

*	For the period November 1, 2024 through November 18, 2024.
**	For the period October 3, 2024 through October 31, 2024. For the period November 1, 2023 through October 2, 2024 the maximum aggregate offering was 90,000,000.
***	For the period August 26, 2024 through October 31, 2024. For the period November 1, 2023 through August 25, 2024 the maximum aggregate offering was 250,000,000.
Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMZ		NMCO
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/25	Year Ended 10/31/24
Common Shares:
Sold through shelf offering	5,710,888	1,078,509	376,132	–
Issued to shareholders due to reinvestment of distributions	157,573	13,799	–	–
Total	5,868,461	1,092,308	376,132	–
Weighted average common share:
Premium to NAV per shelf offering common share sold	1.23%	1.23%	0.41%	–%

	NDMO
	Year Ended 10/31/25	Year Ended 10/31/24
Common Shares:
Sold through shelf offering	68,571	–
Total	68,571	–
Weighted average common share:
Premium to NAV per shelf offering common share sold	0.25%	–%
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares:
NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NMZ had $356,658,593 AMTP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

207

Notes to Financial Statements
(continued)

Fund	Series	Shares Outstanding	Liquidation Preference
NMZ	2028	870	$87,000,000
	2031	1,700	$170,000,000
	2032	1,000	$100,000,000
The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time
the majority owner may propose to the Fund an adjustment to the dividend rate.
Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018
	360-day	2031	April 1, 2031*	April 17, 2023
	360-day	2032	June 1, 2032*	June 8, 2023
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate
NMZ	$357,000,000	3.89%
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares:
NVG, NZF, NMCO and NDMO have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B and Series C) liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified
mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

208

• Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up
dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
• Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current fiscal period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
• Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NVG, NZF, NMCO and NDMO had $516,132,990, $640,192,593, $403,403,150 and $239,699,941 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NVG	A	674	$67,400,000	January 3, 2028	VRM	January 3, 2028	*
	B	200,000	$200,000,000	March 1, 2029	VRRM	March 1, 2029
	C	250,000	$250,000,000	December 1, 2031	VRRM	December 1, 2031
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	April 29, 2026
	B	1,550	$155,000,000	February 3, 2048	VRM	February 3, 2048	*
	C	3,360	$336,000,000	June 1, 2048	VRM	N/A
NMCO	A	1,000	$100,000,000	October 1, 2031	VRDM	N/A
	B	2,050	$205,000,000	October 1, 2031	VRM	N/A
	C	990	$99,000,000	October 1, 2031	VRM	May 17, 2028
NDMO	A	2,400	$240,000,000	September 1, 2032	VRM	September 1, 2032
* Subject to earlier termination by either the Fund or the holder.

209

Notes to Financial Statements
(continued)

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate

NVG	$517,400,000	3.30%

NZF	641,000,000	3.70

NMCO	409,183,562	3.68

NDMO	240,000,000	3.65

Variable Rate Demand Preferred Shares:
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NVG and NZF had $1,234,215,958 and $673,968,847 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Special Rate Period Expiration	Maturity

NVG	1	1,790	0.10%	$179,000,000	N/A	December 1, 2043
	2	2,954	0.10%	$295,400,000	N/A	December 1, 2040
	4	1,800	0.10%	$180,000,000	N/A	June 1, 2046
	5	2,955	0.10%	$295,500,000	N/A	December 1, 2040
	6	2,867	0.10%	$286,700,000	N/A	December 1, 2040

NZF	1	2,688	N/A**	$268,800,000	March 1, 2040***	March 1, 2040
	2	2,622	N/A**	$262,200,000	March 1, 2040***	March 1, 2040
	3	1,460	0.05%	$146,000,000	N/A	June 1, 2040

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
***	Subject to earlier termination by either the Fund or the holder.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period. The fair value of Special Rate VRDP Shares is expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

210

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate

NVG	$1,236,600,000	2.81%

NZF	677,000,000	3.78

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions:
Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2025
NMCO	Series	Shares	Amount

MFP Shares redeemed	C	(110)	(11,000,000)

	Year Ended
	October 31, 2024
NMCO	Series	Shares	Amount

MFP Shares redeemed	C	(350)	(35,000,000)

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax and in the case of NVG, the AMT applicable to individuals, to retain such tax-exempt
status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to investments in partnerships, nondeductible expenses, paydowns, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

211

Notes to Financial Statements
(continued)

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NVG	$4,547,178,663	$132,565,869	$(225,622,286)	$(93,056,417)

NZF	3,639,645,339	157,003,352	(72,792,155)	84,211,197

NMZ	1,627,915,559	50,117,222	(134,834,158)	(84,716,936)

NMCO	1,051,555,313	27,764,909	(112,336,615)	(84,571,706)

NDMO	882,362,577	20,852,236	(45,729,826)	(24,877,590)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income 1	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NVG	$–	$506,750	$–	$(93,056,417)	$(90,538,442)	$–	$(16,868,267)	$(199,956,376)

NZF	–	1,110,512	–	84,211,198	(250,667,837)	–	(15,401,460)	(180,747,587)

NMZ	–	554,885	–	(84,716,936)	(162,290,274)	–	(7,696,256)	(254,148,581)

NMCO	–	905,934	–	(84,571,706)	(115,595,684)	–	(3,805,635)	(203,067,091)

NDMO	–	385,884	–	(24,877,590)	(146,998,841)	–	(3,720,415)	(175,210,962)

1	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2025 and paid on November 3, 2025.
The tax character of distributions paid was as follows:

	10/31/25				10/31/24
Fund	Tax-Exempt Income 1	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital

NVG	$121,638,227	$1,339,110	$–	$79,441,863	$116,949,525	$396,096	$–	$46,959,837

NZF	115,450,232	2,911,803	–	66,455,480	118,179,883	636,792	–	31,517,069

NMZ	65,808,068	2,596,072	–	21,476,872	62,511,457	1,087,781	–	7,214,783

NMCO	31,341,983	1,916,913	–	11,823,212	29,118,420	807,727	–	7,037,728

NDMO	26,259,114	1,744,160	–	16,314,091	23,125,692	2,747,450	–	18,441,144

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NVG	$13,677,139	$76,861,303	$90,538,442
NZF1	176,071,370	74,596,467	250,667,837
NMZ	43,170,287	119,119,987	162,290,274
NMCO	87,954,428	27,641,256	115,595,684
NDMO	57,879,667	89,119,174	146,998,841

1	A portion of NZF’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.

212

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized

NVG	$15,295,676

NZF	41,769,295

NMZ	7,105,248

NMCO	15,254,722

NDMO	—
8. Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The
Sub-Adviser
is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	NVG
	NZF	NMZ	NMCO	NDMO
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	0.5000%	0.5500%	0.7500%	0.7000%
For the next $125 million	0.4875	0.5375	0.7375	0.6875
For the next $250 million	0.4750	0.5250	0.7250	0.6750
For the next $500 million	0.4625	0.5125	0.7125	0.6625
For the next $1 billion	0.4500	0.5000	0.7000	0.6500
For the next $3 billion	0.4250	0.4750	0.6750	0.6250
For managed assets over $5 billion	0.4125	0.4625	0.6625	0.6125
The annual complex-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

213

Notes to Financial Statements
(continued)

As of the end of the reporting period, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
NVG	0.1559%
NZF	0.1559
NMZ	0.1559
NMCO	0.1559
NDMO	0.1559
Other Transactions with Affiliates:
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the
Sub-Adviser
or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule
17a-7
under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
NVG	$955,180	$–	$–
NZF	–	–	–
NMZ	30,452,101	503,185	(19,043)
NMCO	5,114,929	3,677,400	(459,297)
NDMO	–	–	–
Investments in other investment companies advised by the Adviser and Nuveen Fund Advisors, LLC are deemed to be affiliated investments. Information regarding transactions with affiliated companies is as follows:

Issue	Value at 10/31/24	Purchases Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at 10/31/25	Value at 10/31/25	Dividend Income
NMZ
Exchange-Traded Funds
Nuveen High Yield Municipal Bond ETF	$–	$16,995,750	$–	$–	$(124,395)	675,000	$16,871,355	$430,568
Total	$–	$16,995,750	$–	$–	$(124,395)	675,000	$16,871,355	$430,568

9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the current fiscal period, the Funds did not have any unfunded commitments other then those disclosed in the Notes to Financial Statements, when applicable.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the current fiscal period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10. Borrowing Arrangements

214

Line of Credit:
The Funds, along with certain funds managed by the Adviser or by an affiliate of the Adviser (“Participating Funds”), have established a
364-day,
$2.7 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going
leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2026, unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance
NVG	$17,000,000
NZF	24,200,000
NMZ	8,688,500
NMCO	18,600,000
NDMO	12,500,000
During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate
NVG	18	$8,739,641	5.53%
NZF	17	9,664,706	5.48
NMZ	3	5,929,552	5.53
NMCO	38	5,657,031	5.49
NDMO	10	8,859,346	5.53
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

11.	Inter-Fund Borrowing and Lending
Inter-Fund Lending Program:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

215

Notes to Financial Statements
(continued)

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

216

Shareholder Update

(Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN
AMT-FREE
MUNICIPAL CREDIT INCOME FUND (NVG)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt
municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a
non-fundamental
investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) and at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
Under normal circumstances:

•
The Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. In addition, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided

217

Shareholder Update
(continued)

interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

218

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”).However, the Fund’s use of borrowings (which may include reverse repurchase agreements) and issuance of debt securities for leverage is limited by certain fundamental investment restrictions. In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

219

Shareholder Update
(continued)

NUVEEN MUNICIPAL CREDIT INCOME FUND (NZF)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt
municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
As a
non-fundamental
investment policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

220

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

221

Shareholder Update
(continued)

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). However, the Fund’s use of borrowings which may include reverse repurchase agreements) and issuance of debt securities for leverage is limited by certain fundamental investment restrictions. In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

222

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
Investment Objectives
The Fund’s primary investment objective is to provide high current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek attractive total return consistent with its primary objective.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•
The Fund may invest up to 75% of its Managed Assets in municipal securities that, at the time of investment, are rated Baa/BBB or lower by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may not invest more than 10% of its Managed Assets in municipal securities rated below B3/B- by any NRSROs that rate the security or that are unrated by all NRSROs but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers.

Shareholder Update
(continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

224

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts, or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment); provided, however, that the Fund’s sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

225

Shareholder Update
(continued)

NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
Investment Objectives
The Fund’s primary investment objective is to provide a high level of current income exempt from regular U.S. federal income tax. The Fund’s secondary investment objective is to seek total return.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular U.S. federal income taxes.
Under normal circumstances:

•
The Fund may invest without limit in high yielding, low- to medium-quality municipal securities (low- to medium-quality municipal securities are municipal securities rated Baa/BBB or lower) rated by at least one nationally recognized statistical rating organization (“NRSRO”) at the time of investment or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality.

•
The Fund may invest no more than 30% of its Managed Assets (as defined below) in municipal securities that, at the time of investment, either are rated CCC+/Caa1 or lower, or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality.

•	The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.
The foregoing policies apply only at the time of any new investment.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular U.S. federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the U.S. (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax

226

anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position,

227

Shareholder Update
(continued)

allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities and may invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment).The Fund’s
sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s
opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt
bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

228

NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
Investment Objective
The Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities, the income from which is exempt from regular federal income taxes.
Under normal circumstances:

•
The Fund may invest in municipal securities of any credit quality and without limit in below investment grade municipal securities (municipal securities rated BB+/Ba1 or lower) rated by at least one nationally recognized statistical rating organization (“NRSRO”) at the time of investment or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality.

•	The Fund may invest up to 20% of its Managed Assets (as defined below) in taxable debt obligations, including taxable municipal securities and corporate debt securities.

•
The Fund may invest no more than 10% of its Managed Assets in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings. This policy does not apply in connection with any workout of an issuer of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental investment policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities of any credit quality and maturity. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded
municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular United States (“U.S.”) federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Shareholder Update
(continued)

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in
pre-refunded
municipal securities. The principal of and interest on
pre-refunded
municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded
municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded
municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded
municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. The broad category of corporate debt securities includes debt issued by companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

230

The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest (or sell) include those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities, to attempt to manage the effective maturity or duration of securities in the Fund’s portfolio or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
The Fund may invest in distressed securities and may invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below
C-,
at the time of investment).The Fund’s
sub-adviser
may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt
or taxable. The Fund may not achieve its investment objectives during such periods.

231

Shareholder Update
(continued)

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NVG	NZF	NMZ	NMCO	NDMO

Portfolio Level Risks

Alternative Minimum Tax Risk	-	X	X	X	X

Below Investment Grade Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Credit Spread Risk	X	X	X	X	X

Debt Securities Risk	-	-	-	-	X

Deflation Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Direct Lending Risk	X	X	X	X	X

Distressed or Defaulted Securities Risk	X	X	X	X	X

Duration Risk	X	X	X	X	X

Economic Sector Risk	X	X	X	X	X

Financial Futures and Options Risk	X	X	X	X	X

Floating and Variable Rate Securities Risk	X	X	X	X	X

Hedging Risk	X	X	X	X	X

Income Risk	X	X	X	X	X

Inflation Risk	X	X	X	X	X

Insurance Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Inverse Floating Rate Securities Risk	X	X	X	X	X

Municipal Securities Risk	X	X	X	X	X

Municipal Securities Market Liquidity Risk	X	X	X	X	X

Municipal Securities Market Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Puerto Rico Municipal Securities Market Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Restricted and Illiquid Investments Risk	X	X	X	X	X

Special Risks Related to Certain Municipal Obligations	X	X	X	X	X

Swap Transactions Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Taxability Risk	X	X	X	X	X

Tobacco Settlement Bond Risk	X	X	X	X	X

Unrated Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

When-Issued and Delayed Delivery Transactions Risk	X	X	X	X	X

Zero Coupon Bonds or Pay-In-Kind Securities Risk	X	X	X	X	X

232

Risk	NVG	NZF	NMZ	NMCO	NDMO

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Economic and Political Events Risk	X	X	X	X	X

Fund Tax Risk	X	X	X	X	X

Global Economic Risk	X	X	X	X	X

Investment and Market Risk	X	X	X	X	X

Legislation and Regulatory Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Limited Term and Tender Offer Risks	-	-	-	X	X

Market Discount from Net Asset Value	X	X	X	X	X

Recent Market Conditions	X	X	X	X	X

Reverse Repurchase Agreement Risk	X	X	X	X	X

233

Shareholder Update
(continued)

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade municipal securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
Municipal securities are subject to call risk. Municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk.
Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment
and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment
of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability successfully use derivative instruments.
Direct Lending Risk.
The Fund may engage in direct lending. Direct loans between the Fund and a borrower
may not be
administered
by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured. The Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. Direct loans may subject the Fund to liquidity risk, interest rate risk, and borrower default or insolvency. Direct loans are not publicly traded and may not have a secondary market which may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or value the direct loan. The Fund’s performance may be impacted by the Fund’s ability to lend on favorable terms as the Fund may be subject to increased competition or a reduced supply of qualifying loans which could lead to lower yields and reduce Fund performance.

234

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved
in
bankruptcy
or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a borrower that the Fund is lending money to, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. To the extent the Fund seeks to engage in direct lending, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.
Distressed or Defaulted Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up
utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Floating and Variable Rate Securities Risk.
Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to
predict
correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk.
The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

235

Shareholder Update
(continued)

Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value
of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime
mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.
Inverse Floating Rate Securities Risk.
In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser
than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Municipal Securities Market Liquidity Risk.
Inventories of
municipal
securities held by
brokers
and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods

236

of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal
securities, which may further
decrease
the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser
than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. While most of Puerto Rico’s debt has been restructured, proceedings under PROMESA remain ongoing, and it is unclear at this time how those proceedings will be resolved or what impact they will have on the value of the Fund’s investments in Puerto Rico municipal securities. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of such debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by the Fund and could reduce the Fund’s performance.
These challenges and uncertainties have been exacerbated by Hurricanes Irma and Maria and the resulting natural disasters in Puerto Rico since 2017. In September 2017, Hurricanes Irma and Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the commonwealth is likely to be in an uncertain economic state. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
More recently, in late December 2019 and January 2020, a series of earthquakes hit Puerto Rico, including a magnitude 6.4 earthquake, the most powerful earthquake to hit the island in more than a century, causing an estimated $200 million in damage. In addition, in early 2020, as the population of Puerto Rico worked to recover from these natural disasters, the island was significantly impacted by Covid, resulting in the Commonwealth’s authorization of a $787 million relief package to fight the pandemic and its economic impacts. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by the Fund. Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if
and
when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

237

Shareholder Update
(continued)

Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time
.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
“non-appropriation”
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation
or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation,
the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred
accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser
will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
Certain securities in which the Fund invests typically are valued by a pricing
service
utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing

238

services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the
Fund
were
to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds or
Pay-In-Kind
Securities Risk.
Zero Coupon and
pay-in-kind
securities may be subject to greater
fluctuation
in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying
instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s by laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Counterparty Risk
.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions
in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

239

Shareholder Update
(continued)

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions, composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-advisor
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor
to leverage the Fund or increase the Fund’s leverage.
Limited Term and Tender Offer Risks.
Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.
The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

240

If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser.
The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

241

Shareholder Update
(continued)

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2025 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2025) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	NVG	NZF	NMZ	NMCO	NDMO
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	41.30%	40.24%	39.76%	42.24%	29.66%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	3.62%	3.74%	3.56%	3.88%	3.62%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.49%	1.50%	1.42%	1.64%	1.07%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(19.58)%	(19.25)%	(18.95)%	(20.15)%	(15.74)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(11.06)%	(10.88)%	(10.65)%	(11.50)%	(8.64)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.54)%	(2.52)%	(2.35)%	(2.84)%	(1.53)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.97%	5.85%	5.95%	5.82%	5.58%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.49%	14.21%	14.25%	14.48%	12.69%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined
by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

242

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.
Fractional Shares
The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will either (a) continue to hold your Common Shares in book-entry form, or (b) transfer a whole number of Common Shares to an intermediary of your choosing, in either case disbursing to the investor an amount of cash equal to the value of any such fractional shares valued at the then-current market value of the Fund’s Common Shares at the time of termination, less any applicable fees.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

243

Shareholder Update
(continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the
Funds; or (iv) a Fund’s charter or
by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Portfolio Managers
Nuveen Municipal High Income Opportunity Fund (NMZ)
Steven M. Hlavin has been named a portfolio manager of Nuveen Municipal High Income Opportunity Fund (NMZ), effective May 9, 2025. The biography of Mr. Hlavin is presented below:
Steven M. Hlavin is a Managing Director and portfolio manager at Nuveen. As a member of the High Yield Municipal Portfolio Management Team, he is responsible for supporting all High Yield Municipal strategies and is specifically responsible for managing the Enhanced High Yield Municipal Bond, High Yield Municipal Opportunities LP, Municipal Opportunities and Short Duration High Yield Municipal Bond Strategies. He oversees a number of state-specific, tax-exempt
portfolios including the Kansas Municipal Bond, Louisiana Municipal Bond and Wisconsin Municipal Bond Strategies. He is also responsible for the tender option bond/inverse floating rate program used by some of the firm’s closed-end
and open-end funds. Steven began his career with Nuveen in 2003, also working as a senior analyst responsible for risk management and performance measurement processes, developing yield curve strategies and portfolio optimization techniques. He received his B.A. in Finance and Accounting and an M.B.A. in Finance from Miami University.

244

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED OCTOBER 31, 2025
This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN MUNICIPAL CREDIT OPPORTUNITIES FUND (NMCO)
NUVEEN DYNAMIC MUNICIPAL OPPORTUNITIES FUND (NDMO)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NMZ	NMCO	NDMO
Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NMZ	NMCO	NDMO

Management Fees	1.04%	1.52%	1.19%

Interest and Other Related Expenses (2)	2.39%	2.85%	1.55%

Other Expenses (3)	0.07%	0.13%	0.09%

Acquired Fund Fees and Expenses	0.01%	0.00% (4)	0.00% (4)

Total Annual Expenses	3.51%	4.50%	2.83%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended October 31, 2025.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended October 31, 2025. The types of leverage used by the Fund during the fiscal year ended October 31, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)	Other Expenses are based on estimated amounts for the current fiscal year.
(4)	Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

245

Shareholder Update
(continued)

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years

NMZ	$45	$117	$190	$385

NMCO	$55	$145	$236	$467

NDMO	$38	$97	$158	$323
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

246

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.
NMZ

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2025	$10.69	$9.97	$10.59	$9.91	0.94%	0.61%

July 2025	$10.65	$9.87	$10.48	$9.91	1.62%	(0.40)%

April 2025	$11.29	$9.75	$11.18	$10.39	0.98%	(6.16)%

January 2025	$11.61	$10.70	$11.47	$11.02	1.22%	(2.90)%

October 2024	$11.82	$10.72	$11.66	$11.73	1.37%	(8.61) %

July 2024	$10.87	$10.10	$11.53	$11.08	(5.72)%	(8.84)%

April 2024	$10.62	$9.92	$11.36	$11.03	(6.51)%	(10.06)%

January 2024	$10.05	$8.55	$11.04	$9.51	(8.97)%	(10.09)%
NMCO

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2025	$10.93	$10.08	$10.90	$10.27	0.28%	(1.85)%

July 2025	$10.84	$9.99	$10.89	$10.35	(0.46)%	(3.48)%

April 2025	$11.24	$9.74	$11.88	$10.69	(5.39)%	(8.89)%

January 2025	$11.32	$10.44	$12.02	$11.53	(5.82)%	(9.45)%

October 2024	$12.14	$10.96	$12.29	$11.70	(1.22)%	(6.32)%

July 2024	$11.20	$10.25	$12.18	$11.51	(8.05)%	(10.95)%

April 2024	$10.69	$10.08	$11.82	$11.54	(9.56)%	(12.65)%

January 2024	$10.27	$8.87	$11.39	$10.07	(9.83)%	(11.92)%
NDMO

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

October 2025	$10.64	$9.60	$10.62	$10.15	0.19%	(5.42)%

July 2025	$10.27	$9.72	$10.46	$10.14	(1.82)%	(4.14)%

April 2025	$10.61	$9.43	$11.01	$10.26	(3.63)%	(8.09)%

January 2025	$10.95	$9.94	$11.33	$10.92	(3.35)%	(8.97)%

October 2024	$11.39	$10.62	$11.44	$11.07	(0.44)%	(4.07)%

July 2024	$11.05	$10.65	$10.95	$11.17	0.91%	(4.66)%

April 2024	$11.13	$10.44	$11.13	$11.03	0.00%	(5.35)%

January 2024	$10.36	$9.49	$11.09	$9.83	(6.58)%	(3.46)%

247

Shareholder Update
(continued)

The following table shows, as of October 31, 2025 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

October 31, 2025	NMZ	NMCO	NDMO
NAV per Common Share	$10.61	$10.92	$10.60
Market Price	$10.65	$10.93	$10.59
Percentage of Premium/(Discount) to NAV per Common Share	0.38%	0.09%	(0.09)%
Net Assets Attributable to Common Shares	$1,246,996,017	$602,419,062	$631,877,886
Shares of
closed-end
investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.
SENIOR
SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended October 31, 2025 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The financial statements with respect to the fiscal years ended prior to 2025, where applicable, have been audited by other auditors. The Funds’ audited financial statements for the year ended October 31, 2025, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.
NMZ

	Adjustable Rate MuniFund Term Preferred (AMTP) Shares at the End of Period		Variable Rate MuniFund Term Preferred (VMTP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 (3)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (3)
2025	$357,000	$449,299	$0	$0
2024	$357,000	$449,783	$0	$0
2023	$357,000	$393,599	$0	$0
2022	$357,000	$406,158	$0	$0
2021	$257,000	$646,596	$0	$0
2020	$87,000	$1,361,400	$0	$0
2019	$87,000	$1,213,872	$0	$0
2018	$87,000	$1,040,734	$0	$0
2017	$0	$0	$87,000	$1,081,317
2016	$0	$0	$87,000	$1,006,411

248

NMCO

	MuniFund Preferred (MFP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (3)
2025	$404,000	$249,114
2024	$415,000	$254,782
2023	$430,000	$228,205
2022	$450,000	$237,489
2021	$450,000	$283,171
2020	$450,000	$251,699
2019 (4)	$0	$0
NDMO

	Borrowings Outstanding at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period
Year Ended 10/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $100,000 Share (3)
2025	$0	$0	$240,000	$363,282
2024	$0	$0	$240,000	$375,263
2023	$0	$0	$240,000	$343,127
2022	$0	$0	$240,000	$356,314
2021	$191,900	$5,761	$0	$0
2020 (5)	$0	$0	$0	$0

(1)
Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(3)
Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 100,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(4)	For the period September 16, 2019 (commencement of operations) through October 31, 2019.

(5)	For the period August 26, 2020 (commencement of operations) through October 31, 2020.
UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

249

Important Tax Information

(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NVG	$—

NZF	—

NMZ	—

NMCO	—

NDMO	—

250

Shareholder Meeting Report

(Unaudited)
The annual meeting of shareholders for NVG, NZF, NMZ and NDMO was held on August 14, 2025; at this meeting the shareholders were asked to elect Board Members.
The vote totals for NVG, NZF, NMZ and NDMO are set forth below:

	NVG		NZF		NMZ		NDMO
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
Michael A. Forrester
For	159,319,666	—	147,036,811	—	81,090,256	—	45,762,063	—
Withhold	4,264,994	—	5,331,045	—	3,227,535	—	1,902,766	—
Total	163,584,660	—	152,367,856	—	84,317,791	—	47,664,829	—
Thomas J. Kenny
For	159,306,172	—	146,917,528	—	81,071,192	—	45,764,843	—
Withhold	4,278,488	—	5,450,328	—	3,246,599	—	1,899,986	—
Total	163,584,660	—	152,367,856	—	84,317,791	—	47,664,829	—
Robert L. Young
For	159,397,673	—	147,286,544	—	81,145,247	—	46,407,280	—
Withhold	4,186,987	—	5,081,312	—	3,172,544	—	1,257,549	—
Total	163,584,660	—	152,367,856	—	84,317,791	—	47,664,829	—
Albin F. Moschner
For	—	439,690	—	11,680	—	3,570	—	2,400
Withhold	—	—	—	—	—	—	—	—
Total	—	439,690	—	11,680	—	3,570		2,400
Margaret L. Wolff
For	—	439,690	—	11,680	—	3,570	—	2,400
Withhold	—	—	—	—	—	—	—	—
Total	—	439,690	—	11,680	—	3,570	—	2,400

251

Additional Fund Information
(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each
Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ	NMCO	NDMO
Common shares repurchased	0	0	0	0	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

252

Glossary of Terms Used in this Report

(Unaudited)
Average Annual Total Return
: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Industrial Development Revenue Bond (IDR):
A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt
interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunded
Bond/Pre-Refunding
:
Pre-Refunded
Bond/Pre-Refunding,
also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding
generally raises a bond’s credit rating and thus its value.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at

253

Glossary of Terms Users in the Report
(continued)

issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

254

Board Members & Officers

(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	218

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	218

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				219

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	219

255

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	219

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	219

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

256

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account
VA-1
			(2022–2023).	218

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	219

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	219

257

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
				219

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219

258

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account
VA-1
			and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

259

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022
Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence,
Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

260

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-
funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC
½
  333 West Wacker Drive
½
 Chicago, IL 60606
½

www.nuveen.com                EAN-C-1025P 4966777

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen Municipal High Income Opportunity Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended October 31, 2025, and the amount of fees that KPMG LLP (“KPMG”), the Registrant’s former independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended October 31, 2024. The Audit Committee approved in advance all audit services and non-audit services that PwC and KPMG provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended[5]	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
October 31, 2025 (PwC)	$38,040	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2024 (KPMG)	$40,750	$5,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
5	The Registrant changed audit firm from KPMG to PwC on October 24, 2024.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended October 31, 2025, and the amount of fees billed by KPMG to the Adviser and any Affiliated Fund Service Provider, for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended October 31, 2024.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2025 (PwC)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2024 (KPMG)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s fiscal year ended October 31, 2025 for non-audit services, and the amount of fees that KPMG billed during the Registrant’s fiscal year ended October 31, 2024 for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC and KPMG about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s and KPMG’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2025 (PwC)	$0	$0	$11,376,794	$11,376,794
October 31, 2024 (KPMG)	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Matthew Thornton III, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, serves as chief investment officer and head of Nuveen’s municipal fixed income department – the largest and most experienced team of investment professionals in the industry. He is the lead portfolio manager for high yield municipal strategies, as well as tax-exempt and taxable municipal strategies across open-end funds, closed-end funds and customized institutional portfolios. Prior to his current role, Dan was a long-serving portfolio manager for several municipal mutual funds and played a key role in establishing and expanding Nuveen’s institutional platform as head of Taxable Municipals. He also chairs the Municipal Investment Oversight Committee, helping to set the strategic direction of all municipal strategies managed by Nuveen. As a leading expert in the municipal market, Dan is a trusted voice on the complexities of state and local government debt. Dan joined Nuveen in 2000 as a municipal fixed income research analyst, covering the corporate-backed, energy, transportation, and utility sectors. He began his investment career in 1998 as an analyst at Banc of America Securities. He holds a B.S. in Business from Miami University and an M.B.A. from Northwestern University’s J. L. Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Stephen J. Candido, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager for high yield municipal strategies at Nuveen, managing high yield funds and institutional accounts. He also has responsibility for tax-exempt open-end funds and closed-end funds that allocate to both investment grade and high yield municipals. Stephen started working in the investment industry in 1996 when he joined Nuveen in the Unit Trust Division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Stephen was also an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Stephen graduated with a B.S. in Finance from Miami University and an M.B.A. in Finance from the University of Illinois at Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	18	$29.57 billion
	Other Pooled Investment Vehicles	2	$397.03 million
	Other Accounts	45	$17.88 billion

Stephen J. Candido	Registered Investment Company	30	$54.71 billion
	Other Pooled Investment Vehicles	2	$397.03 million

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
	Other Accounts	3	$202.41 million
*	Assets are as of October 31, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of NMZ Securities

As of October 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Close	X
Stephen J. Candido	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Municipal High Income Opportunity Fund

Date: January 7, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 7, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)